                                                                                                                      Execution Version

                                                             $315,000,000

                                                           CREDIT AGREEMENT

                                                                 among

                                                         U.S. CAN CORPORATION,

                                                       UNITED STATES CAN COMPANY
                                                                  and
                                                     VARIOUS LENDING INSTITUTIONS

                                                                 with
                                                 DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                        as Administrative Agent
                                                       Dated as of June 21, 2004

                                                                 with
                                                  LASALLE BANK NATIONAL ASSOCIATION,
                                                         as Syndication Agent
                                                                  and
                                                        MERRILL LYNCH CAPITAL,
                                         a Division of Merrill Lynch Financial Services, Inc.
                                                                  and
                                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                                      as Co-Documentation Agents

                                                              Arranged by
                                                    DEUTSCHE BANK SECURITIES INC. ,
                                                           as Lead Arranger

                                                           -----------------
                                                              (continued)
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                                                                  iv
CHI:1354223.12

                                                           -----------------

                                                                                                                                   Page
                                                                                                                                   ----

                                                                   i

ARTICLE I

ARTICLE II

ARTICLE III

ARTICLE IV

ARTICLE V

ARTICLE VI

ARTICLE VII

ARTICLE VIII

   8.12       Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation,

ARTICLE IX

ARTICLE X

ARTICLE XI

ARTICLE XII

ARTICLE XIII

                                                    INDEX OF SCHEDULES AND EXHIBITS
                                                    -------------------------------

                                                               Exhibits
                                                               --------

Exhibit 2.1(c)....         Swing Line Loan Participation Certificate
Exhibit 2.2(a)(1).Form of Term Note
Exhibit 2.2(a)(2).Form of Revolving Note
Exhibit 2.5.......         Form of Notice of Borrowing
Exhibit 2.6.......         Form of Notice of Conversion or Continuation
Exhibit 2.8(c)....         Form of Letter of Credit Request
Exhibit 4.7(d)....         Form of Section 4.7(d)(i) Certificate
Exhibit 5.1(a)(ii)         Form of Subsidiary Guaranty
Exhibit 5.1(a)(iii)        Form of Security Agreement
Exhibit 5.1(b)(i).Form of Perfection Certificate
Exhibit 5.1(d)....         Form of Opinion
Exhibit 5.1(e)(i).Form of Officer's Certificate
Exhibit 5.1(e)(ii)         Form of Secretary's Certificate
Exhibit 7.2(a)....         Form of Compliance Certificate
Exhibit 7.2(g)....         Form of Negative Covenant Report
Exhibit 12.8(c)...Form of Assignment and Assumption Agreement

                                                               Schedules
                                                               ---------

Schedule 1.1(a)...Commitments
Schedule 5.1(a)(iv)        Foreign Security Documents
Schedule 6.3......         Non-Governmental Approvals
Schedule 6.5(a)...Pro Forma Balance Sheet
Schedule 6.5(d)...Existing Indebtedness
Schedule 6.5(e)...Projections
Schedule 6.9......         Tax Returns and Payments
Schedule 6.10.....         ERISA; Foreign Pension Plans
Schedule 6.11(c)..Real Estate Collateral
Schedule 6.11(d)..Foreign Security Document Filings
Schedule 6.14(a)..Capitalization of Company and Holdings
Schedule 6.15.....         Subsidiaries
Schedule 6.19.....         Environmental Claims
Schedule 7.8......         Insurance
Schedule 8.1(c)...Existing Liens
Schedule 8.7......         Existing Investments and Acquisitions
Schedule 8.13(a)..Permitted Subsidiary Encumbrances and Restrictions
Schedule 12.3.....         Notice Addresses.

                                                                - 145 -

                                                           CREDIT AGREEMENT

                  THIS  CREDIT  AGREEMENT  is dated as of June 21,  2004 and is made by and among  U.S.  Can  Corporation,  a  Delaware corporation  ("Holdings"),  United States Can Company, a Delaware  corporation  ("Company"),  the undersigned  financial  institutions,
               --------                                                           -------
including  Deutsche Bank Trust Company  Americas,  in their  capacities as lenders  hereunder  (collectively,  the  "Lenders," and each
                                                                                                                     -------
individually, a "Lender"), and Deutsche Bank Trust Company Americas, as administrative agent ("Administrative Agent") for the Lenders.
                 ------                                                                        --------------------

                                                         W I T N E S S E T H:
                                                         - - - - - - - - - -

                  WHEREAS,  Company has requested that the Lenders (i) make term loans to Company in the aggregate  principal amount of
$250.0 million maturing on January 15, 2010  (automatically  extended to June 21, 2011 if the Note Refinancing  Condition is satisfied)
and (ii) provide a revolving  credit  facility to Company in an aggregate  amount not to exceed $65.0  million at any time  outstanding and maturing on June 21, 2009;

                  WHEREAS,  the  proceeds  of the term loans  described  above  will be used by  Company to repay in full all  material indebtedness  for money borrowed of Holdings and its  Subsidiaries  other than Holdings'  existing Series B Notes,  Company's  existing
Secured Notes,  Company's existing  Subordinated Notes and other indebtedness of Company and its Subsidiaries to remain outstanding not to exceed $16.5 million in the aggregate (the "Refinancing");
                                               -----------

                  WHEREAS,  the proceeds of the revolving  credit facility  described above will be used by Company for ongoing working capital and general corporate purposes; and

                  WHEREAS,  the Lenders are willing to extend  commitments  to make the term loans and the  revolving  credit  loans to
Company for the purposes specified above and only on the terms and subject to the conditions set forth herein;

                  NOW,  THEREFORE,  in  consideration  of the premises and of the mutual  covenants  herein  contained and, among other things,  (i) the  assignment  of and the grant of a security  interest  in the  Collateral  by  Holdings,  Company  and their  Domestic
Subsidiaries in favor of Administrative  Agent for the benefit of the Lenders pursuant to the Security  Agreement and (ii) the granting of mortgages by Company and its Domestic  Subsidiaries in the Mortgaged  Property  pursuant to the Mortgages,  the parties hereto agree as follows:

1.

         DEFINITIONS AND ACCOUNTING TERMS

1.1      Definitions.  As used herein,  and unless the context  requires a different  meaning,  the  following  terms have the meanings
         -----------
indicated:

                  "Accounts Receivable" means presently existing and hereafter arising or acquired accounts receivable,  notes, drafts,
                   -------------------
acceptances,  general intangibles,  choses in action and other forms of obligations and receivables relating in any way to Inventory or arising from the sale of  Inventory  or the  rendering of services by Company or its  Subsidiaries,  or  howsoever  otherwise  arising, including  the right to payment of any  interest or finance  charges with  respect  thereto and all proceeds of insurance  with respect thereto,  together with all of Company's or its Subsidiaries'  rights as an unpaid vendor, all pledged assets,  guaranty claims,  liens and security  interests held by or granted to Company or its  Subsidiaries to secure payment of any Accounts  Receivable and all books, customer lists, ledgers, records and files (whether written or stored electronically) relating to any of the foregoing.

                  "Acquisition"  means  (i) the  purchase  by a Person of all or  substantially  all of a  business  or  business  unit
                   -----------
conducted by another Person or (ii) the merger, consolidation or amalgamation of any Person with any other Person.

                  "Additional  Security  Documents"  means all mortgages,  pledge  agreements,  security  agreements and other security
                   -------------------------------
documents  entered into  pursuant to Section 7.11 with respect to additional  Collateral,  in each case,  as amended,  supplemented  or
                                     ------------
otherwise modified from time to time.

                  "Adjusted  Working  Capital"  means the difference  between (i)  Consolidated  Current  Assets and (ii)  Consolidated
                   --------------------------
Current  Liabilities  excluding from  Consolidated  Current  Liabilities  all short-term  borrowings,  the current portion of long-term indebtedness, the current portion of deferred income taxes and the current portion of Capitalized Lease Obligations.

                  "Administrative  Agent" has the meaning assigned to that term in the introduction to this Agreement and any successor
                   ---------------------
Administrative Agent in such capacity.

                  "Affiliate"  means,  with  respect to any Person,  any Person or group  acting in concert in respect of the Person in
                   ---------
question that,  directly or indirectly,  controls or is controlled by or is under common control with such Person provided that neither
DB nor any  Affiliate of DB shall be deemed to be an  Affiliate of any Credit  Party.  For the purposes of this  definition,  "control"
(including,  with correlative meanings,  the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons,  shall mean the  possession,  directly or indirectly,  of the power to direct or cause the direction of management and  policies of such Person,  whether  through the  ownership  of voting  securities  or by contract or  otherwise.  A Person shall be deemed to control a corporation  if such Person  possesses,  directly or  indirectly,  the power to vote 10% or more of the  securities having ordinary voting power for the election of directors of such corporation.

                  "Agreement" means this Credit Agreement,  as the same may at any time be amended,  supplemented or otherwise modified
                   ---------
in accordance with the terms hereof and in effect.

                  "Applicable Base Rate Margin" means at any date, (i) with respect to Revolving Loans,  2.50% and (ii) with respect to
                   ---------------------------
Term B Loans, 2.50%.

                  "Applicable Commitment Fee Percentage" means at any date, 0.50%.
                   ------------------------------------

                  "Applicable  Eurocurrency  Margin" means at any date, (i) with respect to Revolving Loans 3.50% and (ii) with respect
                   --------------------------------
to Term B Loans, 3.50%.

                  "Asset  Disposition"  means any sale,  lease,  transfer or other  disposition  (or series of related  sales,  leases,
                   ------------------
transfers  or  dispositions)  of all or any part of an  interest  in shares of Capital  Stock of a  Subsidiary  of Company  (other than directors'  qualifying  shares) and similar  arrangements  required by Requirements of Law,  property or other assets (each referred to for the purposes of this definition as a "disposition") by Company or any of its Subsidiaries.

                  "Assignee" has the meaning assigned to that term in Section 12.8(c).
                   --------                                           ---------------

                  "Assignment  and Assumption  Agreement"  means an Assignment and Assumption  Agreement  substantially  in the form of
                   -------------------------------------
Exhibit  12.8(c)  annexed  hereto and made a part hereof made by any  applicable  Lender,  as assignor,  and such Lender's  assignee in
----------------
accordance with Section 12.8.
                ------------

                  "Attorney  Costs"  means  all  reasonable  fees and  disbursements  of any law firm or other  external  counsel  and,
                   ---------------
following the occurrence and during the continuance of an Event of Default,  the reasonable  allocated cost of internal legal services, including all reasonable disbursements of internal counsel.

                  "Attributable  Debt" means as of the date of  determination  thereof,  without  duplication,  the  principal  balance
                   ------------------
outstanding under any synthetic lease, tax retention  operating lease,  off-balance  sheet loan or similar  off-balance sheet financing product to which such Person is a party,  where such  transaction  is considered  borrowed money  indebtedness  for tax purposes but is classified as an operating lease in accordance with GAAP.

                  "Available  Revolving  Commitment"  means, as to any Lender at any time an amount equal to the excess, if any, of (a)
                   --------------------------------
such Lender's  Revolving  Commitment over (b) the sum of (i) the aggregate of then outstanding  Revolving Loans made by such Lender and
(ii) such Lender's Revolver Pro Rata Share of the LC Obligations and Swing Line Loans then outstanding.

                  "Bailee  Letter"  means a letter in favor of  Administrative  Agent and the Lenders which is executed by each bailee,
                   --------------
warehouseman  or consignee  which may now or in the future hold any  Collateral in its  possession,  in form and  substance  reasonably satisfactory to Administrative Agent.

                  "Bankruptcy  Code" means Title I of the  Bankruptcy  Reform Act of 1978, as amended,  as set forth in Title 11 of the
                   ----------------
United States Code, as hereafter amended.

                  "Base Rate"  means the  greater of (i) the rate most  recently  announced  by DB (or any other  Person then acting as
                   ---------
Administrative  Agent) at its principal  office as its "prime rate",  which is not necessarily the lowest rate made available by DB (or such other  Person) or (ii) the Federal  Funds Rate plus 1/2 of 1% per annum.  The "prime rate"  announced by DB (or such other Person)
is evidenced by the recording  thereof  after its  announcement  in such  internal  publication  or  publications  as DB (or such other
Person) may  designate.  Any change in the interest rate  resulting  from a change in such "prime rate"  announced by DB (or such other
Person)  shall become  effective  without  prior  notice to Company as of 12:01 a.m.  (New York City time) on the Business Day on which each change in such "prime rate" is announced by DB (or such other  Person).  DB (or such other  Person) may make  commercial  or other loans to others at rates of interest at, above or below its "prime rate".

                  "Base Rate Loan" means any Loan which bears interest at a rate determined with reference to the Base Rate.
                   --------------

                  "Benefited Lender" has the meaning assigned to that term in Section 12.6(a).
                   ----------------                                           ---------------

                  "Berkshire  Management  Agreement"  means that certain  management  agreement,  dated as of October 4, 2000,  between
                   --------------------------------
Company and Berkshire Partners, LLC.

                  "Berkshire Partners" means Berkshire Partners LLC and its Affiliates (other than Holdings and its Subsidiaries).
                   ------------------

                  "Board" means the Board of Governors of the Federal Reserve System.
                   -----

                  "Borrowing"  means a group of Loans of a single Type made by the Lenders or the Swing Line Lender,  as appropriate on
                   ---------
a single date (or  resulting  from a conversion  on such date) and in the case of  Eurocurrency  Loans,  as to which a single  Interest
Period is in effect,  provided that Base Rate Loans or Eurocurrency  Loans incurred pursuant to Section 3.7 shall be considered part of
                      --------                                                                  -----------
any related Borrowing of Eurocurrency Loans.

                  "Business  Day" means as it relates to any payment,  determination,  funding or notice to be made or given to or from
                   -------------
Administrative  Agent, a day other than a Saturday,  Sunday or other day on which  commercial  banks in New York City are authorized or required by law to close;  provided,  however,  that when used in connection  with a  Eurocurrency  Loan, the term "Business Day" shall
                           --------   -------
also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital  Expenditures"  means,  without  duplication,  with respect to any Person, any amounts expended during or in
                   ---------------------
respect of a period for any purchase or other  acquisition  for value of any asset that should be classified on a consolidated  balance sheet of such Person  prepared in accordance  with GAAP as property,  plant or equipment,  and shall include  Capitalized  Leases,  but shall exclude any Capital Expenditures arising as part of any Permitted Acquisition.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations,  rights in or other
                   -------------
equivalents  (however  designated) of such Person's  capital stock,  partnership  interests,  membership  interests or other equivalent interests  and any rights  (other  than debt  securities  convertible  into or  exchangeable  for capital  stock),  warrants or options exchangeable for or convertible into such capital stock or other equity interests.

                  "Capitalized  Lease"  means,  at the time any  determination  thereof is to be made,  any lease of property,  real or
                   ------------------
personal,  in respect of which the present value of the minimum rental  commitment is capitalized on the balance sheet of the lessee in accordance with GAAP.

                  "Capitalized  Lease  Obligation"  means,  at the time any  determination  thereof  is to be made,  the  amount of the
                   ------------------------------
liability  in respect of a  Capitalized  Lease which would at such time be so required to be  capitalized  on the balance  sheet of the lessee in accordance with GAAP.

                  "Cash" means money, currency or the available credit balance in Dollars,  Canadian Dollars, Euros or another currency
                   ----
that, in the opinion of Administrative Agent, is at such time freely transferable and freely convertible into Dollars.

                  "Cash Equivalents"  means (i) any evidence of indebtedness,  maturing not more than one year after the date of issue,
                   ----------------
issued by the United States of America or any  instrumentality  or agency  thereof,  the  principal,  interest and premium,  if any, of which is guaranteed  fully by, or backed by the full faith and credit of, the United States of America,  (ii) Dollar,  Canadian  Dollar
or Euro denominated (or other foreign currency fully hedged) time deposits,  certificates of deposit and bankers  acceptances  maturing not more than one year after the date of purchase,  issued by (x) any Lender or (y) a commercial banking  institution  having, or which is the principal  banking  subsidiary of a bank holding company having,  combined capital and surplus and undivided profits of not less than  $200,000,000  and a commercial paper rating of "P-1" (or higher)  according to Moody's "A-1" (or higher)  according to S&P or the equivalent  rating by any other nationally  recognized rating agency in the United States (any such bank, an "Approved Bank"), or (z) a
                                                                                                              -------------
non-United  States  commercial  banking  institution  which is either  currently  ranked  among the 100 largest  banks in the world (by assets,  according to the American  Banker),  has combined capital and surplus and undivided  profits of not less than  $500,000,000 or
                          ----------------
whose  commercial  paper (or the  commercial  paper of such bank's  holding  company)  has a rating of "P-1" (or higher)  according  to
Moody's,  "A-1" (or  higher)  according  to S&P or the  equivalent  rating by any other  nationally  recognized  rating  agency,  (iii)
commercial  paper,  maturing not more than one year after the date of  purchase,  issued or  guaranteed  by a  corporation  (other than
Company or any Subsidiary of Company or any of their respective  Affiliates)  organized and existing under the laws of any state within the United  States of America  with a rating,  at the time as of which any  determination  thereof is to be made,  of "P-1" (or higher)
according to Moody's,  or "A-1" (or higher)  according to S&P, (iv) demand  deposits  with any bank or trust company  maintained in the ordinary course of business,  (v) repurchase or reverse repurchase  agreements covering obligations of the type specified in clause (i)
with a term of not more than seven days with any Approved  Bank and (vi) shares of any money  market  mutual fund rated at least AAA or the equivalent  thereof by S&P or at least Aaa or the equivalent thereof by Moody's,  including,  without  limitation,  any such mutual fund managed or advised by any Lender or Administrative Agent.

                  "Change in Law" means the occurrence,  after the date of this Agreement, of any of the following: (a) the adoption or
                   -------------
taking effect of any law, rule,  regulation or treaty,  (b) any change in any law, rule regulation or treaty or in the  administration, interpretation  or  application  thereof by any  Governmental  Authority  or (c) the making or issuance of any  request,  guideline  or directive (whether or not having the force of law) by any Governmental Authority.

                  "Change of Control"  means (i) the sale,  lease or transfer of all or  substantially  all of  Holding's  or Company's
                   -----------------
assets to any Person or group (as such term is used in Section  13(d)(3) of the Exchange Act),  (ii) the  liquidation or dissolution of
Holdings or Company,  (iii) any person or group of persons  (within the meaning of the  Exchange  Act) shall have  acquired  beneficial ownership  (within the meaning of Rule 13d-3  promulgated  by the SEC under the  Exchange  Act) of a greater  percentage  of the Voting
Securities of Holdings than Berkshire  Partners or (a) prior to a Qualified IPO,  Berkshire  Partners shall fail to  beneficially  own, directly or  indirectly,  at least 40% of the  outstanding  Voting  Securities  of Holdings  or (b) after a  Qualified  IPO,  Berkshire
Partners shall fail to beneficially  own,  directly or indirectly,  at least 25% of the outstanding  Voting  Securities of Holdings (in each case on a fully  diluted  basis),  (iv) during any period of  twenty-four  consecutive  calendar  months,  individuals  who at the beginning of such period  constituted  Holdings' board of directors  (together with any new directors  (a) whose  election by Holding's board of directors or whose  nomination  for  election by Holding's  stockholders  was approved by a vote of at least a majority of the directors  then still in office who either were  directors at the beginning of such period or whose election or nomination for election was  previously so approved or (b) elected by Berkshire  Partners)  cease for any reason other than death or disability to constitute a majority of the  directors  then in office,  (v)  Holdings  shall cease to own 100% of the Voting  Securities  of Company,  or (vi) any
"Change of  Control"  (as such term is defined in any  Permitted  Debt  Document)  or (vii) any  "Change of  Control" as defined in any
Indebtedness  incurred  pursuant to Section  8.2(o) to the extent such event  causes the holder to demand  payment or causes any Credit
                                    ---------------
Party to be obligated to make any payment with respect thereto.

                  "Code" means the Internal Revenue Code of 1986, as from time to time amended,  including the regulations  proposed or
                   ----
promulgated thereunder, or any successor statute and the regulations proposed or promulgated thereunder.

                  "Collateral"  means all "Collateral" as defined in each of the Security Documents and all other assets of each Credit
                   ----------
Party pledged pursuant to any Security Document

                  "Collateral Account" has the meaning assigned to that term in Section 4.4(a).
                   ------------------                                           --------------

                  "Collateral  Agent" means DB acting as collateral  agent for the Secured  Creditors  pursuant to its  appointment  as
                   -----------------
Collateral Agent in Section 11.1 or in any Security Document, and any successor collateral agent in such capacity.
                    ------------

                  "Commercial  Letter of Credit"  means any letter of credit or similar  instrument  issued for the  account of Company
                   ----------------------------
pursuant to this  Agreement for the purpose of  supporting  trade  obligations  of Company or any of its  Subsidiaries  in the ordinary course of business.

                  "Commitment"  means, with respect to each Lender, the aggregate of the Revolving  Commitment and the Term Commitments
                   ----------
of such Lender and "Commitments" means such commitments of all of the Lenders collectively.
                    -----------

                  "Commitment Fee" has the meaning assigned to that term in Section 3.2(b).
                   --------------                                           --------------

                  "Commitment  Period"  means,  the  period  from and  including  the date  hereof to but not  including  the  Revolver
                   ------------------
Termination Date or, in the case of the Swing Line Commitment, five (5) Business Days prior to the Revolver Termination Date.

                  "Common Stock" means the common stock of Holdings, $10.00 per share par value.
                   ------------

                  "Company" has the meaning assigned to that term in the introduction to this Agreement.
                   -------

                  "Compliance Certificate" has the meaning assigned to that term in Section 7.2(a).
                   ----------------------                                           --------------

                  "Consolidated  Capital Expenditures" means, for any Person, for any period, the aggregate of all Capital Expenditures
                   ----------------------------------
by such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP during that period.

                  "Consolidated  Cash Interest Expense" means, for any Person,  for any period,  Consolidated  Interest Expense of such
                   -----------------------------------
Person and its  Subsidiaries in accordance with GAAP, but excluding,  however,  interest  expense not payable in cash,  amortization of discount and deferred financing costs.

                  "Consolidated  Current Assets" means,  for any Person,  as at the time any  determination  thereof is to be made, the
                   ----------------------------
amount,  without duplication,  that is classified on a balance sheet of such Person and its Subsidiaries on a consolidated basis as the current assets of such Person and its Subsidiaries in accordance with GAAP.

                  "Consolidated  Current  Liabilities"  means, for any Person, as at the time any determination  thereof is to be made,
                   ----------------------------------
the  amount,  without  duplication,  that is  classified  on a  balance  sheet of such  Person  and its  Subsidiaries,  as the  current liabilities of such Person and its  Subsidiaries on a consolidated  basis in accordance with GAAP, but excluding  deferred income taxes and the  current  portion  of and  accrued  but unpaid  interest  on any  Indebtedness  under this  Agreement  and any other  long-term
Indebtedness  which would  otherwise be included  therein and the current  portion of any reserve or accrual  established in connection with a non-cash charge added back to Consolidated EBITDA.

                  "Consolidated  Debt"  means,  for any  Person,  as at the  time any  determination  thereof  is to be  made,  (i) all
                   ------------------
Indebtedness  of such Person and its  Subsidiaries  determined on a consolidated  basis to the extent  classified on a balance sheet of such Person and its  Subsidiaries as liabilities in accordance  with GAAP (but excluding  Indebtedness  related to Permitted  Preferred
Stock and Common  Stock to the extent such amount is  characterized  as debt due to SFAS 150) plus (ii) all  Attributable  Debt of such
                                                                                              ----
Person and its Subsidiaries determined on a consolidated basis.

                  "Consolidated  EBITDA"  means,  for any Person,  for any period,  the sum of the  amounts  for such  period,  without
                   --------------------
duplication, of:

                  (i)      Consolidated Net Income,

         plus     (ii)     to the extent deducted in computing Consolidated Net Income the sum of:
         ----

                           (a)      Consolidated Interest Expense,

                  plus(b)  charges  against  income for  foreign,  federal,  state and local taxes in each case based on income and for
                  ----
                                    franchise taxes,

                  plus(c)  depreciation expense,
                  ----

                  plus     (d)      amortization  expense,  including,  without  limitation,   amortization  of  good  will  and  other
                  ----
                                    intangible  assets,  fees,  costs and  expenses in  connection  with the  execution,  delivery  and performance of any of the  Transaction  Documents and other fees,  costs and expenses in connection with Permitted Acquisitions,

                  plus     (e)      write-off of deferred  financing costs originally  incurred in connection with  Indebtedness  being
                  ----
                                    repaid under the Refinancing,

                  plus     (f)      any non-cash charges resulting from any write-down of assets,
                  ----

                  plus     (g)      any restructuring charges not payable in cash in such period,
                  ----

                  plus     (h)      cash  charges  incurred  (1) on or  prior  to June  30,  2006  not to  exceed  (i)  $1,200,000  for
                  ----
                                    termination  payments  due to Mr. John  Workman and (ii)  $4,000,000  for  restructuring  costs and expenses to the extent  incurred in  connection  with plant  closings or other  rationalization  of business assets and (2) prior to the Initial  Borrowing Date not to exceed  $1,500,000 for payments associated with planned headcount  reductions in France and Germany, of which $522,000 was incurred in the first Fiscal  Quarter of the 2004 Fiscal Year and $976,000 was incurred in the second Fiscal
                                    Quarter of the 2004 Fiscal Year,

                  plus     (i)      Management  Fees  paid to  Berkshire  Partners  to the  extent  permitted  to be paid  pursuant  to
                  ----
                                    Section 8.5(e),
                                    --------------

         minus    (iii)    to the extent added in computing Consolidated Net Income the sum of
         -----

                           (a)      the gain (or plus the loss) (net of any tax effect)  resulting  from the sale of any capital assets
                                                 ----
                                    other than in the ordinary course of business

                  plus     (b)      extraordinary  or  non-cash  nonrecurring  after-tax  gains (or  minus  extraordinary  or  non-cash
                  ----                                                                               -----
                                    nonrecurring after-tax losses)

                  plus     (c)      any gain  resulting  from any write-up of assets (other than with respect to any company owned life
                  ----
                                    insurance program);

in each case calculated on a consolidated basis for the applicable period in accordance with GAAP;  provided,  however, if any non-cash
                                                                                                    --------   -------
charge or loss added back in determining  Consolidated  EBITDA required a reserve or accrual for a potential  future cash  expenditure,
Consolidated EBITDA shall be decreased by the amount of any such cash expenditure in the period such expenditure is made.

                  "Consolidated  First Lien Debt" means,  for any Person,  as at the time any  determination  thereof is to be made and
                   -----------------------------
without  duplication,  the sum of (i) all  Consolidated  Debt of such Person that is secured by Liens  senior to or pari passu with the
Liens granted under the Security Documents and (ii) all Obligations under this Agreement.

                  "Consolidated  Interest Expense" means, for any Person,  for any period, the sum of total interest expense (including
                   ------------------------------
that  attributable  to Capitalized  Leases in accordance with GAAP) of such Person and its  Subsidiaries  on a consolidated  basis with respect  to all  outstanding  Indebtedness  of such  Person and its  Subsidiaries,  including,  without  limitation,  all  commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance  financing,  all as determined on a consolidated  basis for such Person and its  Subsidiaries  in accordance  with GAAP plus the interest  component of any lease  payments
                                                                                    ----
under  Attributable  Debt  transactions  of such  Person  and its  Subsidiaries  minus  total  interest  income of such  Person and its
                                                                                 -----
Subsidiaries on a consolidated basis in accordance with GAAP.

                  "Consolidated  Net Income"  and  "Consolidated  Net Loss" mean,  respectively,  for any Person,  for any period,  the
                   ------------------------         ----------------------
aggregate  of the net income  (loss) of such Person for such  period,  determined  in  accordance  with GAAP on a  consolidated  basis, provided  that there shall be excluded the net income  (loss) of any other Person in which such Person or any of its  Subsidiaries  has an interest (which  interest does not cause the net income of such other Person to be  consolidated  with the net income of such Person and its  Subsidiaries in accordance with GAAP),  except to the extent of the amount of dividends or other  distributions  actually paid to Company or any of its Wholly-Owned Subsidiaries by such Person during such period.

                  "Consolidated Senior Secured Debt" means, for any Person, as at the time any determination  thereof is to be made and
                   --------------------------------
without  duplication,  the sum of (i) all  Consolidated  Debt of such  Person  that is secured by Liens  (except  Indebtedness  that is expressly  subordinated  to the Obligations and the  obligations  under the Secured Notes (or any Permitted  Refinancing  thereof)) and
(ii) all Obligations under this Agreement.

                  "Contaminant"  means any material with respect to which any Environmental Law imposes a duty,  obligation or standard
                   -----------
of conduct,  including  without  limitation any  pollutant,  contaminant  (as those terms are defined in 42 U.S.C.ss. 9601(33)),  toxic pollutant (as that term is defined in 33 U.S.C.ss.1362(13)),  hazardous substance (as that term is defined in 42 U.S.C.ss.9601(14)),  or hazardous waste (as that term is defined in 42 U.S.C.ss.6903(5))  including,  without limitation  polychlorinated  biphenyls,  asbestos and petroleum, including crude oil or any derivative of fraction thereof.

                  "Contractual  Obligation"  means, as to any Person,  any provision of any Securities  issued by such Person or of any
                   -----------------------
indenture or credit agreement or any agreement,  instrument or other  undertaking to which such Person is a party or by which it or any of its property is bound or to which it may be subject.

                  "Credit Event" means the making of any Loan or the issuance of any Letter of Credit.
                   ------------

                  "Credit Party" means Company,  Holdings,  each Subsidiary Guarantor and any other guarantor which may hereafter enter
                   ------------
into a guarantee agreement with respect to the Obligations.

                  "Customary  Permitted  Guarantees"  means,  for any Person,  (i) Guarantee  Obligations  of such Person or any of its
                   --------------------------------
Subsidiaries of obligations of any other Person under leases,  supply contracts and other contracts or warranties and  indemnities,  in each case, not constituting  Indebtedness of such Person,  which have been or are undertaken or made in the ordinary course of business by such Person or any of its Subsidiaries  (including,  without  limitation,  guarantees of leases and supply contracts entered into in the ordinary course of business) and (ii) Guarantee  Obligations with respect to surety,  appeal and performance bonds obtained by such
Person or any of its  Subsidiaries in the ordinary course of business,  to the extent not  constituting  Indebtedness and for which the liability  with respect to such  Guarantee  Obligation is not required to be reflected on a balance sheet  prepared in accordance  with
GAAP or to the extent  constituting  such  Indebtedness,  such  Indebtedness  is less than $5,000,000 and is paid or discharged in full within five (5) Business Days after the date so required to be reflected.

                  "Customary Permitted Liens" means, for any Person:
                   -------------------------

(i)      Liens for taxes, duties, levies, imposts,  deductions,  assessments,  charges, or withholding not yet due and payable or which are being contested in good faith by appropriate actions,  provided that provision for the payment of all such taxes,  duties,  levies, imposts,  deductions,  assessments,  charges,  or  withholdings  known to such  Person has been made on the books of such Person to the extent required by GAAP and the aggregate claims secured by such Liens do not exceed $10,000,000;

(ii)     mechanics',  processor's,  materialmen's,  carriers',  landlord's warehousemen's and similar Liens arising by operation of law and arising in the ordinary  course of business and securing  obligations of such Person that are not overdue for a period of more than
60 days or are being contested in good faith by appropriate  actions,  provided that (A) any proceedings  commenced for the enforcement of such Liens shall have been stayed or  suspended  within 90 days of the  commencement  thereof and (B)  provision  for the payment of such Liens has been made on the books of such Person to the extent required by GAAP;

(iii)    Liens arising in connection with worker's compensation,  unemployment  insurance,  pensions and social security benefits which are not overdue or are being  contested in good faith by  appropriate  actions,  provided that  provision for the payment of such Liens has been made on the books of such Person to the extent required by GAAP;

(iv)     Liens  incurred or deposits made in the ordinary  course of business to secure the  performance  of bids,  tenders,  statutory obligations,  fee and expense  arrangements with trustees and fiscal agents  (exclusive of obligations  incurred in connection with the borrowing of money or the payment of the deferred  purchase price of property) and customary  deposits  granted in the ordinary  course of business under Operating  Leases and (B) Liens securing  surety,  indemnity,  performance,  appeal and release bonds,  provided that full provision for the payment of all such obligations has been made on the books of such Person to the extent required by GAAP;

(v)      Permitted Real Property Encumbrances;

(vi)     attachment,  judgment  or other  similar  Liens  arising  in  connection  with  court  or  arbitration  proceedings  involving individually and in the aggregate liability which does not constitute an Event of Default under Section 10.1(i);
                                                                                                ---------------

(vii)    leases or subleases  granted to others not interfering in any material  respect with the business of such Person or any of its
Subsidiaries  and any  interest  or title of a lessor or  sublessor  under any lease or sublease  permitted  by this  Agreement  or the
Security Documents;

(viii)   Liens upon  specific  items of inventory or other goods and  proceeds of any Person  securing  such  Person's  obligations  in respect of bankers'  acceptances  issued or created for the account of such Person to  facilitate  the purchase  shipment or storage of such inventory or other goods;

(ix)     Liens securing  reimbursement  obligations  with respect to commercial  letters of credit which  encumber  documents and other property  relating to such letters of credit and products and proceeds thereof;

(x)      Environmental  Liens to the  extent  that (A) any  proceeds  commenced  for the  enforcement  of such  Liens  shall  have been suspended  or are  being  contested  in good  faith,  (B)  provision  for all  liability  and  damages  that  are the  subject  of said
Environmental  Liens has been made on the books of such  Person to the  extent  required  by GAAP and (C) such  Liens do not  relate to obligations exceeding $2,000,000 in the aggregate at any one time;

(xi)     customary  rights of set off,  revocation,  refund or  chargeback  under deposit  agreements  or under the UCC (or  comparable foreign law) of banks or other financial  institutions  where Company or its Subsidiaries  maintain  deposits in the ordinary course of business permitted by this Agreement;

(xii)    Liens on any cash earnest money deposits made by Company or any of its  Subsidiaries  in connection  with any letter of intent or purchase agreement to the extent the Acquisition or other transaction contemplated thereby would be permitted under this Agreement;

(xiii)   Liens  evidenced by the filing of  precautionary  UCC financing  statements  relating  solely to operating  leases of personal property entered into in the ordinary course of business; and

(xiv)    Licenses of patents,  trademarks and other  intellectual  property rights granted by Company or any of its Subsidiaries in the ordinary  course of business and not interfering in any material  respect with the ordinary  conduct of the business of Company or such
Subsidiary.

                  "DB" means Deutsche Bank Trust Company Americas, a New York banking corporation, and its successors.
                   --

                  "Debt Agreements" has the meaning assigned to that term in Section 5.1(e).
                   ---------------                                           --------------

                  "Default  Rate" means a variable  rate per annum  which shall be two percent  (2%) per annum plus either (i) the then
                   -------------                                                                               ----
applicable  interest  rate  hereunder in respect of the amount on which the Default Rate is being  assessed or (ii) if there is no such applicable  interest  rate,  the Base Rate  plus the  Applicable  Base Rate  Margin,  but in no event in  excess of that  permitted  by applicable law.

                  "Defaulting Lender" means any Lender with respect to which a Lender Default is in effect.
                   -----------------

                  "Deposit Account" means a demand, time, savings,  passbook or like account with a bank, savings and loan association,
                   ---------------
credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "Dividend"  means any  dividend or  distribution  paid or made by a Person to the direct or  indirect  holders of its
                   --------
Capital Stock on or in respect of such Capital Stock.

                  "Documents" means the Loan Documents,  the Permitted Debt Documents,  the Series B Note Documents and the Transaction
                   ---------
Documents.

                  "Dollar" and "$" means lawful money of the United States of America.
                   ------       -

                  "Domestic Security Documents" means the Security  Agreement,  each Mortgage executed by a Credit Party and each other
                   ---------------------------
security  agreement or other  instrument or document  executed and delivered by a Credit Party  pursuant to Section 7.11, in each case,
                                                                                                            ------------
as amended, supplemented or otherwise modified from time to time.

                  "Domestic Subsidiary" means any Subsidiary other than a Foreign Subsidiary.
                   -------------------

                  "Drawing" has the meaning set forth in Section 2.8(d)(ii).
                   -------                               ------------------

                  "Effective  Amount"  means (a) with respect to any Loans on any date,  the  aggregate  outstanding  principal  amount
                   -----------------
thereof after giving effect to any  Borrowings and  prepayments or repayments of Loans  occurring on such date; and (b) with respect to any  outstanding  LC  Obligations  on any date,  the amount of such LC Obligations on such date after giving effect to any issuances of
Letters  of Credit  occurring  on such date and any other  changes  in the  aggregate  amount of the LC  Obligations  as of such  date, including as a result of any  reimbursements  of  outstanding  unpaid  drawings  under any Letters of Credit or any  reductions  in the maximum amount available for drawing under Letters of Credit taking effect on such date.

                  "Effective Date" has the meaning assigned to that term in Section 12.7.
                   --------------                                           ------------

                  "Eligible Assignee" means (i) a commercial bank, financial institution,  financial company, Fund or insurance company
                   -----------------
in each case,  together  with its  Affiliates  or Related  Funds,  which  extends  credit or buys loans in the  ordinary  course of its business or (ii) any other Person approved by the Administrative Agent and the Company, such approval not to be unreasonably withheld.

                  "Employment Agreements" has the meaning assigned to that term in Section 5.1(e).
                   ---------------------                                           --------------

                  "Environmental  Claim"  means any  notice of  violation,  claim,  suit,  demand,  abatement  order or other  order or
                   --------------------
direction (conditional or otherwise) by any Governmental  Authority or any Person for any damage,  personal injury (including sickness, disease or death),  tangible or intangible property damage,  contribution,  cost recovery,  or any other common law claims,  indemnity, indirect or consequential  damages,  damage to the environment,  nuisance,  cost recovery,  or any other common law claims,  pollution, contamination or other adverse effects on the environment,  human health, or natural resources, or for fines,  penalties,  restrictions or injunctive  relief,  resulting from or based upon (a) the  occurrence or existence of a Release or substantial  threat of a material
Release  (whether  sudden or  non-sudden or accidental or  non-accidental)  of, or exposure to, any  Contaminants  in, into or onto the environment at, in, by, from or related to the Premises,  (b) the use,  handling,  generation,  transportation,  storage,  treatment or disposal of  Contaminants  in  connection  with the operation of any  Premises,  or (c) the  violation,  or alleged  violation,  of any
Environmental Laws connected with Company's operations or any Premises.

                  "Environmental  Laws" means any and all  applicable  foreign,  federal,  state or local laws,  statutes,  ordinances,
                   -------------------
codes, rules, regulations,  orders, decrees,  judgments,  directives, or Environmental Permits and cleanup or action standards,  levels or  objectives  imposing  liability or standards of conduct for or relating to the  protection  of health,  safety or the  environment, including,  but not limited to, the  following  statutes as now written and  hereafter  amended:  the Water  Pollution  Control Act, as codified in 33 U.S.C.ss.1251 et seq., the Clean Air Act, as codified in 42 U.S.C.ss. 7401 et seq.,  the Toxic  Substances  Control Act,
                             ------                                                       ------
as codified in 15 U.S.C.ss. 2601 et seq.,  the Solid Waste  Disposal Act, as codified in 42 U.S.C.ss. 6901 et seq.,  the  Comprehensive
                                 ------                                                                    ------
Environmental  Response,  Compensation and Liability Act, as codified in 42 U.S.C.ss.9601 et seq., the Emergency Planning and Community
                                                                                          ------
Right-to-Know  Act of 1986, as codified in 42 U.S.C.ss. 11001 et seq., and the Safe Drinking Water Act, as codified in 42 U.S.C.ss.300f
                                                              ------
et seq., and any related regulations, as well as all state and local equivalents.
-------

                  "Environmental  Lien" means a Lien in favor of any Governmental  Authority for (i) any liability under  Environmental
                   -------------------
Laws, or licenses,  authorizations,  or directions of any Government Authority or court, or (ii) damages relating to, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Environmental  Permits"  means any and all  permits,  licenses,  certificates,  authorizations  or  approvals of any
                   ----------------------
Governmental  Authority required by Environmental  Laws and necessary or reasonably  required for the current operation of the business of Company or any of its Subsidiaries.

                  "Environmental  Study" means those certain environmental  assessments,  and documents upon which such assessments are
                   --------------------
based, of certain of the Mortgaged  Properties,  prepared by an environmental  consulting firm reasonably  acceptable to Administrative
Agent with regard to the existing and  potential  liability of any Credit  Party under any  Environmental  Laws,  including a review of compliance with Environmental Laws.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.
                   -----

                  "ERISA  Affiliate" means,  with respect to any Person,  any trade or business  (whether or not  incorporated)  which,
                   ----------------
together with such Person,  is under common  control as described in Section  414(c) of the Code, is a member of a "controlled  group", as defined in Section  414(b) of the Code,  which  includes  such  Person,  or is treated as a single  employer  with such Person under
Sections 414(m) or (o) of the Code.  Unless otherwise  qualified,  all references to an "ERISA Affiliate" in this Agreement shall refer to an ERISA Affiliate of a Credit Party or any of its Subsidiaries.

                  "Eurocurrency Loan" means any Loan bearing interest at a rate determined by reference to the Eurocurrency Rate.
                   -----------------

                  "Eurocurrency  Rate" means the arithmetic  average (rounded upwards,  if necessary,  to the nearest 1/100th of 1%) of
                   ------------------
the rate per annum obtained by dividing (i) the offered quotation,  if any, to first-class banks in the interbank  eurocurrency  market by DB (or any other  Person  then  acting as  Administrative  Agent) for Dollar  deposits  of amounts in  immediately  available  funds comparable to the principal  amount of the  Eurocurrency  Rate Loan to be made by DB (or such other Person) with maturities  comparable to such Interest Period,  determined as of approximately  10:00 a.m. (New York City time) on the Interest Rate  Determination  Date, by
(ii) a percentage  equal to 100% minus the stated  maximum rate  (expressed as a percentage)  as prescribed by the Board of all reserve requirements  (including,  without  limitation,  any  marginal,  emergency,  supplemental,  special or other  reserves and all reserves required to be maintained against  "Eurocurrency  liabilities" as specified in Regulation D (or any successor  regulation))  applicable on the first day of such  Interest  Period to any member  bank of the  Federal  Reserve  System in respect of  Eurocurrency  funding or liabilities.  The  determination of the  Eurocurrency  Rate by  Administrative  Agent shall be conclusive and binding on Company absent manifest error.

                  "Eurodollar Loan" means any Loan which bears interest at a rate determined with reference to the Eurodollar Rate.
                   ---------------

                  "Event of Default" has the meaning assigned to that term in Section 10.1.
                   ----------------                                           ------------

                  "Excess Cash Flow" means, for any period, an amount equal to Company's and its Subsidiaries':
                   ----------------

                           (i)      Consolidated EBITDA for such period,

                  minus    (ii)     franchise taxes and foreign,  federal, state and local taxes, in each case based on income, paid in
                  -----
cash for such period by Company or its Subsidiaries,

                  minus    (iii)    Consolidated  Capital  Expenditures  paid in cash during such period to the extent not  financed by
                  -----
Indebtedness  (including  Capitalized  Lease  Obligations  but excluding  Loans  hereunder or under  overdraft  lines permitted by this
Agreement)  plus (or minus if  negative)  (2) the  Rollover  Amount for such  period to be carried  forward to the next period less the
Rollover Amount (if any) for the preceding period carried forward to the current period,

                  minus    (iv)     Dividends constituting  Restricted Payments paid in cash by Company or its Subsidiaries during such
                  -----
period to the extent permitted pursuant to Section 8.5,
                                           -----------

                  minus    (v)      Consolidated Cash Interest Expense during such period,
                  -----

                  minus    (vi)     scheduled  amortization  of the principal  portion of the Term Loans and scheduled  amortization of
                  -----
the principal  portion of all other  Indebtedness of Company and its Subsidiaries paid in cash during such period (other than repayment of  Indebtedness  with proceeds of issuance of other  Indebtedness or equity  contributions  or with Net Sale Proceeds or proceeds from
Recovery Events),

                  minus    (vii)    voluntary  prepayments  of the  principal  portion of the Term Loans,  in each case  calculated  in
                  -----
accordance with GAAP,

                  plus     (viii)   the  decrease,  if any,  in  Adjusted  Working  Capital  from the first day to the last day of such
                  ----
period,

                  minus    (ix)     the  increase,  if any,  in  Adjusted  Working  Capital  from the first day to the last day of such
                  -----
period,

                  minus    (x)      cash charges added back to  Consolidated  EBITDA in such period  pursuant to clause  (ii)(h) of the
                  -----
definition thereof,

                  minus    (xi)     Management Fees added back to Consolidated  EBITDA in such period pursuant to clause (ii)(i) of the
                  -----
definition thereof,

                  minus    (xii)    the amount of cash expended in respect of Permitted  Acquisitions during such period, except to the
                  -----
extent financed with Indebtedness;

in each case, calculated without duplication and on a consolidated basis in accordance with GAAP.

                  "Excess Cash Flow  Period"  means,  with respect to the  repayment  required on each Excess Cash  Payment  Date,  the
                   ------------------------
immediately preceding Fiscal Year of Company.

                  "Excess  Cash  Payment  Date"  means  the date  occurring  90 days  after  the last day of a Fiscal  Year of  Company
                   ---------------------------
(beginning with its Fiscal Year ending on December 31, 2004).

                  "Exchange  Act" means the Securities  Exchange Act of 1934, as amended and as codified in 15 U.S.C.  78a et seq., and
                   -------------                                                                                           -- ---
as hereafter amended.

                  "Excluded Equity  Issuances" means any sale or issuance of (a) Capital Stock of Company or any of its Subsidiaries to
                   --------------------------
Holdings or any of its  Subsidiaries  to the extent such  Investment by Holdings or such  Subsidiary is permitted under Section 8.7 and
                                                                                                                        -----------
such  issuance is  permitted  under  Section 8.6, (b) Capital  Stock of Holdings to any Person to the extent a  Responsible  Officer of
                                     -----------
Holdings  delivers a  certificate  to  Administrative  Agent on or prior to the date of such  issuance  stating  that such Net Offering
Proceeds  shall be used for either a Permitted  Acquisition  or used for or  committed to be used for a Capital  Expenditure  permitted pursuant to Section 9.1, in either case,  within 30 days  following the date of such issuance  (which  certificate  shall set forth the
            -----------
estimates of the proceeds to be so  expended);  provided,  that if all or any portion of such Net Offering  Proceeds are not so used or
                                                --------
committed to be used within such 30 day period following  receipt thereof,  such remaining portion shall be applied to repayment of the
Loans as provided  in Section  4.4(e),  (c)  Capital  Stock of  Holdings  to  Berkshire  Partners  or (d) Capital  Stock of Holdings to
                      ---------------
management and employees of Holdings and its Subsidiaries in connection with employee incentive plans.

                  "Excluded Taxes" means
                   --------------

                           (i)      taxes  based upon,  or measured  by, the  Lender's  or  Administrative  Agent's (or a branch of the
Lender's or  Administrative  Agent's)  overall net income,  overall net receipts,  or overall net profits  (including  franchise  taxes imposed in lieu of such taxes),  but only to the extent such taxes are imposed by a  Governmental  Authority (A) in a  jurisdiction  in which such Lender or Administrative  Agent is organized,  (B) in a jurisdiction which the Lender's or Administrative  Agent's principal office is located,  (C) in a jurisdiction  in which such Lender's or  Administrative  Agent's  lending office (or branch) in respect of which  payments  under this  Agreement  are made is located or (D) in any  jurisdiction  as a result of a present or former  connection between  such  Lender or  Administrative  Agent and such  jurisdiction  (other  than any such  connection  arising  from such Lender or
Administrative  Agent having  executed,  delivered or performed its  obligations or received a payment under,  or enforced,  any of the
Loan Documents or otherwise participating in the transactions contemplated by the Loan Documents); and

                           (ii)     any branch  profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Lender or Administrative Agent is organized; and

                           (iii)    taxes  imposed on a Lender or  Administrative  Agent by means of  withholding  at the source to the extent such taxes would have not been  imposed  under  applicable  law if such Lender or  Administrative  Agent had  complied  with the
Section 4.7(d); and
-------------

                           (iv)     in the case of a  Non-U.S.  Participant  (other  than an  assignee  pursuant  to a  request  by the
Company),  any  withholding  taxes  that are  imposed  on  amounts  payable  to such  Non-U.S.  Participant  at the time such  Non-U.S.
Participant  becomes a party hereto,  except to the extent such Non-U.S.  Participant is an assignee of a Lender that was entitled,  at the time of the assignment,  to receive  additional  amounts from the Company with respect to such  withholding tax pursuant to Section
4.7.

                  "Facility" means any of the credit facilities established under this Agreement.
                   --------

                  "Facing Agent" means DB, or any of its  affiliates  including but not limited to Deutsche Bank AG, New York Branch in
                   ------------
its  capacity  as issuer of Letters of Credit and any other  Revolving  Lender  which at the request of Company and with the consent of
Administrative  Agent (not to be unreasonably  withheld) agrees to issue Letters of Credit,  in its capacity as an issuer of Letters of
Credit. On the Initial Borrowing Date the only Facing Agent will be DB.

                  "Federal  Funds Rate" means on any one day, the rate per annum equal to the weighted  average  (rounded  upwards,  if
                   -------------------
necessary,  to the nearest  1/100th of 1%) of the rate on overnight  federal  funds  transactions  with members of the Federal  Reserve
System only arranged by federal funds  brokers,  as published as of such day by the Federal  Reserve Bank of New York, or, if such rate is not so published,  the average of the  quotations  for such day on such  transactions  received by  Administrative  Agent from three federal funds brokers of recognized standing selected by Administrative Agent.

                  "Fee Letter" means that certain letter  agreement dated May 12, 2004 between DB and Deutsche Bank Securities Inc. and
                   ----------
Company and providing for the payment of certain fees in connection with this Agreement.

                  "First Lien Leverage Ratio" means,  for any Test Period,  the ratio of  Consolidated  First Lien Debt of Holdings and
                   -------------------------
its Subsidiaries as of the last day of such Test Period to Consolidated EBITDA of Holdings and its Subsidiaries for such Test Period.

                  "Fiscal  Quarter"  means a quarterly  accounting  period ending on December 31st and the Sunday nearest each of March
                   ---------------
31st, June 30th and September 30th of each Fiscal Year.

                  "Fiscal Year" means an accounting period that begins January 1st and ends December 31st.
                   -----------

                   "Foreign  Investment" means any (a) Investment by a Credit Party in a Foreign  Subsidiary,  (b) purchase by a Credit
                    -------------------
Party of assets located  outside of the United States  (including the purchase of Capital Stock of a Person not domiciled in the United
States)  (c)  issuance of a Letter of Credit  under this  Agreement  for the benefit of a Foreign  Subsidiary  or (d)  incurrence  of a
Guarantee Obligation by a Credit Party for the direct or indirect benefit of any Foreign Subsidiary.

                  "Foreign  Pension Plan" means any plan, fund  (including,  without  limitation,  any  super-annuation  fund) or other
                   ---------------------
similar  program  established  or  maintained  outside  of the  United  States  of  America  by a  Credit  Party  or one or more of its
Subsidiaries  or its  Affiliates  primarily  for the benefit of employees of the Credit Party or such  Subsidiaries  or its  Affiliates residing  outside the United States of America,  which plan,  fund, or similar  program  provides or results in,  retirement  income or results in a deferral of income for periods extending to the termination of covered  employment or beyond,  and which is not subject to
ERISA or the Code.

                  "Foreign  Requirements  of Law" means any  Requirement of Law of a Governmental  Authority in a foreign  jurisdiction
                   -----------------------------
(including any exchange  control,  financial  assistance,  minimum  capitalization,  fraudulent  conveyance,  mandatory labor advice or similar rules or regulations).

                  "Foreign  Security  Documents"  means each  pledge  agreement,  charge over  shares or other  document or  instrument
                   ----------------------------
identified  on Schedule  5.1(a)(iv)  executed and delivered for the benefit of the  Collateral  Agent and each other pledge  agreement,
               --------------------
charge  over  shares or other  document  or  instrument  executed  and  delivered  pursuant  to  Section  7.11(d)  to secure any of the
                                                                                                 ----------------
Obligations, in each case, as amended, supplemented or otherwise modified from time to time.

                  "Foreign  Subsidiary"  means any Subsidiary that is organized under the laws of a jurisdiction  other than the United
                   -------------------
States of America or any state thereof or the District of Columbia.

                  "Former Premises" means, at any time, all real property  formerly owned,  leased or operated by Company or any of its
                   ---------------
Subsidiaries.

                  "Formametal  Acquisition"  means the  Acquisition  by  Company or its  Subsidiaries  of all of the  Capital  Stock of
                   -----------------------
Formametal,  S.A., a company  organized under the laws of Argentina not currently owned by Company and its  Subsidiaries for a purchase price not to exceed $2,750,000 plus earn-out payments of up to $5,000,000 over three years.

                  "Fund" means a Person that is a fund that invests in senior loans.
                   ----

                  "GAAP" means generally accepted accounting principles in the U.S. as in effect from time to time.
                   ----

                  "Government Acts" has the meaning assigned to that term in Section 2.8(h).
                   ---------------                                           --------------

                  "Governmental  Authority" means any nation or government,  any  intergovernmental or supranational body, any state or
                   -----------------------
other political subdivision thereof and any agency,  authority,  instrumentality,  regulatory body, court, central bank or other entity exercising executive,  legislative,  judicial,  taxing,  regulatory or administrative functions of government,  any securities exchange and any quasi-governmental self-regulatory organization (including the National Association of Insurance Commissioners).

                  "Guarantee  Obligations"  means, as to any Person,  without  duplication,  any direct or indirect  obligation of such
                   ----------------------
Person guaranteeing or intended to guarantee any Indebtedness,  Operating Lease,  dividend or other obligation ("primary  obligations")
of any other Person (the  "primary  obligor")  in any manner,  whether  directly or  indirectly,  including,  without  limitation,  any obligation  of such  Person,  whether or not  contingent:  (i) to purchase  any such primary  obligation  or any property  constituting direct or indirect security therefor;  (ii) to advance or supply funds (a) for the purchase or payment of any such primary  obligation, or (b) to maintain  working  capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor for the benefit of the owner of such primary obligation;  (iii) to purchase property,  securities or services primarily for the purpose of assuring  the owner of any such  primary  obligation  of the ability of the primary  obligor to make payment of such primary  obligation;  or (iv)  otherwise  to assure or hold  harmless  the owner of such  primary  obligation  against  loss in respect thereof;  provided,  however,  that the term Guarantee  Obligations  shall not include any  endorsements  of instruments for deposit or
          --------   -------
collection  in the ordinary  course of business.  The amount of any  Guarantee  Obligation  at any time shall be deemed to be an amount equal to the  lesser  at such time of (a) the  stated or  determinable  amount of the  primary  obligation  in  respect  of which  such
Guarantee  Obligation  is made or (b) the maximum  amount for which such Person may be liable  pursuant to the terms of the  instrument embodying such Guarantee  Obligation;  or, if not stated or determinable,  the maximum reasonably  anticipated liability (assuming full performance) in respect thereof.

                  "Guaranteed  Creditors"  means and includes  Administrative  Agent,  the Lenders and each Lender or an Affiliate of a
                   ---------------------
Lender (even if such Lender  ceases to be a Lender under this  Agreement  for any reason) which becomes a party to one or more Interest
Rate Agreements or Other Hedging Agreements entered into by Company or its Subsidiaries.

                  "Guaranteed  Obligations"  means  (i) the  principal  and interest  (whether such interest is allowed as a claim in a
                   -----------------------
bankruptcy  proceeding  with respect to Company or otherwise)  on each Note issued by Company to each Lender,  and all Loans made under this  Agreement  and all  reimbursement  obligations  and Unpaid  Drawings  with respect to Letters of Credit,  together with all other obligations  (including  obligations  which,  but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due)
and liabilities  (including,  without  limitation,  indemnities,  fees and interest  thereon) of Company to such Lender now existing or hereafter  incurred under,  arising out of or in connection with this Agreement or any other Loan Documents and the due performance and compliance with all terms,  conditions and agreements contained in the Loan Documents by Company,  and (ii) all obligations  (including obligations  which,  but for the automatic stay under Section 362(a) of the Bankruptcy  Code,  would become due) of Company owing under any Interest Rate  Agreement or Other Hedging  Agreement  entered into by Company or any of their  Subsidiaries  with any Lender or any
Affiliate thereof (even if such Lender  subsequently  ceases to be a Lender under this Agreement for any reason) so long as such Lender or Affiliate  participates in such Interest Rate Agreement or Other Hedging Agreement,  and their subsequent  assigns,  if any, whether or not existing or hereafter  arising,  and the due  performance  and compliance  with all terms,  conditions and agreements  contained therein.

                  "Guarantors" means,  collectively,  Holdings,  each Subsidiary Guarantor,  and each Person (other than Administrative
                   ----------
Agent or Collateral Agent) party to any Subsidiary Guaranty.

                  "Guaranty" means each Subsidiary Guaranty, and the guaranty by Holdings contained in Article XIII hereof.
                   --------

                  "Holdings" has the meaning assigned to that term in the introduction to this Agreement.
                   --------

                  "Indebtedness" means, as applied to any Person (without duplication):
                   ------------

(i)~     all indebtedness of such Person for borrowed money;

(ii)~    the  deferred  and unpaid  balance of the  purchase  price of assets or services  purchased  by such Person  (other than trade payables and other accrued  liabilities  incurred in the ordinary course of business that are not overdue by more than 90 days unless being  contested in good faith) which  purchase  price is (a) due more than six months from the date of  incurrence  of the obligation in respect thereof or (b) evidenced by a note or a similar written instrument;

(iii)~   all Capitalized Lease Obligations of such Person;

(iv)~    all indebtedness  secured by any Lien on any property owned by such Person,  whether or not such indebtedness has been assumed by such Person or is nonrecourse to such Person;

(v)~     notes payable and drafts accepted  representing  extensions of credit to such Person whether or not  representing  obligations for  borrowed  money  (other than such notes or drafts for the deferred  purchase  price of assets or services  which does not constitute Indebtedness pursuant to clause (ii) above);

(vi)~    indebtedness or obligations of such Person, in each case, evidenced by bonds, notes or similar written instruments;

(vii)~   the face  amount of all  letters of credit  (other  than trade  letters of credit)  and  bankers'  acceptances  issued for the account of such Person, and without duplication,  all drafts drawn thereunder other than, in each case,  commercial or standby letters of credit or the  functional  equivalent  thereof  issued in  connection  with  performance,  bid or  advance  payment obligations  incurred in the ordinary  course of business,  including,  without  limitation,  performance  requirements  under workers compensation or similar laws;

(viii)~  all obligations of such Person under Interest Rate Agreements or Other Hedging Agreements;

(ix)~    Guarantee Obligations of such Person; and

(x)~     Attributable Debt of such Person.

                  "Indebtedness to Remain Outstanding" shall have the meaning assigned to that term in Section 6.5(d).
                   ----------------------------------                                                  --------------

                  "Indemnified Person" has the meaning assigned to that term in Section 12.4(b).
                   ------------------                                           ---------------

                  "Independent Financial Advisor" means an accounting,  appraisal,  investment banking or consulting firm of nationally
                   -----------------------------
recognized  standing that is, in the reasonable and good faith judgment of the board of directors of Company,  qualified to perform the task for which such firm has been engaged and disinterested and independent with respect to Company and its Affiliates.

                  "Initial Borrowing" means the first Credit Event under this Agreement.
                   -----------------

                  "Initial Borrowing Date" means the date of the Initial Borrowing.
                   ----------------------

                  "Initial Loan" means the first Loan made by the Lenders under this Agreement.
                   ------------

                  "Intellectual Property" has the meaning assigned to that term in Section 6.21.
                   ---------------------                                           ------------

                  "Intercompany  Indebtedness" means Indebtedness of Holdings, Company or any of their respective Subsidiaries which is
                   --------------------------
owing to any member of such group.

                  "Intercreditor Acknowledgement" has the meaning assigned to that term in Section 5.1(f)(iii).
                   -----------------------------                                           -------------------

                  "Intercreditor  Agreement"  means that certain  Lien  Intercreditor  Agreement  dated as of July 22, 2003 among Wells
                   ------------------------
Fargo Bank Minnesota,  National  Association,  as trustee for the holders of the Secured Notes,  Administrative  Agent (as successor to
Bank of America,  N.A.), as Senior Agent, Company and the Guarantors identified therein, as amended,  restated or otherwise modified in accordance with the terms hereof, including as modified by the Intercreditor Acknowledgement.

                  "Interest Coverage Ratio" means, for any period, the ratio of Consolidated  EBITDA of Company and its Subsidiaries to
                   -----------------------
Consolidated Cash Interest Expense of Company and its Subsidiaries for such period.

                  "Interest  Payment Date" means (a) as to any Base Rate Loan, each Quarterly  Payment Date to occur while such Loan is
                   ----------------------
outstanding,  (b) as to any  Eurocurrency  Loan having an Interest  Period of three months or less, the last day of the Interest Period applicable  thereto and (c) as to any  Eurocurrency  Loan having an Interest  Period longer than three months,  each day which is three months,  each three (3) month anniversary of the first day of the Interest Period  applicable  thereto and the last day of the Interest
Period applicable thereto;  provided,  however, that, in addition to the foregoing,  each of (i) the date upon which both the Revolving
                            --------   -------
Commitments  have been  terminated and the Revolving Loans have been paid in full and (iii) each applicable Term Maturity Date shall be deemed to be an "Interest Payment Date" with respect to any  interest which is then accrued hereunder for such Loan.

                  "Interest Period" has the meaning assigned to that term in Section 3.4.
                   ---------------                                           -----------

                  "Interest Rate Agreement" means any interest rate swap agreement,  interest rate cap agreement,  interest rate collar
                   -----------------------
agreement,  interest rate futures  contract,  interest rate option contract or other similar  agreement or arrangement to which Company or any Subsidiary is a party.

                  "Interest Rate  Determination  Date" means the date for calculating  the  Eurocurrency  Rate for an Interest  Period,
                   ----------------------------------
which date shall be the second Business Day prior to first day of the related Interest Period for such Loan.

                  "Inventory" means, inclusively,  all inventory as defined in the UCC from time to time and all goods, merchandise and
                   ---------
other personal  property  wherever  located,  now owned or hereafter  acquired by Company or any of its  Subsidiaries  of every kind or description  which are held for sale or lease or are  furnished  or to be furnished  under a contract of service or are raw  materials, work-in-process or materials used or consumed or to be used or consumed in Company's or any of its Subsidiaries' business.

                  "Investment"  means,  as applied to any Person,  (i) any direct or indirect  purchase  or other  acquisition  by that
                   ----------
Person of, or a beneficial  interest in, Securities of any other Person,  or a capital  contribution by that Person to any other Person
(ii) any direct or indirect  loan or advance to any other  Person  (other than  prepaid  expenses  or  Accounts  Receivable  created or acquired in the  ordinary  course of  business),  including  all  Indebtedness  to such Person  arising from a sale of property by such person other than in the ordinary  course of its business  (iii) any  Acquisition by that Person or (iv) any purchase by that Person of a futures  contract or such person  otherwise  becoming liable for the purchase or sale of currency or other commodity at a future date in the nature of a futures  contract.  The amount of any Investment by any Person on any date of determination  shall be the sum of the value of the gross assets  transferred to or acquired by such Person  (including the amount of any liability assumed in connection with such transfer or acquisition  by such Person to the extent such liability  would be reflected on a balance sheet prepared in accordance with GAAP) plus the cost of all  additions,  thereto,  without any  adjustments  for  increases or decreases  in value,  or  write-ups, write-downs or write-offs with respect to such Investment,  minus the amount of all cash returns of principal or capital thereon,  cash dividends thereon and other cash returns on investment  thereon or liabilities  expressly assumed by another Person (other than Company or another  Subsidiary of Company) in connection  with the sale of such  Investment.  Whenever the term  "outstanding"  is used in this
Agreement with reference to an Investment, it shall take into account the matters referred to in the preceding sentence.

                  "IRS" means the United States Internal Revenue Service, or any successor or analogous organization.
                   ---

                  "Landlord  Consent" means a letter in favor of Administrative  Agent and the Lenders which is executed by each lessor
                   -----------------
of any leased  property of Company or any Subsidiary of Company at which  Collateral  may now or in the future be located,  in form and substance reasonably satisfactory to Administrative Agent.

                  "LC Commission" has the meaning assigned to that term in Section 2.8(g)(ii).
                   -------------                                           ------------------

                  "LC  Obligations"  means,  at any time,  an amount equal to the sum of (a) the  aggregate  Stated  Amount of the then
                   ---------------
outstanding  Letters  of Credit and (b) the  aggregate  amount of Unpaid  Drawings  under  Letters  of Credit  which have not then been reimbursed  pursuant to  Section 2.8(f).  The LC  Obligation  of any Lender at any time shall mean its  Revolver  Pro Rata Share of the
                         --------------
aggregate LC Obligations outstanding at such time.

                  "LC Participant" has the meaning assigned to that term in Section 2.8(e).
                   --------------                                           --------------

                  "LC Supportable  Indebtedness"  means (i) obligations of Company or its Subsidiaries  incurred in the ordinary course
                   ----------------------------
of business with respect to insurance obligations and workers'  compensation,  surety bonds and other similar statutory obligations and
(ii) such other obligations of Company or any of its Subsidiaries as are reasonably  acceptable to Administrative  Agent and the Facing
Agent and otherwise permitted to exist pursuant to the terms of this Agreement.

                  "Lender" and "Lenders" have the respective  meanings  assigned to those terms in the  introduction  to this Agreement
                   ------       -------
and shall include any Person that becomes a "Lender" as contemplated by Section 12.8.
                                                                        ------------

                  "Lender  Default" means (i) the refusal  (which has not been  retracted) of a Lender to make available its portion of
                   ---------------
any  Borrowing or to fund its portion of any  unreimbursed  payment under  Section  2.8(f) or (ii) a Lender having  notified in writing
                                                                           ---------------
Company and/or  Administrative  Agent that it does not intend to comply with its obligations under Section 2.8(e) or Section 2.8(f), as
                                                                                                   --------------    --------------
a result of any takeover of such Lender by any regulatory authority or agency.

                  "Letters of Credit"  means,  collectively,  all  Commercial  Letters of Credit and Standby  Letters of Credit  issued
                   -----------------
pursuant to this Agreement, and "Letter of Credit" means any one of such Letters of Credit.

                  "Letter of Credit  Payment" means as applicable (a) all payments made by a Facing Agent pursuant to either a draft or
                   -------------------------
demand for payment  under a Letter of Credit or (b) all  payments  by Lenders  having  Revolving  Commitments  to such Facing  Agent in respect thereof (whether or not in accordance with their Revolver Pro Rata Share).

                  "Letter of Credit Request" has the meaning assigned to that term in Section 2.8(c).
                   ------------------------                                           --------------

                  "Lien" means (i) any judgment lien or execution,  attachment,  levy,  distraint or similar legal process and (ii) any
                   ----
mortgage, pledge,  hypothecation,  collateral assignment,  security interest,  encumbrance,  lien, charge or deposit arrangement (other than a deposit to a Deposit  Account in the ordinary course of business and not intended as security) of any kind  (including,  without limitation,  any conditional sale or other title retention  agreement or lease in the nature thereof,  any agreement to give any of the foregoing,  any filing or agreement to file a financing  statement as debtor under the UCC or any similar statute other than to reflect ownership  by a third  party of  property  leased or  consigned  to Company  or any of its  Subsidiaries  under a lease or  consignment agreement which is not in the nature of a conditional  sale or title retention  agreement,  any  subordination  arrangement in favor of another Person or any sale of receivables with recourse against the seller or any Affiliate of the seller).

                  "Loan" means any Term B Loan, Revolving Loan or Swing Line Loan and "Loans" means all such Loans collectively.
                   ----

                  "Loan  Documents"  means,  collectively,  this Agreement,  the Notes,  each Letter of Credit  Request,  each Security
                   ---------------
Document,  each Guaranty,  each Interest Rate Agreement and Other Hedging Agreement to which any Lender or any Affiliate of a Lender is a party (in each case, even if such Lender subsequently  ceases to be a Lender under this Agreement for any reason),  the Intercreditor
Agreement and all other agreements,  instruments and documents  executed in connection  therewith,  in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

                  "Majority  Lenders" of any Facility means those  Non-Defaulting  Lenders which would  constitute the Required Lenders
                   -----------------
under,  and as defined in, this Agreement if all outstanding  Obligations of other  Facilities under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

                  "Management Fees" means for any period, all management fees or similar  compensation,  excluding amounts representing
                   ---------------
reimbursement  of out-of-pocket  expenses  incurred in the ordinary course of business in connection with the performance of management services.

                  "Material  Adverse Effect" means a material adverse effect on (a) the business,  condition  (financial or otherwise),
                   ------------------------
assets,  liabilities,  property,  operations or prospects of Company and its Subsidiaries  taken as a whole, (b) the ability of Company or any of its  Subsidiaries  to perform its  respective  obligations  under any Loan  Document to which it is a party  (other than as a result of  circumstances  of the type described in clause (a)), or (c) the validity or  enforceability  of this Agreement or any of the
Security Documents or the rights or remedies of Administrative Agent and the Lenders hereunder or thereunder.

                  "Maximum  Commitment"  means, when used with reference to any Lender, the aggregate of such Lender's Term Commitments
                   -------------------
and  Revolving  Commitment  in the amounts not to exceed those set forth  opposite the name of such Lender on Schedule  1.1(a)  hereto,
                                                                                                              ----------------
subject to reduction from time to time in accordance with the terms of this Agreement.

                  "May" means May Verpackungen Gmbh & Co. KG, an entity organized under the laws of Germany.
                   ---

                  "May Receivables  Sale Documents"  means the Factoring  Agreement dated November 13, 2003 by and among May and Heller
                   -------------------------------
Bank AG, and the related documents,  as amended,  restated or otherwise modified in accordance with the terms hereof;  provided,  after
                                                                                                                       --------
giving effect to such amendment,  restatement or other  modification (1) sales  thereunder are true sales on a non-recourse  basis (and treated as sales for GAAP purposes),  without any guarantee by Company or any of its  Subsidiaries  (it being  understood that Standard
Receivables Sale Undertakings  shall not constitute a guarantee),  (2) such documentation is on market terms and conditions and (3) the sales price for Accounts Receivable thereunder is not less than 90% of the face amount of such Accounts Receivable;  provided,  further
                                                                                                                     --------   -------
that if the book value of all Accounts  Receivable  sold pursuant to such documents less the amount of such Accounts  Receivable  which have  been  collected  by the  purchaser  thereof  or are no  longer  outstanding  pursuant  to the  terms of such  documents,  exceeds
(euro)12,000,000, the maximum aggregate amount set forth in Section 8.4(b)(ii)(4) shall be reduced by the Dollar equivalent of such excess.
                                                            ---------------------

                  "Minimum  Borrowing  Amount" means (i) with respect to Base Rate Loans,  $500,000  (ii) with respect to  Eurocurrency
                   --------------------------
Loans, $1,000,000.

                  "Minimum Borrowing Multiple" means $100,000.
                   --------------------------

                  "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.
                   -------

                  "Mortgage"  has the meaning  assigned to that term in Section  5.1(c) and shall also include any mortgages or similar
                   --------                                             ---------------
documents executed pursuant to Section 7.11.
                               ------------

                  "Mortgage  Policies"  has the meaning  assigned to that term in Section  5.1(c) and shall also  include any  mortgage
                   ------------------                                             ---------------
policies or similar documents executed pursuant to Section 7.11.
                                                   ------------

                  "Mortgaged  Property"  has the  meaning  assigned  to that term in Section  5.1(c) and shall  also  include  any real
                   -------------------                                               ---------------
property subject to a mortgage pursuant to Section 7.11.
                                           ------------

                  "Multiemployer  Plan" means any plan described in Section 3(37) or 4001(a)(3) of ERISA to which  contributions are or
                   -------------------
have,  within the preceding  six years,  been made,  or are or were,  within the preceding six years,  required to be made, by a Credit
Party, any of its Subsidiaries or any of their ERISA Affiliates.

                  "Multiple Employer Plan" means a Plan covered by Title IV of ERISA,  other than a Multiemployer  Plan, which a Credit
                   ----------------------
Party,  any of its  Subsidiaries  or any of their ERISA  Affiliates and at least one employer  other than the Credit Party,  any of its
Subsidiaries or any of their ERISA Affiliates are contributing sponsors.

                  "Net Offering  Proceeds" means the proceeds received from (a) the issuance of any Capital Stock or (b) the incurrence
                   ----------------------
of any  Indebtedness,  in each case net of the  actual  liabilities  for  reasonably  anticipated  cash taxes in  connection  with such issuance or incurrence,  if any, any underwriting,  brokerage and other customary selling commissions  incurred in connection with such issuance or incurrence,  and reasonable  legal,  advisory and other fees and expenses,  including title and recording tax expenses,  if any, incurred in connection with such issuance or incurrence.

                  "Net Sale Proceeds" means,  with respect to any Asset  Disposition the aggregate cash payments received by Company or
                   -----------------
any of its Subsidiaries from such Asset Disposition (including,  without limitation,  cash received by way of deferred payment pursuant to a note receivable,  conversion of non-cash consideration,  cash payments in respect of purchase price adjustments or otherwise,  but only as and when such cash is actually  received) minus the direct costs and expenses  incurred in connection  therewith  (including in
                                                  -----
the case of any Asset  Disposition,  the  payment of the  outstanding  principal  amount  of,  premium,  if any,  and  interest  on any
Indebtedness  (other  than  hereunder)  required  to be  repaid as a result of such  Asset  Disposition);  a  provision  for  indemnity obligations  which are reasonably  expected to be incurred  within two years of the date of such Asset  Disposition  and in no event in excess of five percent of the aggregate  cash payments  received  from such Asset  Disposition,  and any provision for taxes in respect thereof made in  accordance  with GAAP  provided  that such  expenses  shall only include taxes to the extent that taxes are payable in
                                        --------
cash in the current year or the following year as a result of such Asset  Disposition.  Any proceeds  received in a currency other than
Dollars  shall,  for purposes of the  calculation of the amount of Net Sale  Proceeds,  be in an amount equal to the Dollar  Equivalent thereof as of the date of receipt thereof by Company or any of its Subsidiaries.

                  "Non-Defaulting Lender" means each Lender which is not a Defaulting Lender.
                   ---------------------

                  "Non-U.S.  Participant"  means any Lender  that is not a United  States  person  within the  meaning of Code  section
                   ---------------------
7701(a)(30).

                  "Note" means a note  substantially  in the form of Exhibit  2.2(a)(1) or Exhibit  2.2(a)(2)  and "Notes" means all of
                   ----                                              ------------------    ------------------       -----
such Notes collectively.

                  "Note  Refinancing  Condition" means the repayment in full or refinancing in full before January 10, 2010 with one or
                   ----------------------------
more Permitted Refinancings of both of the Secured Notes and the Subordinated Notes.

                  "Notice Office" means the office of  Administrative  Agent located at 90 Hudson Street,  5th Floor,  Jersey City, New
                   -------------
Jersey 07302, or such other office as Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "Notice of Borrowing" has the meaning assigned to that term in Section 2.5.
                   -------------------                                           -----------

                  "Notice of Conversion or Continuation" has the meaning assigned to that term in Section 2.6.
                   ------------------------------------                                           -----------

                  "Obligations"  means all liabilities and obligations of Company and its Subsidiaries  now or hereafter  arising under
                   -----------
this Agreement and all of the other Loan Documents,  whether for principal,  interest,  fees, expenses,  indemnities or otherwise,  and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

                  "Operating Lease" of any Person,  means any lease (including,  without limitation,  leases which may be terminated by
                   ---------------
the lessee at any time) of any property (whether real, personal or mixed) by such Person, as lessee, which is not a Capitalized Lease.

                  "Organizational   Documents"  means,  with  respect  to  any  Person,   such  Person's  articles  or  certificate  of
                   --------------------------
incorporation,  certificate of amalgamation,  memorandum or articles of association,  bylaws, partnership agreement,  limited liability company  agreement,  joint venture  agreement or other similar  governing  documents  and any document  setting forth the  designation, amount and/or relative rights, limitations and preferences of any class or series of such Person's Capital Stock.

                  "Other Hedging Agreement" means any foreign exchange contract, currency swap agreement,  futures contract,  commodity
                   -----------------------
agreements, option contract, synthetic cap or other similar agreement.

                  "Participants" has the meaning assigned to that term in Section 12.8(b).
                   ------------                                           ---------------

                  "Payment  Office"  means with respect to  Administrative  Agent or Swing Line Lender,  90 Hudson  Street,  5th Floor,
                   ---------------
Jersey City, New Jersey 07302, Attn:  Commercial Loan Division,  or such other address as Administrative Agent or Swing Line Lender, as the case may be, may from time to time specify in accordance with Section 12.3.
                                                                  ------------

                  "PBGC" means the Pension Benefit Guaranty Corporation created by Section 4002(a) of ERISA.
                   ----

                  "Perfection Certificate" has the meaning assigned to such term in Section 5.1(b)(i).
                   ----------------------                                           -----------------

                  "Permitted  Acquisition"  means  any  Acquisition  by  Company  or any of its  Subsidiaries  if all of the  following
                   ----------------------
conditions are met:

                  (a)      no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom;

                  (b)      such  acquisition has not been preceded by an unsolicited  tender offer for such Person by Company or any of its Affiliates;

                  (c)      all transactions  related thereto are consummated in compliance,  in all material respects,  with applicable
         Requirements of Law;

                  (d)      in the  case  of any  acquisition  of any  equity  interest  in any  Person,  after  giving  effect  to such acquisition  such  Person  becomes a  Wholly-Owned  Subsidiary  of Company  (or with  respect to any such Person that does not become a  Wholly-Owned  Subsidiary,  such Person  becomes a Subsidiary  of Company),  and, to the extent  required by Section
                                                                                                                               --------
         7.11(a), guarantees the Obligations hereunder and grants the security interest contemplated by such Section 7.11(c));
         -------                                                                                             ---------------

                  (e)      all actions,  if any,  required to be taken under  Section 7.11 with respect to any acquired or newly formed
                                                                              ------------
         Subsidiary and its property are taken as and when required under Section 7.11;
                                                                          ------------

                  (f)      such assets are used for,  or such  Person is  primarily  engaged  in, a line of  business  permitted  under
         Section 8.10;
         ------------

                  (g)      the  aggregate  Investment  (including  Consolidated  Debt)  for all  Acquisitions  after the  Closing  Date
         (excluding the Formametal  Acquisition) is less than $10,000,000;  provided that if the First Lien Leverage Ratio for any Test
         Period after the Closing Date equals 2.5:1.0 or less, such aggregate amount shall increase to $30,000,000;

                  (h)      (x) after giving effect thereto on a Pro Forma Basis for the period of four Fiscal  Quarters ending with the
         Fiscal  Quarter for which  financial  statements  have most recently been  delivered (or were required to be delivered)  under
         Section 7.1, no Event of Default or Unmatured Event of Default would exist  hereunder;  and (y) there is at least  $25,000,000
         -----------
         of Total Available Revolving  Commitments;  and (z) on or before the date of such acquisition and before Company or any of its
         Subsidiaries  enters into such  acquisition  or any agreement  therefor (that is not contingent  upon such  acquisition  being permitted under this Agreement),  Company delivers to the  Administrative  Agent and Lenders a certificate signed on behalf of
         Company by a financial officer of Company attaching financial  statements of the business or Person to be acquired,  including income  statements or statements of operations  and, if available,  balance sheet  statements  for at least the fiscal year or the four fiscal quarters then most recently ended,  together with pro forma financial  statements  supporting the calculations required by clauses (x) and (y) hereof,  if  applicable,  certified on behalf of Company by a financial  officer of Company to the best of his or her knowledge; and

                  (i)      any Foreign Investment component of such Acquisition is permitted pursuant to Section 8.7(j).
                                                                                                         --------------

                  "Permitted  Covenant" means (i) any periodic reporting covenant,  (ii) any covenant  restricting  payments by Company
                   -------------------
with respect to any securities of Company which are junior to the Permitted  Preferred  Stock,  (iii) any covenant the default of which can only result in an increase in the amount of any  redemption  price,  repayment  amount,  dividend rate or interest  rate,  (iv) any covenant  providing  board  observance  rights with respect to Company's  board of directors  and (v) any other  covenant that does not adversely affect the interests of the Lenders (as reasonably determined by Administrative Agent).

                  "Permitted Debt Documents" means, collectively,  the Secured Note Documents, the Subordinated Note Documents, and any
                   ------------------------
documents evidencing, guaranteeing or otherwise governing any Permitted Refinancing of any of the foregoing.

                  "Permitted Liens" has the meaning assigned to that term in Section 8.1.
                   ---------------                                           -----------

                  "Permitted  Preferred Stock" means Holdings'  Series A  Preferred Stock and any other preferred stock of Holdings (or
                   --------------------------
any equity  security of Holdings that is convertible or  exchangeable  into any preferred  stock of Holdings),  so long as the terms of any such  preferred  stock or equity  security  of  Holdings:  (i) do not  provide  any  collateral  security,  (ii) do not provide any guaranty or other  support by Holdings or any of its  Subsidiaries,  (iii) do not contain any  mandatory  put,  redemption,  repayment, sinking fund or other similar  provision  occurring before the ninth  anniversary of the Effective Date (other than any put exercisable upon death or  disability to the extent  Holdings  may, at its option,  issue a note that complies with the terms set forth in Section
                                                                                                                               --------
8.2(n) as the sole  repurchase  consideration),  (iv) do not require the cash payment of dividends or interest,  (v) do not contain any
------
covenants  other than  Permitted  Covenants,  (vi) do not grant the holders  thereof  any voting  rights  except for (x) voting  rights required to be granted to such holders  under  applicable  law, (y) limited  customary  voting  rights on  fundamental  matters such as mergers,  consolidations,  sales of substantial  assets, or liquidations  involving  Holdings or Company and (z) other voting rights to the extent not greater than or superior to those  allocated to Holdings  Common  Stock on a per share  basis,  and (vii) are  otherwise reasonably satisfactory to Administrative Agent.

                  "Permitted Real Property  Encumbrances" means (i) those liens,  encumbrances and other matters affecting title to any
                   -------------------------------------
Mortgaged  Property listed in the Mortgage  Policies in respect thereof and found, on the date of delivery of such Mortgage Policies to
Administrative  Agent in accordance with the terms hereof,  reasonably  acceptable by  Administrative  Agent, (ii) as to any particular real property at any time, such easements,  encroachments,  covenants, rights of way, minor defects,  irregularities or encumbrances on title which do not, in the reasonable opinion of Administrative  Agent,  materially impair such real property for the purpose for which it is held by the owner  thereof,  the  marketability  thereof  or the Lien held by  Collateral  Agent and (iii)  municipal  and zoning ordinances,  which are not violated in any material  respect by the existing  improvements or the present use made by the owner thereof of the premises.

                  "Permitted  Refinancing"  means a replacement,  renewal,  refinancing or extension of any  Indebtedness by the Person
                   ----------------------
that originally incurred such Indebtedness, provided that:
                                            --------

(i)      the principal  amount of such  Indebtedness  (as determined as of the date of the incurrence of the Indebtedness in accordance with GAAP) does not exceed the  principal  amount of the  Indebtedness  refinanced  thereby on such date plus the amount of accrued and unpaid interest and fees (including call premiums) and expenses incurred in connection with such replacement,  renewal,  refinancing or extension except to the extent such excess is applied as a mandatory prepayment of Loans pursuant to Section 4.4(f);
                                                                                                     --------------

(ii)     the Weighted  Average  Life to Maturity of such  Indebtedness  is not less than the  Weighted  Average Life to Maturity of the
Indebtedness being refinanced;

(iii)    such  Indebtedness  is not secured by any assets other than those  securing such  Indebtedness  on the latter of the date such
Indebtedness was originally  incurred or the Initial  Borrowing Date and is not guaranteed by any Credit Party or any Subsidiary of any
Credit Party except to the extent such Person guaranteed such Indebtedness being refinanced;

(iv)     in the case of Indebtedness which is in excess of $5,000,000,  the covenants,  defaults and similar  provisions  applicable to such  Indebtedness  are, in the opinion of  Administrative  Agent, no more adverse to Company when taken as a whole than the provisions contained in the original  documentation for such Indebtedness and no more restrictive than the provisions  contained in this Agreement and do not  conflict  in any  material  respect  with the  provisions  of this  Agreement  and is  otherwise  upon terms and subject to documentation in form and substance reasonably satisfactory to Administrative Agent; and

(v)      (A) in the case of Permitted  Refinancing of the Secured Notes, (1) such Indebtedness is either unsecured,  or if secured,  is secured by a second priority Lien and is subject to an intercreditor  agreement on terms and conditions not less favorable,  taken as a whole,  to the Lenders than the  Intercreditor  Agreement and (2) the scheduled  maturity date shall not be earlier than, nor shall any amortization commence, prior to the date that is one year after the latest Term Maturity Date; and

                  (B)      in the case of Permitted  Refinancing of the Subordinated  Notes,  (1) such  Indebtedness is subordinated to the Obligations on terms and conditions not less, taken as a whole,  favorable to the Lenders than the  Subordinated  Notes and (2) the scheduled  maturity date shall not be earlier than, nor shall any amortization  commence,  prior to the date that is one year after the latest Term Maturity Date.

                  "Person" means an individual or a  corporation,  partnership,  limited  liability  company,  trust,  incorporated  or
                   ------
unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

                  "Plan" means any plan described in Section  4021(a) of ERISA and not excluded  pursuant to Section  4021(b)  thereof,
                   ----
which is or has, within the preceding six years,  been  established or maintained,  or to which  contributions  are being or have been, within the preceding six years, made, by a Credit Party, any of its Subsidiaries or any of their ERISA Affiliates.

                  "Plan Administrator" has the meaning assigned to the term "administrator" in Section 3(16)(A) of ERISA.
                   ------------------

                  "Plan Sponsor" has the meaning assigned to the term "plan sponsor" in Section 3(16)(B) of ERISA.
                   ------------

                  "Pledged Securities" means any of the Securities pledged pursuant to any Security Document.
                   ------------------

                  "Premises"  means,  at any time,  any real  estate  then  owned,  leased or  operated  by the  Company  or any of its
                   --------
Subsidiaries.

                  "Pro Forma Balance Sheet" has the meaning assigned to that term in Section 6.5(a).
                   -----------------------                                           --------------

                  "Pro Forma Basis" means,  (a) with respect to the preparation of pro forma  financial  statements for purposes of the
                   ---------------
tests set forth in the definition of Permitted  Acquisitions and for any other purpose relating to a Permitted  Acquisition,  pro forma on the basis that (i) any  Indebtedness  incurred or assumed in connection  with such  Acquisition was incurred or assumed on the first day of the applicable  period,  (ii) if such  Indebtedness  bears a floating  interest  rate,  such interest shall be paid over the pro forma  period at the rate in effect on the date of such  Acquisition,  and (iii) all income and expense  associated  with the assets or entity acquired in connection with such Acquisition  (other than the fees, costs and expenses  associated with the consummation of such
Acquisition)  for the most recently ended four fiscal quarter period for which such income and expense  amounts are available  shall be treated as being  earned or incurred by Company  over the  applicable  period on a pro forma basis  without  giving  effect to any cost savings other than Pro Forma Cost  Savings,  (b) with respect to the  preparation  of a pro forma  financial  statement for any purpose relating  to an Asset  Disposition,  pro forma on the  basis  that (i) any  Indebtedness  prepaid  out of the  proceeds  of such  Asset
Disposition  shall be deemed to have been prepaid as of the first day of the  applicable  Test Period,  and (ii) all income and expense
(other than such  expenses as Company,  in good faith,  estimates  will not be reduced or  eliminated  as a  consequence  of such Asset
Disposition)  associated with the assets or entity disposed of in connection with such Asset  Disposition  shall be deemed to have been eliminated  as of the first  day of the  applicable  Test  Period  and (c) with  respect  to the  preparation  of pro  forma  financial statements for any purpose  relating to an incurrence or repayment of  Indebtedness,  pro forma on the basis that (i) any  Indebtedness incurred or assumed in connection  with such  incurrence or repayment of  Indebtedness  was incurred or assumed on the first day of the applicable  period,  (ii) if such incurrence of Indebtedness  bears a floating  interest rate, such interest shall be paid over the pro forma period at the rate in effect on the date of the  incurrence  of such  Indebtedness,  and (iii) all income and expense  associated with the assets or entity  acquired  in  connection  with the  incurrence  of  Indebtedness  (other than the fees,  costs and  expenses associated with the consummation of such incurrence of  Indebtedness)  for the most recently ended four fiscal quarter period for which such income and expense amounts are available  shall be treated as being earned or incurred by Company over the applicable  period on a pro forma basis without giving effect to any cost savings other than Pro Forma Cost Savings.

                  "Pro Forma Cost  Savings"  means,  with respect to the  determination  of Net Income on a Pro Forma Basis,  such cost
                   -----------------------
savings as would be permitted  pursuant to Rule 11.02 of Regulation  S-X,  provided that,  prior to the  consummation  of any Permitted
Acquisition  with an aggregate  Investment  (including  Consolidated  Debt) (i) in excess of  $5,000,000,  Company's  certified  public accountants  shall have issued a comfort letter (in a manner  consistent  with example d of SAS 72) or shall have performed  procedures agreed upon by Company and  Administrative  Agent in each case related to the determination of such Net Income on a Pro Forma Basis and
(ii) less than  $5,000,000,  a  Responsible  Financial  Officer of Company shall  certify to  Administrative  Agent that such pro forma financial  information  complies as to form in all material  respects  with the  applicable  accounting  requirements  of Rule 11.02 of
Regulation S-X.

                  "Pro Rata Share" means,  when used with  reference to any Lender and any  described  aggregate or total amount of any
                   --------------
Facility or Facilities,  an amount equal to the result obtained by multiplying  such described  aggregate or total amount by a fraction the numerator of which shall be such Lender's  Maximum  Commitment  with respect to such Facility or Facilities and the  denominator of which shall be the Total  Commitment  with respect to such Facility or Facilities  or, if no  Commitments  are then  outstanding,  such
Lender's aggregate Loans to the total Loans and Obligations hereunder with respect to such Facility.

                  "Projections" has the meaning assigned to that term in Section 6.5(e).
                   -----------                                           --------------

                  "Qualified  IPO"  means a bona  fide  underwritten  sale  to the  public  of  Holdings  Common  Stock  pursuant  to a
                   --------------
registration  statement  (other than on Form S-8 or any other form relating to securities  issuable  under any benefit plan of Holdings or any of its  Subsidiaries,  as the  case may be) that is  declared  effective  by the SEC and such  offering  results  in gross  cash proceeds (exclusive of underwriter's discounts and commissions and other expenses) of at least $100,000,000.

                  "Quarterly  Payment Date" means the last Business Day of each January,  April,  July and October  commencing July 30,
                   -----------------------
2004.

                  "Receivables  Assets"  shall mean all  Accounts  Receivable  (whether  now  existing or arising in the future) of any
                   -------------------
Foreign  Subsidiary of Company which are transferred  pursuant to a disposition  permitted  pursuant to Section 8.4(b),  and any assets
                                                                                                        --------------
related thereto,  including without  limitation (i) all collateral given by the respective  account debtor or on its behalf (but not by
Company or any  Subsidiary)  securing  such Accounts  Receivable,  (ii) all  contracts  and all  guarantees  (but not by Company or any
Subsidiary) securing such Accounts  Receivable,  (iii) all contracts and all guarantees (but not by Company or any Subsidiary) or other obligations  directly  related to such  Accounts  Receivable,  (iv) other  related  assets  including  those set forth in the documents governing such sales, and (v) proceeds of all of the foregoing.

                  "Recovery Event" means the receipt by Company (or any of its Subsidiaries) of any insurance or condemnation  proceeds
                   --------------
payable (i) by reason of any theft,  physical  destruction  or damage or any other  similar  event with  respect to any  properties  or assets of Company or any of its  Subsidiaries,  (ii) by reason of any  condemnation,  taking,  seizing or similar event with respect to any properties or assets of Company or any of its  Subsidiaries or (iii) under any policy of insurance  required to be maintained under
Section 7.8 provided, however, that in no event shall payments made under business interruption insurance constitute a Recovery Event.
----------- --------  -------

                  "Refinancing" has the meaning assigned to that term in the Recitals to this Agreement.
                   -----------

                  "Refinancing Documents" means the documents and deliveries evidencing the Refinancing,  including all payoff letters,
                   ---------------------
termination statements and other lien release documents related thereto.

                  "Refunded Swing Line Loans" has the meaning assigned to that term in Section 2.1(c)(ii).
                   -------------------------                                           ------------------

                  "Register" has the meaning assigned to that term in Section 12.12.
                   --------                                           -------------

                  "Regulation D" means  Regulation D of the Board as from time to time in effect and any successor  provision to all or
                   ------------
a portion thereof establishing reserve requirements.

                  "Related Fund" means,  with respect to any Lender which is a Fund, any other Fund that is  administered or managed by
                   ------------
the same investment advisor of such Lender or by an Affiliate of such investment advisor.

                  "Release" means any release, spill, emission,  leaking,  pumping, pouring,  emptying,  dumping,  injection,  deposit,
                   -------
disposal,  discharge,  dispersal,  escape,  leaching or migration into the indoor or outdoor environment or into or out of any property of Company or its  Subsidiaries,  or at any other  location,  including  any location to which Company or any of its  Subsidiaries  has transported or arranged for the  transportation  of any  Contaminants,  including the movement of  Contaminants  through or in the air, soil, surface water,  groundwater or property of Company or its Subsidiaries or at any other location,  including any location to which
Company or any Subsidiary has transported or arranged for the transportation of any Contaminants.

                  "Remedial Action" means actions required under Environmental Laws to (i) clean up, remove,  treat or in any other way
                   ---------------
address  Contaminants in the indoor or outdoor  environment,  (ii) prevent or minimize or otherwise  address the Release or substantial threat of a material  Release of  Contaminants  so they do not migrate or endanger or threaten to endanger  public health or welfare or the indoor or outdoor  environment;  or (iii) perform  pre-response  or  post-response  studies and  investigations  and  post-response monitoring and care or any other studies, reports or investigations relating to Contaminants.

                  "Replaced Lender" has the meaning assigned to that term in Section 3.7.
                   ---------------                                           -----------

                  "Replacement Lender" has the meaning assigned to that term in Section 3.7.
                   ------------------                                           -----------

                  "Reportable Event" means a "reportable event" described in Section 4043(c) of ERISA or in the regulations  thereunder
                   ----------------
with respect to a Plan, excluding any event for which the thirty (30) day notice requirement has been waived.

                  "Required Lenders" means Non-Defaulting  Lenders the sum of whose outstanding Term Loans,  Revolving Commitments (or,
                   ----------------
if after the Total Revolving  Commitment has been  terminated,  outstanding  Revolving Loans and Revolver Pro Rata Share of outstanding
Swing Line Loans) and LC Obligations  constitute  greater than 50% of the sum of (i) the total outstanding Term Loans of Non-Defaulting
Lenders and (ii) the Total  Revolving  Commitment  less the aggregate  Revolving  Commitments  of Defaulting  Lenders (or, if after the
Total Revolving  Commitment has been terminated,  the total  outstanding  Revolving Loans of  Non-Defaulting  Lenders and the aggregate
Revolver Pro Rata Share of all Non-Defaulting Lenders of the total outstanding Swing Line Loans and LC Obligations at such time).

                  "Requirement  of Law" means,  as to any Person,  any law  (including  common  law),  treaty,  rule or  regulation  or
                   -------------------
judgment,  decree,  determination or award of an arbitrator or a court or other Governmental  Authority,  including without limitation, any  Environmental  Law, in each case  applicable  to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible  Financial  Officer" means the Chief Financial  Officer,  Principal  Accounting  Officer,  Controller or
                   -------------------------------
Treasurer of Company, or, if being applied to a Subsidiary, of the applicable Subsidiary.

                  "Responsible  Officer"  means any of the Chairman or Vice  Chairman of the Board of  Directors,  the  President,  any
                   --------------------
Executive Vice President,  any Senior Vice President,  the Chief Financial Officer,  any Vice President or the Treasurer of Company or,
if being applied to a Subsidiary, of the Subsidiary.

                  "Restricted  Payment"  means (i) any Dividend  (except  Dividends (X) payable  solely in Capital Stock or in options,
                   -------------------
warrants or other rights to purchase such Capital Stock or (Y) payable to Company or a  Wholly-Owned  Subsidiary of Company),  (ii) any
purchase,  redemption or acquisition or retirement  for value of any Capital Stock of Company or any of its  Subsidiaries  other than a
Wholly-Owned  Subsidiary,  (iii) any payment of  Management  Fees to an  Affiliate  of Company or any of its  Subsidiaries  or (iv) any
interest or principal payment on or purchase,  defeasance,  redemption,  prepayment or other acquisition or retirement for value, prior to any  scheduled  final  maturity,  of (x) any  Indebtedness  that is  subordinate  or junior in right of payment  to the  Obligations
(including the Subordinated Notes or any Permitted Refinancing thereof) or (y) the Secured Notes or any Permitted Refinancing thereof.

                  "Returns" has the meaning assigned to that term in Section 6.9(a).
                   -------                                           --------------

                  "Revolver Pro Rata Share" means,  when used with  reference to any  Revolving  Lender and any described  aggregate or
                   -----------------------
total  amount,  an amount  equal to the result  obtained by  multiplying  such  described  aggregate  or total amount by a fraction the numerator of which shall be such Revolving  Lender's  Revolving  Commitment  or, if the Revolver  Termination  Date has occurred,  such
Revolving  Lender's  then  outstanding  Revolving  Loans and the  denominator  of which shall be the Revolving  Commitments  or, if the
Revolver Termination Date has occurred, all then outstanding Revolving Loans.

                  "Revolver  Termination  Date" means June 21, 2009 or such earlier date as the Revolving  Commitments  shall have been
                   ---------------------------
terminated or otherwise reduced to $0 pursuant to this Agreement.

                  "Revolving  Commitment"  means, with respect to any Revolving Lender, the obligation of such Revolving Lender to make
                   ---------------------
Revolving  Loans and to  participate  in Letters of Credit,  as such  commitment  may be  adjusted  from time to time  pursuant to this
Agreement,  which  commitment as of the date hereof is the amount set forth opposite such lender's name on Schedule 1.1(a) hereto under
                                                                                                           ---------------
the  caption  "Amount  of  Revolving  Commitment"  as the same may be  adjusted  from time to time  pursuant  to the terms  hereof  and
"Revolving  Commitments"  means such commitments  collectively,  which  commitments  equal  $65,000,000 in the aggregate as of the date
-----------------------
hereof.

                  "Revolving  Facility" means the credit facility under this Agreement  evidenced by the Revolving  Commitments and the
                   -------------------
Revolving Loans.

                  "Revolving  Lender"  means any Lender  which has a Revolving  Commitment  or is owed a  Revolving  Loan (or a portion
                   -----------------
thereof).

                  "Revolving Loan" and "Revolving Loans" have the meanings given in Section 2.1(b).
                   --------------       ---------------                             --------------

                  "Rollover Amount" has the meaning assigned to that term in Section 9.1(b).
                   ---------------                                           --------------

                  "S&P" means Standard & Poor's Corporation or any successor to the rating agency business thereof.
                   ---

                  "Sale and Leaseback Transaction" means any arrangement,  directly or indirectly, whereby a seller or transferor shall
                   ------------------------------
sell or otherwise  transfer any real or personal  property and then or  thereafter  lease,  or  repurchase  under an extended  purchase contract, conditional sales or other title retention agreement, the same or similar property.

                  "Scheduled  Term  Repayments"  mean,  for any Term  Facility,  the  scheduled  principal  payments  set  forth in the
                   ---------------------------
"Scheduled Term Repayments" definition applicable to such Term Facility.

                  "Scheduled Term B Repayments"  means, with respect to the principal  payments on the Term B Loans, for each March 31,
                   ---------------------------
June 30,  September 30 and December 31 prior to the Term B Maturity Date, an amount equal to 0.25% of the original  principal amount of
Term B Loans, as reduced from time to time pursuant to Sections 4.3 and 4.4, with the entire  remaining  outstanding  principal  amount
                                                       ------------     ---
of Term B Loans payable on the Term B Maturity Date.

                  "SEC" means the Securities and Exchange Commission or any successor thereto.
                   ---

                  "Secured  Creditors" has the meaning provided in the respective  Security Documents to the extent defined therein and
                   ------------------
shall include any Person who is granted a security interest in any Loan Document.

                  "Secured Note  Documents"  means the Secured Notes,  the Secured Note Indenture and all other  documents  evidencing,
                   -----------------------
guaranteeing or otherwise governing the terms of the Secured Notes.

                  "Secured Note Indenture" means that certain Indenture dated as of July 22, 2003, between Holdings,  Company,  USC May
                   ----------------------
Verpackungen  Holding Inc. and Wells Fargo Bank Minnesota,  National  Association as trustee,  as amended,  supplemented or modified in accordance with the terms hereof.

                  "Secured  Notes" means those  certain  10-7/8%  Senior  Secured  Notes due 2010,  issued by Company in the  aggregate
                   --------------
principal amount of $125.0 million pursuant to the Secured Note Indenture.

                  "Securities" means any stock, shares, voting trust certificates,  bonds,  debentures,  options,  warrants,  notes, or
                   ----------
other evidences of indebtedness,  secured or unsecured, convertible,  subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest,  shares or participations in temporary or interim  certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "Securities Act" means the Securities Act of 1933, as amended.
                   --------------

                  "Security Agreement" has the meaning assigned to that term in Section 5.1(a)(iii).
                   ------------------                                           -------------------

                  "Security  Documents" means,  collectively the Domestic Security  Documents,  the Foreign Security  Documents and all
                   -------------------
other agreements,  assignments,  security agreements,  instruments and documents executed in connection therewith,  in each case as the same may at any time be  amended,  supplemented,  restated  or  otherwise  modified  and in effect.  For  purposes  of this  Agreement,
"Security Documents" shall also include all guaranties,  security agreements,  mortgages,  pledge agreements,  collateral  assignments, subordination  agreements  and  other  collateral  documents  in the  nature  of any  thereof  entered  into by  Company  or any of its
Subsidiaries  after the date of this Agreement in favor of Collateral  Agent for the benefit of the Secured  Creditors in  satisfaction of the  requirements  of this  Agreement,  in each case as the same may at any time be amended,  supplemented,  restated  or  otherwise modified and in effect.

                  "Senior  Secured  Leverage  Ratio"  means,  for any Test Period,  the ratio of  Consolidated  Senior  Secured Debt of
                   --------------------------------
Holdings and its  Subsidiaries as of the last day of such Test Period to Consolidated  EBITDA of Holdings and its Subsidiaries for such
Test Period.

                  "Series A Preferred Stock" means Holdings' Series A Senior Preferred Stock, $10 per share par value.
                   ------------------------

                  "Series B Note Documents" means the Series B Notes,  the Series B Note Indenture and all other documents  evidencing,
                   -----------------------
guaranteeing or otherwise governing the terms of the Series B Notes.

                  "Series B Note  Indenture"  means that  certain  Indenture  governing  the terms of the Series B Notes,  as  amended,
                   ------------------------
supplemented or modified in accordance with the terms hereof.

                  "Series B Notes" means those certain 10?% Senior  Subordinated Series B Notes due October 15, 2006 issued by Holdings
                   --------------
in the aggregate principal amount outstanding as of the Closing Date of $854,000.

                  "Solvent" means, when used with respect to any Person,  that (i) the fair salable value of its assets is in excess of
                   -------
the total amount of its liabilities  (including for purposes of this definition all liabilities,  whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent,  disputed or undisputed);  (ii) it is able to pay its debts or obligations  in the ordinary  course as they mature;  and (iii) it has capital  sufficient to carry on its business and all business in which it is about to engage.

                  "Standard  Receivables Sale Undertakings" mean  representations,  warranties,  guarantees,  covenants and indemnities
                   ---------------------------------------
entered  into by Foreign  Subsidiaries  of Company  that are  reasonably  customary  in true sale  transactions  relating  to  accounts receivable, chattel paper and related assets in connection with a transaction described in Section 8.4(b).
                                                                                           --------------

                  "Standby Letters of Credit" means any of the irrevocable  standby letters of credit issued for the account of Company
                   -------------------------
pursuant to this  Agreement,  in form  acceptable  to the Facing Bank,  together  with any  increases or decreases in the Stated Amount thereof and any renewals, amendments and/or extensions thereof.

                  "Stated Amount" or "Stated Amounts" means with respect to any Letter of Credit issued in Dollars,  the maximum stated
                   -------------      --------------
or face  amount of such  Letter of Credit  (to the  extent  not  previously  permanently  reduced)  available  at any time prior to the expiration of such Letter of Credit for drawing  (subject to presentment of all requisite  documents),  as the same may be increased or decreased from time to time in accordance  with the terms of such Letter of Credit.  For purposes of  calculating  the Stated Amount of any Letter of Credit at any time:

(i)      any increase in the Stated  Amount of any Letter of Credit by reason of any  amendment to any Letter of Credit shall be deemed effective  under this  Agreement as of the date Facing Agent  actually  issues an amendment  purporting to increase the Stated
         Amount of such Letter of Credit,  whether or not Facing  Agent  receives  the consent of the Letter of Credit  beneficiary  or beneficiaries  to the amendment,  except that if Company has required that the increase in Stated Amount be given effect as of an earlier date and Facing Agent issues an  amendment  to that  effect,  then such  increase in Stated  Amount shall be deemed effective under this Agreement as of such earlier date requested by Company; and

(ii)     any  reduction  in the Stated  Amount of any  Letter of Credit by reason of any  amendment  to any  Letter of Credit  shall be deemed  effective  under this Agreement as of the later of (x) the date Facing Agent actually  issues an amendment  purporting to reduce the Stated  Amount of such Letter of Credit,  whether or not the  amendment  provides  that the  reduction  be given effect as of an earlier  date,  or (y) the date Facing Agent  receives the written  consent  (including  by telex or facsimile transmission) of the Letter of Credit  beneficiary or  beneficiaries to such reduction,  whether written consent must be dated on or after the date of the amendment issued by Facing Agent purporting to effect such reduction.

                  "Subordinated  Note Documents" means the Subordinated  Notes, the Subordinated Note Indenture and all other documents
                   ----------------------------
evidencing, guaranteeing or otherwise governing the terms of the Subordinated Notes.

                  "Subordinated  Note Indenture" means that certain Indenture dated as of October 4, 2000, between Company and Bank One
                   ----------------------------
Trust Company, N.A., as trustee, as amended, supplemented or modified in accordance with the terms hereof.

                  "Subordinated  Notes" means those certain 12-3/8% Senior Subordinated Notes due October 1, 2010, issued by Company in
                   -------------------
the aggregate principal amount outstanding on the Closing Date of $171.7 million pursuant to the Subordinated Note Indenture.

                  "Subsidiary" of any Person means any corporation,  partnership (limited or general), limited liability company, trust
                   ----------
or other entity of which a majority of the stock (or equivalent  ownership or equity  interest) having voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent  managing body or controlling  interest,  shall, at the time such reference  becomes  operative,  be directly or indirectly  owned or controlled by such Person or one or more of the other subsidiaries  of such  Person  or any  combination  thereof.  Unless  otherwise  qualified,  all  references  to a  "Subsidiary"  or to
"Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Company.

                  "Subsidiary Guarantor" means any Subsidiary of Company that becomes a party to a Subsidiary Guaranty.
                   --------------------

                  "Subsidiary Guaranty" has the meaning assigned to that term in Section 5.1(a)(ii).
                   -------------------                                           ------------------

                  "Swing Line  Commitment"  means,  with respect to the Swing Line Lender at any date, the obligation of such lender to
                   ----------------------
make Swing Line Loans pursuant to Section 2.1(c)(i) in the amount referred to therein.
                                  -----------------

                  "Swing Line Facility" means the  sub-facility of the Revolving  Facility under this Agreement  evidenced by the Swing
                   -------------------
Line Commitment and the Swing Line Loans.

                  "Swing Line Lender" means, DB, in such capacity.
                   -----------------

                  "Swing Line Loan Participation Certificate" means a certificate, substantially in the form of Exhibit 2.1(c).
                   -----------------------------------------                                                    --------------

                  "Swing Line Loans" has the meaning assigned to that term in Section 2.1(c).
                   ----------------                                           --------------

                  "Syndication Date" has the meaning assigned to that term in Section 2.1(a).
                   ----------------                                           --------------

                  "Taxes" means any and all present and future taxes, duties,  levies,  imposts,  deductions,  assessments,  charges or
                   -----
withholdings,  and any and all  liabilities  (including  interest  and  penalties  and other  additions  to taxes) with  respect to the foregoing, but excluding Excluded Taxes.

                  "Tax Sharing Agreement" has the meaning assigned to that term in Section 5.1(e)(iv)(G).
                   ---------------------                                           ---------------------

                  "Term B Commitment"  means, with respect to any Lender, the principal amount set forth opposite such Lender's name on
                   -----------------
Schedule  1.1(a)  hereto or in any  Assignment  and  Assumption  Agreement  under the caption  "Amount of Term B  Commitment",  as such
----------------
commitment  may be  adjusted  from  time  to  time  pursuant  to this  Agreement,  and  "Term B  Commitments"  means  such  commitments
                                                                                         -------------------
collectively, which commitments equal $250,000,000 in the aggregate as of the date hereof.

                  "Term B Facility"  means the credit  facility under the Agreement  evidenced by the Term B Commitments and the Term B
                   ---------------
Loans.

                  "Term B Lender" means any Lender which has a Term B Commitment or is owed a Term B Loan (or a portion thereof).
                   -------------

                  "Term B Loan" and "Term B Loans" have the meanings assigned to those terms in Section 2.1(a).
                   -----------       ------------                                               --------------

                  "Term B Maturity  Date" means  January 15, 2010;  or, if the Note  Refinancing  Condition is satisfied  prior to such
                   ---------------------
date, June 21, 2011.

                  "Term Commitment"  means,  with respect to any Lender and any Term Facility,  the principal amount set forth opposite
                   ---------------
such  Lender's  name on Schedule  1.1(a)  hereto or in any  Assignment  and  Assumption  Agreement  under the caption for the amount of
                        ----------------
commitment  to such Term  Facility,  as such  commitments  may be adjusted  from time to time  pursuant to this  Agreement,  and "Term
                                                                                                                                  -----
Commitments" means such commitments collectively.
-----------

                  "Term  Facilities"  means the  Facilities  under the Agreement  other than the Revolving  Facility and the Swing Line
                   ----------------
Facility, collectively.

                  "Term  Lender"  means,  with  respect to any Term  Facility,  any Lender  which has a Term  Commitment  for such Term
                   ------------
Facility or is owed a Term Loan (or portion thereof) under such Term Facility.

                  "Term Loans" means the Loans under the Term Facilities, collectively.
                   ----------

                  "Term Maturity Date" means,  with respect to any Term  Facility,  the scheduled  maturity date for such Term Facility
                   ------------------
under this Agreement.

                  "Term Percentage"  means, at any time with respect to any Term Facility,  a fraction  (expressed as a percentage) the
                   ---------------
numerator of which is equal to the aggregate  Effective  Amount of all Loans under such Term Facility  outstanding at such time and the denominator of which is equal to the aggregate Effective Amount of all Term Loans outstanding at such time.

                  "Term Pro Rata Share"  means,  with  respect to any Term  Facility,  when used with  reference  to any Lender and any
                   -------------------
described  aggregate or total amount,  an amount equal to the result obtained by multiplying  such described  aggregate or total amount by a fraction the numerator of which shall be such Lender's then  outstanding  Loans under such Facility and the  denominator  of which shall be the amount of all then outstanding Loans under such Facility.

                  "Termination  Event" means (i) a Reportable  Event with respect to any Plan;  (ii) the  withdrawal of a Credit Party,
                   ------------------
any of its  Subsidiaries  or any of their  ERISA  Affiliates  from a Plan or  Multiple  Employer  Plan during a plan year in which such
Credit Party,  Subsidiary or ERISA  Affiliate was a "substantial  employer" as defined in Section  4001(a)(2) of ERISA or the cessation of operations  which results in the  termination  of employment  of twenty  percent (20%) of Plan  participants  who are employees of a
Credit Party,  any of its Subsidiaries or any of their ERISA  Affiliates;  (iii) the distribution to affected parties of written notice of intent to terminate,  or the actual termination of, a Plan in a standard termination or a distress termination  described in Section
4041 of ERISA;  (iv) the  institution by the PBGC or any similar foreign  governmental  authority of proceedings to terminate a Plan or
Foreign Pension Plan; (v) any event or condition which would or could  reasonably be expected to constitute  grounds under Section 4042 of ERISA (other than  subparagraph  (a)(4) of such Section) for the termination of, or the appointment of a trustee to administer,  any
Plan;  (vi) the  appointment by a foreign  governmental  authority of a trustee to administer any Foreign  Pension Plan in place of the existing  administrator;  (vii) the  partial or complete  withdrawal of a Credit Party,  any of its  Subsidiaries or any of their ERISA
Affiliates from a Multiemployer  Plan;  (viii) receipt of a notice of reorganization or insolvency with respect to a Multiemployer Plan pursuant to Section 4242 or 4245 of ERISA; or (ix) the termination of a Multiemployer Plan or a Multiple Employer Plan.

                  "Test Period" means the four consecutive Fiscal Quarters of Company then last ended.
                   -----------

                  "Total  Available  Revolving  Commitment"  means,  at the  time any  determination  thereof  is made,  the sum of the
                   ---------------------------------------
respective Available Revolving Commitments of the Lenders at such time less any reserve in effect pursuant to Section 4.4(c).
                                                                                                              --------------

                  "Total  Commitment"  means, at the time any determination  thereof is made, the sum of the Term Commitments,  and the
                   -----------------
Revolving Commitments at such time.

                  "Total Leverage Ratio" means,  for any Test Period,  the ratio of Consolidated  Debt of Holdings and its Subsidiaries
                   --------------------
of the last day of such Test Period to Consolidated EBITDA of Holdings and its Subsidiaries for such Test Period.

                  "Total Revolving  Commitment" means, at any time, the sum of the Revolving Commitments of each of the Lenders at such
                   ---------------------------
time.

                  "Transaction"  means and includes (i) each of the Credit Events  occurring on the Initial  Borrowing  Date,  (ii) the
                   -----------
Refinancing,  (iii) such other  transactions  as are  contemplated  by the  Documents,  and (iv) the  payment of fees and  expenses  in connection with the foregoing.

                  "Transaction  Documents"  means,  collectively,  the Refinancing  Documents,  the Loan Documents,  and any agreement,
                   ----------------------
document,  instrument and certificate  executed and/or delivered after the date hereof pursuant to the terms of, or in connection with, any of the foregoing.

                  "Transferee" has the meaning assigned to that term in Section 12.8(d).
                   ----------                                           ---------------

                  "Type" means any type of Loan,  namely,  a Base Rate Loan, or a  Eurocurrency  Loan.  For purposes  hereof,  the term
                   ----
"Rate" shall include the Eurocurrency Rate, the Base Rate.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.
                   ---

                  "Unmatured  Event of Default" means an event,  act or occurrence which with the giving of notice or the lapse of time
                   ---------------------------
(or both) would become an Event of Default.

                  "Unpaid Drawing" has the meaning set forth in Section 2.8(d).
                   --------------                               --------------

                  "Voting  Securities"  means any class of Capital Stock of a Person pursuant to which the holders thereof have, at the
                   ------------------
time of  determination,  the general  voting  power under  ordinary  circumstances  to vote for the  election of  directors,  managers, trustees or general  partners of such Person  (irrespective of whether or not at the time any other class or classes will have or might have voting power by reason of the happening of any contingency).

                  "Weighted  Average  Life to  Maturity"  means,  when  applied to any  Indebtedness  at any date,  the number of years
                   ------------------------------------
obtained by dividing (a) the then  outstanding  principal  amount of such  Indebtedness  into (b) the total of the product  obtained by multiplying (x) the amount of each then remaining  installment,  sinking fund, serial maturity or other required payments of principal, including payment at final maturity,  in respect thereof by (y) the number of years  (calculated to the nearest  one-twelfth) that will elapse between such date and the making of such payment.

                  "Wholly-Owned  Subsidiary"  means, with respect to any Person,  any Subsidiary of such Person, all of the outstanding
                   ------------------------
shares of capital stock of which (other than  qualifying  shares  required to be owned by directors)  are at the time owned directly or indirectly by such Person and/or one or more Wholly-Owned Subsidiaries of such Person.

                  "written" or "in writing" means any form of written  communication or a communication  by means of telecopier  device
                   -----------------------
or authenticated telex, telegraph or cable.

                  The foregoing  definitions  shall be equally  applicable to both the singular and plural forms of the defined  terms.
The words  "herein,"  "hereof" and words of similar import as used in this  Agreement  shall refer to this Agreement as a whole and not to any particular  provision in this  Agreement.  References to "Articles",  "Sections",  "paragraphs",  "Exhibits" and  "Schedules" in this Agreement shall refer to Articles,  Sections,  paragraphs,  Exhibits and Schedules of this Agreement  unless  otherwise  expressly provided;  references to Persons include their  respective  permitted  successors and assigns or, in the case of governmental  Persons,
Persons  succeeding to the relevant  functions of such persons;  and all references to statutes and related  regulations  shall include any amendments of same and any successor statutes and regulations.

1.2      Accounting Terms; Financial Statements.
         --------------------------------------

(a)      All accounting terms used herein but not expressly  defined in this Agreement shall have respective  meanings given to them in accordance  with  GAAP  in  effect  on  the  date  hereof.  Except  as  otherwise  expressly  provided  herein,  all  computations  and determinations  for purposes of determining  compliance  with the financial  requirements of this Agreement shall be made in accordance with GAAP in effect in the  United  States of  America  on the date  hereof  and on a basis  consistent  with the  presentation  of the financial  statements for the period ended December 31, 2003 referred to in Section  6.5(a).  Notwithstanding  the foregoing  sentence,
                                                                            ---------------
the financial  statements  required to be delivered  pursuant to Section 7.1 shall be prepared in accordance  with GAAP as in effect on
                                                                 -----------
the respective dates of their preparation.  Unless otherwise  provided for herein,  wherever any computation is to be made with respect to any  Person and its  Subsidiaries,  such  computation  shall be made so as to exclude  all items of income,  assets and  liabilities attributable to any Person which is not a Subsidiary of such Person.

(b)      For  purposes  of  computing  the  ratios in the  financial  covenants  in Article  IX as of the end of any Test  Period,  all
                                                                                    -----------
components  of such ratios for the  applicable  Test Period shall include or exclude,  as the case may be,  without  duplication,  such components of such ratios  attributable  to any business or material assets that have been acquired or disposed of by Company or any of its Subsidiaries  (including  through mergers or  consolidations)  after the first day of such Test Period and prior to the end of such
Test Period on a Pro Forma Basis as determined  in good faith by Company and  certified to by a  Responsible  Officer of Company to the
Administrative Agent.

2.

         AMOUNT AND TERMS OF CREDIT

1.3      The Commitments.
         ---------------

(a)      Term Loans.  Each Term B Lender,  severally and for itself alone,  hereby  agrees,  on the terms and subject to the conditions
         ----------
hereinafter  set forth and in reliance upon the  representations  and warranties set forth herein and in the other Loan  Documents,  to make a loan (each such loan,  a "Term B Loan" and  collectively,  the "Term B Loans") to Company on the  Initial  Borrowing  Date in an
                                 -----------                           ------------
aggregate  principal  amount  equal to the Term B Commitment  of such Term B Lender.  The Term B Loans (i) shall be incurred by Company pursuant to a single drawing,  which shall be on the Initial Borrowing Date, (ii) shall be denominated in Dollars,  (iii) shall be made as Base Rate Loans and,  except as hereinafter  provided,  may, at the option of Company,  be maintained as and/or  converted into Base
Rate Loans or  Eurocurrency  Loans,  provided,  that (x) all Term B Loans  made by the Term B Lenders  pursuant  to the same  Borrowing
                                     --------
shall, unless otherwise  specifically provided herein,  consist entirely of Term B Loans of the same Type and (y) no incurrences of, or conversions  into,  Term B Loans  maintained as  Eurocurrency  Loans may be effected prior to the earlier of (1) the 30th day after the
Initial Borrowing Date and (2) the date (the "Syndication Date" upon which the  Administrative  Agent determines in its sole discretion
                                              ----------------
(and  notifies  Company) that the primary  syndication  (and the resultant  addition of Lenders  pursuant to Section  12.8(c)) has been
                                                                                                             ----------------
completed  and (iv) shall not exceed for any Lender at the time of  incurrence  thereof on the Initial  Borrowing  Date that  aggregate principal  amount  which  equals  the Term B Loan  Commitment,  if any,  of such  Lender  at such  time.  Each Term B  Lender's  Term B
Commitment  shall expire  immediately  and without  further action on the Initial  Borrowing Date if the Term Loans are not made on the
Initial Borrowing Date.  No amount of a Term B Loan which is repaid or prepaid by Company may be reborrowed hereunder.

(b)      Revolving  Loans.  Each  Revolving  Lender,  severally and for itself alone,  hereby  agrees,  on the terms and subject to the
         ----------------
conditions  hereinafter  set forth and in reliance  upon the  representations  and  warranties  set forth  herein and in the other Loan
Documents,  to make loans to Company  denominated in Dollars on a revolving basis from time to time during the Commitment Period, in an amount not to exceed its Revolver Pro Rata Share of the Total Revolving  Commitment  (each such loan by any Lender,  a "Revolving Loan"
                                                                                                                        --------------
and  collectively,  the "Revolving  Loans");  provided that no such Revolving  Loan shall be made if after giving effect  thereto,  the
                         ----------------
Total Available  Revolving  Commitments  would equal less than zero. All Revolving Loans comprising the same Borrowing  hereunder shall be made by the Revolving Lenders  simultaneously  and in proportion to their respective  Revolving  Commitments.  Prior to the Revolver
Termination  Date,  Revolving  Loans may be repaid and reborrowed by Company in accordance  with the provisions  hereof and,  except as otherwise  specifically  provided in Section 3.6, all Revolving  Loans  comprising the same Borrowing shall at all times be of the same
                                     -----------
Type and, except as permitted by Administrative  Agent in its sole discretion,  no incurrences of, or conversions into, Revolving Loans maintained as  Eurocurrency  Loans with an Interest  Period in excess of seven (7) days may be effected prior to the earlier of (1) the
30th day after the Initial Borrowing Date and (2) the Syndication Date.

(c)      Swing Line Loans.
         ----------------

(i)      Subject to the terms and conditions hereof,  the Swing Line Lender in its individual  capacity agrees to make swing line loans in Dollars  ("Swing  Line  Loans") to  Company on any  Business  Day from time to time  during the  Commitment  Period in an  aggregate
              ------------------
principal  amount at any one time  outstanding do not exceed  $10,000,000;  provided,  however,  that in no event may the amount of any
                                                                            --------   -------
Borrowing of Swing Line Loans (A) exceed the Total Available  Revolving  Commitment  immediately  prior to such Borrowing (after giving effect to the use of  proceeds  thereof)  or (B) cause the  outstanding  Revolving  Loans of any  Lender,  when added to such  Lender's
Revolver  Pro Rata  Share of the then  outstanding  Swing Line  Loans and  Revolver  Pro Rata  Share of the  aggregate  LC  Obligations
(exclusive  of Unpaid  Drawings  relating  to LC  Obligations  which are  repaid  with the  proceeds  of, and  simultaneously  with the incurrence of,  Revolving Loans or Swing Line Loans) to exceed such Lender's  Revolving  Commitment.  Amounts borrowed by Company under this Section  2.1(c)(i)  may be repaid and, to but  excluding  the Revolver  Termination  Date,  reborrowed.  Swing Line Loans shall be
     ------------------
made and maintained as Base Rate Loans and,  notwithstanding  Section 2.6, shall not be entitled to be converted into any other Type of
                                                              -----------
Loan.

(ii)     Refunding of Swing Line Loans.  Swing Line Lender, at any time in its sole and absolute  discretion,  may on behalf of Company
         -----------------------------
(which hereby  irrevocably  directs  Swing Line Lender to so act on its behalf)  notify each  Revolving  Lender  (including  Swing Line
Lender) to make a Revolving  Loan in an amount equal to such  Lender's  Revolver Pro Rata Share of the  principal  amount of Swing Line
Loans (the "Refunded  Swing Line Loans")  outstanding on the date such notice is given,  provided,  however,  that such notice shall be
            --------------------------                                                   --------   -------
deemed to have  automatically  been  given upon the  occurrence  of an Event of Default  under  Section  10.1(e) or 10.1(f) or upon the
                                                                                                ----------------    -------
occurrence  of a Change of Control.  Unless any of the events  described in Section  10.1(e) or 10.1(f)  shall have  occurred (in which
                                                                            ----------------    -------
event the  procedures  of Section  2.1(c)(iii)  shall  apply) and  regardless  of whether the  conditions  precedent  set forth in this
                          --------------------
Agreement to the making of a Revolving Loan are then  satisfied,  each  Revolving  Lender shall make the proceeds of its Revolving Loan available to Swing Line Lender at the Payment  Office prior to 11:00 a.m.,  New York City time, in funds  immediately  available on the
Business Day next  succeeding  the date such notice is given.  The proceeds of such  Revolving  Loans shall be  immediately  applied to repay the Refunded Swing Line Loans.

(iii)    Participation  in Swing Line  Loans.  If,  prior to  refunding a Swing Line Loan with a  Revolving  Loan  pursuant to Section
         -----------------------------------                                                                                   --------
2.1(c)(ii),  an Event of Default under  Section  10.1(e) or 10.1(f) shall have  occurred,  or if for any other reason a Revolving  Loan
----------                              ----------------    -------
cannot be made pursuant to Section  2.1(c)(ii),  then,  subject to the provisions of Section  2.1(c)(iv)  below,  each Revolving Lender
                           -------------------                                       -------------------
will,  on the date such  Revolving  Loan was to have been made,  purchase  (without  recourse  or  warranty)  from Swing Line Lender an undivided  participation  interest in the Swing Line Loan in an amount  equal to its  Revolver  Pro Rata Share of such Swing Line Loan.
Upon request,  each Revolving Lender will immediately transfer to Swing Line Lender, in immediately  available funds, the amount of its participation  and upon  receipt  thereof  Swing Line  Lender will  deliver to such  Revolving  Lender a Swing Line Loan  Participation
Certificate dated the date of receipt of such funds and in such amount.
(iv)     Lenders'  Obligations  Unconditional.  Each Lender's  obligation to make Revolving Loans in accordance with Section 2.1(c)(ii)
         ------------------------------------                                                                        ------------------
and to purchase  participating  interests in accordance with Section  2.1(c)(iii)  above shall be absolute and  unconditional and shall
                                                             --------------------
not be affected by any circumstance,  including, without limitation, (A) any set-off, counterclaim,  recoupment, defense or other right which such Lender may have against  Swing Line Lender,  Company or any other Person for any reason  whatsoever;  (B) the  occurrence or continuance of any Event of Default or Unmatured  Event of Default;  (C) any adverse  change in the condition  (financial or otherwise)
of Company or any other  Person;  (D) any breach of this  Agreement  by Company or any other  Person;  (E) any  inability of Company to satisfy the conditions  precedent to borrowing set forth in this Agreement on the date upon which such participating  interest is to be purchased  or (F) any other  circumstance,  happening  or event  whatsoever,  whether or not  similar to any of the  foregoing.  If any
Lender does not make  available to Swing Line Lender the amount  required  pursuant to Section  2.1(c)(ii) or (iii) above,  as the case
                                                                                       -------------------    -----
may be, the Swing Line Lender shall be entitled to recover such amount on demand from such Lender,  together with interest  thereon for each day from the date of  non-payment  until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the Base Rate  thereafter.  Notwithstanding  the  foregoing  provisions of this  Section 2.1(c)(iv),  no Lender shall be required to
                                                                                    ------------------
make a Revolving Loan to Company for the purpose of refunding a Swing Line Loan pursuant to Section  2.1(c)(ii)  above or to purchase a
                                                                                            -------------------
participating  interest in a Swing Line Loan pursuant to Section  2.1(c)(iii) if an Event of Default or Unmatured  Event of Default has
                                                         --------------------
occurred  and is  continuing  and,  prior to the making by Swing Line Lender of such Swing Line Loan,  Swing Line  Lender has  received written  notice from such Lender  specifying  that such Event of Default or Unmatured  Event of Default has occurred and is continuing, describing  the nature  thereof and stating that, as a result  thereof,  such Lender shall cease to make such Refunded Swing Line Loans and purchase such  participating  interests,  as the case may be;  provided,  however,  that the obligation of such Lender to make such
                                                                   --------   -------
Refunded Swing Line Loans and to purchase such  participating  interests  shall be reinstated upon the earlier to occur of (y) the date upon which such Lender  notifies  Swing Line Lender that its prior notice has been  withdrawn  and (z) the date upon which the Event of
Default or Unmatured Event of Default specified in such notice no longer is continuing.

1.4      Evidence of Indebtedness; Repayment of Loans.
         --------------------------------------------

(a)      Evidence of  Indebtedness.  At the request of any Lender (which  request  shall be made to  Administrative  Agent),  Company's
         -------------------------
obligation to pay the  principal of and interest on all the Loans of any Facility made to it by such Lender shall be evidenced,  (1) if
Term Loans, by a promissory note duly executed and delivered by Company  substantially in the form of Exhibit  2.2(a)(1)  hereto,  with
                                                                                                      ------------------
blanks  appropriately  completed in conformity herewith and (2) if Revolving Loans, by a promissory note duly executed and delivered by
Company substantially in the form of Exhibit 2.2(a)(2) hereto, with blanks appropriately completed in conformity herewith.
                                     -----------------

(b)      Notation of  Payments.  Each Lender will note on its  internal  records the amount of each Loan made by it and each payment in
         ---------------------
respect  thereof and will,  prior to any transfer of any of its Notes,  endorse on the reverse side thereof the  outstanding  principal amount of Loans  evidenced  thereby.  Failure to make any such  notation  shall not affect  Company's  or any  Guarantor's  obligations hereunder or under the other applicable Loan Documents in respect of such Loans.

(c)      Repayment of Loans.  Company hereby  unconditionally  promises to pay to Administrative  Agent for the account of the relevant
         ------------------
Lenders (i) in respect of  Revolving  Loans of Company,  on the Revolver  Termination  Date (or such earlier date as, and to the extent that,  such  Revolving  Loan becomes due and payable  pursuant to the terms of this  Agreement),  the unpaid  principal  amount of each
Revolving  Loan made to it by each such  Revolving  Lender,  and (ii) in respect  of Term  Loans of  Company,  on the  applicable  Term
Maturity  Date (or such earlier date as, and to the extent that,  such Term Loan becomes due and payable  pursuant to the terms of this
Agreement),  the unpaid  principal  amount of each Term Loan made to it by each such Term Lender.  Company hereby further agrees to pay interest in immediately  available  funds at the Payment Office on the unpaid  principal  amount of the Revolving  Loans and Term Loans made to it from time to time from the date hereof  until  payment in full thereof at the rates per annum,  and on the dates,  set forth in Section 3.1.
   -----------

1.5      Minimum Amount of Each Borrowing;  Maximum Number of Borrowings.  The aggregate  principal amount of each Borrowing by Company
         ---------------------------------------------------------------
hereunder shall be not less than the Minimum  Borrowing  Amount and, if greater,  shall be in Minimum  Borrowing  Multiples (other than
Swing Line Loans  which may be in any amount  over the Minimum  Borrowing  Amount)  above such  minimum  (or,  if less,  the then Total
Available  Revolving  Commitment).  More than one  Borrowing  may be  incurred  on any date;  provided  that at no time shall  there be outstanding  more than seven  Borrowings of  Eurocurrency  Loans under any Term Facility or more than seven  Borrowings of Eurocurrency
Loans under the Revolving Facility.

1.6      Borrowing  Options.  The Term Loans and the Revolving  Loans shall,  at the option of Company except as otherwise  provided in
         ------------------
this Agreement,  be (i) Base Rate Loans,  (ii)  Eurocurrency  Loans, or (iii) part Base Rate Loans and part  Eurocurrency  Loans. As to any  Eurocurrency  Loan,  any Lender may, if it so elects,  fulfill its  commitment by causing a foreign branch or affiliate to make or continue such Loan,  provided that in such event that Lender's Loan shall,  for the purposes of this  Agreement,  be considered to have been made by that Lender and the  obligation of Company to repay that Lender's Loan shall  nevertheless  be to that Lender and shall be deemed held by that Lender, for the account of such branch or affiliate.

1.7      Notice of Borrowing.  Whenever Company desires to make a Borrowing of any Loan hereunder,  it shall give Administrative  Agent
         -------------------
at its Notice Office at least one Business Day's prior written notice (or telephonic notice promptly  confirmed in writing),  given not later  than 1:00 p.m.  (New York City  time) of each Base Rate  Loan,  and at least  three  Business  Days'  prior  written  notice (or telephonic  notice promptly  confirmed in writing),  given not later than 1:00 p.m. (New York City time), of each  Eurocurrency Loan to be made hereunder;  provided,  however, that a Notice of Borrowing with respect to Borrowings to be made on the date hereof may, at the discretion of  Administrative  Agent,  be delivered  later than the time  specified  above.  Whenever  Company  desires that Swing Line
Lender make a Swing Line Loan under Section  2.1(c),  it shall deliver to Swing Line Lender prior to 12:00 noon (New York City time) on
                                    ---------------
the date of Borrowing  written  notice (or  telephonic  notice  promptly  confirmed  in writing).  Each such notice (each a "Notice of
                                                                                                                             ----------
Borrowing"),  which shall be in the form of Exhibit 2.5 hereto, shall be irrevocable,  shall be deemed a representation by Company that
---------                                   -----------
all conditions  precedent to such Borrowing  have been satisfied and shall specify (i) the aggregate  principal  amount of the Loans to be made pursuant to such Borrowing,  (ii) the date of Borrowing  (which shall be a Business Day) and (iii) whether the Loans being made pursuant to such Borrowing are to be Swing Line Loans, and if not,  whether such Loans are to be Base Rate Loans or Eurocurrency  Loans and, with respect to  Eurocurrency  Loans,  the Interest  Period to be applicable  thereto.  Administrative  Agent shall as promptly as practicable  give each Lender  written or  telephonic  notice  (promptly  confirmed  in writing) of each  proposed  Borrowing,  of such
Lender's  Revolver Pro Rata Share  thereof and of the other  matters  covered by the Notice of  Borrowing.  Without in any way limiting
Company's  obligation to confirm in writing any telephonic notice,  Administrative Agent or the Swing Line Lender (in the case of Swing
Line Loans) or the  respective  Facing Agent (in the case of Letters of Credit) may act without  liability upon the basis of telephonic notice  believed  by  Administrative  Agent in good  faith to be from a  Responsible  Officer  of  Company  prior to receipt of written confirmation.  Administrative  Agent's records shall,  absent manifest error, be final,  conclusive and binding on Company with respect to evidence of the terms of such  telephonic  Notice of Borrowing.  Company  hereby agrees not to dispute the  Administrative  Agent's,
DB's or such Facing Agent's record of the time of telephonic notice.

1.8      Conversion  or  Continuation.  Company may elect (i) on any Business Day to convert Base Rate Loans or any portion  thereof to
         ----------------------------
Eurocurrency  Loans and (ii) at the end of any  Interest  Period with respect  thereto,  to convert  Eurocurrency  Loans or any portion thereof  into Base Rate Loans or to  continue  such  Eurocurrency  Loans or any  portion  thereof for an  additional  Interest  Period;
provided,  however,  that the aggregate  principal  amount of the  Eurocurrency  Loans for each Interest  Period therefor must be in an aggregate  principal  amount equal to the Minimum  Borrowing  Amount for Eurocurrency  Loans or Minimum  Borrowing  Multiples in excess thereof and;  provided,  further that prior to the earlier of (a) the 30th day after the Initial Borrowing Date and (b) the Syndication
              --------   -------
Date,  no Loan may be made as, or converted  into, a  Eurocurrency  Loan with an Interest  Period in excess of seven (7) days except as permitted by  Administrative  Agent in its sole discretion  (with all such Interest Periods ending on the same day during such period).
Each  conversion  or  continuation  of Loans of a  Facility  shall be  allocated  among the Loans of the  Lenders in such  Facility  in accordance  with their  respective  Pro Rata Shares.  Each such election  shall be in  substantially  the form of Exhibit 2.6 hereto (a
                                                                                                                  -----------
"Notice of  Conversion  or  Continuation")  and shall be made by giving  Administrative  Agent at least  three  Business  Days' (or one
----------------------------------------
Business Day in the case of a conversion  into Base Rate Loans) prior written  notice thereof to the Notice Office given not later than
12:00 p.m. (New York City time) specifying (i) the amount and type of conversion or  continuation,  (ii) in the case of a conversion to or a continuation of Eurocurrency  Loans, the Interest Period therefor,  and (iii) in the case of a conversion,  the date of conversion
(which  date  shall be a  Business  Day).  Notwithstanding  the  foregoing,  no  conversion  in whole or in part of Base Rate  Loans to
Eurocurrency  Loans,  and no  continuation  in whole or in part of  Eurocurrency  Loans,  shall  be  permitted  at any time at which an
Unmatured  Event of Default or an Event of Default shall have occurred and be  continuing.  If, within the time period  required  under the terms of this Section 2.6,  Administrative  Agent does not receive a Notice of Conversion or Continuation from Company containing a
                  -----------
permitted  election to continue any Eurocurrency  Loans for an additional  Interest Period or to convert any such Loans, then, upon the expiration of the Interest Period therefor,  such Loans will be automatically  converted to Base Rate Loans.  Each Notice of Conversion or Continuation shall be irrevocable.

1.9      Disbursement  of Funds and  Presumptions  by  Administration  Agent. No later than 12:00 p.m. (New York City time) on the date
         -------------------------------------------------------------------
specified  in each Notice of  Borrowing  (3:30 p.m.  local time at the place of funding in the case of Swing Line  Loans),  each Lender will make available its Pro Rata Share of Loans,  of the Borrowing  requested to be made on such date in immediately  available  funds, at the Payment Office (for the account of such non-U.S.  office of Administrative  Agent as Administrative Agent may direct in the case of Eurocurrency  Loans) and  Administrative  Agent will make available to Company at its Payment Office the aggregate of the amounts so made available by the Lenders not later than 2:00 p.m. (local time in the place of payment),  or in the case of Swing Line Loans,  3:30
p.m.  (local time in the place of payment).  Unless  Administrative  Agent shall have been notified by any Lender at least one Business
Day prior to the date of Borrowing that such Lender does not intend to make  available to  Administrative  Agent such Lender's  portion of the  Borrowing  to be made on such  date,  Administrative  Agent may  assume  that such  Lender has made such  amount  available  to
Administrative  Agent on such date of Borrowing  and  Administrative  Agent may,  but shall not be required  to, in reliance  upon such assumption,  make  available  to  Company a  corresponding  amount.  If such  corresponding  amount is not in fact  made  available  to
Administrative  Agent by such Lender on the date of  Borrowing,  Administrative  Agent shall be entitled to recover such  corresponding amount on demand  from such  Lender.  If such Lender does not pay such  corresponding  amount  forthwith  upon  Administrative  Agent's demand  therefor,  Administrative  Agent shall  promptly  notify  Company  and, if so  notified,  Company  shall  immediately  pay such corresponding  amount to  Administrative  Agent.  Administrative  Agent shall also be entitled to recover from Company interest on such corresponding  amount in respect of each day from the date such  corresponding  amount was made  available by  Administrative  Agent to
Company to the date such  corresponding  amount is recovered by  Administrative  Agent,  at a rate per annum equal to the rate for Base
Rate Loans or Eurocurrency Loans, as the case may be, applicable during the period in question,  provided,  however,  that any interest
                                                                                                 --------   -------
paid to  Administrative  Agent in respect of such  corresponding  amount shall be credited  against interest payable by Company to such
Lender under Section 3.1 in respect of such  corresponding  amount.  Any amount due hereunder to  Administrative  Agent from any Lender
             -----------
which is not paid when due shall bear  interest  payable by such Lender,  from the date due until the date paid,  at the Federal  Funds
Rate for amounts in Dollars for the first three days after the date such amount is due and  thereafter  at the Federal  Funds Rate plus
1%, together with  Administrative  Agent's standard  interbank  processing fee.  Further,  such Lender shall be deemed to have assigned any and all  payments  made of  principal  and  interest  on its  Loans,  amounts  due with  respect  to its  Letters of Credit (or its participations  therein) and any other amounts due to it hereunder first to  Administrative  Agent to fund any  outstanding  Loans made available  on behalf of such  Lender by  Administrative  Agent  pursuant  to this  Section  2.7 until such Loans have been funded (as a
                                                                                   ------------
result of such  assignment  or  otherwise)  and then to fund  Loans of all  Lenders  other  than such  Lender  until  each  Lender  has outstanding  Loans equal to its Pro Rata Share of all Loans (as a result of such  assignment or otherwise).  Such Lender shall not have recourse  against  Company  with  respect to any  amounts  paid to  Administrative  Agent or any Lender with  respect to the  preceding sentence;  provided,  that such Lender  shall have full  recourse  against  Company to the extent of the amount of such Loans it has so
           --------
been  deemed to have made.  Nothing  herein  shall be deemed to relieve  any  Lender  from its  obligation  to fulfill  its  Commitment hereunder or to prejudice any rights which Company may have against the Lender as a result of any default by such Lender hereunder.

1.10     Letters of Credit.
         -----------------

(a)      Letters of Credit  Commitments.  Subject to and upon the terms and  conditions  herein set forth,  Company  may  request  that
         ------------------------------
Facing Agent  issue,  at any time and from time to time on and after the Initial  Borrowing  Date,  and prior to the 30th  Business Day preceding the Revolver  Termination  Date,  (x) for the account of Company and for the benefit of any holder (or any trustee,  agent or other  similar  representative  for any  such  holder)  of LC  Supportable  Indebtedness  of  Company  or any of its  Subsidiaries,  an
irrevocable  standby  letter of credit,  in a form  customarily  used by Facing  Agent,  or in such other form as has been  approved by
Facing Agent (each such standby  letter of credit,  a "Standby  Letter of Credit") in support of such LC Supportable  Indebtedness  and
                                                       -------------------------
(y) for the account of Company and in support of trade obligations of Company or any of its  Subsidiaries,  an irrevocable sight letter of credit in a form  customarily  used by Facing Agent or in such other form as has been  approved by Facing Agent (each such letter of credit,  a "Commercial  Letter of Credit";  and each such Commercial  Letter of Credit and each Standby Letter of Credit, a "Letter of
            ----------------------------                                                                                     ----------
Credit"),  in support of commercial  transactions  of Company and its  Subsidiaries;  provided,  however,  no Letter of Credit shall be
------                                                                                --------   -------
issued the Stated Amount of which,  when added to the LC Obligations  (exclusive of Unpaid Drawings relating to Letters of Credit which are repaid on the date of, and prior to the  issuance  of, the  respective  Letter of Credit at such  time),  would  exceed  either (x)
$25,000,000  or (y) when added to the aggregate  principal  amount of all  Revolving  Loans and Swing Line Loans then  outstanding  the
Total Revolving Commitment at such time.

(b)      Obligation of Facing Agent to Issue Letter of Credit.  Facing Agent may agree, in its sole  discretion,  that it will (subject
         ----------------------------------------------------
to the terms and conditions  contained  herein),  at any time and from time to time on or after the Initial Borrowing Date and prior to the Revolver Termination Date,  following its receipt of the respective Letter of Credit Request,  issue for the account of Company one or more Letters of Credit (x) in the case of Standby  Letters of Credit,  in support of such LC Supportable  Indebtedness of Company or any of its  Subsidiaries  as is  permitted  to remain  outstanding  without  giving rise to an Event of Default or  Unmatured  Event of
Default  hereunder  and (y) in the case of  Commercial  Letters of Credit,  in support of trade  obligations  as referenced in Section
                                                                                                                               --------
2.8(a),  provided that Facing Agent shall be under no obligation to issue any Letter of Credit of the types  described  above if at the
         --------
time of such issuance:

(i)      any order,  judgment or decree of any  Governmental  Authority or arbitrator  shall purport by its terms to enjoin or restrain
Facing Agent from issuing such Letter of Credit or any  Requirement of Law applicable to Facing Agent from any  Governmental  Authority with  jurisdiction  over Facing Agent shall  prohibit,  or request that Facing Agent  refrain  from,  the issuance of letters of credit generally  or such Letter of Credit in  particular  or shall  impose upon such Facing  Agent with  respect to such Letter of Credit any restriction or reserve or capital  requirement (for which Facing Agent is not otherwise  compensated) not in effect on the date hereof, or any  unreimbursed  loss,  cost or expense  which was not  applicable,  in effect or known to Facing  Agent as of the date hereof and which Facing Agent in good faith deems material to it; or

(ii)     Facing Agent shall have received  notice from any Lender prior to the issuance of such Letter of Credit of the type  described in Section 2.8(b)(ii)(A)(v).
   ------------------------

(A)      Notwithstanding  the foregoing,  (i) other than the Standby  Letter of Credit issued on the Initial  Borrowing Date as part of the  Refinancing,  each Standby  Letter of Credit shall have an expiry date occurring not later than one year after such Standby Letter of Credit's date of issuance,  provided,  that any Standby  Letter of Credit may be  automatically  extendable for periods of up to one
                               --------
year so long as such  Standby  Letter of Credit  provides  that  Facing  Agent  retains an option,  satisfactory  to Facing  Agent,  to terminate  such  Standby  Letter of Credit  within a  specified  period of time  prior to each  scheduled  extension  date and (y) each
Commercial  Letter of Credit shall have an expiry date occurring not later than 180 days after such Commercial  Letter of Credit's date of  issuance;  (ii) (x) no  Standby  Letter of Credit  shall have an expiry  date  occurring  later than 10 days prior to the  Revolver
Termination  Date and (y) no Commercial  Letter of Credit shall have an expiry date occurring  later than 30 days prior to the Revolver
Termination  Date; (iii) each Letter of Credit shall be denominated in Dollars and be payable on a sight basis;  (iv) the Stated Amount of each Letter of Credit shall not be less than  $50,000 or such lesser  amount as is  acceptable  to Facing  Agent;  and (v) no Facing
Agent will issue any Letter of Credit after it has received  written notice from Company or the Required  Lenders stating that an Event of  Default  or  Unmatured  Event of  Default  exists  until such time as Facing  Agent  shall  have  received a written  notice of (x)
rescission  of such  notice  from the party or  parties  originally  delivering  the same or (y) a waiver of such  Event of  Default or
Unmatured Event of Default by the Required Lenders (or all the Lenders to the extent required by Section 12.1).
                                                                                                 ------------

(B)      Notwithstanding  the foregoing,  in the event a Lender Default exists,  Facing Agent shall not be required to issue any Letter of Credit  unless  Facing Agent has entered into  arrangements  satisfactory  to it and Company to eliminate  Facing  Agent's risk with respect to the  participation  in  Letters of Credit of the  Defaulting  Lender or  Lenders,  including  by cash  collateralizing  such
Defaulting Lender or Lenders' applicable Revolver Pro Rata Share of the applicable LC Obligations.

(c)      Letter of Credit  Requests;  Notices of Issuance.  Whenever it desires that a Letter of Credit be issued,  Company  shall give
         ------------------------------------------------
Administrative  Agent and Facing Agent written  notice thereof prior to 1:00 p.m. (New York City time) at least three Business Days (or such shorter  period as may be  acceptable  to Facing  Agent) prior to the proposed  date of issuance  (which shall be a Business  Day)
which written notice shall be in the form of Exhibit  2.8(c) (each a "Letter of Credit  Request") and may be submitted via facsimile to
                                             ---------------          -------------------------
Facing  Agent (who may rely upon such  facsimile  if it were an original  thereof).  Each such notice  shall  specify (A) the  proposed issuance date and expiration  date,  (B) the name(s) of each obligor with respect to such Letter of Credit,  (C) Company as the account party,  (D) the name and address of the beneficiary  (which Person shall be acceptable to Facing Agent),  (E) the Stated Amount of such proposed  Letter of Credit and (F) the purpose of such Letter of Credit (which shall be acceptable to  Administrative  Agent and Facing
Agent) and such other information as Facing Agent may reasonably  request.  In addition,  each Letter of Credit Request shall contain a description  of the terms and conditions to be included in such proposed  Letter of Credit (all of which terms and conditions  shall be acceptable to Facing Agent).  Unless otherwise  specified,  all Letters of Credit will be governed by the Uniform Customs and Practices for Documentary  Credit  Operations as in effect on the date of issuance of such Letter of Credit.  Each Letter of Credit Request shall include any other documents as Facing Agent  customarily  requires in connection  therewith.  In the event of any conflict  between the terms of such customary  documents and this  Agreement,  the terms of this Agreement  shall control.  In the case of Standby Letters of
Credit,  Facing  Agent  shall,  promptly  after the  issuance of or  amendment  or  modification  to a Standby  Letter of Credit,  give
Administrative Agent and Company written notice of the issuance,  amendment or modification of such Letter of Credit,  accompanied by a copy of such  issuance,  amendment  or  modification.  Promptly  upon  receipt of such  notice,  Administrative  Agent  shall give each
Revolving  Lender  written  notice  of  such  issuance,  amendment  or  modification,  and if so  requested  by any  Revolving  Lender,
Administrative  Agent shall provide such Revolving  Lender with copies of such  issuance,  amendment or  modification.  With regards to
Commercial  Letters of Credit,  Facing Agent shall  furnish to  Administrative  Agent by facsimile,  on the first  Business Day of each week, a report  detailing the aggregate  daily total  outstanding  Commercial  Letters of Credit for such Facing Agent during the prior week.

(d)      Agreement to Repay Letter of Credit Payments.
         --------------------------------------------

(i)      Company hereby agrees to reimburse Facing Agent, by making payment to Administrative  Agent in immediately  available funds in
Dollars at the Payment Office,  for any payment or disbursement  made by Facing Agent under and in accordance with any Letter of Credit
(each such amount so paid or disbursed until reimbursed,  an "Unpaid Drawing"),  no later than one Business Day after the date on which
                                                              --------------
Company  receives  notice of such payment or  disbursement,  with interest on the amount so paid or disbursed by Facing  Agent,  to the extent not  reimbursed  prior to 12:00 Noon (New York City time) on the date of such payment or  disbursement,  from and  including the date paid or disbursed to but  excluding  the date Facing  Agent is  reimbursed  therefor by Company at a rate per annum which shall be the Base Rate in effect from time to time plus the  Applicable  Eurocurrency  Margin for  Revolving  Loans,  provided,  however,  that,
                                                                                                             --------   -------
anything contained in this Agreement to the contrary  notwithstanding,  (i) unless Company shall have notified Administrative Agent and
Facing Agent prior to 11:00 a.m.  (New York City time) on the Business Day  following  receipt of such notice that Facing Agent will be reimbursed  for the amount of such Unpaid  Drawing with funds other than the proceeds of Revolving  Loans,  Company  shall be deemed to have timely given a Notice of Borrowing to  Administrative  Agent  requesting  each Revolving  Lender to make Revolving Loans which are
Base Rate Loans on the date on which such Unpaid  Drawing is honored in an amount equal to the Dollar  Equivalent of the amount of such
Unpaid Drawing and  Administrative  Agent shall,  if such Notice of Borrowing is deemed given,  promptly notify the Lenders thereof and
(ii) unless any of the events  described in Section  10.1(e) or 10.1(f) shall have occurred (in which event the  procedures of Section
                                            ----------------    -------                                                        --------
2.8(e) shall apply),  each such Revolving  Lender shall, on the date such drawing is honored,  make Revolving Loans which are Base Rate
------
Loans in the amount of its  Revolver Pro Rata Share of the Dollar  Equivalent  of such Unpaid  Drawing,  the proceeds of which shall be applied  directly by  Administrative  Agent to reimburse  Facing Agent for the amount of such Unpaid  Drawing;  and provided,  further,
                                                                                                                    --------   -------
that,  if for any reason,  proceeds of  Revolving  Loans are not received by Facing Agent on such date in an amount equal to the amount of such drawing,  Company shall reimburse Facing Agent, on the Business Day immediately  following the date such drawing is honored, in an amount in same day funds equal to the excess of the amount of such drawing over the amount of such  Revolving  Loans,  if any, which are so received,  plus accrued interest on such amount at the rate set forth in Section 3.1(a);  provided,  however, to the extent such
                                                                                --------------   --------   -------
amounts are not reimbursed  prior to 12:00 Noon (New York City time) on the fifth Business Day following such payment or  disbursement, interest shall  thereafter  accrue on the amounts so paid or disbursed by Facing Agent (and until  reimbursed by Company) at a rate per annum which  shall be the Base Rate in effect  from time to time plus the  Applicable  Base Rate  Margin for  Revolving  Loans (plus an additional 2% per annum),  such interest  also to be payable on demand.  Facing Agent shall give Company  prompt notice of each Drawing under any Letter of Credit,  provided  that the failure to give any such notice  shall in no way affect,  impair or diminish  Company's obligations hereunder.

(ii)     The  obligations of Company under this Section 2.8(d) to reimburse  Facing Agent with respect to drawings on Letters of Credit
                                                --------------
(each, a "Drawing")  (including,  in each case,  interest thereon) shall be absolute and unconditional  under any and all circumstances
          -------
and  irrespective  of any  setoff,  counterclaim  or  defense to payment  which  Company  may have or have had  against  Facing  Agent,
Administrative  Agent or any  Lender  (including  in its  capacity  as issuer of the  Letter  of Credit or as LC  Participant),  or any
non-application  or misapplication by the beneficiary of the proceeds of such Drawing,  Facing Agent's only obligation to Company being to confirm that any documents  required to be delivered  under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit.

(e)      Letter of Credit  Participations.  Immediately  upon the issuance by Facing Agent of any Letter of Credit,  Facing Agent shall
         --------------------------------
be deemed to have sold and  transferred  to each  Revolving  Lender,  other than Facing Agent (each such Lender,  in its capacity under this Section  2.8(e),  a "LC  Participant"),  and each such LC Participant  shall be deemed  irrevocably  and  unconditionally  to have
     ---------------      ---------------
purchased and received from Facing Agent,  without  recourse or warranty,  an undivided  interest and  participation,  to the extent of such  Revolving  Lender's  Revolver  Pro Rata Share,  in such Letter of Credit,  each  substitute  Letter of Credit,  each Drawing made thereunder and the  obligations of Company under this Agreement with respect thereto  (although  Letter of Credit fees shall be payable directly to  Administrative  Agent for the account of the LC Participant as provided in Section  2.8(g) and the LC  Participants  shall
                                                                                        ---------------
have no right to receive any portion of the facing fees), and any security  therefor or guaranty  pertaining  thereto.  Upon any change in the Revolving  Commitments of the Revolving  Lenders,  it is hereby agreed that, with respect to all  outstanding  Letters of Credit and Unpaid Drawings relating to Letters of Credit,  there shall be an automatic  adjustment  pursuant to this Section 2.8(e) to reflect
                                                                                                              --------------
the new Revolver Pro Rata Share of the assignor and assignee Lender or of all Lenders with Revolving  Commitments,  as the case may be.
In determining  whether to pay under any Letter of Credit,  Facing Agent shall have no obligation relative to the LC Participants other than to confirm that any documents  required to be delivered  under such Letter of Credit  appear to have been  delivered and that they appear to comply on their  face with the  requirements  of such  Letter of Credit.  Any  action  taken or omitted to be taken by Facing
Agent under or in connection  with any Letter of Credit issued by it if taken or omitted in the absence of gross  negligence or willful misconduct as determined by a final and  non-appealable  judgment rendered by a court of competent  jurisdiction,  shall not create for
Facing Agent any resulting liability to Company or any Lender.

(f)      Draws Upon  Letter of Credit;  Reimbursement  Obligations.  (i) In the event that Facing  Agent  makes any  payment  under any
         ---------------------------------------------------------
Letter of Credit issued by it and Company shall not have  reimbursed  such amount in full to Facing Agent  pursuant to  Section 2.8(d),
                                                                                                                        --------------
Facing Agent shall promptly notify  Administrative  Agent, and  Administrative  Agent shall promptly notify each LC Participant of such failure,  and each such LC Participant shall promptly and unconditionally pay to Administrative  Agent for the account of Facing Agent, the amount of such LC Participant's  applicable Revolver Pro Rata Share of such payment and in same day funds; provided,  however, that
                                                                                                               --------   -------
no LC  Participant  shall be obligated  to pay to  Administrative  Agent its  applicable  Revolver Pro Rata Share of such  unreimbursed amount  for any  wrongful  payment  made by  Facing  Agent  under a Letter of  Credit  issued  by it as a result  of acts or  omissions constituting  willful  misconduct  or gross  negligence as determined  by a final and  non-appealable  judgment  rendered by a court of competent  jurisdiction  on the part of Facing  Agent.  If  Administrative  Agent so  notifies  any LC  Participant  required to fund a payment  under a Letter of Credit  prior to 11:00  a.m.  (New York City  time) on any  Business  Day,  such LC  Participant  shall make available to  Administrative  Agent for the account of the respective Facing Agent such LC Participant's  applicable  Revolver Pro Rata
Share of the amount of such payment on such  Business Day in same day funds.  If and to the extent such LC  Participant  shall not have so made its  applicable  Revolver Pro Rata Share of the amount of such payment  available  to  Administrative  Agent for the account of
Facing Agent,  such LC  Participant  agrees to pay to  Administrative  Agent for the account of Facing Agent,  forthwith on demand such amount,  together with interest  thereon,  for each day from such date until the date such amount is paid to  Administrative  Agent for the  account  of  Facing  Agent  at the  overnight  Federal  Funds  rate.  The  failure  of any LC  Participant  to make  available  to
Administrative  Agent for the account of Facing Agent its applicable  Revolver Pro Rata Share of any payment under any Letter of Credit issued by it shall not relieve any other LC Participant of its obligation  hereunder to make available to Administrative  Agent for the account of Facing Agent its applicable  Revolver Pro Rata Share of any payment under any such Letter of Credit on the day required,  as specified  above,  but no LC  Participant  shall be  responsible  for the  failure of any other LC  Participant  to make  available  to
Administrative  Agent for the  account of Facing  Agent  such other LC  Participant's  applicable  Revolver  Pro Rata Share of any such payment.

(ii)     Whenever Facing Agent receives a payment of a reimbursement  obligation as to which  Administrative Agent has received for the account  of  Facing  Agent  any  payments  from the LC  Participants  pursuant  to this  Section  2.8(f),  Facing  Agent  shall  pay to
                                                                                         ---------------
Administrative  Agent and Administrative  Agent shall pay to each LC Participant which has paid its Revolver Pro Rata Share thereof, in
Dollars  and in same day funds,  an amount  equal to such LC  Participant's  Revolver  Pro Rata Share of the  principal  amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

(iii)    The  obligations of the LC  Participants to make payments to Facing Agent with respect to Letters of Credit issued by it shall be  irrevocable  and not subject to any  qualification  or  exception  whatsoever  and shall be made in  accordance  with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

(A)      any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

(B)      The  existence of any claim,  setoff,  defense or other right which  Company or any of its  Subsidiaries  may have at any time against a beneficiary  named in a Letter of Credit,  any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting),  Administrative Agent, any LC Participant,  or any other Person, whether in connection with this Agreement,  any Letter of Credit, the transactions  contemplated herein or any unrelated  transactions  (including any underlying  transaction between Company or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

(C)      any draft,  certificate or any other document presented under any Letter of Credit proving to be forged,  fraudulent,  invalid or insufficient in any respect to any statement therein being untrue or inaccurate in any respect;

(D)      the  surrender  or  impairment  of any  security  for the  performance  or  observance  of any of the terms of any of the Loan
Documents; or

(E)      the occurrence of any Event of Default or Unmatured Event of Default.

(g)      Fees for Letters of Credit.
         --------------------------

(i)      Facing Agent Fees.  Company  agrees to pay the  following  amount to Facing Agent with respect to the Letters of Credit issued
         -----------------
by it for the account of Company:

(A)      with respect to payments made under any Letter of Credit,  interest,  payable on demand, on the amount paid by Facing Agent in respect of each such payment from the date of the payments  through the date such amount is reimbursed by Company  (including  any such reimbursement out of the proceeds of Revolving Loans pursuant to  Section 2.8(d))  at a rate determined in accordance with the terms of
                                                                  --------------
Section 2.8(d)(i);
-----------------

(B)      with  respect to the  issuance or  amendment  of each  Letter of Credit and each  payment  made  thereunder,  documentary  and processing  charges in  accordance  with Facing  Agent's  standard  schedule for such  charges in effect at the time of such  issuance, amendment, transfer or payment, as the case may be; and

(C)      a facing fee equal to one-eighth of one percent  (0.125%) per annum of outstanding  LC Obligations  payable in arrears on each
Quarterly  Payment Date and on the Revolver  Termination  Date and thereafter,  on demand together with customary  issuance and payment charges, provided that a minimum fee of $500.00 per annum shall be payable per Letter of Credit.

(ii)     Participating  Lender Fees.  Company agrees to pay to Administrative  Agent for distribution to each  participating  Lender in
         --------------------------
respect of all Letters of Credit  outstanding  such  Lender's  Revolver  Pro Rata Share of a  commission  equal to the then  Applicable
Eurocurrency  Margin for  Revolving  Loans with  respect to the  Effective  Amount under such  outstanding  Letters of Credit (the "LC
                                                                                                                                    ---
Commission"),  payable in arrears on and through each  Quarterly  Payment Date, on the Revolver  Termination  Date and  thereafter,  on
----------
demand.  The LC  Commission  shall be  computed  on a daily  basis from the first day of  issuance  of each Letter of Credit and on the basis of the actual number of days elapsed over a year of 360 days.

                  Promptly  upon receipt by Facing Agent or  Administrative  Agent of any amount  described in clause (i)(A) or (ii) of this  Section  2.8(g),  Facing  Agent or  Administrative  Agent shall  distribute  to each Lender that has  reimbursed  Facing Agent in
      ---------------
accordance  with  Section  2.8(d) its  Revolver  Pro Rata Share of such amount.  Amounts  payable  under clause  (i)(B) and (C) of this
                  ---------------
Section 2.8(g) shall be paid directly to Facing Agent.
--------------

(h)      Indemnification.  In addition to amounts payable as elsewhere  provided in this  Agreement,  Company hereby agrees to protect,
         ---------------
indemnify,  pay and save Facing Agent  harmless,  on an after-tax  basis,  from and against any and all claims,  demands,  liabilities, damages,  losses,  costs, charges and expenses (including  reasonable attorneys' fees) (other than Excluded Taxes, except to the extent such  amounts are required to be paid to make an  indemnity  payment on an after-tax  basis) which Facing Agent may incur or be subject to as a consequence,  direct or indirect,  of (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or willful  misconduct as determined by a final and  non-appealable  judgment  rendered by a court of competent  jurisdiction of Facing
Agent or (ii) the failure of Facing  Agent to honor a Drawing  under any Letter of Credit as a result of any act or  omission,  whether rightful or wrongful,  of any present or future de jure or de facto  government or  Governmental  Authority (all such acts or omissions herein called  "Government  Acts").  As between  Company and Facing Agent,  Company  assumes all risks of the acts and omissions of, or
                ----------------
misuse of the Letters of Credit  issued by Facing Agent by, the  respective  beneficiaries  of such Letters of Credit.  In  furtherance and not in limitation of the foregoing,  Facing Agent shall not be  responsible:  (i) for the form,  validity,  sufficiency,  accuracy, genuineness  or legal  effect of any document  submitted by any party in  connection  with the  application  for and issuance of or any
Drawing under such Letters of Credit, even if it should in fact prove to be in any or all respects invalid,  insufficient,  inaccurate, fraudulent or forged;  (ii) for the validity or sufficiency of any  instrument  transferring  or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits  thereunder or proceeds thereof,  in whole or in part, which may prove to be invalid  or  ineffective  for any  reason;  (iii) for  failure of the  beneficiary  of any such  Letter of Credit to comply  fully with conditions  required  in order to draw  upon  such  Letter of Credit so long as any  documents  presented  materially  comply  with the applicable forms of such documents in possession of Facing Agent; (iv) for errors,  omissions,  interruptions or delays in transmission or delivery of any  messages,  by mail,  cable,  telegraph,  telex or  otherwise,  whether or not they be in cipher;  (v) for errors in interpretation  of technical terms;  (vi) for any loss or delay in the  transmission or otherwise of any document  required in order to make a Drawing under any such Letter of Credit or of the proceeds  thereof;  (vii) for the  misapplication  by the  beneficiary  of any such Letter of Credit of the proceeds of any Drawing under such Letter of Credit;  and (viii) for any consequences  arising from causes beyond the control of Facing Agent, including,  without limitation,  any acts of Government Authority.  None of the above shall affect, impair, or prevent the vesting of any rights or powers of Facing Agent hereunder.

                  In  furtherance  and extension and not in limitation of the specific  provisions  hereinabove  set forth,  any action taken or omitted by Facing Agent under or in connection with the Letters of Credit issued by it or the related  certificates,  if taken or omitted in good faith,  shall not put Facing  Agent  under any  resulting  liability  to  Company.  Notwithstanding  anything to the contrary  contained in this Agreement,  Company shall have no obligation to indemnify Facing Agent in respect of any liability incurred by Facing Agent arising  solely out of the gross  negligence or willful  misconduct of Facing Agent.  The right of  indemnification  in the first  paragraph of this Section  2.8(h) shall not prejudice any rights that Company may otherwise  have against  Facing Agent with
                             ---------------
respect to a Letter of Credit issued hereunder.

(i)      Increased  Costs.  If at any time after the date  hereof  any Change in Law by any  Governmental  Authority  charged  with the
         ----------------
interpretation  or  administration  thereof,  or  compliance  by Facing  Agent or such Lender with any request or directive by any such authority  (whether or not having the force of law or any change in GAAP),  shall  either (i)  impose,  modify or make  applicable  any reserve,  deposit,  capital adequacy or similar  requirement against letters of credit issued by Facing Agent or participated in by any
Lender, or (ii) impose on Facing Agent or any Lender any other conditions  relating,  directly or indirectly,  to this Agreement or any
Letter  of  Credit;  and the  result  of any of the  foregoing  is to  increase  the cost to Facing  Agent or any  Lender  of  issuing, maintaining  or  participating  in any Letter of Credit,  or reduce the amount of any sum received or receivable by Facing Agent or any
Lender  hereunder  or reduce the rate of return on its capital  with  respect to Letters of Credit (in each case,  to the extent not on account of any  Excluded  Taxes),  then,  upon demand to Company by Facing Agent or any Lender (a copy of which demand shall be sent by
Facing  Agent or such Lender to  Administrative  Agent),  Company  shall pay to Facing Agent or such Lender such  additional  amount or amounts as will  compensate  such Lender,  on an after-tax  basis,  for such  increased  cost or reduction in the amount  receivable or reduction on the rate of return on its capital.  Facing  Agent or any Lender,  upon  determining  that any  additional  amounts will be payable pursuant to this Section 2.8(i),  will give prompt written notice thereof to Company,  which notice shall include a certificate
                         --------------
submitted  to Company by Facing  Agent or such  Lender (a copy of which  certificate  shall be sent by Facing  Agent or such  Lender to
Administrative  Agent),  setting  forth in  reasonable  detail  the basis for the  calculation  of such  additional  amount or  amounts necessary  to  compensate  Facing  Agent or such  Lender,  although  failure  to give any such  notice  (unless  the  Facing  Agent has intentionally  withheld or delayed such  notice,  in which case the Facing  Agent shall not be entitled to receive  additional  amounts pursuant  to this  Section  2.8 for period  occurring  prior to the 180th day before the giving of such  notice)  shall not  release or
                   ------------
diminish Company's  obligations to pay additional  amounts pursuant to this  Section 2.8(i).  The certificate  required to be delivered
                                                                             --------------
pursuant to this Section 2.8(i) shall, absent manifest error, be final, conclusive and binding on Company.
                 --------------

1.11     Pro Rata  Borrowings.  All  Borrowings of Loans under this  Agreement  shall be loaned by the Lenders pro rata on the basis of
         --------------------
their  applicable  Commitments.  No Lender shall be  responsible  for any default by any other Lender in its  obligation  to make Loans hereunder and each Lender shall be obligated to make the Loans  provided to be made by it  hereunder,  regardless of the failure of any other Lender to fulfill its Commitments hereunder.

3.

         INTEREST AND FEES

1.12     Interest.
         --------

(a)      Base Rate Loans.  Company  agrees to pay  interest in respect of the unpaid  principal  amount of each Base Rate Loan from the
         ---------------
date the proceeds  thereof are made available to Company (or, if such Base Rate Loan was converted  from a Eurocurrency  Loan, the date of such  conversion)  until the earlier of (i) the maturity  (whether by  acceleration or otherwise) of such Base Rate Loan or (ii) the conversion  of such Base Rate Loan to a  Eurocurrency  Loan pursuant to Section 2.6 at a rate per annum equal to the Base Rate plus the
                                                                        -----------
relevant Applicable Base Rate Margin.

(b)      Eurocurrency  Loans.  Company agrees to pay interest in respect of the unpaid principal amount of each  Eurocurrency Loan from
         -------------------
the date the proceeds  thereof are made  available to Company (or, if such  Eurocurrency  Loan was converted from a Base Rate Loan, the date of such  conversion)  until the earlier of (i) the maturity  (whether by acceleration or otherwise) of such  Eurocurrency  Loan or
(ii)  the  conversion  of such  Eurocurrency  Loan to a Base  Rate  Loan  pursuant  to  Section  2.6 at a rate per  annum  equal to the
                                                                                        ------------
Eurocurrency Rate plus the relevant Applicable Eurocurrency Margin.

(c)      Payment of Interest.  Interest on each Loan shall be payable in arrears on each  Interest  Payment  Date;  provided,  however,
         -------------------                                                                                        --------   -------
that  interest  accruing  pursuant to Section  3.1(e) shall be payable from time to time on demand.  Interest  shall also be payable on
                                      ---------------
all  then  outstanding  Revolving  Loans  on the  Revolver  Termination  Date and on all  Loans  on the  date of  repayment  (including prepayment)  thereof  (except that voluntary  prepayments  of Revolving  Loans that are Base Rate Loans made pursuant to Section 4.3 on
                                                                                                                         -----------
any day other than a Quarterly  Payment Date or the Revolver  Termination  Date need not be made with  accrued  interest  from the most recent Quarterly  Payment Date,  provided such accrued interest is paid on the next Quarterly Payment Date) and on the date of maturity
(by  acceleration or otherwise) of such Loans.  During the existence of any Event of Default,  interest on any Loan shall be payable on demand.

(d)      Notification of Rate.  Administrative  Agent,  upon determining the interest rate for any Borrowing of Eurocurrency  Loans for
         --------------------
any Interest  Period,  shall promptly  notify Company and the Lenders  thereof.  Such  determination  shall,  absent manifest error and subject to Section 3.6, be final, conclusive and binding upon all parties hereto.
           -----------

(e)      Default Interest.  Notwithstanding  the rates of interest specified herein,  after the occurrence and continuance of any Event
         ----------------
of Default (other than the failure to pay Obligations  when due) and notice from  Administrative  Agent or the Required  Lenders of the intent to impose the Default  Rate and for so long  thereafter  as any such Event of Default  shall be  continuing  or not waived,  and effective  immediately  upon any failure to pay any  Obligations  or any other  amounts due under any of the Loan  Documents  when due, whether by acceleration or otherwise,  the principal  balance of each Loan then  outstanding and, to the extent permitted by applicable law, any interest  payment on each Loan not paid when due or other amounts then due and payable shall bear interest  payable on demand, after as well as before judgment at a rate per annum equal to the Default Rate.

(f)      Maximum  Interest.  If any  interest  payment or other  charge or fee  payable  hereunder  exceeds  the  maximum  amount  then
         -----------------
permitted by applicable  law,  Company shall be obligated to pay the maximum  amount then permitted by applicable law and Company shall continue to pay the maximum  amount from time to time  permitted by applicable  law until all such interest  payments and other charges and fees  otherwise due hereunder (in the absence of such  restraint  imposed by applicable  law) have been paid in full. To the extent necessary to comply with  applicable  usury law,  provisions  of the Mortgages  related to maximum  rates of interest are  incorporated herein by reference and shall control and supersede any provision hereof or of any other Loan Document to the contrary.

1.13     Fees.
         ----

(a)      Upfront  Fees.  Company  shall pay the fees as set forth in the Fee  Letter  at the  times  set forth in such  letter  between
         -------------
Company, DBSI and DB to Administrative Agent for distribution as set forth therein.

(b)      Commitment Fees. Company shall pay to Administrative  Agent for pro rata distribution to each  Non-Defaulting  Lender having a
         ---------------
Revolving  Commitment  (based on its Revolver Pro Rata Share) a commitment fee (the "Commitment  Fee") for the period commencing on the
                                                                                     ---------------
Initial  Borrowing Date to and including the Revolver  Termination Date or the earlier  termination of the Revolving  Commitments (and, in either case,  repayment in full of the Revolving  Loans and payment in full, or  collateralization  (by the deposit of cash into the
Collateral  Account or otherwise) in amounts and pursuant to  arrangements  satisfactory to  Administrative  Agent and Facing Agent, of the LC  Obligations),  computed at a rate equal to the  Applicable  Commitment  Fee  Percentage  per annum on the  average  daily Total
Available Revolving  Commitment (with the Available Revolving  Commitment of each Lender determined without reduction for such Lender's
Revolver  Pro Rata Share of Swing Line Loans  outstanding  and  without  reduction  for any reserve in  existence  pursuant to Section
                                                                                                                               --------
4.4(c)).  Unless otherwise specified,  accrued Commitment Fees shall be due and payable (i) on each Quarterly Payment Date, (ii) on the
Revolver  Termination  Date and (iii) upon any reduction or termination in whole or in part of the Revolving  Commitments (but only, in the case of a reduction, on the portion of the Revolving Commitments then being reduced).

(c)      Agency Fees.  Company shall pay to Administrative  Agent for its own account,  agency and other Loan fees in the amount and at
         -----------
the times set forth in the letter agreement between Company and Administrative Agent.

1.14     Computation  of Interest  and Fees.  Interest on all Loans and fees  payable  hereunder  shall be computed on the basis of the
         ----------------------------------
actual  number of days elapsed over a year of 360 days;  provided  that  interest on all Base Rate Loans shall be computed on the basis of the actual  number of days elapsed over a year of 365 or 366 days,  as the case may be. Each  determination  of an interest  rate by
Administrative  Agent pursuant to any provision of this Agreement shall be conclusive and binding on Company and its  Subsidiaries  and the Lenders in the absence of manifest  error.  Administrative  Agent shall, at any time and from time to time upon request of Company, deliver to Company a statement  showing the quotations  used by  Administrative  Agent in determining  any interest rate  applicable to
Loans pursuant to this Agreement.

1.15     Interest  Periods.  At the time it gives any Notice of Borrowing or a Notice of  Conversion  or  Continuation  with respect to
         -----------------
Eurocurrency  Loans,  Company shall elect,  by giving  Administrative  Agent written  notice,  the interest  period (each an "Interest
                                                                                                                              ---------
Period")  which  Interest  Period shall,  at the option of Company,  be one,  two,  three or six months or, if available to each of the applicable  Lenders (as determined by each such applicable Lender in its sole discretion) a nine or twelve month period,  provided that prior to the earlier to occur of the  Syndication  Date and thirty (30) days after the Initial  Borrowing  Date,  Interest  Periods for
Eurocurrency  Loans shall be seven days,  except as permitted by  Administrative  Agent in its sole discretion  (with all such Interest
Periods ending on the same day during such period); provided, further, that:
                                                    --------  -------

(a)      all Eurocurrency Loans comprising a Borrowing shall at all times have the same Interest Period;

(b)      the initial Interest Period for any Eurocurrency  Loan shall commence on the date of such Borrowing of such  Eurocurrency Loan
(including  the date of any  conversion  thereto from a Loan of a different  Type) and each  Interest  Period  occurring  thereafter in respect of such Eurocurrency Loan shall commence on the last day of the immediately preceding Interest Period;

(c)      if any Interest Period  relating to a Eurocurrency  Loan begins on a day for which there is no numerically  corresponding  day in the calendar  month at the end of such Interest  Period,  such  Interest  Period shall end on the last Business Day of such calendar month;

(d)      if any Interest Period would  otherwise  expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding  Business Day; provided,  however,  that if any Interest Period for a Eurocurrency Loan would otherwise expire on a day
                               --------   -------
which is not a Business Day but is a day of the month after which no further  Business Day occurs in such month,  such Interest  Period shall expire on the next preceding Business Day;

(e)      no Interest Period may be selected at any time when an Unmatured Event of Default or Event of Default is then in existence;

(f)      no Interest  Period shall extend beyond the applicable Term Maturity Date for any Term Loan or the Revolver  Termination  Date
for any Revolving Loan; and

(g)      no Interest  Period in respect of any Borrowing of Term Loans of any Facility  shall be selected which extends beyond any date upon which a mandatory  repayment of such Term Loan Facility will be required to be made under Section  4.4(b),  (c) or (d) as the case
                                                                                               ---------------   ---
may be, if the aggregate  principal  amount of Term Loans of such  Facility,  which have Interest  Periods which will expire after such date will be in excess of the aggregate  principal  amount of Term Loans of such Facility then outstanding less the aggregate amount of such required prepayment.

1.16     Compensation  for Funding  Losses.  Company shall  compensate  each Lender,  upon its written request (which request shall set
         ---------------------------------
forth the basis for requesting such amounts), for all losses,  expenses and liabilities  (including,  without limitation,  any interest paid by such  Lender to lenders of funds  borrowed by it to make or carry its  Eurocurrency  Loans to the extent not  recovered  by the
Lender in connection  with the  liquidation  or  re-employment  of such funds (but not failure to receive the  Applicable  Eurocurrency
Margin) and including the  compensation  payable by such Lender to a  Participant)  and any loss sustained by such Lender in connection with the liquidation or  re-employment  of such funds  (including,  without  limitation,  a return on such liquidation or re-employment that would result in such Lender receiving less than it would have received had such Eurocurrency  Loan remained  outstanding until the last day of the Interest Period applicable to such Eurocurrency Loans) which such Lender may sustain as a result of:

(a)      for any reason (other than a default by such Lender or  Administrative  Agent) a  continuation  or Borrowing of, or conversion from or into,  Eurocurrency  Loans does not occur on a date  specified  therefor in a Notice of  Borrowing or Notice of  Conversion  or
Continuation (whether or not withdrawn);

(b)      any payment,  prepayment or conversion or continuation of any of its  Eurocurrency  Loans occurring for any reason  whatsoever on a date which is earlier than the last day of an Interest Period applicable thereto;

(c)      any repayment of any of its  Eurocurrency  Loans not being made on the date specified in a notice of payment given by Company;
or

(d)      (i)      any other failure by Company to repay its Eurocurrency  Loans when required by the terms of this Agreement or (ii) an election made by Company  pursuant to Section 3.7. A written  notice as to  additional  amounts owed such Lender under this Section 3.5
                                      -----------                                                                           -----------
and delivered to Company and  Administrative  Agent by such Lender shall,  absent manifest error, be final,  conclusive and binding for all purposes.  Calculation  of all amounts  payable to a Lender under this Section 3.5 shall be made as though that Lender had actually
                                                                           -----------
funded its relevant  Eurocurrency  Loan through the purchase of a Eurocurrency  deposit bearing interest at the Eurocurrency Rate in an amount  equal to the amount of that Loan,  having a maturity  comparable  to the relevant  Interest  Period and through the transfer of such  Eurocurrency  deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America;
provided,  however,  that each Lender may fund each of its  Eurocurrency  Loans in any manner it sees fit and the foregoing  assumption
--------   -------
shall be utilized only for the calculation of amounts payable under this Section 3.5.
                                                                         -----------

1.17     Increased Costs, Illegality, Etc.
         --------------------------------

(a)      Generally.  In the event that any Lender shall have determined  (which  determination  shall,  absent manifest error, be final
         ---------
and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by Administrative Agent):

(i)      on any Interest Rate  Determination  Date that, by reason of any changes  arising after the date of this  Agreement  affecting the interbank  Eurocurrency  market,  adequate and fair means do not exist for ascertaining  the applicable  interest rate on the basis provided for in the definition of Eurocurrency Rate; or

(ii)     at any time,  that any Lender shall incur increased  costs or reduction in the amounts  received or receivable  hereunder with respect to any  Eurocurrency  Loan  because of (x) any Change in Law since the date of this  Agreement  such as, for  example,  but not limited to: (A) the imposition of any tax of any kind with respect to this  Agreement or any  Eurodollar  Loan or a change in the basis of taxation of payments to any Lender of the principal of or interest on the Notes or any other amounts payable  hereunder  (except for changes to the extent  relating to Excluded  Taxes and Taxes covered under  Section 4.7) or (B) a change in official  reserve,  special
                                                                            -----------
deposit,  compulsory  loan,  insurance  charge or similar  requirements by any  Governmental  Authority (but, in all events,  excluding reserves  required  under  Regulation  D to the  extent  included  in the  computation  of the  Eurocurrency  Rate)  and/or  (y)  other circumstances  since the date of this  Agreement  affecting  such Lender or the interbank  Eurocurrency  market or the position of such
Lender in such  market  (excluding,  however,  differences  in a Lender's  cost of funds from those of  Administrative  Agent which are solely the result of credit differences between such Lender and Administrative Agent); or

(iii)    at any time,  that the making or  continuance  of any  Eurocurrency  Loan has been made (x) unlawful by any law,  directive or governmental  rule,  regulation  or order,  (y)  impossible by  compliance  by any Lender in good faith with any  governmental  request
(whether or not having force of law) or (z)  impracticable  as a result of a  contingency  occurring  after the date of this  Agreement which materially and adversely affects the interbank Eurocurrency market;

then, (x) in the case of clause (i) above,  Eurocurrency  Loans shall no longer be available  until such time as  Administrative  Agent notifies Company and the Lenders that the  circumstances  giving rise to such notice by  Administrative  Agent no longer exist, and any
Notice of Borrowing or Notice of  Conversion  or  Continuation  given by Company  with respect to  Eurocurrency  Loans (other than with respect  to  conversions  to Base Rate  Loans)  which  have not yet been  incurred  (including  by way of  conversion)  shall be deemed rescinded  by Company,  (y) in the case of clause (ii)  above,  Company  shall pay to such  Lender,  within ten days of written  demand therefor,  such additional  amounts (in the form of an increased rate of, or a different  method of calculating,  interest or otherwise as such Lender shall  reasonably  determine) as shall be required to compensate  such Lender for such increased  costs or reductions in amounts  received or receivable  hereunder and (z) in the case of clause (iii) above,  Company shall take one of the actions  specified in Section 3.6(b) as promptly as possible and, in any event, within the time period required by law.
   --------------

(b)      Eurocurrency  Loans. At any time that any Eurocurrency Loan is affected by the circumstances  described in Section  3.6(a)(ii)
         -------------------                                                                                        -------------------
or (iii), Company may (and, in the case of a Eurocurrency Loan affected by the circumstances  described in Section 3.6(a)(iii),  shall)
   -----                                                                                                   --------------------
either (i) if the affected  Eurocurrency Loan is then being made initially or pursuant to a conversion,  by giving Administrative Agent telephonic  notice  (confirmed in writing) on the same date that Company was notified by the affected  Lender or  Administrative  Agent pursuant  to  Section 3.6(a)(ii)  or  (iii),  cancel  the  respective  Borrowing,  or (ii) if the  affected  Eurocurrency  Loan is then
              ------------------      -----
outstanding,  upon at least three Business Days' written notice to  Administrative  Agent,  require the affected Lender to convert such
Eurocurrency  Loan into a Base Rate Loan,  provided,  that if more than one Lender is affected at any time,  then all affected  Lenders
                                           --------
must be treated the same pursuant to this Section 3.6(b).
                                          --------------

(c)      Capital  Requirements.  If any Lender  determines  that any Change in Law  concerning  capital  adequacy  by any  Governmental
         ---------------------
Authority,  will have the effect of  increasing  the amount of capital  required  or expected  to be  maintained  by such Lender or any corporation  controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations  hereunder,  then
Company shall pay to such Lender,  within ten days of its written  demand  therefor,  such  additional  amounts as shall be required to compensate such Lender or such other  corporation  for the increased cost to such Lender or such other  corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital.

(d)      Certificates for  Reimbursement.  Each Lender,  upon determining that any additional  amounts will be payable pursuant to this
         -------------------------------
Section 3.6,  will give prompt written  notice  thereof to Company and  Administrative  Agent (which notice  Administrative  Agent will
-----------
promptly  transmit to each of the other  Lenders),  which  notice  shall show the basis for  calculation  of such  additional  amounts, although the failure to give any such notice  (unless the  respective  Lender has  intentionally  withheld or delayed  such notice,  in which case the  respective  Lender  shall not be  entitled  to receive  additional  amounts  pursuant  to this  Section 3.6 for periods
                                                                                                                -----------
occurring  prior to the 180th day before the giving of such notice) shall not release or diminish any of Company's  obligations  to pay additional  amounts pursuant to this Section 3.6. In determining such additional  amounts,  each Lender will act reasonably and in good
                                     -----------
faith and will use  averaging  and  attribution  methods which are  reasonable  and which will,  to the extent the  increased  costs or reduction  in the rate of return  relates to such  Lender's  commitments,  loans or  obligations  in general  and are not  specifically attributable  to the  Commitments,  Loans and  obligations  hereunder,  cover all  commitments,  loans and  obligations  similar to the
Commitments,  Loans and obligations of such Lender hereunder whether or not the loan  documentation for such other  commitments,  loans or obligations  permits the Lender to make the determination  specified in this Section 3.6. Such determination  shall, absent manifest
                                                                                -----------
error, be final and conclusive and binding on all parties hereto.

1.18     Mitigation Obligations; Replacement of Affected Lenders.
         -------------------------------------------------------

(a)      Change of Lending  Office.  Each Lender which is or will be owed  compensation  pursuant to Section  3.6(a) or (c) or Section
         -------------------------                                                                   ---------------    ---    --------
4.7(b) or (c) will, if requested by Company,  use  reasonable  efforts  (subject to overall  policy  considerations  of such Lender) to
------    ---
cause a  different  branch or  Affiliate  to make or  continue  a Loan or Letter of Credit  or to assign  its  rights  and  obligations hereunder to another of its branches or Affiliates  if in the judgment of such Lender such  designation  or  assignment  will avoid the need for, or  materially  reduce the amount of, such  compensation  to such Lender and will not,  in the  judgment of such  Lender,  be otherwise  disadvantageous  to such Lender.  Company hereby agrees to pay all reasonable  costs and expenses  incurred by any Lender in connection  with such  designation  or assignment.  Nothing in this Section  3.7(a) shall affect or postpone any of the  obligations of
                                                                    ---------------
Company or the right of any Lender provided for herein.

(b)      Replacement of Lenders.  If (x) any Revolving Lender becomes a Defaulting  Lender or otherwise  defaults in its Obligations to
         ----------------------
make Loans or fund Unpaid  Drawings,  (y) any Lender is owed  increased  costs under Section  3.6(a)(ii) or (iii) or Section  3.6(c) or
                                                                                     -------------------    -----    ---------------
Section  4.7(b) or (c)  materially in excess of those to the other  Lenders or (z) as provided in the last sentence of Section  12.1(a)
---------------    ---                                                                                                 ----------------
or in Section  12.1(b) any Lender refuses to consent to certain  proposed  amendments,  changes,  supplements,  waivers,  discharges or
      ----------------
terminations  with respect to this Agreement,  Company shall have the right to replace such Lender (the "Replaced  Lender") with one or
                                                                                                         ----------------
more other Eligible Assignee or Eligible  Assignees,  none of whom shall constitute a Defaulting Lender at the time of such replacement
(collectively,  the  "Replacement  Lender")  acceptable  to  Administrative  Agent,  provided  that (i) at the time of any  replacement
                      -------------------
pursuant to this  Section  3.7,  the  Replacement  Lender shall enter into one or more  assignment  agreements,  in form and  substance
                  ------------
satisfactory to  Administrative  Agent,  pursuant to which the Replacement  Lender shall acquire all of the Commitments and outstanding
Loans of, and  participation  in Letters of Credit by, the  Replaced  Lender (or, at the option of Company if the  respective  Lender's consent is required with respect to less than all Loans, to replace only the respective Loans of the respective  non-consenting  Lender which gave rise to the need to obtain such  Lender's  individual  consent),  (ii) Company shall have paid to  Administrative  Agent the assignment fee specified in Section 12.8, and (iii) all  obligations  of all Credit  Parties owing to the Replaced  Lender  (including,
                            ------------
without  limitation,  such  increased  costs and  excluding  those  specifically  described in clause (i) above in respect of which the assignment  purchase price has been, or is concurrently  being,  paid) shall be paid in full to such Replaced Lender  concurrently with such replacement.  Upon the execution of the respective  assignment  documentation,  the payment of amounts referred to in clauses (i),
(ii) and (iii) above and, if so requested by the  Replacement  Lender,  delivery to the Replacement  Lender of the appropriate  Note or
Notes executed by Company,  the Replacement  Lender shall become a Lender  hereunder and, unless the Replaced Lender  continues to have outstanding  Term Loans  hereunder,  the  Replaced  Lender  shall  cease to  constitute  a Lender  hereunder,  except  with  respect to indemnification  provisions  under this  Agreement,  which shall survive as to such Replaced  Lender.  Notwithstanding  anything to the contrary  contained  above,  no Lender that acts as Facing  Agent may be replaced  hereunder at any time which it has Letters of Credit outstanding  hereunder  unless  arrangements  satisfactory  to Facing Agent  (including the furnishing of a standby letter of credit in form and  substance,  and issued by an issuer  satisfactory  to Facing Agent or the depositing of cash  collateral  into the Collateral
Account in amounts and pursuant to arrangements  satisfactory to Facing Agent) have been made with respect to such outstanding  Letters of Credit.

4.

         REDUCTION OF COMMITMENTS;
         PAYMENTS AND PREPAYMENTS

1.19     Voluntary  Reduction of Commitments.  Upon at least three Business Days' prior written notice (or telephonic  notice confirmed
         -----------------------------------
in writing) to Administrative  Agent at the Notice Office (which notice  Administrative  Agent shall promptly transmit to each Lender),
Company shall have the right,  without  premium or penalty,  to terminate the  unutilized  portion of the Revolving  Commitments or the
Swing Line  Commitment,  as the case may be, in part or in whole;  provided that (x) any such  voluntary  termination  of the Revolving
                                                                   --------
Commitments shall apply to proportionately  and permanently  reduce the Revolving  Commitment of each Revolving Lender, (y) any partial voluntary  reduction  pursuant to this Section 4.1 shall be in the amount of at least  $5,000,000 and integral  multiples of $1,000,000
                                       -----------
in excess of that  amount and (z) any such  voluntary  termination  of the  Revolving  Commitments  shall occur  simultaneously  with a voluntary  prepayment,  pursuant  to  Section  4.3 such that the total of the  Revolving  Commitments  shall not be  reduced  below the
                                      ------------
aggregate  principal  amount of outstanding  Revolving  Loans plus the aggregate LC Obligations  and the Swing Line  Commitment and the
Swing Line Commitment shall not be reduced below the aggregate principal amount of Swing Line Loans.

1.20     Mandatory Reductions of Commitments.
         -----------------------------------

(a)      Reduction of Term  Commitments.  The Term  Commitments  terminate  on the Initial  Borrowing  Date after giving  effect to the
         ------------------------------
Borrowing of the Term Loans on such date.

(b)      Reduction  of Total  Revolving  Commitments.  On each  date  upon  which a  mandatory  repayment  of Term  Loans  pursuant  to
         -------------------------------------------
Section 4.4 is required (and exceeds the aggregate  principal amount of Term Loans then outstanding) or would be required if Term Loans
-----------
were then  outstanding,  the Total  Revolving  Commitment  shall be  permanently  reduced by the  amount,  if any,  by which the amount required to be applied  pursuant to said Section 4.4  (determined  as if an unlimited  amount of Term Loans were actually  outstanding)
                                         -----------
exceeds the aggregate principal amount of Term Loans then outstanding.

(c)      Proportionate  Reductions.  Each  reduction or adjustment to the Term  Commitments  or the Revolving  Commitments  pursuant to
         -------------------------
this Section 4.2 shall apply proportionately to the Term Commitment or the Revolving Commitment, as the case may be, of each Lender.
     -----------

1.21     Voluntary  Prepayments.  Company  shall  have the  right to  prepay  the  Loans in whole or in part  from  time to time on the
         ----------------------
following terms and conditions Company shall give  Administrative  Agent irrevocable written notice at its Notice Office (or telephonic notice promptly  confirmed in writing) of its intent to prepay the Loans,  whether such Loans are Term Loans,  Revolving Loans or Swing
Line Loans,  the amount of such prepayment and the specific  Borrowings to which such  prepayment is to be applied,  which notice shall be given by  Company  to  Administrative  Agent by 1:00 p.m.  (New York City time) at least  three  Business  Days prior in the case of
Eurocurrency  Loans and at least one Business Day prior in the case of Base Rate Loans to the date of such  prepayment and which notice shall (except in the case of Swing Line Loans) promptly be transmitted by Administrative Agent to each of the applicable Lenders;

(a)      each partial  prepayment of any Borrowing shall be in an aggregate  principal amount of at least $1,000,000;  provided that no partial  prepayment of  Eurocurrency  Loans made pursuant to a single  Borrowing  shall reduce the  aggregate  principal  amount of the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto;

(b)      Eurocurrency  Loans may only be prepaid pursuant to this Section 4.3 on the last day of an Interest Period applicable  thereto
                                                                  -----------
or on any other day subject to Section 3.5;
                               -----------

(c)      each  prepayment in respect of any Borrowing  shall be applied pro rata among the Loans  comprising  such Borrowing  provided,
                                                                                                                              --------
that such  prepayment  shall not be applied to any Loans of a Defaulting  Lender at any time when the aggregate  amount of Loans of any
Non-Defaulting Lender exceeds such Non-Defaulting Lender's Pro Rata Share of all Loans then outstanding;

(d)      each voluntary  prepayment of Term Loans shall be applied to the Scheduled Term  Repayments in  proportional  amounts equal to the applicable  Term  Percentage of Term Loans with respect to such  prepayment  and, within each Term Loan, to the pro rata prepayment of the Scheduled Term Repayments for such Term Loan.  Unless  otherwise  specified by Company,  such prepayment  shall be applied first to the payment of Base Rate Loans and second to the payment of such  Eurodollar  Loans as Company  shall request (and in the absence of such request, as Administrative Agent shall determine).

The notice  provisions  with respect to the minimum  amount of any  prepayment  and the  provisions  requiring  prepayments in integral multiples above such minimum amount of this Section 4.3 are for the benefit of Administrative  Agent and may be waived  unilaterally by
                                            -----------
Administrative Agent.

1.22     Mandatory Prepayments.
         ---------------------

(a)      Prepayment  Upon  Overadvance.  Company  shall  prepay  the  outstanding  principal  amount of the Loans  under the  Revolving
         -----------------------------
Facility on any date on which the  aggregate  Effective  Amount of such  Loans,  together  with the  aggregate  Effective  Amount of LC
Obligations and Effective Amount of Swing Line Loans in the case of the Revolving  Facility exceeds the aggregate  Commitments for such
Facility,  in the amount of such excess.  If, after giving effect to the prepayment of all outstanding  Revolving  Loans, the aggregate
Effective  Amount of LC Obligations plus the aggregate  Effective Amount of Swing Line Loans exceeds the Revolving  Commitments then in effect,  Company shall prepay all outstanding  Swing Line Loans,  then cash  collateralize LC Obligations by depositing,  pursuant to a cash  collateral  agreement to be entered  into in form and  substance  reasonably  satisfactory  to  Administrative  Agent,  cash with
Administrative  Agent in an amount equal to the  difference  between the  Effective  Amount of such LC  Obligations  and the  Revolving
Commitments  then in  effect.  Administrative  Agent  shall  establish  in its name for the  benefit  of the  Revolving  Lenders a cash collateral  account  (the  "Collateral  Account")  into which it shall  deposit  such cash to hold as  collateral  security  for the LC
                            -------------------
Obligations.

(b)      Scheduled  Term  Repayments.  Company  shall cause to be paid  Scheduled  Term  Repayments  for each Term Facility on the Term
         ---------------------------
Loans  until the Term  Loans are paid in full in the  amounts  and at the  times  specified  in each of the  Scheduled  Term  Repayment definitions to the extent that  prepayments  have not previously  been applied to such  Scheduled Term  Repayments  (and such Scheduled
Term Repayments have not otherwise been reduced) pursuant to the terms hereof.

(c)      Mandatory  Prepayment  Upon Asset  Disposition.  On the third Business Day after the date of receipt thereof by Company or any
         ----------------------------------------------
of its  Subsidiaries  of Net Sale  Proceeds from any Asset  Disposition  (other than an Asset  Disposition  permitted by Section 8.3 or
                                                                                                                         -----------
Sections 8.4(a) through  8.4(e)),  an amount equal to 100% of the Net Sale Proceeds from such Asset  Disposition  shall be applied as a
---------------          ------
mandatory  repayment  of principal of the Loans,  in the order set forth in Section  4.5,  provided,  that with respect to no more than
                                                                            ------------   --------
$10,000,000  of such Net Sale  Proceeds  arising  from  Asset  Dispositions  in any Fiscal  Year of  Company  but in no event more than
$40,000,000 in the aggregate of such Net Sale Proceeds since the Initial  Borrowing Date, the Net Sale Proceeds  therefrom shall not be required to be so applied on such date to the extent  that (i) no Event of Default or  Unmatured  Event of Default  then  exists,  (ii)
Company delivers a certificate to the  Administrative  Agent on or prior to such date stating that such Net Sale Proceeds shall be used to purchase  assets used or to be used in the  businesses  referred to in Section 8.10 within 360 days following the date of such Asset
                                                                          ------------
Disposition  (which  certificate shall set forth the estimates of the proceeds to be so expended) and (iii) if Net Sale Proceeds exceed
$5,000,000,  such Net Sale  Proceeds  are  applied on or before the third  Business  Day after  receipt  thereof to prepay  outstanding
Revolving  Loans (in which case a reserve  against  the Total  Available  Revolving  Commitments  in an amount  equal to such  required prepayment  shall be created,  which reserve shall be decreased at such times and in such amounts as such Net Sale Proceeds  shall have been reinvested in accordance with this clause (c), as certified by Company to Administrative  Agent);  provided,  further, that if all
                                                                                                        --------   -------
or any portion of such Net Sale  Proceeds  not so applied to the  repayment  of Loans are not so used within such 360 day period,  such remaining  portion  shall be applied on the last day of the  respective  period as a mandatory  repayment of  principal of  outstanding
Loans as provided above in this Section 4.4(c).
                                --------------

(d)      Mandatory  Prepayment  With Excess Cash Flow.  On each Excess Cash Payment Date, an amount equal to 75% of Excess Cash Flow of
         --------------------------------------------
Company and its  Subsidiaries  for the most  recent  Excess Cash Flow Period  ending  prior to such Excess Cash  Payment  Date shall be applied as a mandatory  repayment of principal of the Loans in the order set forth in Section 4.5;  provided,  that so long as no Event
                                                                                      -----------   --------
of Default or Unmatured  Event of Default then exists,  if the Total  Leverage Ratio as of the last day of such most recent Excess Cash
Flow Period is less than  4.5:1.0,  then,  instead of 75%, an amount  equal to 50% of Excess Cash Flow of Company and its  Subsidiaries
for such Excess Cash Flow Period shall be applied as a mandatory repayment of Term Loans as provided above in this Section 4.4(d).
                                                                                                                   --------------

(e)      Mandatory  Payment With Proceeds of Capital  Stock.  On the third  Business Day after receipt  thereof by Holdings  and/or any
         --------------------------------------------------
of its  Subsidiaries,  an amount equal to 50% of the Net Offering Proceeds of the sale or issuance of Capital Stock of (or cash capital contributions  to)  Holdings  or any of its  Subsidiaries  (other  than  Excluded  Equity  Issuances),  shall be applied as a mandatory repayment of principal of the Loans in the order set forth in Section 4.5).
                                                              -----------

(f)      Mandatory  Prepayment with Proceeds of  Indebtedness.  On the Business Day of receipt  thereof by Holdings,  Company or any of
         ----------------------------------------------------
its  Subsidiaries,  an amount equal to 100% of the Net Offering Proceeds of any Indebtedness  other than  Indebtedness  permitted under
Section 8.2 hereof shall be applied as a mandatory repayment of principal of the Term Loans in the order set forth in Section 4.5.
-----------                                                                                                           -----------

(g)      Mandatory  Prepayment  Upon  Recovery  Event.  Within  ten  (10)  days  following  each  date on which  Company  or any of its
         --------------------------------------------
Subsidiaries  receives any proceeds from any Recovery  Event,  an amount equal to 100% of the proceeds of such  Recovery  Event (net of reasonable  costs and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory  repayment of principal of the Loans in the order set forth in Section 4.5;  provided  that (1) so long as no Event of Default or Unmatured  Event of Default then
                                    -----------   --------
exists,  if the net proceeds from any Recovery Event are less than $1,000,000,  then no prepayment  shall be required  pursuant to this
Section  4.4(g),  and (2) so long as no Event of Default or  Unmatured  Event of Default  then  exists,  with  respect to any single or
---------------
series of related Recovery Events the net proceeds  therefrom which are equal to or greater than $1,000,000 but less than  $10,000,000, such  proceeds  shall not be required  to be so applied on such date to the extent that  Company  has  delivered a  certificate  to the
Administrative  Agent on or prior to such date stating that such proceeds  shall be used to repair,  replace or restore any  properties or assets in respect of which such  proceeds  were paid  within 360 days  following  the date of the  receipt of such  proceeds  (which certificate shall set forth the estimates of the proceeds to be so expended), provided, further, that
                                                                              --------  -------

(i)      if the amount of such proceeds  from any single or series of related  Recovery  Events  exceeds  $10,000,000,  then the entire amount and not just the portion in excess of $10,000,000  shall be applied as a mandatory  repayment of Loans as provided above in this
Section 4.4(g), and
--------------

(ii)     if all or any  portion of such  proceeds  not  required  to be applied to the  repayment  of Term Loans  pursuant to the first proviso of this Section  4.4(g) are not so used within 360 days after the day of the receipt of such proceeds,  such remaining  portion
                ---------------
shall be applied on the last day of such period as a mandatory repayment of principal of the Loan as provided in this Section 4.4(g).
                                                                                                                      --------------

1.23     Application of Prepayments; Waiver of Certain Prepayments.
         ---------------------------------------------------------

(a)      Prepayments.  Except as  expressly  provided in this  Agreement,  all  prepayments  of principal  made by Company  pursuant to
         -----------
Section 4.4 shall be applied (i) first to the payment of the unpaid  principal  amount of the Term Loans (with the Term  Percentage for
-----------
each Term  Facility of such  repayment to be applied as a repayment of Term Loans of such Term  Facility,  and second to the payment of the then  outstanding  balance of the Revolving Loans and the cash  collateralization  of LC Obligations and to the payment of the then outstanding  balance of Swing Line Loans);  (ii) within each of the foregoing Loans, first to the payment of Base Rate Loans and second to the payment of  Eurocurrency  Loans;  and (iii) with respect to  Eurocurrency  Loans, in such order as Company shall request (and in the absence of such  request,  as  Administrative  Agent shall  determine).  Each  prepayment  of Term Loans made  pursuant to Section
                                                                                                                               --------
4.4(c),  (d),  (e),  (f) and (g) shall be applied  to reduce the  remaining  Scheduled  Term  Repayments  on a pro rata  basis.  If any
         ---   ---   ---     ---
prepayment  of  Eurocurrency  Loans made  pursuant to a single  Borrowing  shall  reduce the  outstanding  Loans made  pursuant to such
Borrowing to an amount less than the Minimum  Borrowing  Amount,  such Borrowing  shall  immediately be converted into Base Rate Loans.
All  prepayments  shall  include  payment of accrued  interest on the principal  amount so prepaid,  shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 3.5.
                                                                                          -----------

(b)      Payments.  All regular  installment  payments of principal on the Term Loans shall be applied (i) first to the payment of Base
         --------
Rate Loans and second to the  payment of  Eurocurrency  Loans and (ii) with  respect to  Eurocurrency  Loans,  in such order as Company shall request (and in the absence of such request,  as  Administrative  Agent shall  determine).  All payments shall include payment of accrued  interest on the principal  amount so paid,  shall be applied to the payment of interest  before  application  to principal and shall include amounts payable, if any, under Section 3.5.
                                             -----------

1.24     Method and Place of Payment.
         ---------------------------

(a)      Except as otherwise  specifically  provided herein,  all payments under this Agreement shall be made to Administrative  Agent, for the ratable account of the Lenders entitled  thereto,  not later than 1:00 p.m. (New York City time) on the date when due and shall be made in immediately  available funds in Dollars and in each case to the account specified  therefor for  Administrative  Agent or if no account has been so specified at the Payment Office,  it being  understood  that with respect to payments in Dollars,  written telex or telecopy  notice by Company to  Administrative  Agent to make a payment  from the funds in Company's  account at the Payment  Office shall  constitute  the making of such payment to the extent of such funds held in such account.  Administrative  Agent will  thereafter cause to be distributed  on the same day (if payment was actually  received by  Administrative  Agent prior to 1:00 p.m. (New York City time) on such day) like funds  relating to the payment of principal or interest or fees ratably to the Lenders  entitled to receive any such payment in accordance with the terms of this Agreement.  If and to the extent that any such  distribution  shall not be so made by
Administrative  Agent in full on the same day (if payment was actually  received by  Administrative  Agent prior to 1:00 p.m. (New York
City time) on such day),  Administrative  Agent  shall pay to each  Lender its ratable  amount  thereof  and each such Lender  shall be entitled to receive from  Administrative  Agent, upon demand,  interest on such amount at the overnight Federal Funds Rate for each day from the date such amount is paid to Administrative Agent until the date Administrative Agent pays such amount to such Lender.

(b)      Any payments under this Agreement  which are made by Company later than 1:00 p.m. (New York City time) shall,  for the purpose of  calculation  of  interest,  be deemed to have been made on the next  succeeding  Business  Day.  Whenever  any  payment  to be made hereunder  shall be  stated  to be due on a day  which is not a  Business  Day,  the due date  thereof  shall be  extended  to the next succeeding  Business Day and, with respect to payments of principal,  interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension,  except that with respect to Eurocurrency  Loans, if such next succeeding  Business
Day is not in the same month as the date on which such payment would  otherwise be due  hereunder or under any Note,  the due date with respect thereto shall be the next preceding applicable Business Day.

(c)      Unless  Administrative  Agent  shall  have  received  notice  from  Company  prior to the date on which any  payment is due to
Administrative  Agent for the account of the  Lenders or the Facing  Agent  hereunder  that  Company  will not make such  payment,  the
Administrative  Agent may assume that Company has made such payment on such date in accordance  herewith and may, in reliance upon such assumption,  distribute  to the Lenders or the Facing Agent,  as the case may be, the amount due. In such event,  if Company has not in fact made such payment,  then each of the Lenders or the Facing Agent, as the case may be, severally agrees to repay to  Administrative
Agent forthwith on demand the amount so distributed to such Lender or the Facing Agent,  with interest  thereon,  for each day from and including the date such amount is distributed  to it but excluding the date of payment to  Administrative  Agent,  at the Federal Funds
Rate for amounts in Dollars for the first three days and thereafter at the Federal Funds Rate plus 1%.

1.25     Net Payments.
         ------------

(a)      All  payments  made by Company  hereunder or under any Loan  Document  shall be made without  setoff,  counterclaim,  or other defense.  To the  extent  permitted  by  applicable  law,  all  payments  hereunder  and under any Loan  Document  (including,  without limitation,  any payment of  principal,  interest,  or fees) to, or for the  benefit,  of any Person  shall be made by Company free and clear of and without  deduction or withholding for, or account of, any tax, duty, levy,  impost,  deduction,  charge,  withholding,  or assessment now or hereinafter imposed by any Governmental Authority.

(b)      If the Company  makes any payment  hereunder or under any Loan Document in respect of which it is required by law to deduct or withhold any Taxes,  Company  shall  increase the payment  hereunder or under any such Loan  Document such that after the reduction for the amount of Taxes withheld (and any taxes withheld or imposed with respect to the  additional  payments  required under this Section
                                                                                                                               --------
4.7(b)) the amount paid to the Lender or  Administrative  Agent  equals the amount  that was payable  hereunder  or under any such Loan
------
Document  without regard to this Section  4.7(b).  To the extent Company  withholds any taxes,  duties,  levies,  imposts,  deductions,
                                 ---------------
charges,  withholdings,  or assessments on payments hereunder or under any Loan Document, Company shall pay the full amount deducted to the relevant  Governmental  Authority within the time allowed for payment under applicable law and shall deliver to the  Administrative
Agent within 30 days after it has made payment to such authority a receipt  issued by such  authority (or other  evidence  satisfactory to the Administrative Agent) evidencing the payment of all amounts so required to be deducted or withheld from such payment.

(c)      If any Lender or  Administrative  Agent is required by law to make any  payments of any Taxes on or in relation to any amounts received or receivable  hereunder or under any other Loan Document,  or any Tax is assessed  against a Lender or  Administrative  Agent with respect to amounts received or receivable  hereunder or under any other Loan Document,  Company will indemnify such person against
(i) such Tax (and any  reasonable  counsel fees and expenses  associated  with such Tax) and (ii) any taxes  imposed as a result of the receipt of the payment under this Section  4.7(c).  A certificate  prepared in good faith as to the amount of such payment by Lender or
                                  ----------------
Administrative Agent shall, absent manifest error, be final, conclusive, and binding on all parties.

(d)      (i)      To the extent  permitted by applicable law, each Lender that is a Non-U.S.  Participant  shall deliver to Company and
Administrative  Agent on or prior to the Initial  Borrowing  Date (or in the case of a Lender that is an Assignee,  on the date of such assignment to such Lender) two accurate and complete  original  signed copies of IRS Form W-8BEN,  W-8ECI,  or W-8IMY (or any successor or other  applicable  form prescribed by the IRS)  certifying to such Lender's  entitlement to a complete  exemption from, or a reduced rate in,  United  States  withholding  tax on interest  payments  to be made under this  Agreement  or any Note.  If a Lender that is a
Non-U.S.  Participant is claiming a complete  exemption from withholding on interest pursuant to Section 881(c) of the Code, the Lender shall deliver  (along with two accurate and complete  original  signed copies of IRS Form W-8BEN) a  certificate  substantially  in the form of Exhibit  4.7(d)  (any such  certificate,  a "Section  4.7(d)(i)  Certificate").  In  addition,  each  Lender that is a Non-U.S.
        ---------------                              -------------------------------
Participant  agrees that from time to time after the Initial  Borrowing  Date,  (or in the case of a Lender that is an Assignee,  after the date of the assignment to such Lender),  when a lapse in time (or change in  circumstances  occurs) renders the prior  certificates hereunder  obsolete or inaccurate in any material respect,  such Lender shall, to the extent permitted under applicable law, deliver to the Company and  Administrative  Agent two new and accurate and  complete  original  signed  copies of an IRS Form W-8BEN,  W-8ECI,  or
W-8IMY (or any successor or other applicable forms prescribed by the IRS), and if applicable,  a new Section 4.7(d)(i) Certificate,  to
                                                                                                     -----------------------------
confirm or establish the  entitlement to such Lender or Agent to an exemption  from, or reduction in, United States  withholding tax on interest payments to be made under this Agreement or any Note.

(ii)     Each Lender that is not a Non-U.S.  Participant  (other than any such Lender which is taxed as a corporation for U.S.  federal income tax  purposes)  shall  provide two  properly  completed  and duly  executed  copies of IRS Form W-9 (or any  successor  or other applicable  form) to  Company  and  Administrative  Agent  certifying  to such  Lender or Agent is exempt  from  United  States  backup withholding  tax. To the extent that a form  provided  pursuant to this Section  4.7(d)(ii)  is rendered  obsolete or inaccurate in any
                                                                        -------------------
material respects as result of change in circumstances  with respect to the status of a Lender or Administrative  Agent, such Lender or
Administrative  Agent shall,  to the extent  permitted by applicable  law,  deliver to Company and  Administrative  Agent revised forms necessary to confirm or establish  the  entitlement  to such Lender's or  Administrative  Agent's  exemption  from United States backup withholding tax.

5.

         CONDITIONS OF CREDIT

1.26     Conditions  Precedent to the Initial  Borrowing.  The  obligation of the Lenders to make the Initial Loans and the  obligation
         -----------------------------------------------
of the  Facing  Agent to issue and the  Lenders to  participate  in Letters  of Credit  under  this  Agreement  shall be subject to the fulfillment, at or prior to the Initial Borrowing Date, of each of the following conditions:

(a)      Principal Loan Documents.
         ------------------------

(i)      Credit  Agreement  and Notes.  Holdings and Company shall have duly executed and  delivered to  Administrative  Agent,  with a
         ----------------------------
signed  counterpart  for each Lender,  this  Agreement  (including  all  schedules,  exhibits,  certificates,  opinions  and  financial statements  delivered pursuant hereto),  and Company shall have duly executed and delivered to Administrative  Agent such Notes payable to the order of each applicable  Lender in the amount of their respective  Commitments as shall have been requested by such Lenders all of which shall be in full force and effect;

(ii)     Subsidiary  Guaranty.  Each Domestic  Subsidiary shall have duly authorized,  executed and delivered a Subsidiary  Guaranty in
         --------------------
the form of Exhibit 5.1(a)(ii) (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guaranty");
            ------------------                                                                         -------------------

(iii)    Security  Agreement.  Holdings,  Company and each Domestic  Subsidiary  shall have duly  authorized,  executed and delivered a
         -------------------
Security  Agreement  in the form of Exhibit  5.1(a)(iii)  (as  amended,  supplemented  or  otherwise  modified  from time to time,  the
                                    --------------------
"Security  Agreement") and shall have delivered to Collateral Agent, for the benefit of the Secured Parties, all the Pledged Securities
--------------------
referred to therein then owned,  if any, by such Credit  Parties,  (y) endorsed in blank in the case of promissory  notes  constituting
Pledged  Securities  referred to therein then owned, if any, by such Credit  Parties,  and (z) together with executed and undated stock powers, in the case of capital stock constituting  Pledged Securities and the other documents and instruments  required to be delivered under the Security Agreement;

(iv)     Foreign  Security  Documents.  The Credit  Parties  listed on Schedule  5.1(a)(iv)  shall have duly executed and delivered the
         ----------------------------                                  --------------------
Foreign Security Documents set forth on such Schedule.

(b)      Perfection on Personal Property Collateral.   Administrative Agent shall have received:
         ------------------------------------------

(i)      executed and delivered  perfection  certificates  (each, a "Perfection  Certificate") in the form of Exhibit  5.1(b)(i) hereto
                                                                     -----------------------                  ------------------
dated the Initial Borrowing Date from Company and each of its Domestic Subsidiary;

(ii)     proper financing  statements  (Form UCC-1 or such other financing  statements or similar notices as shall be required by local law) fully executed for filing under the UCC or other  appropriate  filing offices of the  jurisdiction  of organization of each Credit
Party that is not a Foreign  Subsidiary and each other  jurisdiction  as may be necessary or, in the opinion of  Administrative  Agent, desirable to perfect the security interests purported to be created by the Security Documents;

(iii)    certified copies of Requests for Information or Copies (Form UCC-11), or equivalent  reports,  listing all effective financing statements  or similar  notices  that name any Credit  Party that is not a Foreign  Subsidiary  (by its actual  name or any trade name, fictitious  name or similar name),  or any division or other  operating  unit thereof,  as debtor  (whether  filed in the  jurisdiction referred  to in clause (i) or  elsewhere),  together  with  copies of such other  financing  statements  (none of which shall cover the
Collateral  except  to the  extent  evidencing  Permitted  Liens  or  for  which  Administrative  Agent  shall  have  received  written authorization  from the secured  party to file  termination  statements  (Form UCC-3 or such other  termination  statements as shall be required by local law), such termination statements fully executed for filing where necessary);

(iv)     evidence of the completion of, or arrangements  reasonably  satisfactory to Administrative Agent for, all other recordings and filings of, or with respect to, the Security  Documents with all  Governmental  Authorities  and all other actions as may reasonably be necessary or, in the reasonable  opinion of Administrative  Agent,  desirable to perfect the security  interests intended to be created by the Security Documents;

(v)      an executed  Bailee Letter from each bailee,  warehouseman  or consignee  which is in the possession of any Collateral  with a fair market value in excess of $500,000  and an executed  Landlord  Consent  from each lessor of any leased  property of Company or any
Subsidiary  of Company at which any  Collateral  with a fair market value in excess of $500,000 may now or in the future be located and such other lessors of leased  property as are  reasonably  required by  Administrative  Agent or inclusions of  requirements  regarding delivery of such Landlord Consents in the Post-Closing Agreement (as defined in Section 5.1(g)(iv));
                                                                                ------------------

(vi)     evidence that all other actions  reasonably  necessary,  or in the reasonable  opinion of Administrative  Agent,  desirable to perfect the security interests purported to be taken by the Security Documents have been taken or provided for;

(vii)    if required by any Foreign  Security  Document,  certificates  representing  all  certificated  Pledged  Securities under such
Foreign Security Document, together with executed and undated stock powers and/or assignments in blank;

(viii)   if required by any Foreign Security Document,  appropriate  financing  statements or comparable documents of, and executed by, the appropriate  entities in proper form for filing under the provisions of the applicable or local laws,  rules or regulations in each of the offices where such filing is necessary or appropriate to grant to the  Collateral  Agent a perfected  first priority Lien on the
Collateral  pledged  pursuant to such Foreign Security  Document or its equivalent under foreign local laws,  superior and prior to the rights of all third persons other than the holders of Permitted Liens;

(ix)     if required by any Foreign  Security  Document or any local counsel for Collateral  Agent,  judgment and tax lien,  bankruptcy and pending  lawsuit  search  reports  listing all effective  financing  statements or comparable  documents  which name any applicable
Credit  Party as debtor and which are filed in those  jurisdictions  in which any of  Collateral  is located and the  jurisdictions  in which any  applicable  Credit  Party's  principal  place of business  is  located,  together  with  copies of such  existing  financing statements,  none of which shall  encumber  such  Collateral  covered or intended or purported  to be covered by such Foreign  Security
Document other than Permitted Liens;

(x)      if required by any Foreign Security  Document,  evidence of the completion of, or arrangements  satisfactory to Administrative
Agent for, all  notarizations,  recordings  and filings of each such Foreign  Security  Document,  and  delivery  and  recordation,  if necessary,  of such other security and other documents,  as may be reasonably  necessary or desirable to perfect the Liens created,  or purported or intended to be created, by such Foreign Security Document; and

(xi)     evidence that all other actions  reasonably  necessary or in the  reasonable  opinion of  Administrative  Agent,  desirable to perfect the security interest created by the Foreign Security Documents have been taken or provided for.

(c)      Real Property Documents.  Administrative Agent shall have received:
         -----------------------

(i)      fully executed and notarized  counterparts of deeds of trusts,  mortgages and similar  documents in favor of Collateral  Agent
(or such other  trustee as may be required or desired under local law) for the benefit of the Secured  Creditors,  in each case in form and substance  satisfactory  to  Administrative  Agent (each a "Mortgage" and  collectively,  the  "Mortgages"),  which Mortgages shall
                                                                --------                            ---------
encumber the fee simple  interest in the real  property  owned by each Credit Party in the United  States and  identified  on Schedule
                                                                                                                              ---------
6.11(c) as to be encumbered by a Mortgage (each a "Mortgaged  Property" and collectively,  the "Mortgaged  Properties"),  together with
-------                                            -------------------                          ---------------------
evidence that  counterparts  of the Mortgages have been delivered to the title  insurance  company  insuring the Lien of the Mortgages, for recording in all places to the extent  necessary or desirable,  in the reasonable  judgment of  Administrative  Agent,  to create a valid and enforceable first priority lien on each Mortgaged Property subject only to Permitted Real Property Encumbrances;

(ii)     completed UCC-1  financing  statements as reasonably  deemed  necessary or desirable by  Administrative  Agent with respect to each such Mortgaged Property and the fixtures attached thereto or otherwise located thereon;

(iii)    signed pro forma ALTA mortgagee  title  insurance  policies (or binding  commitments to issue such title  insurance  policies)
issued by a title  insurance  company  satisfactory  to  Administrative  Agent (the  "Mortgage  Policies") in amounts  satisfactory  to
                                                                                      ------------------
Administrative  Agent,  assuring  Collateral  Agent that the Mortgages are valid and enforceable  first priority  mortgage liens on the respective  Mortgaged  Properties,  free and clear of all  defects,  encumbrances  and  other  Liens  except  Permitted  Real  Property
Encumbrances.  The  Mortgage  Policies  shall be in form and  substance  satisfactory  to  Administrative  Agent,  shall  include  such endorsements as may be required by Administrative  Agent and available in the respective  jurisdiction(s)  in which each such Mortgaged
Property may be located,  shall not include an exception for mechanics'  liens,  and shall provide for  affirmative  insurance and such reinsurance (including direct access agreements) as Administrative Agent in its discretion may reasonably request;

(iv)     a survey, in form and substance  satisfactory to Administrative  Agent, of each Mortgaged Property listed on Schedule 6.12(c),
                                                                                                                      ----------------
dated a recent date acceptable to  Administrative  Agent,  certified by a licensed  professional  surveyor in a manner  satisfactory to
Administrative Agent or a prior survey, in form and substance  satisfactory to Administrative  Agent, of each Mortgaged Property listed on Schedule 6.12(c),  certified by a licensed professional surveyor,  together with a survey affidavit of no change for each such prior
   ----------------
survey and such other  documents  as are  required  for the subject  title  insurance  company to remove all survey  exceptions  to the
Mortgage Policy for each Mortgaged Property and to issue a "same-as-survey" endorsement to same;
(v)      evidence as to (A) whether any Mortgaged  Property is in an area  designated  by the Federal  Emergency  Management  Agency as having  special  flood or mud slide  hazards and (B) if any  Mortgaged  Property  is in an area  designated  by the  Federal  Emergency
Management Agency as having special flood or mud slide hazards,  (1) whether the community in which such Mortgaged  Property is located is  participating  in the National Flood Insurance  Program,  (2) the applicable  Credit Party's written  acknowledgment  of receipt of written  notification  from the  Collateral  Agent (a) as to the fact that such  Mortgaged  Property  is in an area  designated  by the
Federal Emergency  Management  Agency as having special flood or mud slide hazards,  (b) as to whether the community in which each such
Mortgaged  Property is located is  participating  in the  National  Flood  Insurance  Program and (3) copies of  insurance  policies or certificates of insurance of the applicable  Credit Party evidencing flood insurance  satisfactory to  Administrative  Agent and naming the Collateral Agent as sole loss payee on behalf of the Secured Creditors; and

(d)      Opinions of  Counsel.  Administrative  Agent  shall have  received  from (i) Ropes & Gray LLP,  special  counsel to the Credit
         --------------------
Parties,  an opinion addressed to Administrative  Agent and each of the Lenders and dated the Initial Borrowing Date, which shall be in form and  substance  satisfactory  to  Administrative  Agent or the  Required  Lenders  and which  shall cover the matters set forth in
Exhibit  5.1(d) and such other  matters  incident  to the  transactions  contemplated  herein as  Administrative  Agent may  reasonably
---------------
request,  (ii) opinions of local counsel (both foreign  (Netherlands  Antilles and Germany) and domestic)  dated the Initial  Borrowing
Date,  each of which shall be in form and substance  satisfactory  to  Administrative  Agent,  which  opinions shall cover such matters incident to the transactions  contemplated herein and in the other Loans Documents as Administrative  Agent or the Required Lenders may
reasonably request.

(e)      Corporate Documents and Financial Matters.
         -----------------------------------------

(i)      Officer's  Certificate.  Administrative  Agent shall have received,  a certificate executed by a Responsible Officer on behalf
         ----------------------
of Company,  dated the date of this  Agreement  and in the form of Exhibit  5.1(e)(i)  hereto,  stating  that the  representations  and
                                                                   ------------------
warranties  set forth in  Article  VI hereof  are true and  correct  as of the date of the  certificate,  that no Event of  Default  or
                          -----------
Unmatured  Event of Default has  occurred  and is  continuing,  that the  conditions  of Section  5.1 hereof have been fully  satisfied
                                                                                         ------------
(except that no opinion need be  expressed  as to the  Administrative  Agent's or Required  Lenders'  satisfaction  with any  document, instrument or other  matter) and that, to his or her  knowledge,  no Liens  (except for Permitted  Liens) have been placed  against the
Collateral  or the  Mortgaged  Property  since the  respective  dates of the searches of financing  statements  filed under the Uniform
Commercial Code and delivered pursuant to this Section 5.1;
                                               -----------

(ii)     Secretary's  Certificate.  On the Initial Borrowing Date, the Administrative  Agent shall have received from each Credit Party
         ------------------------
a certificate,  dated the Initial Borrowing Date, signed by the secretary or any assistant  secretary of such Credit Party, in the form of  Exhibit 5.1(e)(ii)  with  appropriate  insertions,  as to the  incumbency  and  signature of the officers of each such Credit Party
  --------------------
executing  any  Document  (in form and  substance  satisfactory  to  Administrative  Agent) and any  certificate  or other  document or instrument to be delivered  pursuant  hereto or thereto by or on behalf of such Credit Party,  together with evidence of the incumbency of such secretary or assistant secretary,  and certifying as true and correct,  attached copies of all Organizational Documents of such
Credit  Party and the  resolutions  of such Credit Party  referred to in such  certificate  and all of the  foregoing  (including  each
Organizational Document) shall be reasonably satisfactory to Administrative Agent or the Required Lenders;

(iii)    Good Standing.  A good standing  certificate or certificate of status or comparable  certificate of each Credit Party from the
         -------------
Secretary of State (or other  governmental  authority) of its state or province of organization  or such equivalent  document issued by any foreign Governmental Authority if applicable in such foreign jurisdiction;

(iv)     Shareholders'  Agreements;  Collective  Bargaining  Agreements;  Tax Sharing Agreements;  Debt Agreements.  On or prior to the
         ---------------------------------------------------------------------------------------------------------
Initial Borrowing Date, there shall have been delivered to Administrative Agent true and correct copies of:

(A)      all  material  agreements  entered  into by Company  governing  the terms and  relative  rights of its  capital  stock and any agreements  entered into by  shareholders  relating to Company with respect to their capital  stock  (collectively,  the  "Shareholder
                                                                                                                           ------------
Agreements");
----------

(B)      all material  agreements  with members of, or with respect to the,  management  of Company  other than  Employment  Agreements
(collectively, the "Management Agreements");
                    ---------------------

(C)      any material employment agreements entered into by any Credit Party (collectively, the "Employment Agreements");
                                                                                                 ---------------------

(D)      all collective bargaining agreements applying or relating to any employee of any Credit Party (collectively,  the "Collective
                                                                                                                            -----------
Bargaining Agreements");
---------------------

(E)      all material agreements  evidencing or relating to Indebtedness to Remain Outstanding of any Credit Party  (collectively,  the
"Debt Agreements");
----------------

(F)      all "management  letters" received by Holdings or any of its Subsidiaries  during the three year period immediately  preceding the Closing Date (collectively, the "Historical Accountants Letters"); and
                                     ------------------------------

(G)      all material  tax  sharing,  disaffiliation  tax  allocation  and other  similar  agreements  entered into by any Credit Party
(collectively, the "Tax Sharing Agreements");
                    ----------------------

in each case, to the extent not previously filed with the SEC, all of which Shareholder Agreements,  Management Agreements,  Employment
Agreements,  Collective Bargaining Agreements,  Debt Agreements,  Historical Accountants Letters and Tax Sharing Agreements shall be in form and  substance  reasonably  satisfactory  to the  Administrative  Agent;  and  shall be in full  force and  effect on the  Initial
Borrowing Date, except such agreements  previously  identified to Administrative  Agent which will be terminated in connection with the consummation of this transaction;

(v)      Environmental; Insurance.  On the Initial Borrowing Date, Administrative Agent shall have received:
         ------------------------

(A)      the Environmental Studies from Environmental  Resources Management,  with respect to certain of the Mortgaged Properties,  the results of which shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(B)      evidence of insurance  complying with the  requirements  of Section 7.8 for the business and properties of Company,  in scope,
                                                                     -----------
form and  substance  reasonably  satisfactory  to  Administrative  Agent and  naming the  Collateral  Agent as an  additional  insured, mortgagee  and/or loss payee,  and stating that such insurance  shall not be cancelled or revised without 30 days' prior written notice by the insurer to the Administrative Agent.

(vi)     Audited  Financials.  Administrative  Agent shall have received (i) audited  consolidated  balance sheets at December 31, 2002
         -------------------
and 2003,  statements  of income and cash flows at  December  31, 2002 and 2003 and interim  financial  statements  at April 4, 2004 of
Holdings,  (ii) monthly  financial  statements for Holdings for each month since the most recent  quarterly  statements,  to the extent available,  and (iii)  financial  projections  and pro forma  financial  statements  for  Holdings  and its  Subsidiaries  and all such statements,  projections and pro forma financial  statements,  (including,  with respect to the projections,  the reasonableness of any assumptions made therein), shall be reasonably satisfactory to the Administrative Agent;

(vii)    Pro Forma Balance  Sheet.  Administrative  Agent shall have received the Pro Forma Balance Sheet  prepared in accordance  with
         ------------------------
of the Securities Act in form and substance reasonably satisfactory to Administrative Agent;

(viii)   Existing  Indebtedness.  On the Initial  Borrowing Date and after giving effect to the Transaction and the other  transactions
         ----------------------
contemplated hereby,  Company shall not have any material Indebtedness  outstanding except for the Loans and the Indebtedness to Remain
Outstanding.  The aggregate  principal amount of the Indebtedness to Remain  Outstanding shall not exceed $16,500,000 and the terms and conditions of the Indebtedness to Remain Outstanding shall be satisfactory to Administrative Agent;

(ix)     Sufficient  Funds;  Solvency.  Company  shall have  demonstrated  to the  satisfaction  of  Administrative  Agent that (i) the
         ----------------------------
maximum  principal  amount of Loans that  Company  may incur  hereunder  to finance  the  Refinancing  and to pay fees and  expenses in connection  therewith  (whether paid on or after the Initial Borrowing Date) is sufficient to effect in full the Transaction and to pay all reasonable fees and expenses in connection  therewith  (whether paid on or after the Initial  Borrowing Date) and (ii) after giving effect to the Transactions, each Credit Party is Solvent.

(f)      Transaction Documents, Etc.
         ---------------------------

(i)      Tax and  Accounting  Aspects of  Transactions/Capital  Structure.  Administrative  Agent shall be  satisfied  with all tax and
         ----------------------------------------------------------------
accounting  matters  relating to the  Transactions.  On the Initial  Borrowing  Date,  the ownership and capital  structure  (including without  limitation,  the  terms of any  capital  stock,  options,  warrants  or  other  securities  issued  by  Company  or any of its
Subsidiaries)  and  management  of  Company  and its  Subsidiaries  shall  be in form  and  substance  reasonably  satisfactory  to the
Administrative Agent;

(ii)     Refinancing.  Company and/or their  subsidiaries,  as appropriate,  shall have  consummated  the  Refinancing  pursuant to the
         -----------
Refinancing  Documents  on terms and in form and  substance  reasonably  satisfactory  to the  Administrative  Agent.  The  Refinancing
Documents  shall not have been  amended  without the consent of the  Administrative  Agent,  which  consent  shall not be  unreasonably withheld or delayed.  On or prior to the Initial  Borrowing  Date, the total  commitments  under each of the documents and  instruments governing all material  Indebtedness for money borrowed of Holdings and its  Subsidiaries  (other than those related to Indebtedness to
Remain  Outstanding) shall have been terminated,  all loans thereunder shall have been repaid in full,  together with interest thereon, all letters of credit, if any, issued  thereunder shall have been terminated,  backstopped by Letters of Credit under this Agreement or cash  collateralized  and all  other  amounts  owing  pursuant  to the such  agreements  shall  have  been  repaid in full and the such agreements  shall have been terminated on terms and conditions  reasonably  satisfactory to  Administrative  Agent and be of no further force or effect and the creditors there under shall have  terminated and released all security  interests and Liens on the assets owned by Company and its Subsidiaries in a manner reasonably satisfactory to the Administrative Agent.

(iii)    Intercreditor  Agreement.  Administrative  Agent  shall  have  received  a true  and  correct  executed  copy  of  (a)  (i) an
         ------------------------
acknowledgement  in form and  substance  satisfactory  to  Administrative  Agent from the Secured  Note  trustee and Company  that this
Agreement  constitutes the "Senior Credit Agreement" as defined in the Intercreditor  Agreement and acknowledging certain other related
                            -----------------------
changes to the Intercreditor  Agreement (an  "Intercreditor  Acknowledgement")  and (ii) the Intercreditor  Agreement or (b) an amended
                                              ------------------------------
and restated  intercreditor  agreement in substantially the same form as the Intercreditor  Agreement,  in each case, certified as true and complete by an appropriate officer of Company.

(iv)     Minimum Available  Revolving  Commitment.  On the Initial  Borrowing Date, after giving effect to the Transactions,  the Total
         -----------------------------------------
Available Revolving Commitment shall equal not less than $40,000,000;

(v)      Approvals.  All necessary  governmental  (domestic  and foreign) and material  third party  approvals in  connection  with the
         ---------
Transactions  and otherwise  referred to herein or therein shall have been obtained and remain in effect,  and all  applicable  waiting periods shall have expired without any action being taken by any competent  authority which restrains,  prevents or imposes  materially adverse  conditions  upon  the  consummation  of all or any part of the  Transaction  or the  other  transactions  contemplated  by the
Documents and otherwise referred to herein or therein.  Additionally,  there shall not exist any judgment,  order,  injunction or other restraint  issued or filed or a hearing  seeking  injunctive  relief or other  restraint  pending or notified  prohibiting  or imposing material adverse conditions upon all or any part of the Transactions,  the transactions  contemplated by the Documents or the making of the Loans or the issuance of Letters of Credit;

(vi)     Litigation.  No  litigation  by any entity  (private  or  governmental)  shall be pending  or, to the  knowledge  of  Company,
         ----------
threatened  with  respect  to this  Agreement,  any  other  Document  or any  documentation  executed  in  connection  herewith  or the transactions  contemplated hereby (including,  without limitation,  the Transactions),  or with respect to any of the obligations being refinanced in connection with the  consummation of the Transactions or which  Administrative  Agent shall determine could reasonably be expected to have  a Material Adverse Effect;

(g)      Other Closing Conditions.
         ------------------------

(i)      No Material  Adverse  Change.  (a) Nothing shall have occurred since December 31, 2003 which the  Administrative  Agent or the
         ----------------------------
Lenders shall reasonably  determine could have a material adverse effect on the rights or remedies of the  Administrative  Agent or the
Lenders,  or on the ability of the Credit  Parties to perform their  obligations to the Lenders under the Loan Documents or which could have a material adverse effect on the business,  property, assets, nature of assets,  liabilities,  condition (financial or otherwise), results of operations or prospects of Company and its Subsidiaries  after giving effect to the Transactions;  (b) trading in securities generally on the New York or American  Stock  Exchange  shall not have been  suspended;  minimum or maximum  prices shall not have been established on any such exchange;  (c) a banking moratorium shall not have been declared by New York or United States authorities;  and
(d) there shall not have been (A) an outbreak or escalation of hostilities  between the United States or and any foreign power,  or (B)
an  outbreak  or  escalation  of any other  insurrection  or armed  conflict  involving  the  United  States or any other  national  or international calamity or emergency.

(ii)     Fees.  Company  shall  have paid to  Administrative  Agent and the  Lenders,  as  applicable,  all  costs,  fees and  expenses
         ----
(including,  without  limitation,  reasonable legal fees and out of pocket expenses of Winston & Strawn and the reasonable  costs, fees and out of pocket expenses referred to in Section 12.4) payable to Administrative Agent and the Lenders to the extent then due;
                                          ------------

(iii)    Other  Matters.  All corporate and other  proceedings  taken in connection  with the  Transactions  at or prior to the date of
         --------------
this Agreement,  and all documents  incident  thereto will be reasonably  satisfactory in form and substance to  Administrative  Agent;
Administrative  Agent shall have received such other  instruments and documents as  Administrative  Agent shall  reasonably  request in connection with the execution of this Agreement,  and all such  instruments and documents shall be reasonably  satisfactory in form and substance to Administrative Agent.

(iv)     Post-Closing  Agreement.  Administrative  Agent shall have received an executed and  delivered  post-closing  agreement  ("the
         -----------------------
Post-Closing Agreement") with respect to certain post-closing undertakings by the Credit Parties.
----------------------

1.27     Conditions  Precedent  to All  Credit  Events.  The  obligation  of each  Lender to make  Loans  (including  Loans made on the
         ---------------------------------------------
Initial  Borrowing Date) and the obligation of Facing Agent to issue or any Lender to participate in any Letter of Credit  hereunder in each case shall be subject to the fulfillment at or prior to the  time of each such Credit Event of each of the following conditions:

(a)      Representations and Warranties.  The  representations and warranties  contained in this Agreement and the other Loan Documents
         ------------------------------
shall each be true and correct in all  material  respects  at and as of such time,  as though made on and as of such time except to the extent  such  representations  and  warranties  are  expressly  made as of a  specified  date in which  event such  representation  and warranties shall be true and correct in all material respects as of such specified date.

(b)      No Default.  No Event of Default or Unmatured  Event of Default  shall have occurred and shall then be continuing on such date
         ----------
or will occur after giving effect to such Credit Event.

(c)      Notice of Borrowing; Letter of Credit Request.
         ---------------------------------------------

(i)      Prior to the making of each Loan,  Administrative  Agent shall have received a Notice of Borrowing meeting the requirements of
Section 2.5.
-----------

(ii)     Prior to the issuance of each Letter of Credit,  Administrative  Agent and the  respective  Facing Agent shall have received a
Letter of Credit Request meeting the requirements of Section 2.8(c).
                                                     --------------

(d)      Adverse Change.  At the time of each such Credit Event and after giving effect  thereto,  nothing shall have occurred (and the
         --------------
Lender  shall not have become  aware of any facts or  conditions  previously  unknown)  which has, or is  reasonably  likely to have, a
Material Adverse Effect.

                  The  acceptance of the benefits of each such Credit Event by Company  shall be deemed to constitute a  representation and warranty by it to the effect of  paragraphs  (a), (b), (c) and (d) of this Section 5.2 (except that no opinion need be expressed as
                                                                               -----------
to the Administrative Agent's or Required Lenders' satisfaction with any document, instrument or other matter).

                  Each Lender hereby  agrees that by its execution and delivery of its signature  page hereto and by the funding of its
Loan to be made on the Initial  Borrowing  Date,  such Lender  approves of and consents to each of the matters set forth in Section 5.1
                                                                                                                            -----------
and Section 5.2 which must be approved  by, or which must be  satisfactory  to, the  Administrative  Agent or the  Required  Lenders or
    -----------
Lenders,  as the case may be;  provided  that,  in the case of any  agreement  or document  which must be approved by, or which must be
                               --------
satisfactory  to, the Required  Lenders,  Administrative  Agent or Company shall have delivered a copy of such agreement or document to such Lender on or prior to the Initial Borrowing Date if requested.

6.
         REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Agreement and to make the Loans,  and issue (or participate in) the
Letters of Credit as provided  herein,  Company  makes the  following  representations,  warranties  and  agreements  as of the Initial
Borrowing  Date (both before and after giving effect to the  consummation  of the  Transaction)  and as of the date of each  subsequent
Credit Event,  all of which shall  survive the  execution and delivery of this  Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit,  with the  occurrence  of each Credit Event on or after the Initial  Borrowing  Date being deemed to constitute a  representation  and warranty that the matters  specified in this Article VI are true and correct on and as of the Initial
                                                                               ----------
Borrowing  Date and are true and correct in all material  respects on and as of the date of each of such Credit  Event,  provided  that any  representation  or warranty which by its terms is made as of a specified date shall be required to be true and correct on the date of each Credit Event but only as of such specified date:

1.28     Corporate  Status.  Each Credit Party and each of its Subsidiaries (i) has the  organizational  power and authority to own its
         -----------------
property  and assets  and to  transact  the  business  in which it is  engaged  and  presently  proposed  to engage in and (ii) is duly qualified  and is  authorized  to do business and is in good standing in (y) Delaware and Illinois in the case of Holdings and Company, or its  jurisdiction of organization  in the case of each  Subsidiary of Company (or, with respect to a Foreign  Subsidiary,  the local equivalent  thereof) and (z) in each other  jurisdiction  where the  ownership,  leasing or operation of property or the conduct of its business  requires such  qualification,  except in the case of clause (z) for such failure to be so qualified  which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

1.29     Corporate  Power and Authority.  Each Credit Party has the  organizational  power and authority to execute and deliver each of
         ------------------------------
the Documents to which it is a party and to perform its  obligations  thereunder and has taken all necessary  organizational  action to authorize the execution,  delivery and performance by it of each of such  Documents.  Each Credit Party has duly executed and delivered each of the  Documents  to which it is a party,  and each of such  Documents  constitutes  its  legal,  valid  and  binding  obligation enforceable  in  accordance  with its terms,  except to the  extent  that the  enforceability  thereof  may be  limited  by  applicable bankruptcy,  insolvency,  reorganization,  moratorium or similar laws generally affecting creditors' rights and by equitable principles
(regardless of whether enforcement is sought in equity or at law).

1.30     No Violation.  The execution  and delivery by each Credit Party of the  Documents to which it is a party  (including,  without
         ------------
limitation,  the granting of Liens pursuant to the Security Documents),  and performance of such Credit Party's obligations  thereunder do not (i)  contravene  any provision of any  Requirement  of Law  applicable to any Credit Party,  (ii) conflict with or result in any breach of or  constitute a tortuous  interference  with any of the terms,  covenants,  conditions  or  provisions  of, or  constitute a default  under,  or result in the creation or  imposition of (or the  obligation to create or impose) any Lien (except  pursuant to the
Security  Documents)  upon any of the property or assets of any Credit Party  pursuant to the terms of any  Contractual  Obligation  to which any Credit  Party is a party or by which it or any of its  property  or assets is bound or to which it may be subject  except for such  contraventions,  conflicts,  breaches or defaults that could not reasonably be expected to have a Material Adverse Effect,  (iii)
violate any provision of any  Organizational  Document of any Credit Party or (iv) require any approval of stockholders or any approval or consent of any Person (other than a Governmental  Authority)  except  filings,  consents or notices which have been made,  obtained, given, respectively and except as set forth on Schedule 6.3.
                                               ------------

1.31     Governmental  and Other  Approvals.  Except for the  recording of the  Mortgages,  filings with the U.S.  Patent and Trademark
         ----------------------------------
Office and the U.S.  Copyright  Office to record liens on  intellectual  property, and  the filing of the UCC financing  statements (or similar  actions with respect to the Collateral  under Foreign  Requirements  of Law) which shall be recorded and filed,  respectively, on, or as soon as  practicable  after,  the date hereof,  no order,  consent,  approval,  license,  authorization  or validation of, or filing,  recording or registration  with (except as have been obtained or made on or prior to the Initial Borrowing Date), or exemption by, any  Governmental  Authority,  is required to authorize,  or is required in connection  with, (i) the execution and delivery of any
Document or the performance of the obligations hereunder or (ii) the legality,  validity,  binding effect or enforceability of any such
Document.

1.32     Financial Statements; Financial Condition; Undisclosed Liabilities Projections; etc.
         -----------------------------------------------------------------------------------

(a)      Financial Statements.
         --------------------

(i)      The  balance  sheet of Company at December  31, 2002 and  December  31, 2003 and April 4, 2004 and the related  statements  of income,  cash flows and  shareholders'  equity of Company for the Fiscal Year or other period ended on such dates,  as the case may be, fairly  present in all  material  respects  the  financial  condition  and  results  of  operation  and cash  flows of Company  and its consolidated  subsidiaries  as of such  dates and for such  periods,  subject in the case of the April 4, 2004  statements,  to changes resulting from audit and normal year end  adjustments  and the absence of footnotes.  Copies of such  statements have been furnished to the Lenders  prior to the date hereof and, in the case of the December 31, 2002 and 2003  statements,  have been examined by Deloitte &
Touche LLP, independent certified public accountants, who delivered an unqualified opinion in respect thereto, and

(ii)     the  pro  forma  (after  giving  effect  to the  Transactions,  the  related  financing  thereof  and the  other  transactions
              ---  -----
contemplated  hereby and thereby)  balance sheet of Company attached hereto as Schedule 6.5(a) (the "Pro Forma Balance Sheet") presents
                                                                               ---------------       -----------------------
fairly in all material  respects  the  financial  condition  of Company at May 30, 2004 and  presents a good faith  estimate of the pro
                                                                                                                                    ---
forma financial condition of Company and its Subsidiaries on a consolidated basis (after giving effect to the Transaction,  the related financing  thereof and the other  transactions  contemplated  hereby and thereby in each case,  as if occurring on May 30, 2004) at the date thereof.  The Pro Forma Balance Sheet has been prepared in accordance with GAAP  consistently  applied (except as may be indicated
in the notes thereto) subject to normal year-end adjustments.

(b)      Solvency.  On and as of the  Initial  Borrowing  Date,  after  giving  effect  to  the  Transactions  and to all  Indebtedness
         --------
(including  the Loans)  being  incurred,  (and the use of  proceeds  thereof),  and Liens  created by Company and its  Subsidiaries  in connection with the transactions contemplated hereby,

(i)      the sum of the assets, at a fair valuation, of each Credit Party will exceed its debts;

(ii)     no Credit Party has incurred,  intends to, or believes that it will,  incur debts beyond its ability to pay such debts as such debts mature; and

(iii)    each Credit Party will have  sufficient  capital  with which to conduct its  business.  For  purposes of this  Section  6.5(b)
                                                                                                                        ---------------
"debt" means any liability on a claim, and "claim" means (y) any right to payment,  whether or not such a right is reduced to judgment, liquidated,  unliquidated,  fixed,  contingent,  matured,  unmatured,  disputed,  undisputed,  legal, equitable,  secured, or unsecured
(including  all  obligations,  if any, under any Plan or the  equivalent  for unfunded past service  liability,  and any other unfunded medical and death  benefits) or (z) any right to an equitable  remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent,  matured, unmatured,  disputed, undisputed, secured or  unsecured.  In computing the amount of  contingent  or  unliquidated  liabilities  at any time,  such  liabilities  will be computed  at the amount  which,  in light of all the facts and  circumstances  existing  at such time,  represents  the amount that can reasonably be expected to become an actual or matured liability.

(c)      No Undisclosed  Liabilities.  Except as fully reflected in the financial  statements and the notes related  thereto  delivered
         ---------------------------
pursuant  to Section  6.5(a) and on  Schedule 6.5(d)  there  were as of the  Initial  Borrowing  Date (and after  giving  effect to the
             ---------------         ---------------
Transaction  and the  other  transactions  contemplated  hereby)  no  liabilities  or  obligations  with  respect  to  Company  and its
Subsidiaries  of any nature  whatsoever  (whether  absolute,  accrued,  contingent or otherwise  and whether or not due) which,  either individually or in aggregate,  would be material to Company and its  Subsidiaries,  taken as a whole. As of the Initial  Borrowing Date
(and after giving effect to the Transactions and the other transactions  contemplated  hereby),  Company does not know of any basis for the assertion  against  Company or any Subsidiary of any liability or obligation of any nature  whatsoever  that is not fully reflected in the financial  statements or the notes related thereto  delivered  pursuant to Section 6.5(a) and on Schedule  6.5(d) which,  either
                                                                                  --------------        ----------------
individually or in the aggregate, could reasonably be expected to be material to Company and its Subsidiaries taken as a whole.

(d)      Indebtedness.  Schedule 6.5(d) sets forth a true and complete list of all  Indebtedness  (other than the Loans and the Letters
         ------------   ---------------
of Credit and Indebtedness  permitted  pursuant to Sections  8.2(c)) of Company and its  Subsidiaries as of the Initial  Borrowing Date
                                                   ----------------
and which is to remain  outstanding on the Initial Borrowing Date after giving effect to the Transaction (the  "Indebtedness to Remain
                                                                                                                -----------------------
Outstanding"),  in each case showing the  aggregate  outstanding  principal  amount  thereof (and the  aggregate  amount of any undrawn
-----------
commitments with respect thereto) and the name of the respective  obligor and any other entity which directly or indirectly  guaranteed such debt. No  Indebtedness  to Remain  Outstanding has been incurred in connection  with, or in  contemplation  of, the Transaction or the other  transactions  contemplated  hereby.  Company has  delivered  or caused to be delivered  to  Administrative  Agent a true and complete  copy of the form of each  instrument  evidencing  Indebtedness  for money  borrowed  listed on  Schedule  6.5(d)  and of each
                                                                                                          ----------------
material  agreement or  instrument  pursuant to which such  Indebtedness  for money  borrowed was issued,  except in each case,  to the extent  previously  filed with the SEC and not modified since the date of Holdings'  most recent filing with the SEC. All  Indebtedness of Company to Administrative Agent or to the Lenders under the Loan Documents  constitutes  Indebtedness which is senior in priority of payment to the Subordinated Notes.

(e)      Projections.  On and as of the Initial  Borrowing  Date, the financial  projections,  attached  hereto as Schedule  6.5(e) and
         -----------                                                                                               ----------------
previously  delivered to Administrative  Agent and the Lenders (the  "Projections")  and each of the budgets and projections  delivered
                                                                      -----------
after the  Effective  Date  pursuant  to  Section  7.2(e) are at the time  made,  prepared  on a basis  consistent  with the  financial
                                          ---------------
statements  referred  to in  Section  7.1(a) and (b) are at the time made based on good faith  estimates  and  assumptions  made by the
                             ---------------     ---
management of Company,  and there are no statements or conclusions in any of the Projections or such budgets and projections  which, at the time made,  are based upon or include  information  known to Company to be misleading  or which fail to take into account  material information  regarding  the matters  reported  therein.  On the Initial  Borrowing  Date,  Company  believes that the  Projections  are reasonable and attainable,  it being  understood that uncertainty is inherent in any forecasts or projections and that no assurance can be given that the results set forth in the Projections will actually be obtained or not differ materially.

(f)      No Material Adverse Change.  Since December 31, 2003 there has been no material  adverse change in the financial  condition of
         --------------------------
Company and its Subsidiaries, taken as a whole.

1.33     Litigation.  There are no  actions,  suits or  proceedings  pending  or, to the  knowledge  of Company  and its  Subsidiaries,
         ----------
threatened  (i) against any Credit  Party with  respect to any  Document or (ii) that could  reasonably  be expected to have a Material
Adverse Effect.

1.34     True and Complete Disclosure.  All factual information (taken as a whole) heretofore or  contemporaneously  furnished by or on
         ----------------------------
behalf of Company or any of its Subsidiaries in writing to any Lender  (including,  without  limitation,  all information  contained in the Documents)  (other than the  Projections as to which Section 6.5(e)  applies) for purposes of or in connection  with this Agreement
                                                         --------------
or any transaction  contemplated  herein is, and all other such factual  information  (taken as a whole)  hereafter  furnished by or on behalf of Company or any of its  Subsidiaries  in writing to any Lender for  purposes of or in  connection  with this  Agreement or any transaction  contemplated  herein, when taken as a whole, do not contain as of the date furnished any untrue statement of material fact or omit to state a material fact necessary in order to make the statements  contained herein or therein,  in light of the circumstances under which they were made,  not  misleading.  Company has disclosed to the Lenders (a) all  agreements,  instruments  and corporate or other  restrictions  to which Company or any of its  Subsidiaries  is subject,  and (b) all other  matters  known to any of them,  that individually or in the aggregate with respect to (a) and (b) above, could reasonably be expected to result in Material Adverse Effect.

1.35     Use of Proceeds; Margin Regulations.
         -----------------------------------

(a)      Term Loan  Proceeds.  All proceeds of the Term Loans  incurred on the Initial  Borrowing  Date shall be used by Company (x) to
         -------------------
finance,  in part, the  Refinancing,  (y) to pay fees and expenses in connection  with the  Transaction  and (z) for general  corporate purposes of Company and its Subsidiaries.

(b)      Revolving  Loan  Proceeds.  All  proceeds  of the  Revolving  Loans  incurred  hereunder  shall  be  used by  Company  and its
         -------------------------
Subsidiaries for ongoing working capital needs and general corporate purposes.

(c)      Margin  Regulations.  No part of the  proceeds of any Loan will be used to  purchase or carry any margin  stock (as defined in
         -------------------
Regulation U of the Board),  directly or  indirectly,  or to extend  credit for the purpose of  purchasing  or carrying any such margin stock for the purpose of reducing or retiring any indebtedness  which was originally  incurred to purchase or carry any margin security or for any other purpose  which might cause any of the Loans or  extensions of credit under this  Agreement to be considered a "purpose credit" within the meaning of Regulation T, U or X of the Board.

1.36     Taxes.
         -----

(a)      Tax Returns and  Payments.  Except as  disclosed  on Schedule  6.9,  each of Company and each of its  Subsidiaries  has timely
         -------------------------                            -------------
filed or caused to be filed  with the  appropriate  taxing  authority,  all  returns,  statements,  forms and  reports  for taxes  (the
"Returns")  required to be filed by or with respect to the income,  properties or operations of Company and/or any of its Subsidiaries.
The Returns  accurately  reflect in all  material  respects all  liability  for taxes of Company and its  Subsidiaries  for the periods covered  thereby.  Each of Company  and each of its  Subsidiaries  has paid all  material  taxes  payable by it before they have become delinquent  other than those  contested in good faith and for which adequate  reserves have been  established in conformity  with GAAP.
Neither  Company nor any of its  Subsidiaries  has  incurred,  or will  incur,  any  material  tax  liability  in  connection  with the
Transaction.  Neither  Company  nor any of its  Subsidiaries  has  participated  in any  transaction  (which  relates  to a year of the taxpayer  that is still open under the  statute of  limitations)  which is a  "reportable  transaction"  within the meaning of Treasury
Regulation section 1.6011-4(b)(2) (irrespective of the date the transaction was entered).

(b)      Tax Examinations.  As of the date hereof, there is no action,  suit,  proceeding,  investigation,  audit, or claim pending or,
         ----------------
to the  knowledge  of  Company,  threatened  by any  authority  regarding  any taxes  relating  to Company  or any of its  Subsidiaries
(including taxes for which the Company or its Subsidiaries  could be liable for as a result of joint and several  liability,  successor liability,  transferee  liability,  or otherwise).  All deficiencies  which have been asserted against Company and its Subsidiaries (or for which Company or its Subsidiaries  could be liable) as a result of any examinations  have been fully paid or finally settled or are being  contested in good faith. No issue has been raised in any examination  which,  by application or similar  principles,  reasonably can be expected to result in an  assertion of a  deficiency  for any other year not so examined  that has not been accrued on Company's and its Subsidiaries'  audited financial  statements for its most recently ended Fiscal Year that would be required to be so accrued in accordance  with GAAP.  Neither  Company nor any of its  Subsidiaries  has knowledge of any material  federal income tax liability with respect to open taxable years in excess of amounts  accrued on such Person's  financial  statements  for its most recently ended Fiscal
Year that would be required to be so accrued in  accordance  with GAAP,  nor does  Company or any of its  Subsidiaries  anticipate  any further material tax liability with respect to such open taxable years taken as a whole in excess of such accrued amounts.

1.37     Compliance  With ERISA;  Foreign  Pension Plans.  (a) Except as, in the aggregate,  could not reasonably be expected to have a
         -----------------------------------------------
Material  Adverse Effect,  (i) each Plan, and each other "employee  benefit plan" (as defined in Section 3(3) of ERISA) with respect to which a Credit  Party,  any of its  Subsidiaries  or any of their ERISA  Affiliates  is an  "employer"  (as defined in Section  3(5) of
ERISA), has been maintained,  operated,  funded and administered in substantial compliance with its own terms and in a manner so as not to result in any liability to a Credit Party,  any of its  Subsidiaries or any of their ERISA Affiliates for failure to comply with the applicable  provisions of applicable law,  including ERISA and the Code; (ii) no Termination Event has occurred,  and, to the knowledge of a Credit  Party,  no event or  condition  has  occurred or exists as a result of which any  Termination  Event could  reasonably  be expected to occur,  with respect to any Plan;  (iii) to the knowledge of a Credit  Party,  no  Multiemployer  Plan is, or is reasonably expected to be, insolvent or in reorganization,  and no Multiemployer Plan has been, or is reasonably expected to be, terminated;  (iv)
no Plan has an accumulated or waived funding  deficiency or has applied for an extension of any amortization  period within the meaning of Section 412 of the Code; (v) neither a Credit Party,  nor any of its  Subsidiaries  nor any of their ERISA Affiliates have incurred, or are  reasonably  likely to incur,  any liability to or on account of a Plan pursuant to Section 409,  502(i),  502(l),  4062,  4063,
4064,  4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code or under any agreement or other  instrument  pursuant to which a
Credit Party,  any of its  Subsidiaries or any of their ERISA  Affiliates has agreed or is required to indemnify any Person against any such liability;  (vi) no proceedings  have been instituted to terminate any Plan within the last fiscal year; (vii) to their knowledge, using  actuarial  assumptions and computation  methods  consistent with subpart 1 of subtitle E of Title IV of ERISA,  neither a Credit
Party, nor any of its Subsidiaries  nor any of their ERISA Affiliates would have any liability to any  Multiemployer  Plan in the event of a complete  withdrawal  therefrom,  as of the close of the most recent fiscal year of each such  Multiemployer  Plan ending prior to the date of any Credit Event;  (viii) no Lien imposed under the Code or ERISA on the assets of a Credit Party,  any of its Subsidiaries or any of their  ERISA  Affiliates  exists  or is  likely  to arise on  account  of any  Plan;  (ix)  each  Credit  Party,  each of its
Subsidiaries  or each of their ERISA  Affiliates  have made all  contributions  to each Plan within the time  required by law or by the terms of such Plan; (x) each Credit Party,  each of its  Subsidiaries  or each of their ERISA  Affiliates do not maintain or contribute to any "welfare plan" (as defined in Section 3(1) of ERISA) which  provides  benefits to retired  employees  (other than as required by
Section 601 et seq. of ERISA) or any employee  pension benefit plan (as defined in Section 3(2) of ERISA) the obligations  with respect to either of which could  reasonably be expected to have a Material  Adverse  Effect;  (xi) each "welfare plan"  maintained by a Credit
Party, any of its Subsidiaries or any of their ERISA Affiliates has been  administered in substantial  compliance with Sections 601-609 of ERISA and Section 4980B of the Code; (xii) the actuarial present value of all "benefit  liabilities"  (within the meaning of Section
4001 of ERISA) under each Plan  (determined  utilizing the actuarial  assumptions used to fund such Plan),  whether or not vested,  did not,  as of the last annual  valuation  date prior to the date  hereof,  exceed the fair  market  current  value as of such date of the assets of such Plan  allocable  to such  accrued  liabilities;  and (xiii) the present  value  (determined  using  actuarial  and other assumptions  which are  reasonable  with respect to the benefits  provided and the  employees  participating)  of the  liability of the
Credit  Parties,  their  Subsidiaries or any of their ERISA  Affiliates for  post-retirement  welfare  benefits to be provided to their current and former  employees under "welfare plans" (as defined in Section 3(1) of ERISA),  net of assets under all such welfare plans, are reflected on the financial statements of the Credit Parties and their Subsidiaries in accordance with FASB 106.

(b)       (i)     Except as, in the aggregate could not reasonably be expected to have a Material Adverse Effect,  each Foreign Pension
Plan is in compliance and in good standing (to the extent such concept exists in the relevant  jurisdiction)  in all material  respects with all laws,  regulations and rules applicable thereto,  including all funding requirements,  and the respective  requirements of the governing  documents for such Foreign  Pension Plan;  (ii) with respect to each Foreign  Pension Plan maintained or contributed to by a
Credit Party or any of its Subsidiaries,  (A) that is required by applicable law to be funded in a trust or other funding vehicle,  the aggregate of the  accumulated  benefit  obligations  under such Foreign Pension Plan does not exceed to any material extent the current fair market  value of the assets held in the trusts or similar  funding  vehicles  for such  Foreign  Pension  Plan and (B) that is not required by applicable law to be funded in a trust or other funding  vehicle,  reasonable  reserves have been established in accordance with prudent  business  practice or where required by ordinary  accounting  practices in the jurisdiction in which such Foreign Pension
Plan is maintained;  (iii) there are no material  actions,  suits or claims (other than routine claims for benefits) pending or, to the knowledge of the Credit Parties or its  Subsidiaries,  threatened  against a Credit Party or any Subsidiary with respect to any Foreign
Pension  Plan;  (iv) all material  contributions  required to have been made by the Credit  Parties or any of its  Subsidiaries  to any
Foreign  Pension Plan have been made within the time required by law or by the terms of such Foreign  Pension  Plan;  and (v) except as disclosed on Schedule  6.10, no Foreign  Pension Plan with respect to which the Credit  Parties or any of its  Subsidiaries  could have
             --------------
any material  liability  has been  terminated or wound-up and no actions or  proceedings  have been taken or instituted to terminate or wind-up such a Foreign Pension Plan.

1.38     Security Documents.
         ------------------

(a)      Personal  Property  Collateral.  The  provisions  of the Security  Agreement  are  effective to create in favor of  Collateral
         ------------------------------
Agent for the benefit of the Secured Creditors a legal,  valid and enforceable  security  interest in all right,  title and interest of
Company and its Domestic  Subsidiaries  in the  Collateral,  and the Security  Agreement,  together with the filings of the UCC initial financing  statements  described therein creates a fully perfected first priority lien on, and security  interest in, all right,  title and interest of Company and its Domestic  Subsidiaries  in all of the  Collateral  described  therein,  subject to no other Liens other than Permitted  Liens.  The  recordation in the United States Patent and Trademark  Office of assignments for security made pursuant to the Security Agreement,  together with filings of the UCC initial financing  statements made pursuant to the Security  Agreement,  will be effective,  under Federal law, to perfect the security  interest  granted to Collateral  Agent in the trademarks and patents covered by the Security  Agreement,  and the filing of an  assignment  for security made  pursuant to the Security  Agreement,  with the United
States Copyright Office together with filings of the UCC initial  financing  statements made pursuant to the Security  Agreement,  will be effective  under Federal and applicable  state law to perfect the security  interest  granted to Collateral  Agent in the copyrights covered by the Security Agreement.

(b)      Pledged  Securities.  To the extent represented by certificated  securities (the  "Certificated  Pledged Stock") or notes (the
         -------------------                                                                ---------------------------
"Pledged Notes") described in the Security  Documents,  when stock  certificates  representing such Certificated  Pledged Stock and the
--------------
original  Pledged  Notes are  delivered  to  Collateral  Agent,  and the UCC initial  financing  statements  described  in the Security
Agreement  are filed in the offices  described  in the Security  Agreement  and Company  receives  proceeds of the Loans on the Initial
Borrowing  Date, the Security  Agreement  shall  constitute a fully perfected Lien (to the extent such Lien can be perfected by filing, recording,  registration or, with respect to the Certificated  Pledged Stock and Pledged Notes,  possession) on, and security  interest in, all right,  title and interest of the Credit Parties in such Collateral and the proceeds thereof,  as security for the Obligations, in each case prior and superior in right to any other Person (except,  in the case of Collateral other than Certificated  Pledged Stock and Pledged Notes, Permitted Liens, and only to the extent that priority can be obtained by filing).

(c)      Real Estate  Collateral.  The Mortgages create, as security for the obligations  purported to be secured thereby,  a valid and
         -----------------------
enforceable  perfected security interest in and Lien on all of the Mortgaged Properties  (including,  without limitation,  all fixtures and improvements  relating to such Mortgaged  Properties and affixed or added thereto on or after the Initial  Borrowing Date) in favor of Collateral  Agent (or such other trustee as may be named  therein) for the benefit of the Secured  Creditors,  superior to and prior to the rights of all third  Persons and subject to no other Liens  (other than  Customary  Permitted  Liens and Liens  permitted  under
Section  8.1(i)).  Schedule  6.11(c)  contains a true and complete list of each parcel of real  property  owned or leased by any Credit
---------------    -----------------
Party on the date hereof,  the type of interest  therein held by such Credit Party and whether such real property will be encumbered by a Mortgage.  Each of the applicable  Credit Parties  designated on Schedule  6.11(c) has good and marketable title to all its Mortgaged
                                                                   -----------------
Properties free and clear of all Liens except those described in the first sentence of this Section 6.11(c).
                                                                                            ---------------

(d)      Foreign Security  Documents.  Each Foreign Security  Document is effective to create in favor of the Collateral Agent, for the
         ---------------------------
benefit of the Secured Creditors,  a legal, valid and enforceable  security interest in the Collateral purported to be pledged pursuant to such Foreign Security Document having the priority set forth therein and, when the actions  specified in Schedule  6.11(d),  if any,
                                                                                                            -----------------
are taken,  each Foreign  Security  Document shall  constitute a fully  perfected (to the extent such concept  exists under  applicable
Foreign  Requirements  of Law) Lien on, and security  interest in, all right,  title and  interest of the grantors  thereunder  in such
Collateral, in each case prior and superior in right to any other Person, other than Permitted Liens.

1.39     Documents.
         ---------

(a)      True and Accurate  Copies;  Consummation  of  Transaction.  Company has  heretofore  delivered to  Administrative  Agent true,
         ---------------------------------------------------------
correct and complete copies of the Transaction  Documents  entered into in connection with the Transaction.  Company has,  concurrently with the execution and delivery of this Agreement,  consummated the  transactions  contemplated by the Transaction  Documents  pursuant thereto,  and the  Transaction  Documents set forth the entire  agreement  among the parties thereto with respect to the subject matter thereof.  No party to the  Transaction  Documents  has waived the  fulfillment  of any  condition  precedent  set forth  therein to the consummation  of the  transactions  contemplated  thereby,  no party is in  default or has  failed to  perform  any of its  obligations thereunder or under any instrument or document executed and delivered in connection therewith.

(b)      Representations and Warranties in Documents.  All  representations and warranties set forth in the Transaction  Documents were
         -------------------------------------------
true and correct in all material respects at the time as of which such  representations  and warranties were made or deemed made and as of the Initial  Borrowing  Date except to the extent such  representations  and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date.

1.40     Ownership  of Property.  Company and each of its  Subsidiaries  has good and  marketable  title to, or a subsisting  leasehold
         ----------------------
interest in, all items of material real and personal  property used in its operations,  free and clear of all Liens,  except  Permitted
Liens.  Substantially  all items of real and  material  personal  property  owned  by,  leased  to or used by  Company  and each of its
Subsidiaries  are in good  operating  condition and repair,  ordinary wear and tear  excepted,  are free and clear of any known defects except such defects as do not  substantially  interfere  with the  continued use thereof in the conduct of normal  operations,  and are able to serve the function for which they are  currently  being used.  The items of real and personal  property  owned by, leased to or used by Company and each of its  Subsidiaries  constitute all of the assets used in the conduct of such Person's  business as presently conducted,  and neither this Agreement nor any other Document, nor any transaction  contemplated under any such agreement,  will affect any right,  title or  interest  of Company or any of its  Subsidiaries  in and to any of such  assets in a manner that would have or is reasonably  likely to have a  Material  Adverse  Effect.  To the  knowledge  of  Company,  there are no actual,  threatened  or alleged defaults of a material  nature with respect to any leases of real property under which Company or any of its  Subsidiaries is lessee or lessor.

1.41     Capitalization of Company.  On the Initial  Borrowing Date, the  capitalization of each of Holdings and Company will be as set
         -------------------------
forth on Schedule  6.14(a) hereto.  All  outstanding  shares of capital stock of each of Holdings and Company have been duly authorized
         -----------------
and validly  issued and are fully paid and  non-assessable.  Except as set forth on Schedule  6.14(a),  no  authorized  but unissued or
                                                                                    -----------------
treasury shares of Capital Stock of either Holdings or Company are subject to any option,  warrant,  right to call or commitment of any kind or  character.  A complete and correct copy of each of the  Organizational  Documents of each of Holdings and Company in effect on the date of this Agreement and the Initial  Borrowing Date has been delivered to  Administrative  Agent.  Neither  Holdings nor Company
has any outstanding  stock or securities  convertible into or exchangeable for any shares of its Capital Stock, or any rights issued to any Person  (either  preemptive  or other) to  subscribe  for or to purchase,  or any options for the  purchase  of, or any  agreements providing for the issuance  (contingent or otherwise) of, or any calls,  commitments or claims of any character  relating to any of its
Capital  Stock or any stock or securities  convertible  into or  exchangeable  for any of its Capital Stock (other than as set forth in the  Organizational  Documents  of  Company).  Neither  Holdings,  Company  nor any of its  Subsidiaries  is subject to any  obligation
(contingent or otherwise) to repurchase or otherwise  acquire or retire any shares of its Capital Stock or any convertible  securities, rights or options of the type described in the preceding sentence.

1.42     Subsidiaries.
         ------------

(a)      Organization.  Schedule  6.15 hereto sets forth a true,  complete  and correct list as of the Initial  Borrowing  Date of each
         ------------   --------------
Subsidiary  of Company  after giving  effect to the  Transactions  and  indicates  for each such  Subsidiary  (i) its  jurisdiction  of organization,  state identification number and federal employer  identification number (where applicable) or equivalent  organizational number in its  jurisdiction of organization  and exact legal name as it appears on the certificate of  incorporation  or other state or applicable  Governmental Authority issued Organizational  Document and (ii) its ownership (by holder and percentage interest).  Company has no  Subsidiaries  except  for  Subsidiaries  created in  accordance  with  Section  8.15 and those  Subsidiaries  listed as such on
                                                                               -------------
Schedule 6.15 hereto.
-------------

(b)      Capitalization.  All of the issued and  outstanding  shares of Capital  Stock of each  Subsidiary of Company as of the Initial
         --------------
Borrowing  Date are owned,  directly or  indirectly,  by Company.  All shares of Capital Stock of each  Subsidiary of Company have been duly authorized and validly issued,  are fully paid and  non-assessable and are owned, free and clear of all Liens except for Permitted
Liens.  No  authorized  but  unissued  or  treasury  shares of capital  stock of any  Subsidiary  of Company are subject to any option, warrant,  right to call or  commitment of any kind or character.  A complete and correct copy of each  Organizational  Document of each
Domestic  Subsidiary of Company and each Foreign  Subsidiary  of Company whose Capital Stock is required to be pledged  pursuant to any
Security Document has been delivered to Administrative Agent.

1.43     Compliance  With Law, Etc.  Neither  Holdings,  Company nor any of their  Subsidiaries  is in default under or in violation of
         --------------------------
any  Requirement  of Law or  Contractual  Obligation  or under  its  Organizational  Documents,  as the case may be,  in each  case the consequences  of which  default or violation,  either  individually  or in the  aggregate,  would have a Material  Adverse  Effect.  No
Requirement of Law in effect on the date hereof could reasonably be expected to have a Material Adverse Effect.

1.44     Investment  Company Act.  Neither  Holdings,  Company nor any of their  Subsidiaries  is an "investment  company" or a company
         -----------------------
"controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

1.45     Public Utility Holding  Company Act.  Neither  Holdings,  Company nor any of their  Subsidiaries is a "holding  company," or a
         -----------------------------------
"subsidiary  company" of a "holding  company," or an  "affiliate"  of a "holding  company" or of a  "subsidiary  company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

1.46     Environmental  Matters.  (a) Company and each of its  Subsidiaries  have complied  with,  and on the date of such Credit Event
         ----------------------
are in compliance  with, all applicable  Environmental  Laws and  Environmental  Permits  except for such  non-compliance  as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b)      except as  disclosed  on  Schedule 6.19,  there are no material  past,  pending or, to the  knowledge  of Company,  threatened
                                   -------------
Environmental Claims against Company or any of its Subsidiaries or Premises or Former Premises of Company or any of its Subsidiaries.

(c)      there are no facts,  circumstances,  conditions or  occurrences on any Premises of Company or any of its  Subsidiaries  or, to
the  knowledge of Company,  on any Former  Premises of Company or any of its  Subsidiaries  or any property  adjoining  any Premises of
Company or any of its Subsidiaries  that could  reasonably be expected (i) to form the basis of an Environmental  Claim against Company or any of its  Subsidiaries  or any such real  property  except for  Environmental  Claims  which  could not  reasonably  be  expected, individually  or in the  aggregate,  to have a Material  Adverse  Effect,  or (ii) except as disclosed on Schedule  6.19, to cause such
                                                                                                          --------------
Premises to be subject to any  restrictions  on the  ownership,  occupancy,  use or  transferability  of such real  property  under any
Environmental Law.

(d)      Contaminants  have not at any time been  generated,  used,  treated  or stored on, or  transported  to or from,  Released,  or otherwise  come to be located on any Premises or Former  Premises of Company or any of its  Subsidiaries  where such  generation,  use, treatment,  storage,  or Release has violated or could  reasonably be expected to violate or create  liability under any  Environmental
Law and result, individually or in the aggregate, in a Material Adverse Effect.

(e)      except as set forth on Schedule 6.19,  no judicial  proceeding or governmental or administrative  action is pending or, to the
                                -------------
knowledge of Company,  threatened,  under any  Environmental  Law to which Company or any of its  Subsidiaries is or will be named as a party,  nor are  there any  consent  decrees  or other  decrees,  consent  orders,  administrative  orders  or other  orders,  or other administrative or judicial  requirements  outstanding under any Environmental Law with respect to Company, any of its Subsidiaries,  or any currently or formerly owned or leased real property.

(f)      Company  and  each of its  Subsidiaries  have  adopted  procedures  that are  designed  to (i)  ensure  that  Company  and its
Subsidiaries,  any of their operations and each of the properties  owned or leased by Company and each of its  Subsidiaries  remains in compliance  with  applicable  Environmental  Laws and (ii)  minimize  any  liabilities  or potential  liabilities  that Company and its
Subsidiaries,  any of their  operations  and each of the  properties  owned or leased by Company  and its  Subsidiaries  may have under applicable Environmental Laws.

1.47     Labor  Relations.  Neither Company nor any of its  Subsidiaries is engaged in any unfair labor practice that could  reasonably
         ----------------
be expected to have a Material  Adverse  Effect.  There is (i) no material unfair labor practice  complaint  pending against Company or any of its  Subsidiaries or, to the knowledge of Company,  threatened  against any of them before the National Labor Relations Board or any similar Governmental  Authority in any jurisdiction,  and no significant  grievance or significant  arbitration  proceeding arising out of or under any collective  bargaining  agreement is so pending against Company or any of its  Subsidiaries or, to the knowledge of
Company,  threatened  against any of them, (ii) no material strike,  labor dispute,  slowdown or stoppage is pending against Company or any of its  Subsidiaries  or, to the  knowledge of Company,  threatened  against  Company or any of its  Subsidiaries  and (iii) to the
knowledge  of Company,  no question  concerning  union  representation  exists with  respect to the  employees of Company or any of its subsidiaries,  except  (with  respect to any matter  specified  in clause  (i),  (ii) or (iii)  above,  either  individually  or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

1.48     Intellectual  Property,  Licenses,  Franchises  and  Formulas.  Each of  Company  and each of its  Subsidiaries  owns or holds
         -------------------------------------------------------------
licenses or other rights to or under all the patents, patent applications,  trademarks,  designs,  service marks, trademark and service mark  registrations and applications  therefor,  trade names,  copyrights,  copyright  registrations and applications  therefor,  trade secrets,  proprietary information,  computer programs, data bases, licenses,  permits,  franchises and formulas, or rights with respect to the foregoing which are material to the business of Company and its Subsidiaries  (collectively,  "Intellectual Property"),  and has
                                                                                                      ---------------------
obtained  assignments  of all  licenses  and other  rights of whatever  nature,  necessary  for the present  conduct of the business of
Company  and its  Subsidiaries  without  any  known  material  conflict  with the  rights of  others.  Neither  Company  nor any of its
Subsidiaries  has  knowledge  of any  existing or  threatened  claim by any Person  contesting  the  validity,  enforceability,  use or ownership of the  Intellectual  Property,  or of any existing  state of facts that would  support a claim that use by Company or any of its  Subsidiaries of any such  Intellectual  Property has infringed or otherwise  violated any proprietary  rights of any other Person, except as could not reasonably be expected to have a Material Adverse Effect.

1.49     Certain Fees. No broker's or finder's fees or  commissions  or any similar fees or  commissions  will be payable by Company or
         ------------
any of its Subsidiaries with respect to the incurrence and maintenance of the Obligations,  any other  transaction  contemplated by the
Loan  Documents  or  any  services  rendered  in  connection  with  such  transactions.   Company  covenants  that  it  will  indemnify
Administrative  Agent and each  Lender  against  and hold  Administrative  Agent and each  Lender  harmless  from any claim,  demand or liability for broker's or finder's  fees or similar fees or  commissions  alleged to have been  incurred in connection  with any of the transactions contemplated hereby.

1.50     Asbestos  Matters.  Neither Company nor any of its Subsidiaries  (a)  manufactures,  produces or sells any product  containing
         -----------------
asbestos; or (b) has manufactured, produced or sold any product containing asbestos prior to the Effective Date.

1.51     Anti-Terrorism  Laws.  (a) None of the  Credit  Parties  or,  to the  knowledge  of any of the  Credit  Parties,  any of their
         --------------------
Affiliates is in violation of any laws relating to terrorism or money  laundering  ("Anti-Terrorism  Laws"),  including the regulations
                                                                                     --------------------
administered  by the United States  Treasury  Department's  Office of Foreign Asset Control  ("OFAC") and Executive  Order No. 13224 on
                                                                                               ----
Terrorist  Financing,  effective  September 24, 2001 (the "Executive  Order"),  and the Uniting and Strengthening  America by Providing
                                                           ----------------
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

(b)      No Credit Party or, to the knowledge of any of the Credit  Parties,  any of their  Affiliates or their  respective  brokers or other agents acting or benefiting in any capacity in connection with the Loans, is any of the following:

(A)      a Person or entity that is listed in the annex to, or is otherwise  subject to the  prohibitions  contained  in, the Executive
Order or the OFAC regulations;

(B)      a Person or entity  owned or  controlled  by, or acting for or on behalf of, any Person or entity  that is listed in the annex to, or is otherwise subject to the prohibitions contained in, the Executive Order or the OFAC regulations;

(C)      a Person or entity  with which any  Lender is  prohibited  from  dealing  or  otherwise  engaging  in any  transaction  by any
Anti-Terrorism Law;

(D)      a Person or entity that commits,  threatens or conspires to commit or supports  "terrorism" as defined in the Executive  Order or the OFAC regulations; or

(E)      a Person or entity that is named on the most current list of "Specially  Designated  Nationals and Blocked Persons"  published by OFAC at its official website or any replacement website or other replacement official publication of such list.

(c)      No Credit Party or to the  knowledge of any Credit  Party,  any of its agents  acting in any capacity in  connection  with the
Loans (i) conducts any business or engages in making or receiving any  contribution  of funds,  goods or services to or for the benefit of any Person  described  in clause (b) above,  (ii) deals in, or  otherwise  engages in any  transaction  relating to, any property or interests in property  blocked pursuant to the Executive Order or the OFAC  regulations,  or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding,  or attempts to violate,  any of the prohibitions set forth in any Anti-Terrorism Law.

7.

         AFFIRMATIVE COVENANTS

                  Holdings  and  Company  hereby  agree that,  so long as any of the  Commitments  remain in effect,  or any Loan or LC
Obligation remains  outstanding and unpaid or any other amount is owing to any Lender or Administrative  Agent hereunder,  Holdings and
Company shall:

1.52     Financial Statements.  Furnish to Administrative Agent (which shall promptly provide a copy to each Lender):
         --------------------

(a)      Monthly  Financial  Statements.  As soon as  available,  but in any event within 30 days (45 days for the  December  financial
         ------------------------------
statements)  after the end of each  fiscal  month of Company  other  than the last such month of the first  three  Fiscal  Quarters  of
Company in each year, (i) the unaudited  consolidated  balance sheets of Holdings and its  Subsidiaries as of the end of such month and the related  consolidated  statements of income,  retained  earnings and cash flows,  for such month and for the elapsed portion of the
Fiscal Year ended with the last day of such month, in each case setting forth comparative  figures for the  corresponding  month in the prior  Fiscal Year and the  budgeted  figures  for such period as set forth in the  respective  budget  delivered  pursuant to Section
                                                                                                                               --------
7.2(e),  and (ii) unaudited  balance sheets for the European aerosol  operations and May operations as of the end of such month and the related statements of income for such month;

(b)      Quarterly  Financial  Statements.  As soon as available,  but in any event not later than 45 days after the end of each of the
         --------------------------------
first three  Fiscal  Quarters  of each  Fiscal  Year of Company,  (i) the  unaudited  consolidated  balance  sheet of Holdings  and its
Subsidiaries as at the end of such quarter and the related unaudited consolidated  statements of income,  retained earnings and of cash flows of Holdings  and its  Subsidiaries  for such  quarter and the elapsed  portion of the Fiscal Year ended with the last day of such quarter,  in each case setting forth comparative  figures for the  corresponding  quarter in the prior Fiscal Year, for the period from the start of each  Fiscal  Year to the end of such  period and the  budgeted  figures  for such  period as set forth in the  respective budget delivered  pursuant to Section 7.2(e) and (ii) unaudited  balance sheets for the European aerosol  operations and May operations
                              --------------
as of the end of such  quarter and the related  statements  of income for such  quarter,  all of which shall be  certified by the Chief
Financial Officer of Company, subject to normal year-end audit adjustments and the absence of footnotes;

(c)      Annual  Financial  Statements.  As soon as  available,  but in any event  within 90 days after the end of each  Fiscal Year of
         -----------------------------
Company,  a copy of (i) the  consolidated  balance  sheet of Holdings and its  Subsidiaries  as at the end of such year and the related consolidated  statements of income,  retained earnings and of cash flows for such year,  setting forth in each case in comparative form the figures for the previous year and the budgeted  figures for the relevant  period as set forth in the  respective  budget  delivered pursuant to Section 7.2(e) and (ii) additional  financial  statements  regarding  Company,  the European aerosol operations and the May
            --------------
operations in form and substance reasonably acceptable to Administrative Agent.

All such  financial  statements  shall be complete and correct in all material  respects and shall be prepared in accordance  with GAAP applied consistently  throughout the periods reflected therein and with prior periods (except as approved by the accountants  preparing such  statements  or the Chief  Financial  Officer,  as the case may be, and disclosed  therein)  and, in the case of the  consolidated financial statements referred to in Section 7.1(c)(i),  accompanied by a report thereon of independent  certified public accountants of
                                    -----------------
recognized  national  standing,  which report  shall  contain no  qualifications  with  respect to the  continuance  of Company and its
Subsidiaries  as going concerns or otherwise and shall state that such  financial  statements  present fairly in all material  respects the financial  position of Company and its  Subsidiaries  as at the dates  indicated and the results of their  operations and cash flow for the periods  indicated in conformity  with GAAP and that the  examination  by such  accountants  in connection  with such financial statements has been made in accordance with GAAP.

1.53     Certificates; Other Information.  Furnish to Administrative Agent (which shall promptly provide a copy to each Lender):
         -------------------------------

(a)      Officer's  Certificates.  Concurrently  with the  delivery of the  financial  statements  referred to in Sections  7.1(b) and
         -----------------------                                                                                  ---------------------
7.1(c),  a certificate of  Responsible  Financial  Officer  substantially  in the form of Exhibit  7.2(a) (a "Compliance  Certificate")
                                                                                          ---------------     -----------------------
stating that, to the best of such officer's  knowledge,  (i) such financial  statements  present  fairly in all material  respects,  in accordance  with GAAP, the financial  condition and results of operations of Company and its  Subsidiaries  for the period  referred to therein (subject,  in the case of interim statements,  to normal recurring  adjustments and the absence of footnotes) and (ii) no Event of Default or Unmatured Event of Default has occurred,  except as specified in such certificate and, if so specified,  the action which
Company  proposes to take with respect  thereto,  which  certificate  (other than such  certificate  delivered  together with financial statements,  required  by Section  7.1(a))  shall set forth  detailed  computations  to the extent  necessary  to  establish  Company's
                          ---------------
compliance with the covenants set forth in Article IX of this Agreement;
                                           ----------

(b)      Audit Reports and Statements.  Promptly  following  Company's receipt thereof,  copies of all consolidated  financial or other
         ----------------------------
consolidated  reports or  statements,  if any,  submitted  to Company or any of its  Subsidiaries  by  independent  public  accountants relating to any  annual or interim audit of the books of Company or any of its Subsidiaries;

(c)      Accountant's  Certificates.  Concurrently with the delivery of the financial  statements referred to in Section 7.1(c), to the
         --------------------------                                                                              --------------
extent not contrary to the then current  recommendations of the American Institute of Certified Public Accountants,  a certificate from
Deloitte & Touche LLP or other  independent  certified  public  accountants  of nationally  recognized  standing,  stating that, in the course of their annual audit of the books and records of Company,  no Event of Default or Unmatured  Event of Default has come to their attention  which was continuing at the end of such Fiscal Year or on the date of their  certificate,  or if such an Event of Default or
Unmatured  Event of  Default  has come to their  attention,  the  certificate  shall  indicate  the  nature of such Event of Default or
Unmatured Event of Default;  it being understood that such audit was conducted with respect to accounting  matters and was not directed at determining the existence of any Unmatured Event of Default or Event of Default; and

(d)      Management  Letters.  Promptly after receipt  thereof,  a copy of any "management  letter"  received by Holdings or any of its
         -------------------
Subsidiaries from its certified public accountants;

(e)      Budgets;  Projections.  As soon as available and in any event within  thirty (30) days  following the first day of each Fiscal
         ---------------------
Year of Company (i) an annual budget in form  satisfactory  to  Administrative  Agent  (including  budgeted  balance sheet and budgeted statements of income,  cash flows,  retained  earnings and  shareholders'  equity)  prepared by Company for each Fiscal Quarter of such
Fiscal Year and (ii)  projections  in form  satisfactory  to  Administrative  Agent  covering  the period from such Fiscal Year through
December 31, 2011, in each case  prepared in reasonable  detail,  with  appropriate  presentation,  which shall be  accompanied  by the statement of the chief executive officer or Chief Financial  Officer of Company to the effect that, to the best of his knowledge,  such budget and projections are a reasonable estimate for the periods respectively covered thereby;

(f)      Public Filings;  Reports.  Within three (3) Business Days after  transmission or receipt thereof,  copies of (i) all financial
         ------------------------
statements,  filings,  registrations  and  reports  which  Holdings or Company  may make to, or file with the SEC or any  successor  or analogous  Governmental  Authority  and (ii) all material  notices and reports as Holdings or Company shall send to a holder of Secured
Notes,  Subordinated  Notes or any  Permitted  Refinancing  thereof in its  capacity  as a holder  and after a  Qualified  IPO,  to its shareholders generally;

(g)      Negative  Covenant Report. If the Total Leverage Ratio for the most recently  completed Fiscal Year of Holdings,  as set forth
         -------------------------
on the  Compliance  Certificate  delivered in accordance  with Section  7.2(a),  equals  5.0:1.0 or more,  then  concurrently  with the
                                                               ---------------
delivery of the financial  statements  referred to in Section 7.1(c), a report of Responsible  Financial  Officer  substantially in the
                                                      --------------
form of Exhibit 7.2(g) setting forth calculations related to certain covenants contained in Article VIII of this Agreement; and
        --------------                                                                      ------------

(h)      Other  Requested  Information.  Such other  information  respecting the respective  properties,  business  affairs,  financial
         -----------------------------
condition  and/or  operations of Company or any of its  Subsidiaries or the Collateral as  Administrative  Agent or any Lender may from time to time reasonably request.

1.54     Notices.  Promptly and in any event within five (5)  Business  Days after an officer of Company or of any of its  Subsidiaries
         -------
obtains  knowledge  thereof,  give written notice to  Administrative  Agent (which shall promptly provide a copy of such notice to each
Lender) of:

(a)      Event of Default or  Unmatured  Event of  Default.  The  occurrence  of any Event of Default or  Unmatured  Event of  Default,
         -------------------------------------------------
accompanied  by a statement of the Chief  Financial  Officer  setting forth details of the  occurrence  referred to therein and stating what action Company proposes to take with respect thereto;

(b)      Litigation  and Related  Matters.  The  commencement  of, or any material  development  in, any action,  suit,  proceeding  or
         --------------------------------
investigation  pending or threatened  against or affecting  Company or any of its  Subsidiaries or any of their  respective  properties before any arbitrator or Governmental  Authority,  (i) in which the amount  involved is $5,000,000 or more in the aggregate,  (ii) with respect to any  Document or any  material  Indebtedness  or Capital  Stock of Company or any of its  Subsidiaries  or (iii)  which,  if determined adversely to Company or any of its Subsidiaries,  could reasonably be expected,  individually or in the aggregate, to have a
Material Adverse Effect;

(c)      Environmental  Matters.  The  occurrence  of one or more of the  following  environmental  matters  which could  reasonably be
         ----------------------
expected to subject Company or its Subsidiaries to liability individually or in the aggregate in excess of $5,000,000:

(i)      any pending or threatened  Environmental  Claim against  Company or any of its  Subsidiaries  or any real property at any time owned or operated by Company or any of its Subsidiaries;

(ii)     any  condition  or  occurrence  on or arising  from any real  property  at any time owned or operated by Company or any of its
Subsidiaries that (y) results in material  noncompliance by Company or any of its Subsidiaries with any applicable  Environmental  Law, or (z) could reasonably be expected to form the basis of a material  Environmental  Claim against Company or any of its Subsidiaries or any such real property;

(iii)    any  condition or occurrence  on any real  property at any time owned or operated by Company or any of its  Subsidiaries  that could  reasonably  be expected to cause such real  property  to be subject to any  restrictions  on the  ownership,  occupancy,  use or transferability of such real property under any Environmental Law; and

(iv)     the taking of any Remedial  Action in response to the actual or alleged  presence of any  Contaminant  on any real property at any time owned or operated by Company or any of its Subsidiaries.

All such notices shall describe in reasonable detail the nature of the Environmental  Claim,  investigation,  condition,  occurrence or
Remedial Action and Company's or such  Subsidiary's  response  thereto.  In addition,  Company will provide  Administrative  Agent with copies  of all  material  written  communications  with any  Governmental  Authority  relating  to  actual  or  alleged  violations  of
Environmental  Laws, all material written  communications  with any Person relating to Environmental  Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by Administrative Agent or any Lender.

(d)      Notice of Change of  Control.  Each  occasion  that any  Change of  Control  shall  occur and such  notice  shall set forth in
         ----------------------------
reasonable detail the particulars of each such occasion; and

1.55     Conduct of Business and  Maintenance  of  Existence.  Continue to engage in business of the same general type as now conducted
         ---------------------------------------------------
by it (or  reasonably  related  or  incidental  thereto)  and  preserve,  renew and keep in full  force and  effect its and each of its
Subsidiary's  corporate existence and take all reasonable action to maintain all rights,  privileges and franchises material to its and those of each of its Subsidiaries'  business except as otherwise  permitted  pursuant to Sections 8.3 and 8.4 and comply and cause each
                                                                                         ------------     ---
of its Subsidiaries to comply with all material Contractual Obligations and material Requirements of Law.

1.56     Payment of  Obligations.  Pay or discharge  or otherwise  satisfy at maturity  or, to the extent  permitted  hereby,  prior to
         -----------------------
maturity or before they become  delinquent,  as the case may be, and cause each of its  Subsidiaries  to pay or  discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be:

(a)      all its and their respective Indebtedness;

(b)      all taxes, duties, levies, imposts, deductions,  assessments,  charges or withholdings imposed upon any of them or upon any of their income or profits or any of their respective properties or assets prior to the date on which penalties attach thereto; and

(c)      all lawful claims prior to the time they become a Lien (other than Permitted  Liens) upon any of their  respective  properties or assets;

provided,  however, that neither Company nor any of its Subsidiaries shall be required to pay or discharge any such Indebtedness,  tax,
--------   -------
duty, levy, impost, deduction,  assessment,  charge,  withholding or claim while the same is being contested by it in good faith and by appropriate  actions so long as Company or such Subsidiary,  as the case may be, shall have set aside on its books adequate reserves in accordance with GAAP (segregated to the extent required by GAAP) with respect thereto.

1.57     Inspection of Property,  Books and Records.  Keep, or cause to be kept,  and cause each of its  Subsidiaries  to keep or cause
         ------------------------------------------
to be kept,  adequate  records and books of account,  in which  complete  entries are to be made  reflecting its and their business and financial  transactions,  such entries to be made in accordance with GAAP (or with respect to Foreign Subsidiaries in such other manner as is acceptable to  Administrative  Agent) and all material  Requirements  of Law and permit,  and cause each of its  Subsidiaries  to permit,  any Lender or its respective  representatives,  during normal business hours, and from time to time at the reasonable  request of such Lender made to Company and upon reasonable  notice,  to visit and inspect its and their respective  properties,  to examine and make copies of and take abstracts from its and their respective  records and books of account,  and to discuss its and their respective affairs,  finances and accounts with its and their respective principal officers,  directors and independent public accountants (and by this provision  Company  authorizes such  accountants to discuss with the Lenders and such  representatives  the affairs,  finances and accounts of Company  and its  Subsidiaries  reasonably  related to the  matters  contemplated  hereby  provided  that  Company has been furnished reasonable prior notice of such discussion and has been provided an opportunity to participate therein).

1.58     ERISA;  Foreign  Pension  Plan.  (a) As soon as  practicable  and in any event within  three (3) Business  Days after a Credit
         ------------------------------
Party,  any of its  Subsidiaries  or any of their ERISA  Affiliates  knows or has reason to know that a Termination  Event has occurred with respect to any Plan (whether or not the requirement for notice of such  Termination  Event has been waived by the PBGC),  deliver, or cause such Subsidiary or ERISA Affiliate to deliver,  to Administrative  Agent a certificate of a responsible  officer of the Credit
Party or such Subsidiary or ERISA Affiliate,  as the case may be, setting forth the details of such  Termination  Event and the action, if any,  which the Credit  Party or such  Subsidiary  or ERISA  Affiliate  is required or proposes to take,  together  with any notices required or proposed to be given;

(b)      As soon as possible and in any event within three (3) Business Days after a Credit Party,  any of its  Subsidiaries  or any of their ERISA  Affiliates  knows or has reason to know that any of the  following  have  occurred or is  reasonably  likely to occur with respect to any Plan or Multiemployer Plan:

(i)      a Plan or Multiemployer  Plan has been or may be terminated,  reorganized,  petitioned or declared insolvent under Title IV of
ERISA,

(ii)     the Plan Sponsor takes any action to terminate a Plan or Multiemployer Plan,

(iii)    the PBGC has instituted or will institute  proceedings  under  Section 515 of ERISA to collect a delinquent  contribution to a
Multiemployer Plan or under Section 4042 of ERISA to terminate a Plan or Multiemployer Plan,

(iv)     that an accumulated  funding  deficiency has been incurred or that on application  may be or has been made to the Secretary of the  Treasury for a waiver or  modification  of the minimum  funding  standard  (including  any  required  installment  payments) or on extension of any amortization period under Section 412 of the Code,

(v)      that a Credit Party,  any of its  Subsidiaries or any of their ERISA  Affiliates  will or may incur any liability  (including, but not limited to,  contingent or secondary  liability)  to or on account of a Plan or  Multiemployer  Plan under  Section 401(a)(29),
4971, 4975 or 4980 of the Code or Section 409 or 502(1) of ERISA, or

(vi)     that a Credit Party,  any of its  Subsidiaries  or any of their ERISA  Affiliates  has or may incur any  liability  that could reasonably be expected to result in a Material  Adverse  Effect under any "welfare  plan" (within the meaning of Section 3(1) of ERISA)
that  provides  benefits to retired  employees  (other than as  required  by Section  601 et seq. of ERISA) or any  "pension  plan" (as defined in Section 3(2) of ERISA),  deliver, or cause such Subsidiary or ERISA Affiliate to deliver, to Administrative  Agent a written notice thereof; and

(c)      As soon as  possible  and in any event  within  five (5)  business  days after  receipt of notice of any  material  withdrawal liability  assessed  against a Credit  Party,  any of its  Subsidiaries  or any of their  ERISA  Affiliates  as a result of a  complete withdrawal or partial withdrawal (within the meaning of Sections 4203 and 4205,  respectively,  of ERISA) from any Multiemployer  Plan, deliver, or cause such Subsidiary or ERISA Affiliate to deliver, to Administrative Agent a written notice thereof.

For purposes of this Section 7.7, Company shall be deemed to have knowledge of all facts known by the Plan Administrator of any Plan
                     -----------
of which Company is the Plan Sponsor, and each Subsidiary of Company shall be deemed to have knowledge of all facts known by the Plan
Administrator of any Plan of which such Subsidiary, respectively, is a Plan Sponsor.  In addition to its other obligations set forth in this Article VII, the Credit Parties shall, and shall cause each of its Subsidiaries and ERISA Affiliates to:
        -----------

(i)      provide  Administrative  Agent with prompt  written  notice,  with respect to any Plan,  of any failure to satisfy the minimum funding standard requirements of Section 412 of the Code,

(ii)     furnish to Administrative  Agent,  promptly after delivery of the same to the PBGC, a copy of any delinquency  notice pursuant to Section 412(n)(4) of the Code,

(iii)    correct any such failure to satisfy  funding  requirements  or delinquency  referred to in the foregoing  clauses (i) and (ii)
within ninety (90) days after the occurrence  thereof,  except where the failure to so satisfy would not reasonably be expected to have a Material Adverse Effect;

(iv)     comply in good faith in all material  respects with the  requirements set forth in Section 4980B of the Code and with Sections
601(a) and 606 of ERISA;

(v)      at the reasonable  request of any Lender,  deliver to such Lender (and a copy to Administrative  Agent) complete copies of the most recent  annual  report (Form 5500) of each Plan filed with the United  States  Department  of Labor and the most recent  actuarial report completed with respect to any Plan; and

(vi)     at the  reasonable  request of any  Lender,  deliver to such Lender (and a copy to  Administrative  Agent)  copies of the most recent  annual  reports,  actuarial  reports and notices  received by Company or any of its  Subsidiaries  with  respect to any Foreign
Pension Plan no later than ten (10) days after the date of such request.

(d)      Establish,  maintain and operate all Foreign  Pension Plans in compliance in all material  respects with all  Requirements  of
Law and the respective  requirements of the governing documents for such Plans,  including the payment of any required contributions on or before the due date for such payments,  except for failures to comply which,  in the aggregate,  could not be reasonably be expected to subject Company or any of its Subsidiaries to liability, individually or in the aggregate in excess of $2,000,000.

1.59     Maintenance of Property, Insurance.  (a)    Keep,  and  cause  each  of  its  Subsidiaries  to  keep,  all  material  property
         ----------------------------------
(including,  but not limited to, equipment)  useful and necessary in its business in good working order and condition,  normal wear and tear and damage by casualty excepted, and subject to Section 8.4.
                                                     -----------

(b)      maintain,  and shall cause each of its Subsidiaries to maintain,  with  financially  sound and reputable  insurers,  insurance with respect to its  material  properties  and business  against  loss or damage of the kinds  customarily  insured  against by Persons engaged in the same or similar business,  of such types and in such amounts as are customarily  carried under similar  circumstances by such other Persons.  Such insurance shall be maintained with financially  sound and reputable  insurers,  except that a portion of such insurance  program (not to exceed that which is customary  in the case of companies  engaged in the same or similar  business or having similar properties  similarly  situated) may be effected through  self-insurance,  provided adequate reserves  therefor,  in accordance with GAAP, are maintained, and

(c)      furnish to  Administrative  Agent,  on the Initial  Borrowing  Date and  annually  on each date of  delivery of the  financial statements under Section 7.1(c),  full information as to the insurance  carried.  All insurance  policies or certificates (or certified
                 --------------
copies thereof) with respect to such insurance:

(i)      shall be endorsed to the Collateral  Agent's  reasonable  satisfaction  for the benefit of the Secured  Creditors  (including, without limitation, by naming the Administrative Agent as loss payee or additional insured, as appropriate); and

(ii)     shall state that such  insurance  policy shall not be canceled or revised in any material  respect  without thirty days' prior to written notice thereof by the insurer to the Collateral Agent.

At any time that insurance at levels described in Schedule 7.8 is not being maintained by Company or any of its  Subsidiaries,  Company
                                                  ------------
will notify the Lenders in writing  within three (3) Business  Days thereof.  The  provisions of this Section 7.8 shall be deemed to be
                                                                                                      -----------
supplemental to, but not duplicative of, the provisions of any of the Security Documents that require the maintenance of insurance.

1.60     Environmental  Laws. (a) Comply with, and cause its  Subsidiaries to comply with,  and, in each case take reasonable  steps to
         -------------------
ensure  compliance  by all tenants  and  subtenants,  if any,  with,  all  applicable  Environmental  Laws and obtain and comply in all material  respects with and maintain,  and take  reasonable  steps to ensure that all tenants and  subtenants  obtain and comply in all material respects with and maintain, any and all licenses,  approvals,  notifications,  registrations or permits required by applicable
Environmental  Laws  except,  in each case,  to the extent that  failure to do so could not  reasonably  be expected to have a Material
Adverse Effect;

(b)      Conduct  and  complete  all  investigations,   studies,  sampling  and  testing,  and  all  Remedial  Actions  required  under
Environmental  Laws and promptly comply in all material  respects with all lawful orders,  directives and  information  requests of all
Governmental  Authorities  regarding  Environmental  Laws  except to the  extent  that the same are being  contested  in good  faith by appropriate actions and the pendency of such actions could not reasonably be expected to have a Material Adverse Effect; and

(c)      Furnish or cause to be furnished to Administrative  Agent, at Company's expense,  subsequent to a notice from any Governmental
Authority  where the subject  matter of such notice would have or could  reasonably  be expected to have a Material  Adverse  Effect or during the  existence  of an Event of Default,  and upon the written  request of  Administrative  Agent,  a report of an  environmental assessment of reasonable scope, form and depth,  including,  where appropriate under a reasonably  prudent business judgment  standard, invasive soil or groundwater  sampling,  by a consultant  reasonably  acceptable to Administrative Agent addressing the subject of such notice or, if during the existence of an Event of Default,  regarding any release or threat of release of  Contaminants on the Premises or Former  Premises and the  compliance  by Company and each of its  Subsidiaries  with  Environmental  Laws.  If Company or any of its
Subsidiaries  fail to deliver such an  environmental  assessment  within sixty (60) days after  receipt of such written  request,  then
Administrative  Agent may arrange for same, and Company hereby grants to  Administrative  Agent and its  representatives  access to the
Premises or Former  Premises (to the same extent Company has a right to such access) and a license of a scope  reasonably  necessary to undertake such an assessment  (including,  where appropriate under a reasonably  prudent business judgment  standard,  invasive soil or groundwater  sampling).  The reasonable cost of any assessment arranged for by Administrative  Agent pursuant to this provision will be payable by Company on demand and added to the obligations secured by the Security Documents; and

(d)      Conduct and complete all investigations,  studies, sampling and testing and all remedial,  removal and other actions necessary to address all  Contaminants  on, from, or affecting the Premises,  Former Premises or any other real property to the extent  necessary to be in compliance with all  Environmental  Laws and all other  applicable  federal,  state,  and local laws,  regulations,  rules and policies and with the orders and directives of all Governmental  Authorities  exercising  jurisdiction over such real property,  except to the extent that the obligation to do so is being contested in good faith by appropriate actions.

1.61     Use of Proceeds.  Use all proceeds of the Loans as provided in Section 6.8.
         ---------------                                                -----------

1.62     Additional Security; Further Assurances.
         ---------------------------------------

(a)      Additional Guarantors and Pledgors.
         ----------------------------------

(i)      Company agrees to cause each Domestic  Subsidiary to become a party to the Subsidiary  Guaranty and the Security  Agreement in
accordance with the terms thereof;

(ii)     Company  agrees to cause each  Subsidiary  that becomes a guarantor of  obligations  arising under any Permitted Debt Document and that is not at such time party to the  Subsidiary  Guaranty to become a party to the  Subsidiary  Guaranty in  accordance  with the terms thereof.

(b)      Pledge of New Subsidiary  Stock.  Company agrees to pledge (or to cause its  Subsidiaries  to pledge) all of the Capital Stock
         -------------------------------
of each new Domestic  Subsidiary  and 65% of the Capital Stock  entitled to vote of each new first-tier  Foreign  Subsidiary  (directly owned by Company or a Domestic Subsidiary)  established,  acquired,  created or otherwise in existence after the Initial Borrowing Date to Collateral  Agent for the benefit of the Secured  Creditors  pursuant to the terms of the Security  Agreement  promptly,  and in any event, within sixty (60) days of the creation of such new Subsidiary;

(c)      Agreement to Grant  Additional  Security.  (i) Promptly,  and in any event within 30 days after the  acquisition by Company or
         ----------------------------------------
any  Subsidiary  Guarantor  of assets or real or  personal  property or  leasehold  interests  of the type that would have  constituted
Collateral  at the date hereof  (other  than any parcel of real  estate or  leasehold  interest  with a fair market  value of less than
$1,000,000  individually  or $2,500,000 in the aggregate) and  investments  of the type that would have  constituted  Collateral on the date hereof (the  "Additional  Collateral"),  Company will,  and will cause each of its  Subsidiaries  to, take all  necessary  action,
                   ----------------------
including (i) the filing of appropriate  financing  statements under the provisions of the UCC, applicable  foreign,  domestic or local laws,  rules or regulations in each of the offices where such filing is necessary or appropriate  and (ii) with respect to real estate, the  execution  of a mortgage,  the  obtaining  of title  insurance  policies,  title  surveys and real  estate  appraisals  satisfying applicable  Requirements  of Law,  to grant the  Collateral  Agent for the benefit of the Secured  Creditors  pursuant to the  Security
Documents a perfected  Lien (subject only to Permitted  Liens) in such  Collateral  pursuant to and to the full extent  required by the
Security Documents and this Agreement.

(ii)     If,  following a change in the  relevant  sections of the Code,  the  regulations  and rules  promulgated  thereunder  and any rulings issued  thereunder and at the request of Administrative  Agent or the Required  Lenders,  Company does not within 60 days after such request deliver evidence satisfactory to Administrative Agent with respect to any Foreign Subsidiary of Company that:

(a)      a pledge of 66% or more of the total  combined  voting  power of all  classes  of  capital  stock of such  Foreign  Subsidiary entitled to vote,

(b)      the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiary Guaranty or

(c)      the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement,

                           in either case would cause the earnings of such  Foreign  Subsidiary  to be treated as a deemed  dividend to such Foreign  Subsidiary's  United States  parent,  would result in a material  adverse tax impact on Company or its  Subsidiaries,  or would otherwise violate a material applicable law, then
                                    (1)     in the case of a failure to  deliver  the  evidence  described  in clause  (a) above,  that portion of such Foreign  Subsidiary's  outstanding  capital stock not  theretofore  pledged  pursuant to a Security  Document  shall be pledged to Collateral Agent for the benefit of the Secured Creditors pursuant to a Security Document,

                                    (2)     in the case of a failure to  deliver  the  evidence  described  in clause  (b) above,  such
Foreign Subsidiary shall execute and deliver a guaranty of the Obligations of Company under the Loan Documents, and

                                    (3)     in the case of a failure to  deliver  the  evidence  described  in clause  (c) above,  such
Foreign  Subsidiary shall execute and deliver a Security Document granting  Collateral Agent for the benefit of the Secured Creditors a security  interest  in all of  such  Foreign  Subsidiary's  assets,  in  each  case  will  all  documents  delivered  pursuant  to this
Section 7.12(v) to be in form and substance reasonably satisfactory to Administrative Agent.
---------------

(d)      Documentation for Additional  Security.  The security  interests required to be granted pursuant to this Section 7.11 shall be
         --------------------------------------                                                                   ------------
granted pursuant to such security  documentation  (which shall be substantially  similar to the Security Documents already executed and delivered by Company) (the "Additional Security Documents")  reasonably  satisfactory in form and substance to Administrative Agent and
                            -----------------------------
shall constitute valid and enforceable first priority  perfected  security  interests subject to no other Liens except Permitted Liens.
The Additional  Security  Documents and other  instruments  related  thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish,  perfect,  preserve and protect the Liens,  in favor of Collateral  Agent for the benefit of the Secured Creditors,  required to be granted pursuant to the Additional Security Document and, all taxes,  duties, levies, imposes,  deductions,  assessments,  charges,  withholdings,  reasonable fees and other charges payable in connection therewith shall be paid in full by Company.  At the time of the  execution  and delivery of the  Additional  Security  Documents,  Company  shall cause to be delivered to Administrative  Agent such agreements,  opinions of counsel,  title surveys,  real estate appraisals and other related  documents as may be reasonably  requested by  Administrative  Agent to assure itself that this  Section 7.12 has been complied
                                                                                                         ------------
with.

(e)      Third Party  Consents.  With respect to any  property  leased after the  Effective  Date or with respect to any new  locations
         ---------------------
after the  Effective  Date where a Credit Party may store any single asset with a fair market value in excess of $100,000 or a group of assets with a fair market value in excess of $500,000,  upon the request of the  Collateral  Agent,  the Credit  Parties will  promptly
(but in any event  within 30 days of such  request)  use all  reasonable  efforts to provide the  Collateral  Agent with such  estoppel letters,  consents and waivers from (a) landlords of real property leased to a Credit Party,  (b)  warehousemen  and (c) bailees as may be reasonably  requested by the  Administrative  Agent,  which  estoppel  letters,  consents and waivers shall be in form and substance reasonably satisfactory to the Collateral Agent.

1.63     Contributions;  Payments.  (a) Holdings will  contribute as an equity  contribution to the capital of Company upon its receipt
         ------------------------
thereof,  any cash proceeds  (net of  reasonable  costs  associated  with such sale or issuance)  received by Holdings from any sale or issuance of its preferred or common equity or any cash capital contributions received by Holdings.

(b)      Company  will use the  proceeds  of all equity  contributions  received  by it from  Holdings  as provided in clause (a) above toward the repayment of Loans to the extent required by Section 4.4(e).
                                                        --------------

1.64     Maintenance of Corporation  Separateness.  Neither  Company nor any of its  Subsidiaries  shall make any payment to a creditor
         ----------------------------------------
of Holdings  (other than a Secured  Creditor  pursuant to any Loan  Document or an Interest Rate  Agreement or Other Hedging  Agreement
entered  into with any such  Secured  Creditor) in respect of any  liability  of  Holdings,  and no bank  account of Holdings  shall be commingled  with any bank account of Company or any of its  Subsidiaries.  Neither Company nor any of its  Subsidiaries  shall take any action,  or conduct its affairs in a manner,  which is likely to result in the  corporate  existence of Holdings on the one hand and of
Company or any  Subsidiary of Company on the other hand being  ignored,  or in the assets and  liabilities of Company or any Subsidiary of Company being substantively consolidated with those of Holdings in a bankruptcy, reorganization or other insolvency proceeding.

8.

         NEGATIVE COVENANTS

                  Holdings  and  Company  hereby  agree  that,  so long as any of the  Commitments  remain  in effect or any Loan or LC
Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Administrative Agent hereunder:

1.65     Liens.  Holdings  and Company  will not and will not permit any of their  Subsidiaries  to,  directly or  indirectly,  create,
         -----
incur,  assume or suffer to exist or agree to create,  incur or assume any Lien in, upon or with  respect to any of its  properties  or assets  (including,  without  limitation,  any  securities  or debt  instruments  of any of their  Subsidiaries),  whether now owned or hereafter  acquired,  or assign or otherwise  convey any right to receive  income to secure any  obligation;  except for the  following
Liens (herein referred to as "Permitted Liens"):
                              ---------------

(a)      Liens created by the Loan Documents;

(b)      Customary Permitted Liens;

(c)      Liens existing on the date hereof to secure  Indebtedness to Remain  Outstanding listed on Schedule 6.5(d) hereto or listed on
                                                                                                    ---------------
Schedule 8.1(c) hereto;
---------------

(d)      Liens on any  property  (i)  securing  Indebtedness  (including  Capitalized  Lease  Obligations)  incurred or assumed for the purpose of financing all or any part of the  acquisition,  construction,  repair or improvement  cost of such property (or financing of the purchase  price within ninety (90) days after the  respective  purchase of assets) and (ii) of any Person at the time such property is acquired or such Person becomes a Subsidiary  and, in each case, not created in  contemplation  of or in connection with such event;
provided that in the case of both (i) and (ii):

(x)~     any such Lien does not extend to or cover any other property or assets of Company or any other Credit Party;

(y)~     the  Indebtedness  secured by any such Lien does not exceed  100% of the fair market  value of such  property or assets at the time of such acquisition; and

(z)~     the Indebtedness secured by any such Lien is permitted to be incurred pursuant to Section 8.2(d).
                                                                                           --------------

(e)      any Lien arising out of any Permitted  Refinancing  of any  Indebtedness  secured by any Lien permitted by clauses (c) and (d)
of this Section; provided that such Indebtedness is not increased and is not secured by any additional assets; and
                 --------

(f)      Liens incurred in connection with Sale-Leaseback transactions permitted under Section 8.9;
                                                                                       -----------

(g)      Liens securing  Indebtedness of Foreign  Subsidiaries  (including any refinancings of such Indebtedness),  provided that, such
                                                                                                                    --------
Liens do not at any time encumber any Collateral and the Dollar  Equivalent amount of such  Indebtedness  shall not exceed  $15,000,000 in the aggregate at any one time outstanding;

(h)      subject to the terms of the  Intercreditor  Agreement,  Lien on the  Collateral  securing the Secured  Notes or any  Permitted
Refinancing thereof; and

(i)      additional Liens incurred by Company and its Subsidiaries  which do not secure  Indebtedness for money borrowed so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $1,000,000.

                  In addition,  Holdings  and Company  will not,  and will not permit any other Credit Party to,  become a party to any agreement,  note,  indenture or other instrument,  or take any other action,  which would prohibit the creation of a Lien on any of its properties or other assets in favor of Collateral  Agent for the benefit of the Secured  Creditors,  as collateral for the Obligations, provided that, any agreement,  note,  indenture or other instrument in connection with Indebtedness  permitted under Sections 8.2, (d),
--------                                                                                                             ------------  ---
(f),  (j) and (k) may  prohibit the  creation of a Lien in favor of  Collateral  Agent for the benefit of the Secured  Creditors on the
---   ---     ---
items of property  obtained with the proceeds of or securing such  Indebtedness and any  non-material  Contractual  Obligation  entered into in the ordinary course of business may contain restrictions of the type described in Section 8.13(c).
                                                                                          ---------------

1.66     Indebtedness.  Holdings  and Company  will not,  and will not permit any of their  Subsidiaries  to,  directly or  indirectly,
         ------------
incur, create, assume directly or indirectly, or suffer to exist any Indebtedness except:

(a)      Indebtedness incurred pursuant to this Agreement and the other Loan Documents;

(b)      Customary Permitted Guarantees;

(c)      Indebtedness  evidenced  by the Secured  Notes,  the  Subordinated  Notes,  the Series B Notes and any  Permitted  Refinancing
thereof;

(d)      Indebtedness  secured by Liens  permitted  under Section  8.1(d) and any Permitted  Refinancing  thereof;  provided,  that the
                                                          ---------------                                           --------
aggregate  outstanding  principal  amount of such  Indebtedness at any time (i) shall not, when added to  Indebtedness  permitted to be outstanding  pursuant to Section 8.2(f),  exceed  $15,000,000  provided that if the First Lien Leverage Ratio for any Test Period after
                         --------------                        --------
the Closing Date equals 2.5:1.0 or less,  such aggregate  amount shall increase to $20,000,000  and (ii) shall not, when added together with Indebtedness permitted to be outstanding pursuant to Section 8.2(e), (f) and (o), exceed $40,000,000;
                                                          --------------  ---     ---

(e)      Unsecured  Indebtedness  of a Subsidiary of Company issued and  outstanding  on or prior to the date on which such  Subsidiary was acquired by Company (other than  Indebtedness  issued as  consideration  in, or to provide all or any portion of the funds utilized to consummate the transaction or series of related  transactions  pursuant to which such Subsidiary became a Subsidiary or was acquired by Company) and any Permitted  Refinancing thereof which,  together with Indebtedness  permitted to be outstanding pursuant to Section
                                                                                                                               --------
8.2(d), (f) and (o), does not exceed $40,000,000;
------  ---     ---

(f)      Indebtedness in respect of Sale and Leaseback Transactions permitted under Section 8.9;
                                                                                    -----------

(g)      Indebtedness  not to exceed  $1,000,000  in the  aggregate at any time arising from the honoring by a bank or other  financial institution  of a  check,  draft or  similar  instrument  inadvertently  (except  in the case of  daylight  overdrafts)  drawn  against insufficient  funds in the  ordinary  course of business,  or pursuant to netting  services or  otherwise  in  connection  with Deposit
Accounts, in each case, so long as such Indebtedness is extinguished within five (5) Business Days of the incurrence thereof;

(h)      Indebtedness  under Interest Rate Agreements entered into to protect Company or any of its Subsidiaries  against  fluctuations in interest rates in respect of the Obligations;

(i)      Indebtedness  under Other  Hedging  Agreements  providing  protection  against  fluctuations  in  currency,  exchange  rate or commodity  values in  connection  with  Company's  or any of its  Subsidiaries'  operations  so long as  management  of Company or such
Subsidiary,  as the case may be,  has  determined  that  entering  into of such  Other  Hedging  Agreements  was for bona fide  hedging
                                                                                                                     ---- ----
activities;

(j)      Indebtedness  of Company or any of its  Subsidiaries  consisting of  take-or-pay  obligations  contained in supply  agreements entered into in the ordinary  course of business or arising from agreements of Company or a Subsidiary  providing for  indemnification, adjustment of purchase price, or other similar obligations  (exclusive of any Guarantee  Obligation of Indebtedness of the purchaser in such  transaction),  in each case,  incurred or assumed in connection with the  disposition of any business,  assets or a Subsidiary of
Company;  provided the maximum  assumable  liability  in respect of all such  Indebtedness  shall at no time exceed the gross  proceeds actually received by Company and its subsidiaries in connection with such disposition;

(k)      Indebtedness permitted to be incurred pursuant to the documents governing  Indebtedness  outstanding on the date hereof in the maximum amounts listed on Schedule 6.5(d) hereto and any Permitted Refinancing thereof.
                          ---------------

(l)      Intercompany  Indebtedness  to the extent  permitted by Section 8.7;  provided,  however,  that in the event of any subsequent
                                                                 -----------   --------   -------
issuance or transfer of any Capital  Stock which  results in the holder of such  Indebtedness  ceasing to be a Subsidiary or Company or any subsequent  transfer of such Indebtedness  (other than to Company or any of its Subsidiaries)  such Indebtedness  shall be required to be  permitted  under  another  clause  of this  Section  8.2;  provided,  further,  however,  that (x) in the  case of  Intercompany
                                                   ------------   --------   -------   -------
Indebtedness  consisting of a loan or advance to Company,  each such loan or advance shall be subordinated to the indefeasible  payment in full of all of Company's  obligations  pursuant to this Agreement and the other Loan  documents and (y) in the case of  Intercompany
Indebtedness  consisting  of a loan or advance from  Company,  such  Indebtedness  shall be evidenced by  promissory  notes  payable to
Company, in form and substance reasonably  satisfactory to Administrative  Agent, which promissory notes shall be delivered and pledged to Administrative Agent as part of the Collateral;

(m)      Indebtedness of Foreign Subsidiaries in an amount not to exceed $15,000,000;

(n)      Indebtedness  owing to an  officer  or  employee  of a Credit  Party  (or the  heirs of such  Persons)  whose  employment  has terminated or who has died or retired or become  disabled in  connection  with the  repurchase  or redemption of shares,  or options to purchase  shares,  of such Credit Party;  provided that (i) such  Indebtedness  must be fully  subordinated to the Obligations on terms acceptable  to  Administrative  Agent and (ii) no payments may be made to a holder of such  Indebtedness  unless  permitted by Section
                                                                                                                               --------
8.5(a);
------

(o)      Unsecured  Indebtedness not otherwise permitted  hereunder not exceeding  $10,000,000 in the aggregate principal amount at any time  outstanding  provided that if the Total Leverage  Ratio for any Test Period after the Closing Date equals  5.0:1.0 or less,  such
                   --------
aggregate amount shall increase to $15,000,000.

1.67     Fundamental  Changes.  Holdings  and  Company  will not and will  not  permit  any of their  Subsidiaries  to,  merge  into or
         --------------------
consolidate with any other Person,  or permit any other Person to merge into or consolidate  with it, or liquidate or dissolve,  except that,  if at the time thereof and  immediately  after giving  effect  thereto no Event of Default shall have occurred and be continuing any  Subsidiary of Company (a) may merge into Company in a transaction  in which  Company is the surviving  corporation,  (b) may merge into any Credit Party  (other than  Holdings) in a  transaction  in which the  surviving  entity is a Credit  Party,  (c) that is not a
Credit  Party may merge into any  Subsidiary  that is not a Credit  Party,  (d) may merge into any other  Person that  becomes a Credit
Party in  connection  with a  Permitted  Acquisition,  (e) may  liquidate  or dissolve  if Company  determines  in good faith that such liquidation or dissolution is in the best interests of Company and is not materially  disadvantageous to the Lenders;  provided that in each case,  (i)  Administrative  Agent is given prior  written  notice of such action and the Credit  Parties  execute and deliver such documents,  instruments,  certificates and opinions as Administrative Agent may reasonably request, including without limitation, those necessary  in order to maintain the  perfection  and  priority of the Liens on the assets of the Credit  Parties,  (ii) any such merger involving  a Person  that is not a  Wholly-Owned  Subsidiary  immediately  prior to such  merger  shall not be  permitted  unless  also permitted by Section 8.7 and (iii) after giving effect to such merger,  consolidation or liquidation,  no Event of Default or Unmatured
             ------------
Event of Default exists or is continuing.

1.68     Asset  Sales.  Holdings  and Company  will not,  and will not permit any of their  Subsidiaries  to,  convey,  sell,  lease or
         ------------
otherwise  dispose of (or agree to do any of the foregoing at any future time without  Administrative  Agent's  prior written  consent)
all or any part of their property or assets, or enter into any Sale and Leaseback Transaction, except that:

(a)      each of Company and its Subsidiaries may in the ordinary course of business,

(i)      sell, lease or otherwise  dispose of any assets which, in the reasonable  judgment of such Person,  are obsolete,  worn out or otherwise no longer used or useful in the conduct of such Person's business;

(ii)     sell Inventory;

(iii)    lease (as lessee) real or personal property;
(iv)     sell or discount,  in each case without  recourse,  accounts  receivable  arising in the ordinary course of business (x) which are overdue or (y) which such Person  reasonably  determines  are  difficult to collect but only in connection  with the  compromise or collection thereof consistent with prudent business practice (and not as part of any bulk sale or financing of receivables);

(v)      enter  into  consignment  arrangements  or similar  arrangements  for the sale of goods to the extent  such  arrangements  are consistent with past practices of Company and its subsidiaries prior to the Initial Borrowing Date; and

(vi)     enter into licenses or sublicenses of software,  trademarks and other Intellectual  Property and general  intangibles which do not materially interfere with the business of such Person;

(b)      Foreign  Subsidiaries of Company may sell Accounts  Receivable and Receivables Assets (i) pursuant to the May Receivables Sale
Documents and (ii) pursuant to any other  receivables  sales/factoring  documentation;  provided,  that (1) sales  thereunder  are true
                                                                                        --------
sales on a non-recourse  basis (and treated as sales for GAAP  purposes),  without any guarantee by Company or any of its  Subsidiaries
(it being  understood that Standard  Receivables  Sale  Undertakings  shall not constitute a guarantee),  (2) such  documentation is on market terms and  conditions,  (3) the sales price for Accounts  Receivable  thereunder is not less than 90% of the face amount of such
Accounts  Receivable  and (4) the book value of all  Accounts  Receivable  sold  pursuant  to this  clause (ii) less the amount of such
Accounts  Receivable  which have been  collected by the purchaser  thereof or are no longer  outstanding  pursuant to the terms of such documents does not at any time exceed in the aggregate an amount equivalent to $20,000,000;

(c)      Company or any Subsidiaries  may make an Asset  Disposition to any Credit Party other than Holdings and any Subsidiary that is not a Credit Party may make an Asset  Disposition  to any other  Subsidiary  that is not a Credit  Party,  in each case  provided  that
(i) Administrative  Agent is given prior  written  notice of such action and the  applicable  Credit  Parties  execute and deliver such documents,  instruments,  certificates and opinions as Administrative Agent may reasonably request, including without limitation, those necessary  in order to maintain  the  perfection  and  priority of the Liens on the assets of the Credit  Parties and (ii) after giving effect to such action no Event of Default or Unmatured Event of Default exists or is continuing;

(d)      Company and its Subsidiaries may sell Investments referred to in clause (a) of Section 8.7;
                                                                                        -----------

(e)      Company and its Subsidiaries may enter into Sale and Leaseback Transactions permitted under Section 8.9;
                                                                                                     -----------

(f)      Company and its  Subsidiaries  may make Asset  Dispositions  (other than Asset  Dispositions of Accounts  Receivable) for fair value,  provided  (i) at least  75% of the  aggregate  sales  price  from  such  Asset  Disposition  shall be paid in cash and (ii) the aggregate  fair market value of all assets  disposed of subsequent to the Initial  Borrowing  Date pursuant to this clause (f) plus the
                                                                                                                               ----
aggregate  fair market  value of all the assets then  proposed  to be  disposed  of does not exceed  $10,000,000  in any Fiscal Year of
Company or $40,000,000 in the aggregate since the Initial  Borrowing Date, in each case,  excluding the fair market value of any assets of the custom and specialty business of Company disposed of pursuant to this clause.

In the event the  Required  Lenders  waive the  provisions  of this  Section  8.4 with  respect to the sale of any  Collateral,  or any
                                                                     ------------
Collateral  is sold as permitted  by Section 8.4,  such  Collateral  shall be sold free and clear of the Liens  created by the Security
                                     -----------
Documents, and the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

1.69     Restricted  Payments.  Holdings and Company will not, and will not permit any of their  Subsidiaries  to, make any  Restricted
         --------------------
Payment; provided, that:
         --------

(a)      So long as no Event of Default or Unmatured  Event of Default has occurred and is  continuing,  Company may make payments with respect to stock option plans and stock  appreciation  rights programs of Company and repurchase options and Common Stock and Permitted
Preferred  Stock upon the  termination  of  employment,  death,  permanent  disability or retirement  of its  employees,  management or consultants  including  payment on Indebtedness  permitted  pursuant to Section 8.2(n) provided,  that the aggregate amount expended by
                                                                        -------------- --------
Company  pursuant to this clause (a) shall not exceed the sum of (i)  $2,500,000  plus (ii) the proceeds of any "keyman" life insurance policies  purchased by a Credit Party for the specific  purpose of making such  repurchases or redemptions plus (iii) the amount of any setoff by any Credit Party against any  Indebtedness  owed by such employee,  manager or consultant as partial  consideration  for such repurchase.

(b)      So long as no Event of Default or  Unmatured  Event of Default has  occurred  and is  continuing,  Company may make  regularly scheduled interest payments on the Subordinated Notes and the Secured Notes and any Permitted Refinancings thereof;

(c)      So long as no Event of Default or Unmatured  Event of Default  exists and is  continuing  or would result  therefrom  and such purchase or  redemption  is not in violation of the  subordination  provisions  of the  Subordinated  Note  Document,  Company may make
Restricted  Payments not in excess of $30,000,000  in the aggregate to purchase or otherwise  redeem  Subordinated  Notes (or any notes issued in any Permitted  Refinancing  thereof)  (plus accrued  interest on such debt so purchased or  redeemed);  provided,  that after
                                                                                                                  --------
giving  effect to such purchase or redemption  on a Pro Forma Basis,  Company would be in compliance  with all financial  covenants set forth in Article IX hereof,  Company's  Senior  Secured  Leverage  Ratio would be less than 4.5:1.0 and the Total  Available  Revolving
         ----------
Commitment will be not less than $35,000,000.

(d)      Company may pay cash  Dividends  or otherwise  advance  amounts to Holdings  solely for the purpose of paying,  so long as the proceeds  thereof are promptly  used by Holdings to pay (i) franchise  taxes and other fees  required to maintain its legal  existence,
(ii)  federal,  state and local income  taxes and  interest and  penalties  with  respect  thereto;  provided  that any refund shall be
                                                                                                     --------
promptly  returned  by  Holdings  to  Company,  (iii) an amount not to exceed  $200,000  in any Fiscal  Year to permit  Holdings to pay corporate  and overhead  expenses  incurred in the ordinary  course of  business,  (iv)  principal  and  interest  payments  (including prepayments  and any  associated  premium) on the Series B Notes and (v)  reasonable  and  customary  costs and expenses  incident to a
Qualified IPO of Holdings Common Stock.

(e)      So long as no Event of  Default  or  Unmatured  Event of  Default  pursuant  to  Section 10.1(a),  (e),  or (f)  exists and is
                                                                                          ---------------   ---      ---
continuing,  Holdings and its Subsidiaries  may pay management or other fees to Berkshire  Partners in an amount not to exceed $750,000 in any Fiscal Year.

1.70     Issuance of Stock.  (a) Holdings  will not issue any Capital  Stock,  except for such  issuances of Capital  Stock of Holdings
         -----------------
consisting  of Common  Stock or  Permitted  Preferred  Stock.  In the event any Capital  Stock of  Holdings is issued  pursuant to this
Section 8.6(b),  Company shall apply the Net Offering Proceeds received in connection with such disposition in accordance with Section
--------------                                                                                                                 --------
4.4(f).
------

(b)      Holdings  and Company  will not,  and will not permit any of their  Subsidiaries  to,  directly or  indirectly,  issue,  sell, assign,  pledge or otherwise  encumber or dispose of any shares of Capital Stock of any  Subsidiary of Company,  except (i) to Company,
(ii) to another  Wholly-Owned  Subsidiary of Company,  (iii) to qualify  directors if required by applicable  law or similar de minimus issuances  of Capital  Stock to comply with  Foreign  Requirements  of Law, or (iv)  pursuant to employee  stock  ownership or employee benefit  plans in effect on the date hereof.  Notwithstanding  the  foregoing,  Company or is  Subsidiaries  shall be permitted to sell
100% of the outstanding Capital Stock of any Subsidiary, but not less than 100% of such Capital Stock, subject to Section 8.4.
                                                                                                                  -----------

1.71     Loans,  Investment  and  Acquisitions.  Company  will not, and will not permit any of its  Subsidiaries  to, make any loans or
         -------------------------------------
make or own any Investments or make any Acquisitions except:

(a)      Company and its respective Subsidiaries may acquire and hold Cash and Cash Equivalents;

(b)      Investments  existing on the date hereof and  identified on Schedule 8.7,  without  giving effect to any additions  thereto or
                                                                     ------------
replacements thereof;

(c)      advances by Company or its  Subsidiaries  made to  employees  in the  ordinary  course of business in an  aggregate  principal amount not exceeding $1,000,000 to any one Person or $3,000,000 in the aggregate at any one time outstanding;

(d)      Investments  (including  debt  obligations)  received by Company or its  Subsidiaries  in  connection  with the  bankruptcy or reorganization  of suppliers and customers and in settlement of  delinquent  obligations  of, and other  disputes  with,  customers and suppliers arising in the ordinary course of business;

(e)      Company may enter into Interest Rate  Agreements  in compliance  with Section 7.10 and 8.2(h) and Other Hedging  Agreements in
                                                                               ------------     ------
compliance with Section 8.2(i);
                --------------

(f)      pledges or deposits made in the ordinary course of business;

(g)      Investments  by  Company  and each of its  respective  Subsidiaries  in the  Capital  Stock of a  Person  who is a  Subsidiary
immediately  after such  Investment;  provided,  that (i) the  requirements  of Section 7.11 are  satisfied,  (ii) any  Acquisition  in
                                      --------                                  ------------
connection  with such Investment  constitutes a Permitted  Acquisition,  and (iii) the amount of such  Investments by Credit Parties in
Subsidiaries that are not Credit Parties,  plus the amount of all loans,  contributions to capital,  Guarantee Obligations and advances referred to in clause (h) below that are made by Credit  Parties to  Subsidiaries  that are not Credit  Parties shall not exceed in the aggregate at any time outstanding $10,000,000;

(h)      Investments  constituting  loans,  contributions to capital,  Guarantee  Obligations or advances made by Company to any of its
Subsidiaries or made by any of its  Subsidiaries to Company or any other  Subsidiary,  provided,  that any such loans and advances made
                                                                                       --------
by a Credit Party shall be evidenced by a  promissory  note pledged  pursuant to a Security  Document and the amount of all such loans, contributions to capital,  Guarantee  Obligations and advances by Credit Parties to Subsidiaries  that are not Credit Parties shall not exceed the limitations set forth in clause (g) above;

(i)      Company or any of its Subsidiaries may make Permitted Acquisitions;

(j)      Foreign  Investments  in an aggregate  amount not to exceed in the aggregate at any time  outstanding  $15,000,000;  provided,
                                                                                                                              --------
that (1) to the extent such Foreign  Investments  are made (1) with Net Offering  Proceeds from an Excluded Equity Issuance of the type described in clause (b) or (c) of the  definition  thereof or (2) pursuant to the  Formametal  Acquisition,  the amount of such Foreign
Investment shall be excluded in determining  compliance with this clause (j); provided,  further,  that the aggregate amount of Foreign
                                                                              --------   -------
Investments  may not be increased at any time that an Event of Default or Unmatured  Event of Default exists and is continuing or would result therefrom;

(k)      Company  and each of its  Subsidiaries  may acquire  and hold debt  securities  and other  non-cash  consideration  as partial consideration for an Asset Disposition permitted pursuant to Section 8.4; and
                                                             -----------

(l)      other Investments not in excess of $10,000,000 outstanding at any one time.

1.72     Transactions  with  Affiliates.  Holdings and Company will not, and will not permit any of its  Subsidiaries  to,  directly or
         ------------------------------
indirectly,  enter into or permit to exist any transaction  (including,  without limitation,  the purchase,  sale, lease or exchange of any property or the rendering of any service)  with or for the benefit of any of Company's  Affiliates or any Affiliate of a Subsidiary
of Company (other than Company) (an "Affiliate Transaction"), other than
                                     ---------------------

(a)      transactions  that are on terms that are fair and  reasonable to Company or to any such  Subsidiary and that are on terms that are no less  favorable  to  Company  or to such  Subsidiary  than  those  that might  reasonably  have been  obtained  in a  comparable transaction on an arm's-length basis from a Person that is not an Affiliate,

(b)      the  Berkshire  Management  Agreement  as in effect  on the  Closing  Date and the  issuances  of  Capital  Stock and  related agreements contemplated thereby, and

                           In addition to the foregoing:

(i)      with respect to any  Affiliate  Transaction  or series of Affiliate  Transactions  involving a value or aggregate  payments of
$3,000,000 or more, the determination that such Affiliate  Transaction or series of Affiliate  Transactions is or are on terms that are fair and  reasonable  to Company or to any its  Subsidiaries  and is or are on terms that are no less  favorable  to Company or to such
Subsidiary  than those that might  reasonably  have been obtained in a comparable  transaction on an  arm's-length  basis from a Person that is not an  Affiliate  will be  made,  prior  to the  consummation  of any  such  Affiliate  Transaction  or  series  of  Affiliate
Transactions,  reasonably  and in good faith by a majority of the members of the Board of Directors of Company and of such  Subsidiary, as the case may be, and evidenced by the Board Resolution filed with the Administrative Agent; and

(ii)     with  respect to any  Affiliate  Transaction  or series of Affiliate  Transactions  involving  value or aggregate  payments of
$15,000,000 or more, the Board of Directors of Company and of such  Subsidiary,  as the case may be, shall have received,  prior to the consummation of any such Affiliate  Transaction or series of Affiliate  Transactions,  a written opinion from an Independent  Financial
Advisor  to the  effect  that such  Affiliate  Transaction  or series of  Affiliate  Transactions  is or are on terms that are fair and reasonable to Company or to such  Subsidiary  and is or are on terms that are no less favorable to Company or to such  Subsidiary  than those that might  reasonably  have been  obtained in a comparable  transaction  on an  arm's-length  basis from a Person that is not an
Affiliate.

                           The foregoing restrictions will not apply to:

(1)      reasonable and customary directors' fees, indemnification and similar arrangements and payments thereunder;

(2)      loans or  advances  to  officers of Company  and of its  Subsidiaries  for bona fide  business  purposes of Company or of such
                                                                                    ---- ----
                  Subsidiary  not to exceed  $1,000,000 to any Person or $3,000,000  in the aggregate at any one time  outstanding  for
                  Company and its Subsidiaries;

(3)      any  transaction  between  Company and any  Subsidiary  of Company that is a Credit Party or between  such  Subsidiary  Credit
                  Parties to the extent that any such transaction is otherwise in compliance with the terms of this Agreement; or

(4)      issuances  of Capital  Stock of Holdings to the extent  permitted  pursuant  to Section 8.6 and the  granting of  registration
                                                                                         -----------
                  rights thereto.

1.73     Sale-Leasebacks.  Holdings  and  Company  will not,  and will not permit any of its  Subsidiaries  to,  lease any  property as
         ---------------
lessee in  connection  with a Sale and  Leaseback  Transaction  entered  into after the Closing  Date;  provided,  that such a Sale and
Leaseback  Transaction shall be permitted with respect to property  purchased with the express intent to sell it and lease it back (and such  property is actually sold and leased back within  ninety (90) days of the  acquisition  thereof) if, at the time of such entering into and after giving effect thereto,  the aggregate  amount of Indebtedness  for such Sale and Leaseback  Transaction and for all Sale and Leaseback  Transactions so entered into by Company and its  Subsidiaries  (i) does not, when added to Indebtedness  permitted to be outstanding  pursuant to Section  8.2(d),  exceed  $15,000,000  provided  that if the First Lien Leverage for any Test Period after the
                         ---------------                        --------
Closing Date equals  2.5:1.0 or less,  such  aggregate  amount shall  increase to  $20,000,000  and (ii) does not, when added  (without duplication) to all Indebtedness permitted to be outstanding pursuant to Section 8.2(d) (e) and (o) exceed $40,000,000.
                                                                         -------------- ---     ---

1.74     Lines of  Business.  (a) Company will not,  and will not permit any of its  Subsidiaries  to enter into or acquire any line of
         ------------------
business which is not reasonably related to the business engaged in as of the date hereof.

(b)      Holdings  will not engage in any  business  activity or  operation  other than (a) owning and  holding  the  Capital  Stock of
Company,  (b) guaranteeing the Obligations and the obligations of Company under the  Subordinated  Note Documents,  (c) pledging all of its assets (including,  without limitation,  the Capital Stock of Company) to the Collateral Agent, on behalf of the Lenders,  pursuant to the Loan  Documents,  (d) issuing  Capital Stock to the extent  permitted  under Section 8.6, (e) if applicable,  preparing  filings
                                                                                    -----------
required by the  Securities  Act or the Exchange  Act, (f) preparing  tax filings  required by federal or state law, (g)  guarantees of obligations of Foreign  Subsidiaries to the extent such guarantees are permitted by the terms of this Credit  Agreement,  (h) incurring
Indebtedness  permitted  by  Section  8.2,  (i)  repurchase  or redeem  Capital  Stock in  accordance  with  Section  8.2 and (j) other
                             ------------                                                                    ------------
miscellaneous  legal, tax and accounting  activities  related to the foregoing.  Furthermore,  Holdings will not (i) sell,  transfer or otherwise  dispose of any shares of Capital  Stock of Company,  (ii) merge with or into any other  Person,  (iii) hold any assets to be transferred to Company  pursuant to Section 8.4, or (iv) possess any liabilities  other than the liabilities  under the Loan Documents,
                                    -----------
the Subordinated Note Documents, tax liabilities and other liabilities in the ordinary course of business.

1.75     Fiscal  Year.  Holdings  and Company  will not,  and will not permit any of its  Subsidiaries  to,  change  their Fiscal Year;
         ------------
provided, that any Subsidiary of Company may change its Fiscal Year to correspond to the Fiscal Year of Holdings.
--------

1.76     Limitation on Voluntary  Payments and Modifications of Indebtedness;  Modifications of Certificate of Incorporation,  By-Laws
         ------------------------------------------------------------------------------------------------------------------------------
and Certain Other Agreements;  Certain  Derivative  Transactions;  etc. Holdings and Company will not, and will not permit any of their
-----------------------------------------------------------------------
Subsidiaries to:

(a)      make (or give any notice in respect of) any voluntary or optional  payment or prepayment on or redemption or  acquisition  for value of  (including,  without  limitation,  by way of  depositing  with the trustee with respect  thereto or any other Person money or securities  before due for the purpose of paying when due) any  Indebtedness  that is either  subordinate or junior in right of payment to the Obligations  (including the  Subordinated  Notes) or any  Indebtedness  under the Secured Note Documents or other Permitted Debt
Documents other than pursuant to a Permitted Refinancing or as permitted pursuant to Section 8.5;
                                                                                     -----------

(b)      amend,  terminate  or modify,  or permit the  amendment,  termination  or  modification  of, any  provision  of any  documents governing the  Indebtedness  described in clause (a) above or the  Intercreditor  Agreement in a manner adverse to the interests of the
Lenders (as determined by the  Administrative  Agent in its sole  discretion  after  reasonable  advance notice of such proposed change including specifically  shortening any maturity or the Weighted Average Life to Maturity,  requiring any payment sooner than previously scheduled,  increasing the principal  amount due thereunder or the interest rate or fees  applicable  thereto,  causing  affirmative or negative covenants to be more restrictive than those originally  contained in such documents or providing for any additional  guarantor with respect thereto unless such Person becomes a Guarantor);

(c)      amend, modify or change in any way adverse to the interests of the Lenders, its Organizational  Documents (including,  without limitation,  by filing or  modification  of any  certificate  of  designation)  or by-laws,  or any agreement  entered into by it, with respect to its Capital Stock  (including  any  shareholders'  agreement),  or enter into any new agreement  with respect to its Capital
Stock which in any way could be materially adverse to the interests of the Lenders;

(d)      issue any class of Capital Stock other than (x) in the case of Company and its Subsidiaries,  non-redeemable  common stock and
(y) in the case of Holdings,  Common Stock and Permitted  Preferred Stock in each case where, after giving effect to such issuance,  no
Event of Default  will exist  under  Section  10.1(n)  and to the extent the  proceeds  thereof  are  applied in  accordance  with this
                                     ----------------
Agreement; or

(e)      enter into or maintain  outstanding  any  derivative  transaction  or similar  transaction  obligating  Holdings or any of its
Subsidiaries  to make any payment  (other than a payment  which may only be made in Common Stock or Permitted  Preferred  Stock) to any
Person as a result of any change in value or market price of Capital Stock of Holdings.

1.77     Limitation  on  Certain  Restrictions  on  Subsidiaries.  Holdings  and  Company  will not,  and will not  permit any of their
         -------------------------------------------------------
Subsidiaries,  to create or otherwise  cause or permit to exist or become  effective any  consensual  encumbrance or restriction on the ability of Company or any of its  Subsidiaries  to (i) pay  dividends or make any other  distributions  on its Capital Stock or pay any
Indebtedness or other  obligation owed to Company or any of its other  Subsidiaries,  (ii) make any loans or advances to Company or any of its Subsidiaries, or (iii) transfer any of its property or assets to Company or any of its Subsidiaries, except:

(a)      any  encumbrance or restriction  pursuant to the Loan  Documents,  any Permitted Debt Document or an agreement in effect at or entered into on the Effective Date and reflected on Schedule 8.13(a) hereto;
                                                    ----------------

(b)      any  encumbrance  or  restriction  with respect to a Subsidiary  of Company  pursuant to an agreement  relating to any Capital
Stock or  Indebtedness  issued by such  Subsidiary on or prior to the date on which such  Subsidiary  became a Subsidiary of Company or was acquired by Company (other than Capital Stock or Indebtedness  issued as consideration  in, or to provide all or any portion of the funds utilized to consummate,  the transaction or series of related transactions  pursuant to which such Subsidiary became a Subsidiary or was  acquired by Company)  and  outstanding  on such date;  provided,  that with  respect to any such  restriction  contained in the
                                                               --------
Capital  Stock of such Person,  Company or such  Subsidiary as acquires  such Person uses its best efforts to promptly  eliminate  such restrictions;

(c)      any  such  encumbrance  or  restriction  consisting  of  customary  non-assignment   provisions  in  non-material  Contractual
Obligations  entered into in the ordinary course of business to the extent such provisions  restrict the transfer or assignment of such agreement;

(d)      in the  case of  clause  (iii)  above,  Permitted  Liens or other  restrictions  contained  in  security  agreements  securing
Indebtedness  permitted  hereby to the extent  such  restrictions  restrict  the  transfer of the assets  specifically  secured by such security agreements;

(e)      any encumbrance or restriction pursuant to applicable Requirements of Law;

(f)      in the case of documents  described in clauses (a) and (b) above,  any  encumbrance or  restriction  contained in any renewal, refinancing,  extension or amendment thereof so long as such encumbrances or restrictions are not less favorable to the Lenders,  taken as a whole, than those contained in such documents prior to such renewal, refinancing, extension or amendment;

(g)      restrictions in provisions in the  Organizational  Documents of a Person which prohibit the payment of dividends or the making of other distributions with respect to any class of Capital Stock of such Person other than on a pro rata basis;

(h)      restrictions  in any  agreement  for the sale or other  disposition  of a  Subsidiary  that  restricts  distributions  by that
Subsidiary pending the sale or other disposition to the extent such sale or other disposition would be permitted by Section 8.4.
                                                                                                                    -----------

1.78     Accounting  Changes.  Holdings  and Company  will not,  and will not permit any of their  Subsidiaries  to, make any change in
         -------------------
accounting  principles or policies affecting the presentation of financial  statements or reporting practices from those employed by it on the Effective  Date,  unless (i) such change is either  required by GAAP or is permitted by GAAP and  Administrative  Agent,  in its sole  discretion,  determines that such change will not be material in calculating any of the financial  covenants or restrictions  set forth in this  Agreement,  (ii) such change is disclosed to the Lenders  through  Administrative  Agent or otherwise and (iii) relevant prior  financial  statements  that  are  affected  by such  change  are  restated  (in  form  and  detail  reasonably  satisfactory  to
Administrative  Agent) as may be required  by GAAP (or if the change is not  required  by GAAP,  as may be  required by  Administrative
Agent in order to determine the  materiality of such change) to show  comparative  results.  If any changes in GAAP or the  application thereof from that used in the  preparation of the financial  statements  referred to in Section 6.5(a) hereof occur after the Effective
                                                                                        --------------
Date and such changes result in, in the reasonable  judgment of  Administrative  Agent, a meaningful  change in the  calculation of any financial  covenants or  restrictions  set forth in this Agreement,  then the parties hereto agree to enter into and diligently  pursue negotiations  in order to amend such financial  covenants and  restrictions so as to equitably  reflect such changes,  with the desired result that the criteria for  evaluating  the financial  condition and results of operations of Company and its  Subsidiaries  shall be the same after  such  changes as if such  changes  had not been made;  provided,  that prior to the  establishment  of such  agreement,
                                                                       --------
Company shall continue to compute the financial covenants in accordance with Section 1.2 hereof.
                                                                             -----------

1.79     Limitation  on Creation of  Subsidiaries.  Company  shall not,  and shall not permit any of its  Subsidiaries  to,  establish,
         ----------------------------------------
create or acquire  any  Subsidiary,  except  that  Company may  establish  or create  Subsidiaries  and  transfer  assets to such newly established or created  Subsidiaries so long as upon the creation or establishment of any such new Subsidiary such Subsidiary  executes the Additional  Security  Documents and guaranty to the extent required to be executed by it in accordance with and otherwise  complies with Section 7.11.
     ------------

9.

         FINANCIAL COVENANTS

                  Holdings and Company  hereby agree that,  so long as the  Commitments  remain in effect or any Loan or LC  Obligation remains  outstanding  and unpaid or any other amount is owing to any Lender or  Administrative  Agent  hereunder,  Holdings and Company shall not, directly or indirectly:

1.80     Capital  Expenditures.  (a) Permit Company or any of its Subsidiaries to, make any Capital  Expenditures,  except that Company
         ---------------------
and its  Subsidiaries  may make Capital  Expenditures  so long as the aggregate  amount so made by Company and its  Subsidiaries  (on a consolidated  basis)  during any Fiscal  Year does not exceed  $25,000,000  (or, if the Total  Leverage  Ratio for the most recent Test
Period ended on the last day of the most recently completed Fiscal Year of Holdings was less than 5.0:1.0, $30,000,000).

(b)      Notwithstanding the foregoing,  in the event that the amount of Capital  Expenditures  permitted to be made by Company and its
Subsidiaries  pursuant to clause (a) above in any fiscal year  (before  giving  effect to any  increase in such  permitted  expenditure amount  pursuant to this clause  (b)) is greater  than the amount of such  Capital  Expenditures  made by Company and its  Subsidiaries during such fiscal year, 50% of such excess (the "Rollover  Amount") may be carried  forward and utilized to make Capital  Expenditures
                                                  ----------------
in the next succeeding  fiscal year,  provided that in no event shall the aggregate amount of Capital  Expenditures made by Company and its Subsidiaries during any fiscal year pursuant to Section 9.1(a) exceed 125% of the amount set forth in such Section 9.1(a).
                                                    --------------                                             --------------

(c)      Notwithstanding the foregoing,  Company and its Subsidiaries may make Capital  Expenditures  (which Capital  Expenditures will not be included in any  determination  under the foregoing  clause (a)) with (i) Net Sale Proceeds to the extent such Net Sale Proceeds are not  required  to repay  Loans  pursuant  to  Section  4.4(c) and (ii) the  insurance  proceeds  received  by Company or any of its
                                                  ---------------
Subsidiaries  from any  Recovery  Event so long as such  Capital  Expenditures  are to replace or restore any  properties  or assets in respect to which such proceeds were paid within 360 days  following  the date of the receipt of such  insurance  proceeds to the extent such insurance proceeds are not required to be applied to repay Loans pursuant to Section 4.4(g).
                                                                                  --------------

1.81     Interest Coverage Ratio.  Permit the Interest Coverage Ratio for the  applicable Test  Period ending on a date set forth below
         -----------------------
to be less than the ratio set forth opposite such date:

                  Fiscal Quarter Ending on or about                       Ratio
                  ---------------------------------                       -----

                  June 30, 2004                                         1.40:1.00
                  September 30, 2004                                    1.45:1.00
                  December 31, 2004                                     1.50:1.00

                  March 31, 2005                                        1.50:1.00
                  June 30, 2005                                         1.50:1.00
                  September 30, 2005                                    1.55:1.00
                  December 31, 2005                                     1.55:1.00

                  March 31, 2006                                        1.55:1.00
                  June 30, 2006                                         1.55:1.00
                  September 30, 2006                                    1.60:1.00
                  December 31, 2006                                     1.60:1.00

                  March 31, 2007                                        1.60:1.00
                  June 30, 2007                                         1.60:1.00
                  September 30, 2007                                    1.65:1.00
                  December 31, 2007                                     1.65:1.00

                  March 31, 2008                                        1.75:1.00
                  June 30, 2008                                         1.75:1.00
                  September 30, 2008                                    1.75:1.00
                  December 31, 2008 and thereafter                      1.85:1.00

1.82     Total Leverage  Ratio.  Permit the Total Leverage Ratio for the applicable  Test Period ending on a date set forth below to be
         ---------------------
more than the ratio set forth opposite such date:

                  Fiscal Quarter Ending on or about                       Ratio
                  ---------------------------------                       -----

                  June 30, 2004                                         7.50:1.00
                  September 30, 2004                                    7.50:1.00
                  December 31, 2004                                     7.25:1.00

                  March 31, 2005                                        7.25:1.00
                  June 30, 2005                                         7.25:1.00
                  September 30, 2005                                    7.00:1.00
                  December 31, 2005                                     7.00:1.00

                  March 31, 2006                                        6.50:1.00
                  June 30, 2006                                         6.25:1.00
                  September 30, 2006                                    6.00:1.00
                  December 31, 2006                                     6.00:1.00

                  March 31, 2007                                        6.00:1.00
                  June 30, 2007                                         6.00:1.00
                  September 30, 2007                                    5.75:1.00
                  December 31, 2007                                     5.75:1.00

                  March 31, 2008                                        5.75:1.00
                  June 30, 2008                                         5.75:1.00
                  September 30, 2008                                    5.75:1.00
                  December 31, 2008 and thereafter                      5.75:1.00

1.83     First Lien  Leverage.  Permit the First Lien Leverage  Ratio for the  applicable  Test Period ending on a date set forth below
         --------------------
to be more than the ratio set forth opposite such date:

                  Fiscal Quarter Ending on or about                       Ratio
                  ---------------------------------                       -----

                  June 30, 2004                                         3.50:1.00
                  September 30, 2004                                    3.50:1.00
                  December 31, 2004                                     3.50:1.00

                  March 31, 2005                                        3.50:1.00
                  June 30, 2005                                         3.50:1.00
                  September 30, 2005                                    3.25:1.00
                  December 31, 2005                                     3.25:1.00

                  March 31, 2006                                        3.00:1.00
                  June 30, 2006                                         3.00:1.00
                  September 30, 2006                                    2.75:1.00
                  December 31, 2006                                     2.75:1.00

                  March 31, 2007                                        2.75:1.00
                  June 30, 2007                                         2.75:1.00
                  September 30, 2007                                    2.50:1.00
                  December 31, 2007                                     2.50:1.00

                  March 31, 2008                                        2.50:1.00
                  June 30, 2008                                         2.50:1.00
                  September 30, 2008                                    2.50:1.00
                  December 31, 2008 and thereafter                      2.50:1.00

10.

         EVENTS OF DEFAULT

1.84     Events of Default.  Any of the following  events,  acts,  occurrences or state of facts shall constitute an "Event of Default"
         -----------------
for purposes of this Agreement:

(a)      Failure to Make Payments  When Due. Any Credit Party (i) shall  default in the payment of principal on any of the Loans,  (ii)
         ----------------------------------
shall  default,  and such default shall  continue for one Business Day or more,  on any  reimbursement  obligation  with respect to any
Letter of Credit;  or (iii)  shall  default in the  payment of interest on any of the Loans or default in the payment of any fee or any
Obligation  owing  hereunder  or under any other  Loan  Document  when due and such  default in payment  shall  continue  for three (3)
Business Days; or

(b)      Representations  and  Warranties.  Any  representation  or warranty made by any Credit Party contained in any Loan Document or
         --------------------------------
any document,  instrument or certificate  delivered  pursuant hereto or thereto shall have been incorrect in any material  respect when made or deemed made, or

(c)      Covenants.  Any Credit Party shall default in the performance or observance of any term,  covenant,  condition or agreement on
         ---------
its part to be performed or observed (i) under Article VIII and Article IX hereof or Sections  7.3(a),  7.4,  7.10 or 7.11,  (ii) under
                                               ------------     ----------           ----------------   ---   ----    ----
Section 7.1, 7.5, 7.8 or 7.9 and such default shall  continue  unremedied for a period of five (5) Business Days after the earlier of a
-----------  ---  ---    ---
Responsible  Officer of Holdings or Company becoming aware of such default or written notice to Company by Administrative  Agent or any
Lender or (iii) under any other term,  covenant or agreement  contained in this  Agreement and such default shall  continue  unremedied for a period of thirty (30) days after the earlier of any  Responsible  Officer of Holdings or Company  becoming  aware of such default or written notice to Company by Administrative Agent or any Lender;

(d)      Default Under Other Loan  Documents.  Any Credit Party shall default in the  performance or observance of any term,  covenant,
         -----------------------------------
condition or agreement on its part to be performed or observed  hereunder or under any Loan Document (and not  constituting an Event of
Default  under any other  clause of this Section  10.1) and such default  shall  continue  unremedied  for a period of thirty (30) days
                                         -------------
after the earlier of any Responsible  Officer of Holdings or Company  becoming aware of such default or written notice thereof has been given to Company by Administrative Agent; or

(e)      Voluntary  Insolvency,  Etc. Holdings,  Company or any of its Subsidiaries shall become insolvent or generally fail to pay, or
         ---------------------------
admit in writing its  inability  to pay,  its debts as they  become  due, or shall  voluntarily  commence  any  proceeding  or file any petition  under any  bankruptcy,  insolvency  or similar  law in any  jurisdiction  or seeking  dissolution  or  reorganization  or the appointment of a receiver, trustee,  custodian, court appointed monitor,  administrator,  administrative receiver,  liquidator or other similar  official for it or a substantial  portion of its property,  assets or business or to effect a plan or other  arrangement  with its  creditors,  or shall file any answer  admitting  the  jurisdiction  of the court and the material  allegations  of an  involuntary petition filed against it in any bankruptcy,  insolvency or similar proceeding in any jurisdiction,  or shall be adjudicated  bankrupt, or shall make a general  assignment for the benefit of creditors,  or shall consent to, or acquiesce in the appointment of, a receiver, trustee,  custodian,  court appointed  monitor,  administrator,  administrative  receiver,  liquidator or other similar  official for a substantial portion of its property,  assets or business,  shall call a meeting of its creditors with a view to arranging a composition or adjustment  of its debts or shall take any corporate action authorizing any of the foregoing; or

(f)      Involuntary  Insolvency,  Etc.  Involuntary  proceedings  or an  involuntary  petition  shall be  commenced  or filed  against
         -----------------------------
Holdings,  Company or any of its  Subsidiaries  under any  bankruptcy,  insolvency  or similar law in any  jurisdiction  or seeking the dissolution or reorganization  of it or the appointment of a receiver,  trustee,  custodian,  court appointed  monitor,  administrator, administrative  receiver,  liquidator or other similar official for it or of a substantial part of its property,  assets or business or to effect a plan or other arrangement with its creditors,  or any writ, judgment,  warrant of attachment,  execution or similar process shall be issued or levied against a substantial  part of its property,  assets or business,  and such proceedings or petition shall not be dismissed,  or such writ,  judgment,  warrant of attachment,  execution or similar  process shall not be released,  vacated or fully bonded,  within  sixty (60) days after  commencement,  filing or levy,  as the case may be, or any order for relief shall be entered in any such proceeding; or

(g)      Default  Under Other  Agreements.  (i) Any Credit Party shall default in the payment when due,  whether at stated  maturity or
         --------------------------------
otherwise,  of any Indebtedness  (other than  Indebtedness owed to the Lenders under the Loan Documents) in excess of $5,000,000 in the aggregate beyond the period of grace, if any,  provided in the instrument or agreement under which such  Indebtedness  was created,  or
(ii) a default shall occur in the  performance  or observance  of any agreement or condition to any such  Indebtedness  or contained in any instrument or agreement  evidencing,  securing or relating  thereto,  or any other event shall occur or condition exist, the effect of which  default or other event or condition  is to cause,  or to permit the holder or holders of such  Indebtedness  (or a trustee or agent on behalf of such  holder or holders)  to cause  (determined  without  regard to whether  any notice of  acceleration  or similar notice is required),  any such  Indebtedness to become due or be repaid prior to its stated maturity or (iii) any such  Indebtedness of any Credit  Party shall be declared to be due and  payable,  or  required to be prepaid  other than by a regularly  scheduled  required payment or mandatory prepayment arising other than due to the existence of a default, prior to the stated maturity thereof; or

(h)      Invalidity  of  Subordination  or  Intercreditor  Provisions.  The  subordination  provisions  of any  agreement or instrument
         ------------------------------------------------------------
governing  the  Subordinated  Notes or the Secured  Notes,  or any other  documents  evidencing,  guaranteeing  or otherwise  governing subordinated  Indebtedness  or any  Indebtedness  which  refinances  such  Indebtedness  is for any reason revoked or  invalidated,  or otherwise  ceases to be in full force and  effect,  or any  provision  of the  Intercreditor  Agreement  is for any  reason  revoked or invalidated  or  otherwise  ceases to be in full force or effect or any Person  contests in any manner the  validity or  enforceability thereof or denies  that it has any  further  liability  or  obligation  thereunder,  or the Loans and the other  Obligations  hereunder entitled to receive the benefits of any Loan  Document is for any reason  subordinated  or does not have the priority  contemplated  by this Agreement or such lien subordination provisions or Intercreditor Agreement; or

(i)      Judgments.  One or more  judgments or decrees  shall be entered  against any Credit Party  involving,  individually  or in the
         ---------
aggregate,  a  liability  (to the extent not paid or covered by an  insurance  company  which has  accepted  liability  in  writing) of
$2,000,000 or more and all such  judgments or decrees  shall not have been vacated,  discharged,  satisfied,  stayed or bonded  pending appeal within sixty (60) days from the entry thereof; or

(j)      Security  Documents.  At any time after the execution and delivery  thereof,  any of the Security  Documents shall cease to be
         -------------------
in full force and effect or shall cease in any material respect to give Collateral  Agent for the benefit of the Secured  Creditors the
Liens,  rights,  powers and privileges  purported to be created thereby  (including,  without  limitation,  a first priority  perfected security  interest in, and Lien on, all of the Collateral),  in favor of Collateral  Agent,  superior to and prior to the rights of all third Persons and subject to no other Liens (except to the extent  expressly  permitted  herein or therein);  or any Credit Party shall default in the due  performance  or observance of any term,  covenant or agreement on its part to be performed or observed  pursuant to any of the Security  Documents and such default shall  continue for thirty (30) days after the earlier of a Responsible  Officer of the
Company becoming aware of such default or written notice to Company by Administrative Agent; or

(k)      Guaranties.  Any  Guaranty or any  provision  thereof  shall  (other than as a result of the actions  taken by  Administrative
         ----------
Agent or the Lenders to release such Guaranty)  cease to be in full force and effect in accordance  with its terms, or any Guarantor or any Person acting by or on behalf of such Guarantor  shall deny or disaffirm  such  Guarantor's  obligations  under any Guaranty or any
Guarantor  shall  default in the due  performance  or  observance  of any term,  covenant or  agreement  on its part to be performed or observed pursuant to any Guaranty; or

(l)      Employee  Benefit  Plans.  (i) Either (a) any  Termination  Event shall have  occurred,  (b) a trustee shall be appointed by a
         ------------------------
United States District Court to administer any Plan or  Multiemployer  Plan, (c) the PBGC institutes  proceedings to terminate any Plan or  Multiemployer  Plan or to appoint a trustee to administer  any Plan, (d) any Credit Party or any of its  Subsidiaries  shall become liable to the PBGC or any other party under Section  4062,  4063 or 4064 of ERISA with respect to any Plan or Multiple  Employer  Plan,
(e) any Credit Party or any of its Subsidiaries  fails to make a deficit reduction  contribution  required under Code Section 412(l) to any Plan by the due date for such  contribution;  (f) any  "accumulated  funding  deficiency"  as defined  in Section  302 of ERISA and
Section 412 of the Code,  whether or not waived,  shall  exist with  respect to any Plan,  or any Lien shall arise on the assets of any
Credit  Party or any of its  Subsidiaries  in favor of the PBGC or a Plan;  or (g) any  prohibited  transaction  (within the meaning of
Section  406 of ERISA or Section  4975 of the Code) or breach of  fiduciary  responsibility  shall  occur  which may subject any Credit
Party or any of its Subsidiaries to any material  liability under Sections 406, 409, 502(i),  or 502(l) of ERISA or Section 4975 of the
Code,  or under any  agreement  or other  instrument  pursuant to which any Credit  Party or any of its  Subsidiaries  has agreed or is required to indemnify any Person against any such liability;  if as of the date thereof or any subsequent  date, the sum of each of the
Credit Party's and its Subsidiaries'  various liabilities (such liabilities to include,  without limitation,  any liability to the PBGC or to any other party under Section 4062,  4063 or 4064 of ERISA with respect to any Plan, or to any  Multiemployer  Plan under Section
4201 et seq. of ERISA) and the  occurrence of such events listed in subclauses  (a) through (g) of this clause (i) could  reasonably be
     -- ---
expected  to have a Material  Adverse  Effect;  or (ii) either (a) a foreign  governmental  authority  has  instituted  proceedings  to terminate a Foreign  Pension Plan or a foreign  governmental  authority has appointed a trustee to administer any Foreign  Pension Plan in place of the  existing  administrator,  in each case by reason of a distress  termination  within the meaning of Section  4041(c) of
ERISA,  treating such Foreign Pension Plan as if it were subject to ERISA;  (b) any Foreign Pension Plan that is required by applicable law to be funded in a trust or other  funding  vehicle has failed to comply with such funding  requirements  or any Credit Party or any of its  Subsidiaries  shall fail to pay any required  contributions  or payments to any Foreign  Pension Plan on or before the due date for such required  installment  or payment;  or (c) any Foreign  Pension Plan shall fail to be in  compliance in all material  respects with all laws,  regulations and rules applicable thereto and the governing  documents for such Foreign Pension Plan, as applicable;  if as, of the date thereof or as of any subsequent date, the sum of each of the Credit Party's and its Subsidiaries'  various  liabilities to any Foreign  Pension Plan solely as a result of the  occurrence of such events listed in subclauses  (a) and (c) of this clause (ii)
could reasonably be expected to have a Material Adverse Effect;

(m)      Dissolution.  Any  order,  judgment  or decree  shall be entered  against  Company or any of its  Subsidiaries  decreeing  its
         -----------
involuntary  dissolution or split up and such order shall remain  undischarged  and unstayed for a period in excess of sixty (60) days;
or Company or any Subsidiaries shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement; or

(n)      Change of Control.  There shall occur a Change of Control.
         -----------------

                  If any of the  foregoing  Events of Default  shall have  occurred and be  continuing,  Administrative  Agent,  at the written  direction of the Required  Lenders,  shall take one or more of the  following  actions:  (i) by written or oral or  telephonic notice (in the case of oral or telephonic  notice  confirmed in writing  immediately  thereafter) to Company declare all or any part of the Total  Commitments to be terminated  whereupon the Total  Commitments (or the part thereof so declared) shall forthwith  terminate,
(ii) by written or oral or telephonic  notice (in the case of oral or telephonic  notice confirmed in writing  immediately  thereafter)
to Company  declare all or any part of the sums then owing by each Credit Party  hereunder and under the Loan Documents to be forthwith due and payable,  whereupon all such sums shall become and be  immediately  due and payable  without  presentment,  demand,  protest or notice of any kind, all of which are hereby  expressly waived by Company on behalf of itself and its  Subsidiaries,  or (iii) terminate any Letter of Credit in accordance  with its terms,  (iv) direct  Company to pay (and Company  agrees that upon receipt of such notice, or upon the occurrence of any Event of Default  specified in  Section 10.1(e)  or Section  10.1(f) with respect to Company it will pay)
                                                              ---------------     ----------------
to Administrative  Agent at the Payment Office such additional  amount of cash, to be held as security by  Administrative  Agent, as is equal to the  aggregate  Stated  Amount of all  Letters of Credit  issued for the  account of  Company  and its  Subsidiaries  and then outstanding,  and (v) enforce,  as  Administrative  Agent,  all of the Liens and security  interests  created  pursuant to the Security
Documents.  In cases of any occurrence of any Event of Default  described in Section 10.1(e) or Section  10.1(f),  the Loans,  together
                                                                             ---------------    ----------------
with accrued interest  thereon,  shall become due and payable  forthwith  without the requirement of any such  acceleration or request, and  without  presentment,  demand,  protest or other  notice of any kind,  all of which are  expressly  waived by Company on behalf of itself and its  Subsidiaries,  any provision of this  Agreement or any other Loan Document to the contrary  notwithstanding,  and other amounts payable by each Credit Party hereunder shall also become immediately due and payable all without notice of any kind.

                  Anything in this Section  10.1 to the contrary  notwithstanding,  Administrative  Agent shall,  at the request of the
                                   -------------
Required Lenders,  promptly rescind and annul any acceleration of the Loans by written instrument filed with Company;  provided that at the time such  acceleration is so rescinded and annulled:  (A) all past due interest and principal,  if any, on the Loans and all other sums payable  under this  Agreement  and the other Loan  Documents  shall have been duly paid,  and (B) no other Event of Default shall have occurred and be continuing which shall not have been waived in accordance with the provision of Section 12.1 hereof.
                                                                                                     ------------

1.85     Rights Not  Exclusive.  The rights  provided for in this  Agreement and the other Loan  Documents are  cumulative  and are not
         ---------------------
exclusive of any other rights,  powers,  privileges or remedies provided by law or in equity,  or under any other instrument,  document or agreement now existing or hereafter arising.

11.

         THE AGENTS

                  In this Article XI, the Lenders,  Facing Agent and  Administrative  Agent agree among themselves (and no Credit Party
                          ----------
shall have any rights as a third party beneficiary of such provisions) as follows:

1.86     Appointment.  Each of the Lenders hereby appoint DB to act on its behalf as  Administrative  Agent hereunder and as Collateral
         -----------
Agent under all applicable  Security  Documents (for purposes of this Agreement,  the term  "Administrative  Agent" shall include DB in its  capacity  as  Collateral  Agent  pursuant  to the  Security  Documents)  to act as herein  specified  herein and in the other Loan
Documents.  Each Lender hereby  irrevocably  authorizes  and each holder of any Note by the  acceptance of such Note shall be deemed to irrevocably  authorize  Administrative  Agent to take such action on its behalf under the provisions  hereof,  the other Loan Documents
(including,  without  limitation,  to give  notices and take such  actions on behalf of the  Required  Lenders as are  consented  to in writing by the Required  Lenders) and any other  instruments,  documents and  agreements  referred to herein or therein and to exercise such powers  hereunder and thereunder as are  specifically  delegated to  Administrative  Agent or Collateral Agent by the terms hereof and thereof and such other powers as are reasonably  incidental thereto.  Administrative  Agent may perform any of its duties hereunder and under the other Loan Documents, by or through its officers, directors, agents, employees or affiliates.

1.87     Nature of Duties.  Administrative  Agent shall have no duties or  responsibilities  except those  expressly  set forth in this
         ----------------
Agreement.  The duties of Administrative  Agent shall be mechanical and administrative in nature.  EACH LENDER HEREBY  ACKNOWLEDGES AND
AGREES THAT ADMINISTRATIVE  AGENT SHALL NOT HAVE, BY REASON OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT,  A FIDUCIARY  RELATIONSHIP TO
OR IN RESPECT OF ANY LENDER.  Nothing in any of the Loan  Documents,  expressed or implied,  is intended to or shall be so construed as to impose upon  Administrative  Agent any  obligations in respect of any of the Loan Documents  except as expressly set forth herein or therein.  Each Lender shall make its own  independent  investigation  of the financial  condition and affairs of the Credit  Parties in connection  with the making and the  continuance  of the Loans  hereunder and shall make its own appraisal of the credit  worthiness of the Credit Parties,  and  Administrative  Agent shall have no duty or  responsibility,  either  initially or on a continuing  basis, to provide any Lender with any credit or other  information with respect thereto,  whether coming into its possession before making of the
Loans or at any time or times  thereafter.  Administrative  Agent  will  promptly  notify  each  Lender at any time  that the  Required
Lenders have instructed it to act or refrain from acting pursuant to Article X.
                                                                     ---------

1.88     Exculpation,  Rights Etc.  Neither  Administrative  Agent nor any of its officers,  directors,  agents employees or affiliates
         ------------------------
shall be liable for any action taken or omitted by them hereunder or under any of the other Loan Documents,  or in connection  herewith or therewith,  unless caused by its or their gross negligence or willful misconduct.  Administrative  Agent shall not be responsible to any Lender for any  recitals,  statements,  representations  or warranties  herein or for the  execution,  effectiveness,  genuineness, validity,  enforceability,  collectibility,  or  sufficiency  of any of the Loan  Documents  or any  other  document  or the  financial condition of any Credit Party.  Administrative  Agent shall not be required to make any inquiry  concerning  either the  performance or observance of any of the terms,  provisions or conditions of this  Agreement or any of the Loan  Documents or any other Document or the financial  condition of any Credit Party, or the existence or possible  existence of any Unmatured Event of Default or Event of Default
unless requested to do so by the Required  Lenders.  Administrative  Agent may at any time request  instructions  from the Lenders with respect  to any  actions or  approvals  (including  the  failure to act or  approve)  which by the terms of any of the Loan  Documents,
Administrative  Agent is permitted or required to take or to grant, and if such instructions are requested,  Administrative Agent shall be absolutely  entitled to refrain from taking any action or to withhold any approval and shall not be under any  liability  whatsoever to any Person for refraining  from any action or withholding  any approval under any of the Loan Documents until it shall have received such instructions  from the Required Lenders or all Lenders,  as applicable.  Without limiting the foregoing,  no Lender shall have any right of action  whatsoever  against  Administrative  Agent as a result of  Administrative  Agent acting,  approving or refraining from acting or approving  under any of the Loan  Documents in accordance  with the  instructions  of the Required  Lenders or, to the extent required by Section 12.1, all of the Lenders.
            ------------

1.89     Reliance.  Administrative  Agent  shall be  entitled  to rely,  and shall be fully  protected  in  relying,  upon any  notice,
         --------
writing,  resolution notice,  statement,  certificate,  order or other document (including any electronic message, internet or intranet website  posting or other  distribution)  or any  telephone,  telex,  teletype or telecopier  message  believed by it to be genuine and correct and to have been signed,  sent or made by the proper Person,  and, with respect to all matters  pertaining  herein or to any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by Administrative Agent.

1.90     Indemnification.  To the extent  Administrative  Agent is not, for any reason,  indefeasibly  reimbursed  and  indemnified  by
         ---------------
Company as required  pursuant to Section 12.4, the Lenders will reimburse and indemnify  Administrative  Agent, on an after-tax  basis,
                                 ------------
for and against any and all liabilities,  obligations,  losses, damages, claims, penalties,  actions, judgments, suits, costs, expenses or disbursements  of any kind or nature  whatsoever  which may be imposed on, incurred by, or asserted  against  Administrative  Agent, acting  pursuant  hereto in such capacity in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by  Administrative  Agent under this  Agreement or any of the other Loan  Documents,  in proportion to each
Lender's Aggregate Pro Rata Share of the Total Commitment;  provided,  however,  that no Lender shall be liable for any portion of such liabilities,  obligations,  losses, damages, claims, penalties,  actions,  judgments, suits, costs, expenses or disbursements resulting from  Administrative  Agent's gross  negligence or willful  misconduct.  The  obligations  of the Lenders under this Section 11.5 shall
                                                                                                                     ------------
survive the payment in full of the Notes and the termination of this Agreement.

         For purposes hereof,  "Aggregate Pro Rata Share" means, when used with reference to any Lender and any described  aggregate or total  amount,  an amount  equal to the result  obtained by  multiplying  such  desired  aggregate  or total  amount by a fraction  the numerator of which shall be the aggregate  principal  amount of such Lender's Loans and the denominator of which shall be the aggregate of all of the Loans outstanding hereunder.

1.91     Administrative  Agent In Its Individual Capacity.  With respect to its Loans and Commitments,  Administrative Agent shall have
         ------------------------------------------------
and may exercise the same rights and powers  hereunder and is subject to the same  obligations and liabilities as and to the extent set forth herein for any other Lender or holder of Obligations.  The terms  "Lenders",  "holder of  Obligations"  or "Required  Lenders" or any similar terms shall, unless the context clearly otherwise indicates,  include  Administrative Agent in its individual capacity as a
Lender,  one of the Required  Lenders or a holder of  Obligations.  Administrative  Agent may accept  deposits from, lend money to, and generally  engage in any kind of banking,  trust or other  business with any Credit Party or any  Subsidiary or affiliate of any Credit
Party as if it were not acting as Administrative Agent hereunder or under any other Loan Document,  including,  without limitation, the acceptance of fees or other consideration for services without having to account for the same to any of the Lenders.

1.92     Notice of Default.  Administrative  Agent shall not be deemed to have  knowledge or notice of the  occurrence  of any Event of
         -----------------
Default or Unmatured  Event of Default  hereunder  unless  Administrative  Agent has received  written  notice from a Lender or Company referring to this  Agreement,  describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default".  In the event that Administrative  Agent receives such a notice,  Administrative Agent shall give prompt notice thereof to the Lenders.

1.93     Holders of  Obligations.  Administrative  Agent may deem and treat the payee of any  Obligation  as reflected on the books and
         -----------------------
records of  Administrative  Agent as the owner thereof for all purposes  hereof unless and until a written  notice of the assignment or transfer  thereof shall have been filed with  Administrative  Agent pursuant to Section 12.8(c).  Any request,  authority or consent of
                                                                                ---------------
any Person who, at the time of making  such  request or giving such  authority  or consent,  is the holder of any  Obligation  shall be conclusive  and binding on any  subsequent  holder,  transferee  or assignee of such  Obligation or of any  Obligation  or  Obligations granted in exchange therefor.

1.94     Resignation by Administrative Agent.  (a)   Administrative  Agent may resign from the  performance  of all its  functions  and
         -----------------------------------
duties  hereunder at any time by giving fifteen (15) Business Days' prior written notice to Company and the Lenders.  Such  resignation shall take effect upon the acceptance by a successor  Administrative  Agent of appointment  pursuant to clauses (b) and (c) below or as otherwise provided below.

(b)      Upon any such  notice of  resignation,  the  Required  Lenders  shall  appoint a successor  Administrative  Agent who shall be satisfactory to Company and shall be an incorporated bank or trust company.

(c)      If a  successor  Administrative  Agent  shall not have been so  appointed  within  said  fifteen  (15)  Business  Day  period,
Administrative  Agent,  with  the  consent  of  Company,  may  then  appoint  a  successor  Administrative  Agent  who  shall  serve as
Administrative  Agent  until  such  time,  if any,  as the  Required  Lenders,  with  the  consent  of  Company,  appoint  a  successor
Administrative Agent as provided above.

(d)      If no successor  Administrative  Agent has been appointed  pursuant to clause (b) or (c) by the twentieth  (20th) Business Day after the date such  notice of  resignation  was  given by  Administrative  Agent,  Administrative  Agent's  resignation  shall  become effective and the Required Lenders shall thereafter  perform all the duties of Administrative  Agent hereunder until such time, if any, as the Required Lenders, with the consent of Company, appoint a successor Administrative Agent as provided above.

1.95     The Lead Arranger, Book Manager,  Syndication Agent and Co-Documentation  Agents.  Notwithstanding any other provision of this
         --------------------------------------------------------------------------------
Agreement  or  any  provision  of  any  other  Loan  Document,  each  of  the  Lead  Arranger,  Book  Manager,  Syndication  Agent  and
Co-Documentation  Agents are named as such for  recognition  purposes  only, and in their  respective  capacities as such shall have no powers,  duties,  responsibilities  or  liabilities  with  respect to this  Agreement or the other Loan  Documents or the  transactions contemplated  hereby  and  thereby;  it being  understood  and agreed  that the Lead  Arranger,  Book  Manager,  Syndication  Agent and
Co-Documentation  Agents shall be entitled to all indemnification  and reimbursement  rights in favor of "Agents" as provided for under
Section 11.5. Without limitation of the foregoing,  none of Lead Arranger,  Book Manager,  Syndication Agent or Co-Documentation Agents
------------
shall,  solely by reason of this Agreement or any other Loan  Documents,  have any fiduciary  relationship  in respect of any Lender or any other Person.

12.

         MISCELLANEOUS

1.96     No Waiver; Modifications in Writing.
         -----------------------------------

(a)      No failure or delay on the part of  Administrative  Agent or any Lender in  exercising  any right,  power or remedy  hereunder shall operate as a waiver thereof,  nor shall any single or partial  exercise of any such right,  power or remedy preclude any other or further  exercise  thereof or the exercise of any other right,  power or remedy.  The remedies  provided for herein are  cumulative and are not  exclusive  of any  remedies  that may be available  to  Administrative  Agent or any Lender at law or in equity or  otherwise.
Neither this  Agreement  nor any terms  hereof may be amended,  modified, supplemented,  waived,  discharged,  terminated  or otherwise changed unless such amendment,  modification,  supplement,  waiver, discharge,  termination or other change is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such amendment,  modification,  supplement,  waiver,
                                                                  --------
discharge,  termination or other change shall,  without the consent of each Lender (other than a Defaulting  Lender) (with  Obligations directly affected thereby in the case of the following clause (i)),

(i)      extend the final  scheduled  maturity of any Loan or Note (or extend the stated  maturity  of any Letter of Credit  beyond the
Revolver  Termination  Date),  or reduce the rate or extend the time of payment of interest or fees  thereon,  or reduce the  principal amount thereof,

(ii)     release all or  substantially  all of the  Guarantors  or all or  substantially  all of the  Collateral  (except as  expressly provided in the Security Documents),

(iii)    amend,  modify or waive any  provision of this Section  12.1(a),  or reduce the  percentage  specified  in the  definition  of
                                                        ----------------
Required Lenders;

(iv)     consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement; or

(v)      amend the definition of "Interest  Period" so as to permit periods in excess of six months without regard to  availability  by each applicable Lender;

provided, further, that no such amendment, modification, supplement, waiver, discharge, termination or other change shall
--------  -------

(A)      increase the  Commitments  of any Lender over the amount  thereof then in effect  without the consent of such Lender (it being understood  that waivers or  modifications  of  conditions  precedent,  representations,  warranties,  covenants,  Events of Default or
Unmatured  Events of Default shall not  constitute an increase of the  Commitment of any Lender,  and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender),

(B)      without the consent of  Administrative  Agent and Facing Agent,  amend,  modify or waive any provision of Section 2.8 or alter
                                                                                                                   -----------
the rights or obligations of Facing Agent with respect to Letters of Credit,

(C)      without  the  consent  of  Administrative  Agent,  amend,  modify or waive any  provision  of  Article  XI as same  applies to
                                                                                                        -----------
Administrative Agent or any other provisions as same relates to the rights or obligations of Administrative Agent,

(D)      without the consent of Administrative  Agent,  amend,  modify or waive any provisions relating to the rights or obligations of
Administrative Agent under the other Loan Documents,

(E)      without the consent of the  Majority  Lenders of each  Facility  which is being  allocated a lesser  prepayment,  repayment or commitment  reduction,  alter the required  application of any  prepayments or repayments  (or  commitment  reduction),  as between the various  Facilities  pursuant to  Section 4.5(a)  (although the Required  Lenders may waive in whole or in part,  any such  prepayment,
                                  --------------
repayment or commitment reduction so long as the application,  as amongst the various Facilities, of any such prepayment,  repayment or commitment reduction which is still required to be made is not altered),

(F)      without the consent of the Majority Lenders of each Facility amend the definition of Majority Lenders,

(G)      without the consent of the Majority  Lenders of the Term  Facility  affected  thereby,  amend the  definition of Term Pro Rata
Share,

(H)      without the consent of the Majority Lenders of the Revolving Facility, amend the definition of Revolver Pro Rata Share,

(I)      without the consent of the Majority  Lenders of the applicable  Facility,  amend the  definition of Scheduled Term  Repayments for such Facility in a manner that decreases or delays any Scheduled Term Repayment.

In addition,  notwithstanding the foregoing,  this Agreement may be amended with the written consent of Administrative Agent, Holdings,
Borrower and the Lenders  providing the relevant  Replacement  Term Loans (as defined below) to permit the  refinancing or modification of all outstanding Term Loans of any Term Facility  ("Refinanced  Term Loans") with one or more replacement or modified Term Facilities
                                                      ----------------------
hereunder  ("Replacement  Term Loans"),  provided that (a) any Lender that does not consent to the amendment and that holds  Refinanced
             -----------------------
Term Loans  receives  payment in full of the principal  amount of and interest  accrued on each  Refinanced  Term Loan made by it or is replaced as provided in Section 3.7, (b) the aggregate  principal  amount of such Replacement Term Loans shall not exceed the aggregate
                        -----------
principal amount of such Refinanced Term Loans unless the Required  Lenders  (treating the Refinanced Loans of any Lender that does not provide  Replacement  Term Loans as having been paid in full immediately  prior to the amendment) shall approve such increase,  (c) the
Applicable  Margin for  Eurocurrency  Loans and the Applicable  Margin for Base Rate Loans for the Replacement  Term Loans shall not be higher than such applicable  margins for the relevant Term Facility of Refinanced Term Loans unless the Required Lenders  (treating the
Refinanced  Loans of any Lender  that does not provide  Replacement  Term Loans as having  been paid in full  immediately  prior to the amendment)  shall approve such increase,  (d) the Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than the  Weighted  Average  Life to  Maturity  of the  Refinanced  Term Loans at the time of such  amendment  and (e) all other  terms applicable  to such  Replacement  Term Loans shall be  substantially  identical  to, or less  favorable to the Lenders  providing  such
Replacement  Term Loans than those  applicable to such  Refinanced  Term Loans except to the extent  necessary to provide for covenants and other terms  applicable to any period after the latest final maturity of Term Loans in effect  immediately  prior to such amendment unless the Required Lenders  (treating the Refinanced  Loans of any Lender that does not provide  Replacement Term Loans as having been paid in full immediately prior to the amendment) shall approve such terms.

(b)      If, in connection  with any proposed  change,  waiver,  discharge or termination of any of the provisions of this Agreement as contemplated  by clauses (a)(i) through (v),  inclusive,  of the first proviso to the third sentence of Section  12.1(a) or (E) through
                                                                                                        ----------------
(J) of the second  proviso to such  sentence,  the consent of the  Required  Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained,  then Company shall have the right to replace each such non-consenting  Lender or Lenders  (or, at the option of Company if the  respective  Lender's  consent is  required  with  respect to less than all Loans,  to replace  only the  respective  Loans of the  respective  non-consenting  Lender  which  gave rise to the need to obtain  such  Lender's individual  consent) with one or more  Replacement  Lenders  pursuant to Section 3.7 so long as at the time of such  replacement,  each
                                                                         -----------
such  Replacement  Lender  consents to the proposed  amendment,  modification,  supplement.  waiver,  discharge,  termination  or other change.

1.97     Further  Assurances.  Company  agrees,  on behalf of itself and its  Subsidiaries,  to do such  further acts and things and to
         -------------------
execute and deliver to Administrative Agent such additional assignments,  agreements,  powers and instruments,  as Administrative Agent may reasonably require or deem advisable to evidence,  perfect or otherwise  implement the guarantees and security for repayment of the
Obligations contemplated by the Loan Documents.

1.98     Notices,  Etc. (a) Except where telephonic  instructions or notices are authorized  herein to be given (and except as provided
         -------------
in paragraph (b) below),  all notices,  demands,  instructions  and other  communications  required or permitted to be given to or made upon any party hereto or any other  Person shall be in writing and shall be  personally  delivered or sent by  registered  or certified mail, postage prepaid, return receipt requested,  or by a reputable overnight or courier delivery service, or by telecopier,  and shall be deemed to be given for purposes of this Agreement when received or in the case of notice  delivered by telecopy,  upon completion of transmission  with a copy of such notice also being  delivered  under any of the methods  provided  above,  all in accordance  with the provisions  of this  Section  12.3.  Unless  otherwise  specified  in a notice  sent or  delivered  in  accordance  with the  foregoing
                     -------------
provisions of this Section 12.3,  notices,  demands,  instructions and other  communications  in writing shall be given to or made upon
                   ------------
the respective  parties hereto at their respective  addresses (or to their respective  telecopier  numbers)  indicated on Schedule 12.3
                                                                                                                          -------------
attached hereto or, in the case of any Assignee,  on its signature page to its Assignment and Assumption  Agreement and, in the case of telephonic  instructions  or notices,  by calling the  telephone  number or numbers  indicated for such party on Schedule 12.3 attached
                                                                                                                 -------------
hereto or such Assignment and Assumption Agreement, as the case may be.

(b)      Notices  and other  communications  to or by the  Administrative  Agent,  the Lenders and the Facing  Agent  hereunder  may be delivered or  furnished by  electronic  communication  (including  e-mail and  Internet or intranet  websites)  pursuant to  procedures approved by  Administrative  Agent,  provided that the  foregoing  shall not apply to notices  pursuant to Article II unless  otherwise
                                     --------                                                              ----------
agreed by  Administrative  Agent and the applicable Lender and, to the extent  applicable,  the Facing Agent.  Administrative  Agent or
Company  may, in its  discretion,  agree to accept  notices and other  communications  to it  hereunder  by  electronic  communications pursuant  to  procedures  approved  by it,  provided  that  approval  of such  procedures  may be  limited  to  particular  notices  or
                                            --------
communications.

Unless  Administrative  Agent  otherwise  prescribes,  (i) notices and other  communications  sent to an e-mail address shall be deemed received  upon the sender's  receipt of an  acknowledgement  from the intended  recipient  (such as by the "return  receipt  requested"
function, as available,  return e-mail or other written  acknowledgement),  provided that if such notice or other communication is sent
                                                                            --------
after 5:00 p.m.  (New York City  time),  such notice or  communication  shall be deemed to have been sent at the opening of business on the next Business Day for the recipient,  and (ii) notices or communications  posted to an Internet or intranet website shall be deemed received  upon the  deemed  receipt by the  intended  recipient  at its e-mail  address as  described  in the  foregoing  clause (i) of notification that such notice or communication is available and identifying the website address therefor.

1.99     Costs and Expenses; Indemnification.
         -----------------------------------

(a)      Generally.  Company  agrees to pay  promptly  upon  request  by  Administrative  Agent (or any Lender in  connection  with any
         ---------
enforcement or atonement as provided  below) (i) all reasonable  out of pocket costs and expenses in connection  with the  negotiation, preparation,  printing, typing,  reproduction,  syndication,  execution and delivery of this Agreement and the other Loan Documents and the documents and instruments  referred to herein and therein and any amendment,  waiver or consent relating hereto or thereto or other modifications  of (or supplements to) any of the foregoing and any and all other  documents and instruments  furnished  pursuant hereto or thereto or in connection  herewith or therewith  (whether or not the transactions  contemplated  hereby or thereby are consummated), including  without  limitation,  the reasonable fees and  out-of-pocket  expenses of independent  public  accountants and other outside experts retained by Administrative  Agent and of Winston & Strawn LLP, special counsel to  Administrative  Agent, and any local counsel retained by  Administrative  Agent relative thereto and other Attorney Costs, in connection with the  administration  of this Agreement and the other Loan Documents,  and all search fees,  appraisal fees and expenses,  title insurance  policy fees, costs and expenses and filing and recording fees,  (ii) all reasonable  out-of-pocket  expenses  incurred by any Facing Agent in connection with the issuance, amendment,  renewal  or  extension  of any  Letter of Credit or any  demand for  payment  thereunder  and (iii) all costs and  expenses incurred by the  Administrative  Agent,  any Lender or any Facing Agent,  including the fees,  charges and Attorney Costs in connection with the enforcement or protection of its rights in connection  with this Agreement and the other Loan Documents,  including its rights under this  Section,  or in  connection  with the Loans made or Letters of Credit issued  hereunder,  including all such  out-of-pocket expenses  incurred  during any  workout,  restructuring  or  negotiations  in respect of such Loans or Letters of Credit.  In addition,
Company  shall pay any and all present and future stamp,  transfer,  excise and other similar taxes payable or determined to be payable in connection  with the execution and delivery of this  Agreement,  any Loan  Document,  or the making of any Loan,  and each agrees to save and hold  Administrative  Agent and each Lender  harmless  from and against any and all  liabilities  with respect to or resulting from any delay by Company in  paying,  or  omission  by Company to pay,  such  taxes.  Any  portion of the  foregoing  fees,  costs and expenses which remains unpaid more than forty-five  (45) days following  Administrative  Agent's or any Lender's  statement and request for payment thereof shall bear interest from the date of such statement and request to the date of payment at the Default Rate.

(b)      Indemnification.  Company will indemnify and hold harmless  Administrative  Agent and each Lender and each director,  officer,
         ---------------
employee,  agent,  attorney  and  Affiliate  of  Administrative  Agent and each Lender  (each such Person an  "Indemnified  Person" and
                                                                                                               -------------------
collectively,  the "Indemnified  Persons") from and against all losses,  claims,  damages,  obligations  (including  Remedial Actions),
                    --------------------
expenses or liabilities to which such Indemnified  Person may become subject or which may be asserted  against such Indemnified  Person by any third party or by any Credit  Party,  insofar as such  losses,  claims,  damages,  penalties,  obligations  (including  Remedial
Actions),  expenses or  liabilities  (or actions,  suits or  proceedings  including any inquiry or  investigation  or claims in respect thereof  (whether or not  Administrative  Agent or any Lender is a party  thereto))  arise out of, in any way relate to, or result from
(i) the  execution or delivery of this  Agreement,  any other Loan  Document or any  agreement  or  instrument  contemplated  hereby or thereby,  the performance by the parties hereto of their  respective  obligations  hereunder or the  consummation  of the  transactions contemplated  hereby or thereby,  (ii) any Loan or Letter of Credit or the use of the proceeds therefrom  (including any refusal by the
Facing Agent to honor a demand for payment  under a Letter of Credit if the documents  presented in connection  with such demand do not strictly comply with the terms of such Letter of Credit),  (iii) any violation of or liability arising under any Environmental  Laws or
Environmental  Permits or for the Release or threatened  Release of any  Contaminants  into the environment for which Company or any of its  Subsidiaries  has any  liability or which  occurs upon the  Mortgaged  Property or which is related to any  property  currently or formerly  owned,  leased or  operated  by or on behalf of Company or any of its  Subsidiaries,  or by reason of the  imposition  of any
Environmental  Lien or which  occurs by a breach of any of the  representations,  warranties  or  covenants  relating to  environmental matters contained  herein,  including,  without  limitation,  by reason of any matters disclosed in Schedule 6.19,  provided that, with
                                                                                                    -------------
respect to any  liabilities  arising from acts or failure to act for which Company or any of its  Subsidiaries is strictly liable under any Environmental Law or Environmental Permit,  Company's obligation to each Indemnified  Person under this indemnity shall likewise be without  regard to fault on the part of Company or any such  Subsidiary  or (iv) any claim,  litigation,  investigation  or  proceeding relating to any of the  foregoing,  whether based on contract,  tort or any other theory and  regardless of whether  brought by a third party or by a Credit Party and  regardless of whether any  Indemnified  Person is a party thereto,  and to reimburse  each  Indemnified
Person upon their demand,  for any Attorney Costs or other  reasonable  expenses  actually  incurred in connection with  investigating, preparing to defend or defending any such loss, claim, damage, liability, action or claim; provided, however,
                                                                                           --------  -------

(i)      that no  Indemnified  Person shall  have the right to be so  indemnified  hereunder for any loss,  claim,  damage,  penalties, obligations,  expense  or  liability  to the extent it arises or  results  from the gross  negligence  or  willful  misconduct  of such
Indemnified Person as finally determined by a court of competent jurisdiction;

(ii)     that nothing  contained herein shall affect the express  contractual  obligations of the Lenders to any Credit Party contained herein or in the other Loan Documents; and

(iii)    that such  Indemnified  Person  shall  promptly  refund such  amount to the extent that there is a final  judicial or arbitral determination  that such Indemnified  Person was not entitled to  indemnification  or contribution  rights with respect to such payment hereunder.

If any action,  suit or proceeding arising from any of the foregoing is brought against  Administrative  Agent, any Lender or any other
Person  indemnified or intended to be indemnified  pursuant to this Section 12.4,  Company will, if requested by Administrative  Agent,
                                                                    ------------
any Lender or any such  Indemnified  Person,  resist and defend such action,  suit or  proceeding  or cause the same to be resisted and defended by counsel  reasonably  satisfactory  to the Person or Persons  indemnified or intended to be  indemnified.  Each  Indemnified
Person  shall,  unless  Administrative  Agent,  a Lender or other  Indemnified  Person has made the request  described in the preceding sentence and such request has been complied  with,  have the right to employ its own counsel (or (but not as well as) staff counsel) to investigate  and control the defense of any matter  covered by such  indemnity  and the  reasonable  fees and  expenses of such counsel shall be at the expense of the indemnifying party.

If Company shall fail to do any act or thing which it has covenanted to do hereunder or any  representation  or warranty on the part of
Company or any of its  Subsidiaries  contained  herein or in any other Loan Document shall be breached,  Administrative  Agent may (but shall not be  obligated  to) do the same or cause it to be done or remedy any such breach,  and may expend its funds for such  purpose, and will use its best efforts to give prompt  written  notice to Company  that it proposes to take such action.  Any and all amounts so expended by Administrative Agent shall be repaid to it by Company promptly upon Administrative  Agent's demand therefor,  with interest at the Default Rate in effect from time to time during the period  including the date so expended by  Administrative  Agent to the date of repayment.  To the extent that the undertaking to indemnify,  pay or hold harmless  Administrative  Agent or any Lender as set forth in this  Section 12.4  may be  unenforceable  because it is  violative  of any law or public  policy,  Company  shall make the  maximum
         ------------
contribution to the payment and  satisfaction of each of the indemnified  liabilities  which is permissible  under  applicable law. The obligations of Company under this Section 12.4 shall survive the  termination  of this  Agreement and the discharge of Company's  other
                                  ------------
Obligations hereunder.

(c)      Waiver of  Consequential  Damages,  Etc. To the fullest  extent  permitted by applicable  law,  Company shall not assert,  and
         ----------------------------------------
hereby waives, any claim against any Indemnified Person, on any theory of liability, for special,  indirect,  consequential or punitive damages (as opposed to direct or actual  damages)  arising out of, in  connection  with, or as a result of, this  Agreement,  any other
Loan Document or any agreement or instrument  contemplated hereby, the transactions  contemplated hereby or thereby, any Loan or Letter of Credit or the use of the  proceeds  thereof.  No  Indemnified  Person  referred  to in  paragraph  (b) above shall be liable for any damages  arising from the use by unintended  recipients of any  information  transmission  systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

1.100    Confirmations.  Each of Company and each  holder of any portion of the  Obligations  agrees  from time to time,  upon  written
         -------------
request  received by it from the other,  to confirm to the other in writing (with a copy of each such  confirmation  to  Administrative
Agent) the aggregate unpaid principal amount of the Loan or Loans and other Obligations then outstanding.

1.101    Adjustment; Setoff.
         ------------------

(a)      If any lender (a "Benefited  Lender") shall at any time receive any payment of all or part of its Loans, or interest  thereon,
                           -----------------
or receive any collateral in respect thereof (whether  voluntarily or  involuntarily,  by setoff,  pursuant to events or proceedings of the nature referred to in Section 10.1(e) or Section  10.1(f)  hereof,  or otherwise) in a greater  proportion than any such payment to
                          ---------------    ----------------
and collateral  received by any other Lender in respect of such other Lender's Loans or interest  thereon,  such Benefited Lender shall
(i) notify  Administrative  Agent of that fact and (ii)  purchase  for cash at face value from the other  Lenders  such portion of each such other Lender's Loans, or shall provide such other Lenders with the benefits of any such collateral,  or the proceeds  thereof,  as shall be necessary to cause such Benefited  Lender to share the excess payment or benefits of such collateral or proceeds  ratably with each Lender;  provided,  however,  that (x) if all or any portion of such excess payment or benefits is thereafter  recovered from such
              --------   -------
Benefited Lender, such purchase shall be rescinded,  and the purchase price and benefits returned, to the extent of such recovery,  but without  interest and (y) this Section  12.6(a) shall not apply to (1) any payment made by a Credit Party pursuant to and in accordance
                               ----------------
with the express  terms of this  Agreement or (2) any payment  obtained by a Lender as  consideration  for the  assignment or sale of a participation  to any assignee or  participant,  other than to any Credit Party or any  Subsidiary  thereof.  Company  agrees that each
Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including,  without limitation,  rights of setoff) with respect to such portion as fully as if such Lender were the direct holder of such portion.

(b)      In  addition to any rights and  remedies of the Lenders  provided  by law,  each Lender  shall have the right,  without  prior notice to  Company  or any of its  Subsidiaries,  any such  notice  being  expressly  waived by  Company,  on behalf of itself  and its
Subsidiaries,  upon the occurrence  and during the  continuance  of an Event of Default,  to setoff and apply against any  Obligations, whether  matured or  unmatured,  of Company or any Credit Party to such Lender,  any amount owing from such Lender to Company or any of its Subsidiaries,  at or at any time after, the happening of any of the  above-mentioned  events, and the aforesaid right of setoff may be exercised by such Lender against  Company or any Credit Party or against any trustee in bankruptcy,  debtor in possession,  assignee for the benefit of creditors,  receivers,  administrator,  administrative  receiver, court appointed monitor or other similar official, or execution,  judgment or  attachment  creditor of Company or any Credit Party,  or against  anyone else claiming  through or against,
Company or any Credit Party or such trustee in  bankruptcy,  debtor in  possession,  assignee for the benefit of creditors,  receivers, administrator,  administrative  receiver,  court  appointed  monitor or other similar  official,  or execution,  judgment or attachment creditor,  notwithstanding the fact that such right of setoff shall not have been exercised by such Lender prior to the making,  filing or issuance, or service upon such Lender of, or of notice of, any such petition,  assignment for the benefit of creditors,  appointment or application for the appointment of a receiver,  administrator,  administrative  receiver,  court appointed  monitor or other similar official,  or issuance of execution,  subpoena,  order or warrant.  Each Lender agrees  promptly to notify  Company and  Administrative
Agent after any such setoff and  application  made by such Lender,  provided  that the failure to give such notice shall not affect the validity of such setoff and application.

(c)      Company  expressly  agrees,  on behalf of itself and its  Subsidiaries,  that to the extent  Company or any other Credit Party makes a payment  or  payments  and such  payment or  payments,  or any part  thereof,  are  subsequently  invalidated,  declared  to be fraudulent or preferential,  set aside or are required to be repaid to a trustee,  receiver,  administrator,  administrative  receiver, court  appointed  monitor or other similar  official,  or any other party under any bankruptcy act, state or federal law, common law or equitable cause in any jurisdiction,  then to the extent of such payment or repayment,  the Indebtedness to the Lenders or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

1.102    Execution in Counterparts; Electronic Execution; Effectiveness.
         --------------------------------------------------------------

(a)      This Agreement may be executed in any number of counterparts and by different  parties hereto on separate  counterparts,  each of which  counterparts,  when so  executed  and  delivered,  shall be deemed to be an  original  and all of which  counterparts,  taken together,  shall constitute but one and the same Agreement.  Delivery of an executed  counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)      This Agreement shall become  effective on the date (the "Effective  Date") on which Holdings,  Company and each of the Lenders
                                                                  ---------------
shall have signed a counterpart of this  Agreement  (whether the same or different  counterparts)  and shall have delivered the same to the  Administrative  Agent at the Notice Office (or to  Administrative  Agent's counsel as directed by such counsel) or, in the case of the Lenders,  shall have given to  Administrative  Agent or  telephonic  (confirmed  in writing),  written,  telex or facsimile  notice
(actually  received)  at such office or the office of  Administrative  Agent's  counsel that the same has been signed and mailed to it.
Administrative Agent will give Holdings, Company and each Lender prompt written notice of the occurrence of the Effective Date.

1.103    Binding Effect; Assignment; Addition and Substitution of Lenders.
         ----------------------------------------------------------------

(a)      This  Agreement  shall be  binding  upon,  and  inure  to the  benefit  of,  Company  and  each  other  Credit  Party  hereto,
Administrative  Agent, the Lenders,  all future holders of the Notes and their respective  successors and assigns;  provided,  however,
                                                                                                                    --------   -------
that neither  Company nor any other  Credit  Party may assign its rights or  obligations  hereunder  or in  connection  herewith or any interest herein  (voluntarily,  by operation of law or otherwise) without the prior written consent of Administrative  Agent and all of the Lenders.

(b)      Each Lender may at any time sell to one or more banks or other  entities  ("Participants")  participating  interests in all or
                                                                                     ------------
any portion of its  Commitment  and Loans or  participation  in Letters of Credit or any other  interest of such Lender  hereunder  (in respect  of any  Lender,  its  "Credit  Exposure").  In the  event  of any  such  sale by a  Lender  of  participating  interests  to a
                                ----------------
Participant,  such Lender's  obligations under this Agreement shall remain unchanged,  such Lender shall remain solely  responsible for the performance  thereof,  and the Credit Parties and Administrative  Agent shall continue to deal solely and directly with such Lender in connection  with such Lender's rights and obligations  under this  Agreement.  At the time of the sale of a participating  interest, the Lender  transferring  the interest (i) shall cause the  Participant  to provide the forms  required under Section 4.7(d) as if such
                                                                                                              --------------
Participant  became a Lender on the date of the sale and (ii)  shall,  if required  under  applicable  law,  deliver  revised  forms in accordance  Section  4.7(d)  reflecting  the  portion of the  interest  sold and the portion of the  interest  retained.  Further,  the
            ---------------
Participant  shall be subject to the obligations of Section 3.6 and Section 4.7 as if such  Participant was a Lender.  Company and each
                                                    -----------     -----------
other Credit Party hereto agrees that if amounts  outstanding  under this Agreement or any of the Loan Documents are due or unpaid,  or shall have been declared or shall have become due and payable upon the  occurrence  and during the  continuance of an Event of Default, each  Participant  shall be deemed to have the right of setoff in respect of its  participating  interest  in amounts  owing under this
Agreement  and the Loan  Documents to the same extent as if the amount of its  participating  interest  were owing  directly to it as a
Lender  under  this  Agreement  or any other  Loan  Document;  provided,  however,  that such  right of setoff  shall be subject to the
                                                               --------   -------
obligation  of such  Participant  to share with the  Lenders,  and the  Lenders  agree to share with such  Participant,  as provided in
Section  12.6.  Company and each other  Credit  Party  hereto also agrees that each  Participant  shall be entitled to the  benefits of
-------------
Section 3.6 and Section 4.7 with  respect to its  participation  in the Loans  outstanding  from time to time,  as if such  Participant
-----------     -----------
becomes a Lender on the date it acquired an interest  pursuant to this Section 12.8(b).  Each Lender agrees that any agreement  between
                                                                       ---------------
such Lender and any such  Participant  in respect of such  participating  interest shall not restrict such Lender's right to approve or agree to any amendment,  restatement,  supplement or other  modification to, waiver of, or consent under,  this Agreement or any of the
Loan  Documents  except to the extent that any of the  forgoing  would (i) extend the final  scheduled  maturity of any Loan or Note in which such Participant is  participating  (it being understood that amending the definition of any Scheduled Term Repayment (other than any Term Maturity Date),  shall not constitute an extension of the final  scheduled  maturity of any Loan or Note) or extend the stated
maturity of any Letter of Credit in which such Participant is participating  beyond the Revolver  Termination  Date, or reduce the rate or extend the time of payment of interest or fees on any such Loan,  Note or Letter of Credit  (except in  connection  with a waiver of applicability  of any post-default  increase in interest rates) or reduce the principal  amount thereof,  or increase the amount of the
Participant's  participation  over the amount thereof then in effect (it being  understood that waivers or  modifications of conditions precedent,  covenants,  representations,  warranties,  Events of Default or Unmatured Events of Default or of a mandatory  reduction in
Commitments shall not constitute a change in the terms of such  participation,  and that an increase in any Commitment or Loan shall be permitted  without the consent of any  Participant  if the  Participant's  participation  is not increased as a result  thereof),  (ii)
consent to the  assignment or transfer by Company or any other Credit Party of any of its rights and  obligations  under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security  Documents  (except as expressly  provided in the
Loan Documents) supporting the Loans and/or Letters of Credit hereunder in which such Participant is participating.

(c)      Any Lender may at any time assign to one or more Eligible  Assignees,  including an Affiliate  thereof  (each an  "Assignee"),
                                                                                                                            --------
all or any part of its Credit Exposure pursuant to an Assignment and Assumption  Agreement,  provided that any assignment of all or any
                                                                                             --------
portion of any Lender's Credit  Exposure to an Assignee other than an Affiliate of such Lender or another  Lender,  or in the case of a
Lender that is a Fund,  any Related  Fund of any Lender (i) shall be an  assignment  of its Credit  Exposure in an amount not less than
$1,000,000  (treating any Fund and its Related Funds as a single  Eligible  Assignee) (or if less the entire amount of Lender's  Credit
Exposure with respect to such  Facility,  provided,  that, if such Lender and its  Affiliates (or in the case of a Fund and its Related
                                          --------
Funds)  collectively  hold  Credit  Exposure  at least  equal to such  minimum  amounts,  such  Affiliates  and/or  Related  Funds must simultaneously  assign Credit Exposure such that the aggregate Credit Exposure  assigned  satisfies such minimum amount) and (ii) shall require the prior written  consent of  Administrative  Agent (not to be unreasonably  withheld) and,  provided no Event of Default then exists and is continuing,  Company (the consent of Company not to be unreasonably  withheld or delayed;  provided,  however, that prior
                                                                                                         --------   -------
to the Syndication Date,  assignments by Administrative Agent shall not require the consent of Company),  and; provided,  further, that
                                                                                                               ---------  -------
notwithstanding  the foregoing  limitations,  any Lender may at any time assign all or any part of its Credit Exposure to any Affiliate of such  Lender  or to any  other  Lender  (or in the case of a Lender  which is a Fund,  to any  Related  Fund of such  Lender).  Upon execution of an Assignment  and Assumption  Agreement and the payment of a  nonrefundable  assignment  fee of $3,500  (provided that no such fee shall be payable upon  assignments by any Lender which is a Fund to one or more Related Funds) in immediately  available funds to  Administrative  Agent at its Payment Office in connection  with each such  assignment,  written  notice thereof by such  transferor
Lender to  Administrative  Agent and the recording by  Administrative  Agent of such assignment and the resulting effect upon the Loans and Revolving  Commitment of the assigning  Lender and the Assignee,  the Assignee  shall have, to the extent of such  assignment,  the same rights,  benefits and obligations as it would have if it were a Lender hereunder and the holder of the Obligations  (provided that
Company and  Administrative  Agent shall be entitled to continue to deal solely and  directly  with the assignor  Lender in  connection with the interests so assigned to the Assignee until written notice of such assignment,  together with payment instructions,  addresses and related  information  with respect to the  Assignee,  shall have been given to Company,  and  Administrative  Agent by the assignor
Lender and the  Assignee)  and, if the Assignee has  expressly  assumed,  for the benefit of Company or any other Credit Party  hereto, some or all of the transferor Lender's  obligations  hereunder,  such transferor Lender shall be relieved of its obligations  hereunder to the extent of such assignment and assumption,  and except as described above, no further consent or action by Company,  the Lenders, or Administrative  Agent shall be required.  At the time of each assignment  pursuant to this  Section 12.8(c) to a Person which is not
                                                                                               ---------------
already a Lender  hereunder,  the  respective  Assignee shall provide to Company and  Administrative  Agent the  appropriate  forms and certificates as provided in Section  4.7(d),  if applicable.  Each Assignee shall take such Credit  Exposure  subject to the provisions
                            ---------------
of this  Agreement  and to any  request  made,  waiver or  consent  given or other  action  taken  hereunder,  prior to the  receipt by
Administrative  Agent  and  Company  of  written  notice of such  transfer,  by each  previous  holder of such  Credit  Exposure.  Such
Assignment and Assumption  Agreement  shall be deemed to amend this Agreement and Schedule  1.1(a) hereto,  to the extent,  and only to
                                                                                  ----------------
the extent,  necessary to reflect the addition of such  Assignee as a Lender and the  resulting  adjustment  of all or a portion of the rights and obligations of such transferor Lender under this Agreement,  the Maximum Commitment,  the determination of its Term Pro Rata
Share,  or Revolver Pro Rata Share, as the case may be (in each case,  rounded to twelve decimal  places),  the Loans,  any outstanding
Letters of Credit and any new Notes, if requested,  to be issued,  at Company's  expense,  to such Assignee,  and no further consent or action by Company or the Lenders shall be required to effect such amendments.

(d)      Company  authorizes each Lender to disclose to any Participant,  Assignee or permitted pledgee under clause (e) below (each, a
"Transferee") and any prospective  Transferee any and all financial  information in such Lender's possession concerning Company and any
 ----------
of its  Subsidiaries  which has been delivered to such Lender by Company pursuant to this Agreement or which has been delivered to such
Lender by Company in connection with such Lender's credit  evaluation of Company prior to entering into this Agreement,  provided that,
                                                                                                                         --------
such Transferee or prospective  Transferee  agrees to treat any such information which is not public as confidential in accordance with the terms of Section 12.15 hereof.
             -------------

(e)      Notwithstanding  any other  provision  set forth in this  Agreement,  any Lender  may at any time  pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents (including,  without limitation,  the Notes held by it,) to any
Federal  Reserve Bank in accordance  with  Regulation A of the Federal  Reserve Board without  notice to, or the consent of, any Credit
Party,  provided that, no such pledge or assignment of a security  interest under this Section  12.8(e) shall release a Lender from any
        --------                                                                       ----------------
obligations  hereunder or  substitute  any such pledgee or assignee for such Lender as a party  hereto.  Any Lender which is a fund may pledge  all or any  portion  of its Notes or Loans to its  trustee in support of its  obligations  to its  trustee.  No such  pledge or assignment shall release the transferor Lender from its obligations hereunder.

1.104    CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL.
         ----------------------------------------------------

(a)      ANY LEGAL ACTION OR  PROCEEDING  WITH RESPECT TO THIS  AGREEMENT OR ANY OTHER CREDIT  DOCUMENT MAY BE BROUGHT IN THE COURTS OF
THE STATE OF NEW YORK  SITTING IN NEW YORK,  NEW YORK OR COURTS OF THE UNITED  STATES FOR THE  SOUTHERN  DISTRICT OF NEW YORK,  AND, BY
EXECUTION  AND DELIVERY OF THIS  AGREEMENT,  EACH CREDIT PARTY HEREBY  IRREVOCABLY  ACCEPTS FOR ITSELF AND IN RESPECT OF ITS  PROPERTY,
GENERALLY  AND  UNCONDITIONALLY,  THE  NON-EXCLUSIVE  JURISDICTION  OF THE  AFORESAID  COURTS.  EACH CREDIT PARTY  FURTHER  IRREVOCABLY
CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE  AFOREMENTIONED  COURTS IN ANY SUCH ACTION OR  PROCEEDING BY THE MAILING OF COPIES
THEREOF BY REGISTERED OR CERTIFIED  MAIL,  POSTAGE  PREPAID,  TO SUCH CREDIT PARTY,  AT THE ADDRESS  PROVIDED FOR IN SECTION 12.3, SUCH
                                                                                                                     ------------
SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF  ADMINISTRATIVE  AGENT UNDER
THIS  AGREEMENT,  ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE  PROCESS IN ANY OTHER  MANNER  PERMITTED  BY LAW OR TO  COMMENCE  LEGAL
PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH CREDIT PARTY IN ANY OTHER JURISDICTION.

(b)      EACH CREDIT PARTY HEREBY  IRREVOCABLY  WAIVES ANY OBJECTION  WHICH IT MAY NOW OR HEREAFTER  HAVE TO THE LAYING OF VENUE OF ANY
OF THE AFORESAID  ACTIONS OR PROCEEDINGS  ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE
COURTS  REFERRED OF IN CLAUSE (A) ABOVE AND HEREBY FURTHER  IRREVOCABLY  WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT
ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)      EACH OF THE  PARTIES  TO THIS  AGREEMENT  HEREBY  IRREVOCABLY  WAIVES  ANY  RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR
JURISDICTION,  INCLUDING WITHOUT  LIMITATION THOSE REFERRED TO IN CLAUSE (A) ABOVE, IN RESPECT TO ANY MATTER ARISING OUT OF OR RELATING
TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(d)      THIS  AGREEMENT  AND EACH NOTE  SHALL BE DEEMED TO BE A  CONTRACT  MADE  UNDER THE LAWS OF THE STATE OF NEW YORK,  AND FOR ALL
PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE,  INCLUDING  SECTIONS S-1401 AND S-1402 OF
THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

1.105    Severability of Provisions.  Any provision of this Agreement which is prohibited or unenforceable  in any jurisdiction  shall,
         --------------------------
as to such  jurisdiction,  be ineffective to the extent of such  prohibition or  unenforceability  without  invalidating  the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

1.106    Transfers  of Notes.  In the event that the holder of any Note  (including  any Lender)  shall  transfer  such Note,  it shall
         -------------------
immediately  advise  Administrative  Agent and  Company of such  transfer,  and  Administrative  Agent and  Company  shall be  entitled conclusively  to  assume  that no  transfer  of any  Note  has  been  made by any  holder  (including  any  Lender)  unless  and  until
Administrative  Agent and Company shall have received  written notice to the contrary.  Except as otherwise  provided in this Agreement or as otherwise  expressly  agreed in writing by all of the other parties hereto,  no Lender shall, by reason of the transfer of a Note or  otherwise,  be  relieved of any of its  obligations  hereunder.  Each  transferee  of any Note shall take such Note  subject to the provisions of this  Agreement and to any request made,  waiver or consent given or other action taken  hereunder,  prior to the receipt by  Administrative  Agent and  Company of written  notice of such  transfer,  by each  previous  holder of such  Note,  and,  except as expressly  otherwise  provided in such transfer,  Administrative  Agent and Company shall be entitled  conclusively  to assume that the transferee  named in such notice  shall  hereafter be vested with all rights and powers  under this  Agreement  with respect to the Pro
Rata Share of the Loans of the Lender named as the payee of the Note which is the subject of such transfer.

1.107    Registry.  Company hereby designates  Administrative  Agent to serve as Company's agent,  solely for purposes of this Section
         --------                                                                                                              --------
12.12 to maintain a register (the  "Register")  on which it will record the  Commitment  from time to time of each of the Lenders,  the
-----                               --------
Loans made by each of the Lenders and each  repayment in respect of the principal  amount of the Loans of each Lender.  Failure to make any such  recordation,  or any error in such  recordation  shall not affect any Credit  Party's  obligations  in respect of such Loans.
With respect to any Lender,  the transfer of the  Commitments  of such Lender and the rights to the  principal of, and interest on, any
Loan made  pursuant  to such  Commitment  shall not be  effective  until such  transfer  is  recorded  on the  Register  maintained  by
Administrative  Agent with respect to ownership of such  Commitment  and Loans and prior to such  recordation  all amounts owing to the transferor  with  respect to such  Commitments  and Loans shall remain owing to the  transferor.  The  registration  of  assignment  or transfer  of all or part of any  Commitment  and  Loans  shall be  recorded  by  Administrative  Agent on the  Register  only  upon the acceptance by  Administrative  Agent of a properly  executed and delivered  Assignment  and Assumption  Agreement  pursuant to Section
                                                                                                                               --------
12.8.  Coincident  with the  delivery of such an  Assignment  and  Assumption  Agreement to  Administrative  Agent for  acceptance  and registration  of  assignment or transfer of all or part of a Loan, or as soon  thereafter as  practicable,  the assigning or transferor
Lender shall  surrender any Note  evidencing  such Loan,  and  thereupon,  if requested by the  assigning or  transferor  Lender or New
Lender,  one or more new Notes in the same aggregate  principal amount then owing to such assignor or transferor Lender shall be issued to the assigning or transferor Lender and/or the new Lender.

1.108    Headings.  The Table of Contents and Article and Section  headings  used in this  Agreement are for  convenience  of reference
         --------
only and shall not affect the construction of this Agreement.

1.109    Termination  of  Agreement.  This  Agreement  shall  terminate  when the  Commitment  of each  Lender has  terminated  and all
         --------------------------
outstanding  Obligations  and Loans have been  indefeasibly  paid in full and all  Letters of Credit have  expired or been  terminated;
provided,  however,  that the rights and  remedies  of  Administrative  Agent and each Lender with  respect to any  representation  and warranty made by Company  pursuant to this  Agreement or any other Loan Document,  and the  indemnification  and expense  reimbursement provisions  contained in this  Agreement and any other Loan  Document,  shall be continuing  and shall survive any  termination of this
Agreement or any other Loan Document.

1.110    Treatment  of Certain  Information;  Confidentiality.  Each of the  Administrative  Agent,  the Lenders and each Facing  Agent
         ----------------------------------------------------
agrees to maintain the  confidentiality  of the Information (as defined below) in accordance with its customary  practices for handling such information,  except that information may be disclosed (a) to its and its Affiliates' directors,  officers,  employees and agents, including  accountants,  legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the  confidential  nature of such  information  and instructed to keep such  information  confidential),  (b) to the extent requested by any regulatory  authority  purporting to have jurisdiction over it (including any self-regulatory  authority,  such as the
National  Association of Insurance  Commissioners),  (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal  process,  (d) to any other party  hereto,  (e) in  connection  with the exercise of any remedies  hereunder or under any other Loan  Document or the  enforcement  or any action or  proceeding  relating to this  Agreement  or any other Loan  Document or the enforcement of rights hereunder or thereunder,  (f) subject to an agreement  containing  provisions  substantially the same as those of this  Section,  to (i) any assignee of or  Participant  in, or any  prospective  assignee of or  Participant  in, any of its rights and obligations  under  this  Agreement  or (ii) any  actual  or  prospective  counterparty  (or its  advisors)  to any swap or  derivative transaction  relating to the Company or any other Credit Party and its  obligations,  (g) with the consent of the Company or (h) to the extent such information (x) becomes publicly  available other than as a result of a breach of this section or (y) becomes  available to the  Administrative  Agent,  any Lender or the Issuing Bank or any of their  respective  Affiliates on a  nonconfidential  basis from a source other than Company.

                  For purposes of this Section,  "Information" means all information received from, or on behalf of, Holdings,  Company
                                                  -----------
or any of its Subsidiaries relating to Holdings,  Company or any of its Subsidiaries or any of their respective businesses,  other than any such information that is available to the  Administrative  Agent, any Lender or the Issuing Bank on a  nonconfidential  basis prior to  disclosure  by Company or any of its  Subsidiaries.  Notwithstanding  the  foregoing  sentence,  to the extent  necessary  to avoid application of Treasury Regulation section 1.6011-4 (and in particular 1.6011-4(b)(3) with respect to confidential  transactions),  any such  information  shall not be treated as  "Information."  Any Person  required to maintain  the  confidentiality  of  Information  as provided in this Section  shall be  considered  to have  complied  with its  obligation  to do so if such Person has exercised the same degree of care to maintain the  confidentiality  of such Information as such Person would accord to its own  confidential  information.
In addition,  Administrative  Agent may disclose to any agency or organization  that assigns  standard  identification  numbers to loan facilities such basic information  describing the facilities  provided  hereunder as is necessary to assign unique identifiers (and, if requested,  supply a copy of this  Agreement),  it being understood that the Person to whom such disclosure is made will be informed of the  confidential  nature of information  and  instructed to make  available in the course of its business of assigning  identification numbers.

1.111    Concerning the Collateral and the Loan Documents.
         ------------------------------------------------

(a)      Authority.  Each Lender  authorizes and directs DB to act as collateral  agent and to enter into the Loan  Documents  relating
         ---------
to the  Collateral  for the benefit of the Lenders  and the other  secured  parties.  Each Lender  agrees that any action  taken by the
Administrative  Agent or the Required Lenders (or, where required by the express terms,  hereof, a different proportion of the Lenders)
in accordance with the provisions hereof or of the other Loan Documents,  and the exercise by the Administrative  Agent, the Collateral
Agent or the Required Lenders (or, where so required,  such different  proportion) of the powers set forth herein or therein,  together with such other  powers as are  reasonably  incidental  thereto,  shall be  authorized  and binding  upon all of the  Lenders.  Without limiting the generality of the foregoing,  the  Administrative  Agent and Collateral  Agent shall have the sole and exclusive right and authority to (i) act as the  disbursing and collecting  agent for the Lenders with respect to all payments and  collections  arising in connection  herewith and with the Loan Documents  relating to the Collateral;  (ii) execute and deliver each Loan Document  relating to the Collateral  and accept  delivery of each such agreement  delivered by Company or any of its  Subsidiaries,  (iii) act as collateral trustee for the Lenders for  purposes  stated  therein to the extent such action is provided  for under the Loan  Documents,  provided, however,  the  Administrative  Agent  hereby  appoints,  authorizes  and directs  each Lender to act as  collateral  sub-agent  for the
Administrative  Agent and the Lenders for purposes of the perfection of all security  interests and Liens with respect to Company's and its  Subsidiaries'  respective  deposit accounts  maintained  with, and cash and Cash  Equivalents  held by, such Lender;  (iv) manage, supervise and otherwise  deal with the  Collateral;  (v) take such action as is necessary or desirable to maintain the  perfection  and priority of the  security  interests  and liens  created or purported  to be created by the Loan  Documents,  and (vi) except as may be otherwise  specifically  restricted  by  the  terms  hereof  or of  any  other  Loan  Document,  exercise  all  remedies  given  to the
Administrative  Agent or the Lenders with respect to the  Collateral  under the Loan  Documents  relating  thereto,  applicable  law or otherwise.

(b)      Release of Collateral.
         ---------------------

(i)      The  Administrative  Agent and the  Lenders  hereby  direct the  Administrative  Agent and  Collateral  Agent to  release,  in accordance with the terms hereof, any Lien held by the Administrative Agent or Collateral Agent, under the Security Documents:

(A)      against all of the Collateral, promptly upon termination of this Agreement as provided in Section 12.16;
                                                                                                   -------------

(B)      against  any part of the  Collateral  sold or  disposed  of by Company or any of its  Subsidiaries  to the extent such sale or disposition is permitted hereby (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited hereby);

(C)      against any  Collateral  acquired  by Company or any of its  Subsidiaries  after the  Initial  Borrowing  Date  financed  with
Indebtedness secured by a Lien permitted by Section 8.1(d);
                                            --------------

(D)      so long as no Event of Default or Unmatured  Event of Default has occurred and is  continuing,  in the sole  discretion of the
Administrative  Agent  upon the  request  of  Company,  against  any  part of the  Collateral  with a fair  market  value of less  than
$10,000,000 in the aggregate during the term of this Agreement as such fair market value may be certified to the  Administrative  Agent by Company in an officer's certificate acceptable in form and substance to the Administrative Agent; and

(E)      against a part of the  Collateral  which  release  does not require the consent of all of the Lenders as set forth in Section
                                                                                                                               --------
12.1(a)(ii), if such release is consented to by the Required Lenders;
-----------

provided,  however,  that (y)  Administrative  Agent shall not be required to execute any such document on terms which, in its opinion,
--------   -------
would expose it to liability or create any obligation or entail any consequence  other than the release of such Liens without  recourse or  warranty,  and (z) such  release  shall not in any  manner  discharge,  affect  or impair  the  Obligations  or any Liens  upon (or obligations of any Credit Party in respect of) all interests  retained by Company and/or any of its  Subsidiaries,  including  (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(ii)     Each of the Lenders hereby directs  Administrative  Agent to execute and deliver or file such  termination and partial release statements  and such other things as are  necessary to release Liens to be released  pursuant to this Section  12.16  promptly upon the
                                                                                                      --------------
effectiveness of any such release or enter into intercreditor agreements contemplated or permitted herein.

(c)      No  Obligation.  The  Administrative  Agent shall not have any  obligation  whatsoever to any Lender or to any other Person to
         --------------
assure that the Collateral  exists or is owned by Company or any of its Subsidiaries or is cared for,  protected or insured or has been encumbered  or that the Liens  granted to the  Administrative  Agent  herein or pursuant to the Loan  Documents  have been  properly or sufficiently or lawfully created,  perfected,  protected or enforced or are entitled to any particular priority,  or to exercise at all or in any  particular  manner  or under any duty of care,  disclosure  or  fidelity,  or to  continue  exercising,  any of the  rights, authorities and powers granted or available to Administrative  Agent in any of the Loan Documents,  it being understood and agreed that in respect of the Collateral,  or any act,  omission or event related thereto,  Administrative  Agent may act in any manner it may deem appropriate,  in its sole discretion,  given the Administrative  Agent's own interests in the Collateral as one of the Lenders and that the  Administrative  Agent  shall  not have any duty or  liability  whatsoever  to any  Lender,  provided,  that,  notwithstanding  the foregoing,  the  Administrative  Agent shall be  responsible  for its grossly  negligent  actions or actions  constituting  intentional misconduct.

1.112    Certain Provisions Regarding Pledge of Capital Stock of Netherlands Antilles Subsidiary.
         ---------------------------------------------------------------------------------------

(a)      Without  prejudice  to the  provisions  of this  Agreement,  and for the purpose of ensuring and  preserving  the validity and continuity of the security  rights granted and to be granted by Company under or pursuant to the Foreign  Security  Agreement  governed by Netherlands  Antilles law,  Company hereby  irrevocably and  unconditionally  undertakes to pay to Collateral Agent amounts equal to and in the  currency  of the  Obligations  from time to time due in  accordance  with and under the same  terms and  conditions  as the
Obligations  under this  Agreement  (such  payment  undertakings  and the  obligations  and  liabilities  which are the result  thereof hereinafter referred to as the "Parallel Debt").
                                -------------

(b)      Company  and the  Collateral  Agent  acknowledge  that (i) for this  purpose,  the  Parallel  Debt  constitutes  undertakings, obligations and liabilities of Company to the Collateral Agent which are separate and independent  from, and without  prejudice to, the corresponding  Obligations  which Company has to any of the Lenders and (ii) that the Parallel Debt  represents the Collateral  Agent's own claims  (vorderingen  op naam) to receive  payment of the Parallel Debt,  provided that the total amount of the Parallel Debt shall never exceed the total amount of the Obligations.

(c)      Every  payment of monies made by Company to the  Collateral  Agent shall  (conditionally  upon such  payment not  subsequently being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy,  insolvency,  liquidation or similar laws of general  application)  be in  satisfaction  pro tanto of the covenant by Company  contained in Clause (i),  provided  that, if any such payment as is mentioned  above is  subsequently  avoided or reduced by virtue of any  provisions or enactments  relating to bankruptcy, insolvency,  liquidation  or similar laws of general  application,  the Collateral  Agent shall be entitled to receive a  corresponding amount as Parallel  Debt under Clause (i) from Company and Company  shall remain liable to satisfy such Parallel Debt and such Parallel
Debt shall be deemed not to have been discharged.

(d)      Subject to the provision in (i), but notwithstanding any of the other provisions of this Clause:

(i)      the total amount due and payable as Parallel  Debt under this Clause shall be decreased to the extent  Company shall have paid any amounts to the Lenders or any of them to reduce the  outstanding  Obligations or any of the Lenders  otherwise  receives any amount in payment of the Obligations; and

(ii)     to the extent that  Company  shall have paid any amounts to the  Collateral  Agent under the Parallel  Debt or the  Collateral
Agent  otherwise  shall have received  monies in payment of the Parallel Debt,  the total amount due and payable under the  Obligations shall be decreased as if said amounts were received directly in payment of the Obligations.

(e)      For the  avoidance  of doubt,  in the event that  Company is in  default  in respect of the  Obligations  as set forth in this
Agreement, Company shall, at  the same time, be deemed in default in respect of its obligations under the Parallel Debt.

13.

         HOLDINGS GUARANTY

1.113    The Guaranty.  In order to induce the Lenders to enter into this  Agreement and to extend credit  hereunder and in recognition
         ------------
of the direct and  indirect  benefits  to be received by  Holdings  from the  proceeds of the Loans and the  issuance of the Letters of
Credit,  Holdings hereby agrees with the Lenders as follows:  Holdings  hereby  unconditionally  and irrevocably  guarantees as primary obligor and not merely as surety the full and prompt payment when due,  whether upon maturity,  acceleration  or otherwise,  of any and all of  the  Guaranteed  Obligations  of  each  other  Credit  Party  to  the  Guaranteed  Creditors.  If any or all of the  Guaranteed
Obligations of any Credit Party to the Guaranteed  Creditors becomes due and payable hereunder,  Holdings  unconditionally  promises to pay such  Guaranteed  Obligations or order, on demand,  together with any and all expenses which may be incurred by the  Administrative
Agent or the  Lenders  in  collecting  any of the  Guaranteed  Obligations.  If claim is ever made  upon any  Guaranteed  Creditor  for repayment or recovery of any amount or amounts  received in payment or on account of any of the Guaranteed  Obligations  and any of the
aforesaid payees repays all or part of said amount by reason of (i) any judgment,  decree or order of any court or administrative  body having  jurisdiction  over such payee or any of its property or (ii) any  settlement or  compromise of any such claim  effected by such payee with any such claimant  (including  Company),  then and in such event  Holdings  agrees that any such  judgment,  decree,  order, settlement  or  compromise  shall be binding  upon  Holdings,  notwithstanding  any  revocation  of this  guaranty or other  instrument evidencing  any  liability of any Credit Party,  and Holdings  shall be and remain  liable to the  aforesaid  payees  hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

1.114    Insolvency.  Additionally,  Holdings  unconditionally and irrevocably  guarantees the payment of any and all of the Guaranteed
         ----------
Obligations  of Company to the Guaranteed  Creditors  whether or not due or payable by Company upon the occurrence of any of the events specified in Sections 10.1(e) or (f), and unconditionally  promises to pay such Guaranteed Obligations to the Guaranteed Creditors,  or
             ----------------    ---
order, on demand, in lawful money of the United States.

1.115    Nature of Liability.  The liability of Holdings  hereunder is exclusive and  independent of any security for or other guaranty
         -------------------
of the Guaranteed  Obligations of Company whether  executed by Holdings,  any other guarantor or by any other party,  and the liability of Holdings  hereunder is not affected or impaired by (a) any direction as to  application of payment by Company or by any other party;
or (b) any other  continuing  or other  guaranty,  undertaking  or maximum  liability  of a  guarantor  or of any other party as to the
Guaranteed  Obligations  of Company;  or (c) any payment on or in  reduction  of any such other  guaranty  or  undertaking;  or (d) any dissolution,  termination or increase,  decrease or change in personnel by Company;  or (e) any payment made to any Guaranteed Creditor on the  Guaranteed  Obligations  which any such  Guaranteed  Creditor  repays to Company  pursuant  to court  order in any  bankruptcy, reorganization,  arrangement,  moratorium or other debtor relief proceeding in any  jurisdiction,  and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

1.116    Independent  Obligation.  The obligations of Holdings  hereunder are  independent of the  obligations of any other  guarantor,
         -----------------------
any other party or Company,  and a separate action or actions may be brought and prosecuted  against  Holdings whether or not action is brought against any other guarantor,  any other party or Company and whether or not any other guarantor,  any other party or Company be joined in any such action or actions.  Holdings waives,  to the full extent permitted by law, the benefit of any statute of limitations affecting its liability  hereunder or the  enforcement  thereof.  Any payment by Company or other  circumstance  which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to any guarantor.

1.117    Authorization.  Any Guaranteed  Creditor may (to the fullest extent  permitted by applicable law) at any time and from time to
         -------------
time in accordance  with the applicable  provisions of the Credit  Agreement  without the consent of, or notice to,  Holdings,  without incurring  responsibility  to Holdings and without  impairing or releasing the obligations of Holdings under this Article XIII, upon or
                                                                                                                  ------------
without any terms or conditions and in whole or in part:

(a)      change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew,  increase,  accelerate or alter,  any of the  Guaranteed  Obligations  (including  any  increase or decrease in the rate of interest  thereon),  any  security therefor,  or any  liability  incurred  directly or  indirectly  in respect  thereof,  and the guaranty  herein made shall apply to the
Guaranteed Obligations as so changed, extended, renewed or altered;

(b)      take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release,  surrender,  realize upon or otherwise  deal with in any  manner  and in any order any  property  by  whomsoever  at any time  pledged or  mortgaged  to secure,  or howsoever securing,  the Guaranteed  Obligations or any liabilities  (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c)      exercise or refrain from exercising any rights against Company or others or otherwise act or refrain from acting;

(d)      release or substitute any one or more endorsers, guarantors, Company or other obligors;

(e)      settle or  compromise  any of the  Guaranteed  Obligations,  any security  therefor or any liability  (including  any of those hereunder)  incurred  directly or indirectly in respect  thereof or hereof,  and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Company to its creditors other than the Guaranteed Creditors;

(f)      apply any sums by  whomsoever  paid or  howsoever  realized  to any  liability  or  liabilities  of Company to the  Guaranteed
Creditors regardless of what liability or liabilities of Holdings or Company remain unpaid;

(g)      consent to or waive any  breach of, or any act,  omission  or default  under,  this  Agreement  or any of the  instruments  or agreements referred to herein; and/or

(h)      take any other action which would,  under  otherwise  applicable  principles  of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Article XIII.
                                                      ------------

1.118    Reliance.  It is not  necessary  for any  Guaranteed  Creditor  to  inquire  into the  capacity  or powers of  Company  or the
         --------
officers,  directors,  partners or agents acting or purporting to act on their behalf,  and any Guaranteed  Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

1.119    Subordination.  Any of the  indebtedness  of  Company  now or  hereafter  owing to  Holdings  is  hereby  subordinated  to the
         -------------
Guaranteed  Obligations of Company owing to the Guaranteed  Creditors;  and if the  Administrative  Agent so requests at a time when an
Event of Default shall have occurred and is continuing,  all such  indebtedness  relating to the  Guaranteed  Obligations of Company to
Holdings  shall be  collected,  enforced and received by Holdings for the benefit of the  Guaranteed  Creditors and be paid over to the
Administrative  Agent on behalf of the  Guaranteed  Creditors on account of the  Guaranteed  Obligations  of Company to the  Guaranteed
Creditors,  but without  affecting or impairing in any manner the  liability of Holdings  under the other  provisions  of this Article
                                                                                                                               --------
XIII.  Prior to the  transfer by Holdings of any note or  negotiable  instrument  evidencing  any of the  indebtedness  relating to the
Guaranteed  Obligations of Company to Holdings,  Holdings shall mark such note or negotiable  instrument with a legend that the same is subject to this  subordination.  Without  limiting  the  generality  of the  foregoing,  Holdings  hereby  agrees  with the  Guaranteed
Creditors  that it will not exercise any right of  subrogation  which it may at any time  otherwise  have as a result of this  guaranty
(whether  contractual,  under Section 509 of the Bankruptcy Code or otherwise)  until all Guaranteed  Obligations have been irrevocably paid in full in cash and all Commitments have been terminated.

1.120    Waiver.
         ------

(a)      Holdings  waives any right (except as shall be required by applicable  statute and cannot be waived) to require any Guaranteed
Creditor to (i) proceed  against  Company,  any other  guarantor or any other party,  (ii) proceed against or exhaust any security held from Company,  any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed  Creditor's power  whatsoever.
Holdings  waives to the  fullest  extent  permitted  by law any defense  based on or arising  out of any defense of Company,  any other guarantor or any other party,  other than payment in full of the Guaranteed  Obligations,  based on or arising out of the disability of
Company,  any other guarantor or any other party, or the validity,  legality or unenforceability  of the Guaranteed  Obligations or any part thereof from any cause,  or the cessation  from any cause of the liability of Company other than payment in full of the Guaranteed
Obligations.  The Guaranteed  Creditors may, at their election,  foreclose on any security held by  Administrative  Agent, or any other
Guaranteed  Creditor  by one or more  judicial  or  nonjudicial  sales,  whether or not every  aspect of any such sale is  commercially reasonable  (to the extent such sale is permitted by applicable  law), or exercise any other right or remedy the  Guaranteed  Creditors may have against  Company or any other party,  or any  security,  without  affecting or impairing in any way the  liability of Holdings hereunder  except to the extent the  Guaranteed  Obligations  have been paid.  Holdings  waives  any  defense  arising  out of any such election by the  Guaranteed  Creditors,  even though such  election  operates to impair or  extinguish  any right of  reimbursement  or subrogation or other right or remedy of Holdings against Company or any other party or any security.

(b)      Holdings waives all  presentments,  demands for performance,  protests and notices,  including without  limitation  notices of nonperformance,  notices of protest,  notices of  dishonor,  notices of  acceptance  of this  guaranty,  and notices of the  existence, creation or incurring of new or additional  Guaranteed  Obligations.  Holdings assumes all  responsibility for being and keeping itself informed of Company's  financial  condition  and assets,  and of all other  circumstances  bearing upon the risk of  nonpayment  of the
Guaranteed  Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder,  and agrees that the
Administrative  Agent and the Lenders shall have no duty to advise Holdings of information  known to them regarding such  circumstances or risks.

1.121    Nature of  Liability.  It is the desire and intent of  Holdings  and the  Lenders  that this  Article  XIII shall be  enforced
         --------------------                                                                          -------------
against  Holdings  to the  fullest  extent  permissible  under the laws and  public  policies  applied  in each  jurisdiction  in which enforcement is sought.  If,  however,  and to the extent that, the obligations of Holdings under this Article XIII shall be adjudicated
                                                                                                      ------------
to be invalid or unenforceable for any reason (including,  without limitation,  because of any applicable state or federal law relating to fraudulent  conveyances or transfers),  then the amount of the Guaranteed  Obligations of Holdings shall be deemed to be reduced and
Holdings shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                                                       [signature pages follow]

                  IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be duly executed by their  respective  officers thereunto duly authorized, as of the date first above written.

                                                     U.S. CAN CORPORATION

                                                     By:  /s/ Sandra K. Vollman
                                                          ---------------------------------------------------------
                                                     Name:  Sandra K. Vollman
                                                            -------------------------------------------------------
                                                     Title: Chief Financial Officer and Sr. Vice President
                                                            -------------------------------------------------------

                                                     UNITED STATES CAN COMPANY

                                                     By:  /s/ Sandra K. Vollman
                                                          ---------------------------------------------------------
                                                     Name:  Sandra K. Vollman
                                                            -------------------------------------------------------
                                                     Title: Chief Financial Officer and Sr. Vice President
                                                            -------------------------------------------------------

                                                     DEUTSCHE  BANK  TRUST  COMPANY  AMERICAS,   in  its  individual  capacity  and  as
                                                     Administrative Agent

                                                     By:  /s/ Susan LeFevre
                                                         ----------------------------------------------------------
                                                     Name:  Susan LeFevre
                                                           --------------------------------------------------------
                                                     Title:  Director
                                                            -------------------------------------------------------

                                                     By:  /s/ Marguerite Sutton
                                                         ----------------------------------------------------------
                                                     Name:  Marguerite Sutton
                                                           --------------------------------------------------------
                                                     Title:  Vice President
                                                            -------------------------------------------------------

                                                     LASALLE BANK NATIONAL ASSOCIATION

                                                     By:  /s/ Henry J. Munez
                                                          ---------------------------------------------------------
                                                     Name:  Henry J. Munez
                                                           --------------------------------------------------------
                                                     Title:  First Vice President
                                                            -------------------------------------------------------

                                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                                     By:  /s/ Brian Schwinn
                                                          ---------------------------------------------------------
                                                     Name:  Brian Schwinn
                                                           --------------------------------------------------------
                                                     Title:  Duly Authorized Signatory
                                                            -------------------------------------------------------

                                                     MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services
                                                     Inc.

                                                     By:  /s/ Julia F. Maslanka
                                                          ---------------------------------------------------------
                                                     Name:  Julia F. Maslanka
                                                           --------------------------------------------------------
                                                     Title:  Vice President
                                                            -------------------------------------------------------

                                                            Exhibit 2.1(c)

                                                                FORM OF
                                               SWING LINE LOAN PARTICIPATION CERTIFICATE

                                                                                                                 ---------------, -----

[Name of Lender]
======================
----------------------

Dear Sir or Madam:

                  Pursuant to Section  2.1(c)(iii) of the Credit  Agreement  dated as of June ___, 2004 among U.S. Can  Corporation,  a
                              --------------------
Delaware  corporation,  United States Can Company, a Delaware corporation,  the financial  institutions from time to time party thereto and  Deutsche  Bank Trust  Company  Americas,  as  administrative  agent,  the  undersigned  hereby  acknowledges  receipt  from you of
$__________ as payment for a participating interest in the following Swing Line Loan:

Date of Swing Line Loan:  ___________________

Principal Amount of Swing Line Loan:  $___________________________

                                                 Very truly yours,

                                                 DEUTSCHE BANK TRUST COMPANY AMERICAS

                                                 By:___________________________________

                                                 Name:_________________________________

                                                 Title:__________________________________

                                                           Exhibit 2.2(a)(1)

                                                                FORM OF
                                                               TERM NOTE

________________                                                                                 New York, New York
                                                                                                                  --------------, -----

                  FOR VALUE  RECEIVED,  the  undersigned,  United  States Can  Company,  a  Delaware  corporation  ("Company"),  hereby
                                                                                                                     -------
unconditionally  promises to pay to the order of  ____________________  (the  "Lender")  at the office of Deutsche  Bank Trust  Company
                                                                               ------
Americas located at 90 Hudson Street,  5th Floor,  Jersey City, New Jersey 07302, in Dollars and in immediately  available funds on the
Term [B] Maturity Date (as defined in the Credit  Agreement  referred to below) the principal  sum of  _______________  (_____________)
or, if less,  the then  unpaid  principal  amount of all Term [B] Loans (as  defined  in the  Credit  Agreement)  made by the Lender to
Company  pursuant to Section 2.1(a) of the Credit  Agreement,  payable at such times and in such amounts as are specified in the Credit
                     --------------
Agreement.  Company  further  agrees to pay interest in like money at such office on the unpaid  principal  amount  hereof from time to time  outstanding at the applicable  interest rate per annum  determined as provided in, and payable as specified in,  Articles III and
                                                                                                                       ------------
IV of the Credit Agreement.

                  This Note is one of the Notes referred to in the Credit  Agreement dated as of June ___, 2004 (as amended,  restated, supplemented  or otherwise  modified  from time to time,  the "Credit  Agreement")  among  Company,  U.S. Can  Corporation,  a Delaware
                                                               -----------------
corporation,  the financial  institutions from time to time party thereto and Deutsche Bank Trust Company  Americas,  as administrative agent,  and is entitled to the benefits  thereof and of the other Loan Documents (as defined in the Credit  Agreement).  As provided in the Credit  Agreement,  this Note is subject to optional and  mandatory  prepayment  prior to the Term  Maturity  Date,  in whole or in part.  Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit  Agreement,  all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided therein.

                  All  parties now and  hereafter  liable with  respect to this Note,  whether  maker,  principal,  surety,  guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK,  AND FOR ALL PURPOSES  SHALL
BE CONSTRUED IN ACCORDANCE  WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE,  INCLUDING  SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK
GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

(A)      UNITED STATES CAN COMPANY

                                                              By:__________________________

                                                              Name:________________________

                                                              Title:_________________________

                                                           Exhibit 2.2(a)(2)

                                                                FORM OF
                                                            REVOLVING NOTE

________________                                                                                 New York, New York
                                                                                                                  --------------, -----

                  FOR VALUE  RECEIVED,  the  undersigned,  United  States Can  Company,  a  Delaware  corporation  ("Company"),  hereby
                                                                                                                     -------
unconditionally  promises to pay to the order of  ____________________  (the  "Lender")  at the office of Deutsche  Bank Trust  Company
                                                                               ------
Americas located at 90 Hudson Street,  5th Floor,  Jersey City, New Jersey 07302, in Dollars and in immediately  available funds on the
Revolver  Termination Date (as defined in the Credit Agreement referred to below) the principal sum of _______________  (_____________)
or, if less,  the then  unpaid  principal  amount of all  Revolving  Loans (as defined in the Credit  Agreement)  made by the Lender to
Company  pursuant to Section 2.1(b) of the Credit  Agreement,  payable at such times and in such amounts as are specified in the Credit
                     --------------
Agreement.  Company  further  agrees to pay interest in like money at such office on the unpaid  principal  amount  hereof from time to time  outstanding at the applicable  interest rate per annum  determined as provided in, and payable as specified in,  Articles III and
                                                                                                                       ------------
IV of the Credit Agreement.

                  This Revolving Note is one of the Notes referred to in the Credit  Agreement  dated as of June ___, 2004 (as amended, restated,  supplemented  or otherwise  modified from time to time, the "Credit  Agreement")  among  Company,  U.S. Can  Corporation,  a
                                                                        -----------------
Delaware  corporation,  the  financial  institutions  from time to time party  thereto and Deutsche  Bank Trust  Company  Americas,  as administrative  agent,  and is entitled to the benefits  thereof and of the other Loan Documents (as defined in the Credit  Agreement).
As provided in the Credit  Agreement,  this Note is subject to optional and  mandatory  prepayment  prior to the  Revolver  Termination
Date,  in whole or in part.  Terms  defined in the Credit  Agreement  are used  herein with their  defined  meanings  unless  otherwise defined herein.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit  Agreement,  all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided therein.

                  All  parties now and  hereafter  liable with  respect to this Note,  whether  maker,  principal,  surety,  guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK,  AND FOR ALL PURPOSES  SHALL
BE CONSTRUED IN ACCORDANCE  WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE,  INCLUDING  SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK
GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

(B)      UNITED STATES CAN COMPANY

                                                              By:__________________________

                                                              Name:________________________

                                                              Title:_________________________

                                                              Exhibit 2.5

                                                                FORM OF
NOTICE OF BORROWING1
                   -

                                                                                                      Date:
                                                                                                             --------------------------

Deutsche Bank Trust Company Americas,
  as [Administrative Agent][Swing Line Lender]
90 Hudson Street
5th Floor
Jersey City, New Jersey  07302
Attention:
           ---------------------

Ladies and Gentlemen:

             Reference is made to that certain  Credit  Agreement  dated as of June ___, 2004 (as amended,  restated,  supplemented  or otherwise  modified from time to time,  the "Credit  Agreement")  by and among U.S. Can  Corporation,  a Delaware  corporation,  United
                                             -----------------
States Can Company,  a Delaware  corporation,  the  financial  institutions  from time to time party  thereto and  Deutsche  Bank Trust
Company  Americas,  as  administrative  agent.  Capitalized  terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit  Agreement.  The  undersigned  hereby  gives  notice  pursuant to Section 2.5 of the Credit  Agreement of their
                                                                                          -----------
request for the Lenders to make a Loan as follows.

             1.   Amount to be Borrowed2  ______________.
                                       -

             2.   The Business Date of the Borrowing is __________________ (the "Borrowing Date").
                                                                                 --------------

             3.   Specify type of Loan or combination thereof 3:
                                                              -

             4.   If Borrowing is to include Eurocurrency Loans indicate:

                                                                          Eurocurrency Loan
                                                                          -----------------

                      Initial Interest Period4
                                             -                            ---------------------------

             The  undersigned  hereby  certifies on behalf of the Credit Parties and not in his individual  capacity that the following statements are true on the date hereof, and will be true on the Borrowing Date:

             (A) the  representation  and  warranties  contained in the Credit  Agreement and the other Loan  Documents are and will be true and correct in all  material  respects,  at and as of such time,  as though made on and as of such time,  except to the extent such  representations and warranties are expressly made as of a specified date, in which event such  representations and warranties shall be true and correct in all material respects as of such specified date; and

             (B) no Unmatured  Event of Default or Event of Default has occurred and is continuing,  or would occur after giving effect to such Credit Event.

                                                              Very truly yours,

                                                              UNITED STATES CAN COMPANY

                                                              By:__________________________

                                                              Name:________________________

                                                              Title:_________________________

                                                              Exhibit 2.6

                                                                FORM OF
NOTICE OF CONVERSION OR CONTINUATION5
                                    -

Deutsche Bank Trust Company Americas,                                                                     Date:
                                                                                                                  -
   as Administrative Agent
90 Hudson Street
5th Floor
Jersey City, New Jersey  07302
Attention:
            --------------------------------

Ladies and Gentlemen:

                  Reference is made to that certain Credit Agreement dated as of June ___, 2004 (as amended, restated,  supplemented or otherwise modified from time to time, the "Credit  Agreement") among U.S. Can Corporation,  a Delaware  corporation,  United States Can
                                           -----------------
Company, a Delaware corporation,  the financial  institutions from time to time party thereto and Deutsche Bank Trust Company Americas, as  administrative  agent.  Capitalized  terms used herein and not  otherwise  defined  herein shall have the meanings set forth in the
Credit  Agreement.  The undersigned  hereby gives notice pursuant to Section 2.6 of the Credit Agreement that they (a) elect to convert
                                                                     -----------
Base Rate Loans or any portion thereof into Eurocurrency  Loans or (b) elect to convert  Eurocurrency Loans or any portion thereof into
Base Rate Loans or to continue such  Eurocurrency  Loans under the Credit  Agreement and in that  connection sets forth below the terms on which such conversion or continuation is requested to be made:

         1.       Date of conversion or continuation (which date is a
                  Business Day and, if a conversion from or continuation
                  of Eurocurrency Loans, which date is the last day of the
                  Interest Period therefor):                                    __________________

2.       Aggregate Amount of Eurocurrency Loans
                  or Base Rate Loans to be converted or continued6:             __________________
                                                                 -

         3.       Type of the proposed Conversion or Continuation:              __________________

         4.       Interest Period (in the case of a conversion to or
                  a continuation of Eurocurrency Loans)7:                       __________________
                                                       -

5.       Such conversion or continuation is made with respect
                  to [Term B Loans] [Revolving Loans]
                  [Swing Line Loans]:
         ------------------

                                                              Very truly yours,

                                                              UNITED STATES CAN COMPANY

                                                              By:__________________________

                                                              Name:________________________

                                                              Title:_________________________

                                                            Exhibit 2.8(c)

                                                                FORM OF
                                                       LETTER OF CREDIT REQUEST

Deutsche Bank Trust Company Americas,                                                            Date: ___________8
                                                                                                                  -
  as Administrative Agent
90 Hudson Street
5th Floor
Jersey City, New Jersey  07302
Attention:

________________________9, as Facing Agent
                        -
-----------------
------------, ----------  --------
Attention:

Ladies and Gentlemen:

                  The undersigned,  United States Can Company, a Delaware corporation ("Company"), refers to the credit agreement dated
                                                                                        -------
as of June ___, 2004 (as amended,  restated,  supplemented or otherwise modified from time to time, the "Credit  Agreement") among U.S.
                                                                                                         -----------------
Can Corporation,  a Delaware corporation,  Company, the financial  institutions from time to time party thereto and Deutsche Bank Trust
Company  Americas,  as  administrative  agent.  For purposes of this Letter of Credit Request,  unless  otherwise  defined herein,  all capitalized terms used herein shall have the respective meanings provided in the Credit Agreement.

                  The  undersigned  hereby  requests  that the  Facing  Agent  issue a [ ] Standby [ ]  Commercial  Letter of Credit on
__________ ___, ____ (the "Date of Issuance") in the aggregate Stated Amount of ____________.10
                           ----------------                                                  --

                  The beneficiary of the requested Letter of Credit will be _______________11 and the  Letter  of  Credit  will  have a
                                                                                           --
stated expiration date of ______________________.12  The Letter of Credit supports                                 .13
                                                 --                                -------------------------------- --

                  The  undersigned  hereby  certifies on behalf of the Company and not in his  individual  capacity  that the following statements are true and correct on the date hereof, and will be true and correct on the date of issuance:

                  (A)      the  representations  and warranties  contained in the Credit  Agreement or the other Loan Documents are and will be true and correct in all material respects,  at and as of such time, as though made on the date of issuance,  except to the extent such  representations and warranties are expressly made as of a specified date in which event such  representations and warranties shall be true and correct in all material respects as of such specified date; and

                  (B)      no  Unmatured  Event of Default or Event of Default has occurred  and is  continuing,  or would result after giving effect to such Credit Event.

                  A statement of the purpose of the requested Letter of Credit and copies of all  documentation  which the Facing Agent has reasonably requested with respect to the supported transaction are attached hereto.

                                                              UNITED STATES CAN COMPANY

                                                              By:__________________________
                                                              Name:________________________
                                                              Title:_________________________

                                                            Exhibit 4.7(d)

                                                                FORM OF
                                                     SECTION 4.7(d)(i) CERTIFICATE
                                                     -----------------------------

                  Reference is hereby made to the Credit  Agreement dated as of June ___, 2004 (as amended,  restated,  supplemented or otherwise modified from time to time, the "Credit  Agreement") among U.S. Can Corporation,  a Delaware  corporation,  United States Can
                                           -----------------
Company, a Delaware corporation,  the financial  institutions from time to time party thereto and Deutsche Bank Trust Company Americas, as  administrative  agent.  Capitalized  terms used herein and not  otherwise  defined  herein  shall have the meaning set forth in the
Credit  Agreement.  Pursuant to the  provisions of Section  4.7(d)(i) of the Credit  Agreement,  the  undersigned  (the  "Undersigned")
                                                   ------------------                                                     -----------
hereby certifies that:

                  1.       The Undersigned is not a "bank" for purposes of Section  881(c)(3)(A) of the Internal  Revenue Code of 1986,
         as amended (the "Code").
                          ----

                  2.       The  Undersigned is not subject to regulatory or other legal  requirements  as a "bank" in any  jurisdiction and has not been  treated as a "bank" for  purposes  of any tax,  securities  law or other  filing or  submission  made to any governmental  authority,  any application made to a rating agency or qualification for any exemption from tax,  securities law or other legal requirements.

                  3.       The  Undersigned  meets all of the  requirements  under Code  Section  871(h) or 881(c) to be eligible for a complete exemption from withholding of United States Taxes on interest payments made to it under the Credit Agreement.

                  4.       The  Undersigned  shall  promptly  notify  the  Company  and  the   Administrative   Agent  if  any  of  the
         representations and warranties made herein are no longer true and correct.

                                                              [NAME OF LENDER]

                                                              By:_________________________________
                                                              Title: _______________________________
                                                              Date: ________________________, ______

Note:  The  Undersigned  is also to deliver two (or more as  reasonably  requested  by Company or  Administrative  Agent)  accurate and properly  completed  original signed copies of IRS Form W-8BEN (or successor forms) certifying to the Undersigned's  complete exemption from United States withholding tax with respect to payments to be made under the Credit Agreement and under any Note.

                                                        - 170 -

                                                          Exhibit 5.1(a)(ii)

                                                          SUBSIDIARY GUARANTY

                  THIS SUBSIDIARY GUARANTY,  dated as of June 21, 2004 (as amended,  restated,  supplemented or otherwise modified from time to time,  this  "Guaranty"),  is made by each of the  undersigned  (each, a "Guarantor"  and,  together with any other entity that
                      --------                                                    ---------
becomes a party hereto pursuant to Section 25 hereof,  collectively,  the  "Guarantors").  Except as otherwise  defined  herein,  terms
                                   ----------                               ----------
used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                                                         W I T N E S S E T H :
                                                         - - - - - - - - - -

                  WHEREAS,  U.S.  Can  Corporation,  a  Delaware  corporation  ("Holdings"),  United  States  Can  Company,  a Delaware
                                                                                 --------
corporation  ("Company"),  the  financial  institutions  from  time to  time  party  thereto  (collectively,  the  "Lenders"  and  each
               -------                                                                                              -------
individually a "Lender") and Deutsche Bank Trust Company Americas,  as administrative agent  ("Administrative  Agent") for the Lenders,
                ------                                                                         ---------------------
are  contemporaneously  entering  into a credit  agreement,  dated as of the date  hereof,  providing  for the  making of Loans and the issuance of, and participation  in, Letters of Credit as contemplated  therein (as used herein,  the term "Credit  Agreement" means the
                                                                                                           -----------------
Credit Agreement described above in this paragraph, as the same may be amended,  modified,  extended,  renewed,  replaced,  restated or supplemented  from time to time,  and  including any agreement  extending the maturity of, or  restructuring  all or any portion of the
Indebtedness  under such agreement or any successor  agreements) (the Lenders,  the  Administrative  Agent and the Collateral Agent are
herein called the "Bank Creditors");
                   --------------

                  WHEREAS,  each  Guarantor may at any time and from time to time enter into,  or  guarantee,  one or more (A) interest rate protection agreements  (including,  without limitation,  interest rate swaps, caps, floors, collars and similar agreements) and/or
(B) foreign  exchange contracts,  currency swap agreements or other similar agreements or arrangements  designed to protect against the fluctuations in currency values (collectively,  the "Hedging  Agreements"),  in each case, with a Lender or Lenders or any Affiliate of
                                                     -------------------
such Lender or Lenders (even if the respective Lender  subsequently  ceases to be a Lender under the Credit  Agreement)  (collectively, the "Other Creditors", and together with the Bank Creditors, the "Guaranteed Creditors");
     ---------------                                              --------------------

                  WHEREAS, each Guarantor is a Domestic Subsidiary of Company;

                  WHEREAS,  it is a condition to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS,  each  Guarantor  will obtain  benefits from the  incurrence of Loans by the Credit Parties under the Credit
Agreement and the entering into of Interest Rate Agreements or Hedging  Agreements and,  accordingly,  desires to execute this Guaranty in order to satisfy the conditions  described in the preceding  paragraph and to induce the Lenders to make Loans to the Credit Parties and Other  Creditors  and to enter  into  Interest  Rate  Agreements  or  Hedging  Agreements  with the  Credit  Parties  and/or  their
Subsidiaries;

                  NOW,  THEREFORE,  in  consideration of the foregoing and other benefits  accruing to each Guarantor,  the receipt and sufficiency  of which are hereby  acknowledged,  each  Guarantor  hereby makes the  following  representations  and  warranties  to the
Guaranteed Creditors and hereby covenants and agrees with each Guaranteed Creditor as follows:

                  1.       Each  Guarantor  hereby  unconditionally  and  irrevocably  guarantees as primary  obligor and not merely as surety (i) to the Bank Creditors the full and prompt payment when due (whether at stated  maturity,  by  acceleration  or otherwise) of the  principal  and  interest  (whether  such  interest is allowed as a claim in a  bankruptcy  proceeding  with  respect to Company or otherwise)  on each Note  issued by  Company to each  Lender,  and all Loans made  under the  Credit  Agreement  and all  reimbursement obligations and Unpaid Drawings with respect to Letters of Credit,  together with all other obligations  (including  obligations which, but for the  automatic  stay under  Section  362(a) of the  Bankruptcy  Code,  would become due) and  liabilities  (including,  without limitation,  indemnities,  fees and  interest  thereon) of Company to the Bank  Creditors  now existing or  hereafter  incurred  under, arising out of or in connection  with the Credit  Agreement or any other Loan Documents and the due performance and compliance with all terms,  conditions  and  agreements  contained  in the Loan  Documents  by Company,  (all such  principal,  interest,  liabilities  and obligations  under this clause (i), except to the extent  consisting of obligations or liabilities with respect to Hedging  Agreements, being herein  collectively  called the "Loan  Document  Obligations")  and (ii) to each Other Creditor the full and prompt payment when
                                        ---------------------------
due (whether at the stated  maturity,  by acceleration  or otherwise) of all  obligations  (including  obligations  which,  but for the automatic stay under Section 362(a) of the Bankruptcy  Code,  would become due) and liabilities  owing by each Borrower now existing or hereafter  incurred  under,  arising out of or in  connection  with any Hedging  Agreement,  whether such  Hedging  Agreement is now in existence or hereafter  arising,  and the due  performance  and  compliance by each Credit Party with all of the terms,  conditions and agreements  contained  therein (all such obligations and liabilities  being herein  collectively  called the "Other  Obligations",  and
                                                                                                              ------------------
together with the Loan Document  Obligations are herein  collectively called the "Guaranteed  Obligations"),  provided that the maximum
                                                                                  -----------------------     --------
amount payable by each Guarantor  hereunder shall at no time exceed the Maximum Amount (as hereinafter  defined) of such Guarantor.  As used herein,  "Maximum Amount" of any Guarantor means the lesser of the amount of the Guaranteed  Obligations and the highest amount of
               --------------
aggregate  liability under this Guaranty which is valid and enforceable as determined in any action or proceeding  involving any state, federal or foreign bankruptcy,  insolvency,  fraudulent conveyance,  fraudulent transfer or other law affecting the rights of creditors generally.  Subject to the  proviso in the  second  preceding  sentence,  each  Guarantor  understands,  agrees and  confirms  that the
Guaranteed  Creditors may enforce this Guaranty up to the full amount of the  Guaranteed  Obligations  against each  Guarantor  without proceeding against any other Guarantor or Company, or against any security or collateral for the Guaranteed  Obligations,  or under any other guaranty  covering all or a portion of the Guaranteed  Obligations.  All payments by each Guarantor  under this Guaranty shall be made on the same basis, and subject to the same  limitations,  as payments by Company are made under Sections 4.6 and 4.7 of the Credit
                                                                                                     ------------     ---
Agreement.  If any or all of the  Guaranteed  Obligations  of any Credit  Party to the  Guaranteed  Creditors  becomes  due and payable hereunder,  each Guarantor  unconditionally  promises to pay such Guaranteed Obligations or order, on demand, together with any and all expenses which may be incurred by the  Administrative  Agent or the Lenders in collecting any of the Guaranteed  Obligations.  If claim is ever made upon any Guaranteed  Creditor for repayment or recovery of any amount or amounts  received in payment or on account of any of the Guaranteed  Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment,  decree or order of any court or  administrative  body having  jurisdiction  over such payee or any of its property or (ii) any  settlement  or compromise of any such claim effected by such payee with any such claimant (including  Company),  then and in such event each Guarantor agrees that any such judgment,  decree,  order,  settlement or compromise  shall be binding upon each  Guarantor,  notwithstanding  any revocation of this guaranty or other  instrument  evidencing any liability of any Credit Party,  and each Guarantor shall be and remain liable to the  aforesaid  payees  hereunder  for the  amount so repaid or  recovered  to the same  extent as if such  amount  had never originally been received by any such payee.

                  2.       Additionally,  each  Guarantor,  jointly and  severally,  unconditionally  and  irrevocably,  guarantees the payment of any and all Guaranteed  Obligations of each Credit Party to the  Guaranteed  Creditors  whether or not due or payable by any
Credit Party upon the  occurrence of any of the events  specified in Sections  10.1(e) or (f) of the Credit  Agreement  with respect to
                                                                     -----------------    ---
such Credit Party,  and  unconditionally,  jointly and severally,  promises to pay such Guaranteed  Obligations of such Credit Party to the Guaranteed Creditors, or order, on demand, in lawful money of the United States.

                  3.       The liability of each Guarantor  hereunder is exclusive and independent of any security or collateral for or other guaranty of the Guaranteed  Obligations of any Credit Party whether executed by such Guarantor,  any other  Guarantor,  any other guarantor or by any other party,  and the liability of each Guarantor  hereunder shall not be affected or impaired by (i) any direction as to application of payment by any Credit Party or by any other party,  (ii) any other  continuing or other  guaranty,  undertaking or maximum  liability of a guarantor or of any other party as to the Guaranteed  Obligations of any Credit Party,  (iii) any payment on or in  reduction  of any such other  guaranty  or  undertaking,  (iv) any  dissolution,  termination  or  increase,  decrease or change in personnel by any Credit Party or (v) any payment made to any  Guaranteed  Creditor on the Guaranteed  Obligations  which any Guaranteed
Creditor repays any Credit Party pursuant to court order in any  bankruptcy,  reorganization,  arrangement,  moratorium or other debtor relief proceeding in any jurisdiction.

                  4.       The obligations of each Guarantor  hereunder are independent of the obligations of any other Guarantor,  any other guarantor or any Credit Party, and a separate action or actions may be brought and prosecuted  against each Guarantor  whether or not action is brought  against any other  Guarantor,  any other  guarantor or any Credit Party and whether or not any other  Guarantor, any other  guarantor of any Credit Party or any Credit Party be joined in any such action or actions.  Each  Guarantor  waives,  to the fullest  extent  permitted by law, the benefit of any statute of  limitations  affecting  its  liability  hereunder or the  enforcement thereof.  Any payment by any Credit Party or other  circumstance  which  operates to toll any statute of  limitations  as to any Credit
Party shall operate to toll the statute of limitations as to each Guarantor.

                  5.       Each  Guarantor  hereby waives (to the fullest extent  permitted by applicable  law) notice of acceptance of this Guaranty and notice of any liability to which it may apply,  and waives  promptness,  diligence,  presentment,  demand of payment, protest,  notice of dishonor or nonpayment of any such liabilities,  suit or taking of other action by the Administrative  Agent or any other Guaranteed  Creditor against,  and any other notice to, any party liable thereon (including such Guarantor or any other guarantor or any Credit Party).

                  6.       Any Guaranteed  Creditor may (to the fullest extent  permitted by applicable  law) at any time and from time to time in accordance with the applicable  provisions of the Credit Agreement without the consent of, or notice to, Guarantor,  without incurring  responsibility  to such Guarantor and without  impairing or releasing the obligations of such Guarantor  hereunder,  upon or without any terms or conditions and in whole or in part:

                  (a)      change the manner,  place or terms of payment  of,  and/or  change or extend the time of payment of,  renew, increase,  accelerate or alter,  any of the  Guaranteed  Obligations,  any security or collateral  therefor,  or any liability incurred directly or indirectly in respect thereof (other than any agreement  between any Guaranteed  Creditor and one or more
         Guarantors  specifically  modifying or amending the terms of this  Guaranty),  and the guaranty herein made shall apply to the
         Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b)      sell, exchange, release,  surrender,  realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever  securing,  the Guaranteed  Obligations or any liabilities  (including  any of those  hereunder)  incurred  directly or indirectly in respect  thereof or hereof,  and/or any offset there against;

                  (c)      exercise or refrain  from  exercising  any rights  against any Credit  Party or others or  otherwise  act or refrain from acting;

                  (d)      settle or compromise any of the Guaranteed  Obligations,  any security therefor or any liability  (including any of those hereunder)  incurred directly or indirectly in respect thereof or hereof,  and may subordinate the payment of all or any part  thereof to the payment of any  liability  (whether  due or not) of any Credit  Party to  creditors  of any Credit
         Party;

                  (e)      apply any sums by whomsoever paid or howsoever  realized to any liability or liabilities of any Credit Party to the Guaranteed Creditors regardless of what liabilities of any Credit Party remain unpaid;

                  (f)      consent to or waive any breach of, or any act,  omission or default  under,  any of the Hedging  Agreements, the Loan Documents or any of the instruments or agreements  referred to therein,  or otherwise amend, modify or supplement any of the Hedging  Agreements,  the Loan  Documents  (other than this  Guaranty) or any of such other  instruments or agreements;
         and/or

                  (g)      act or fail to act in any manner  referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against any Credit Party to recover full indemnity for any payments made pursuant to this Guaranty.

         7.       No invalidity,  irregularity or unenforceability of all or any part of the Guaranteed  Obligations or of any security therefor  shall  affect,  impair or be a defense to this  Guaranty,  and this  Guaranty  shall be primary,  absolute and  unconditional notwithstanding  the occurrence of any event or the existence of any other  circumstances  which might  constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

         8.       This Guaranty is a continuing  one and all  liabilities to which it applies or may apply under the terms hereof shall be  conclusively  presumed  to have been  created in reliance  hereon.  No failure or delay on the part of any  Guaranteed  Creditor in exercising any right, power or privilege  hereunder shall operate as a waiver thereof;  nor shall any single or partial exercise of any right,  power or privilege  hereunder  preclude  any other or further  exercise  thereof or the  exercise of any other right,  power or privilege.  The rights and remedies  herein  expressly  specified are  cumulative and not exclusive of any rights or remedies which any
Guaranteed  Creditor  would  otherwise  have. No notice to or demand on any  Guarantor in any case shall entitle such  Guarantor to any other further notice or demand in similar or other  circumstances  or constitute a waiver of the rights of any  Guaranteed  Creditor to any other or further  action in any  circumstances  without  notice or demand.  It is not  necessary  for any  Guaranteed  Creditor  to inquire into the capacity or powers of any Credit  Party or any of its  Subsidiaries  or the  officers,  directors,  partners or agents acting or  purporting  to act on its behalf,  and any  indebtedness  made or created in reliance  upon the  professed  exercise of such powers shall be guaranteed hereunder.

         9.       Any  indebtedness  of any  Credit  Party  now or  hereafter  held by any  Guarantor  is  hereby  subordinated  to the indebtedness  of each Credit Party to the Guaranteed  Creditors;  and such  indebtedness  of any Credit Party to any Guarantor,  if the
Administrative  Agent,  after an Event of Default has  occurred  and is  continuing,  so  requests,  shall be  collected,  enforced and received by such  Guarantor as trustee for the  Guaranteed  Creditors  and be paid over to the  Guaranteed  Creditors on account of the indebtedness of any Credit Party to the Guaranteed  Creditors,  but without  affecting or impairing in any manner the liability of such
Guarantor  under the  other  provisions  of this  Guaranty.  Notwithstanding  the  foregoing,  so long as (i) no Event of  Default  has occurred and is continuing and (ii) the  applicable  Credit Party has not received the request from the  Administrative  Agent referred to in the previous  sentence,  a Credit Party may pay, and a Guarantor may accept and retain for itself  (without any obligation to pay over to the  Guaranteed  Creditors),  any and all  payments on account of any  indebtedness  of such Credit Party now or hereafter to a
Guarantor.  Without limiting the generality of the foregoing,  each Guarantor hereby agrees with the Guaranteed  Creditors that it will not exercise any right of  subrogation  which it may at any time  otherwise  have as a result of this  Guaranty  (whether  contractual, under Section 509 of the Bankruptcy Code or otherwise)  until all Guaranteed  Obligations  have been  irrevocably  paid in full in cash and all Commitments and other  obligations  under the Credit Agreement have been terminated  (other than indemnity and other contingent obligations which expressly survive termination and for which no claim has been asserted).

         10.      (a) Each  Guarantor  waives (to the fullest extent  permitted by applicable  law) any right to require the Guaranteed
Creditors to: (i) proceed against any Credit Party,  any other  Guarantor,  any other guarantor of any Credit Party or any other party;
(ii) proceed  against or exhaust any security or collateral  held from any Credit Party,  any other  Guarantor,  any other guarantor of any Credit Party or any other party; or (iii) pursue any other remedy in the Guaranteed  Creditors'  power  whatsoever.  Each Guarantor waives (to the fullest  extent  permitted by  applicable  law) any defense  based on or arising out of any defense of any Credit Party, any other  Guarantor,  any other  guarantor  of any  Credit  Party or any other  party  other than  payment  in full of the  Guaranteed
Obligations,  including,  without  limitation,  any defense based on or arising out of the  disability  of any Credit Party,  any other
Guarantor,  any other guarantor of any Credit Party or any other party, or the  unenforceability  of the Guaranteed  Obligations or any part thereof from any cause,  or the  cessation  from any cause of the  liability of any Credit Party other than payment in full of the
Guaranteed  Obligations.  The  Guaranteed  Creditors  may, at their  election,  foreclose  on any  security or  collateral  held by the
Administrative  Agent,  the Collateral Agent or the other  Guaranteed  Creditors by one or more judicial or nonjudicial  sales, (to the extent such sale is permitted by applicable  law), or exercise any other right or remedy the Guaranteed  Creditors may have against any
Credit Party or any other party, or any security,  without  affecting or impairing in any way the liability of any Guarantor  hereunder except to the extent the Guaranteed  Obligations have been  irrevocably paid in full in cash and all Commitments and other  obligations under the Credit Agreement have been terminated  (other than indemnity and other  contingent  obligations  which expressly  survive the termination of the Credit  Agreement with respect to which no claim has been asserted).  Each Guarantor  waives any defense arising out of any such  election  by the  Guaranteed  Creditors,  even  though  such  election  operates  to  impair  or  extinguish  any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Credit Party or any other party or any security.

         (b)      Each  Guarantor  waives  all  presentments,  demands  for  performance,  protests  and  notices,  including,  without limitation,  notices of nonperformance,  notices of protest,  notices of dishonor,  notices of acceptance of this Guaranty, and notices of the existence,  creation or incurring of new or additional  indebtedness.  Each Guarantor assumes all  responsibility  for being and keeping itself informed of each Credit Party's financial  condition and assets,  and of all other  circumstances  bearing upon the risk of nonpayment of the  Guaranteed  Obligations  and the nature,  scope and extent of the risks which such  Guarantor  assumes and incurs hereunder,  and agrees that the Guaranteed  Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

         11.      The Guaranteed  Creditors agree that this Guaranty may be enforced only by the action of the Administrative  Agent or the  Collateral  Agent,  in each case  acting upon the  instructions  of the  Required  Lenders  (or,  after the date on which all Loan
Document  Obligations have been  irrevocably  paid in full in cash and all obligations  under the Credit Agreement have been terminated
(other than indemnity and other  contingent  obligations  which survive the termination and for which no claim has been asserted),  the holders of at least a majority  of the  outstanding  Other  Obligations)  and that no other  Guaranteed  Creditor  shall have any right individually  to seek to enforce or to enforce this  Guaranty or to realize upon the security to be granted by the Security  Documents, it being  understood and agreed that such rights and remedies may be exercised by the  Administrative  Agent or the Collateral Agent or
the  holders of at least a majority  of the  outstanding  Other  Obligations,  as the case may be,  for the  benefit of the  Guaranteed
Creditors upon the terms of this Guaranty and the Security  Documents.  The Guaranteed  Creditors  further agree that this Guaranty may not be enforced  against any director,  officer,  employee,  or stockholder of any Guarantor  (except to the extent such stockholder is also a Guarantor hereunder).

         12.      In order to induce the Lenders to make Loans and issue  Letters of Credit  pursuant to the Credit  Agreement,  and in order to induce the Other Creditors to execute,  deliver and perform the Hedging Agreements,  each Guarantor  represents,  warrants and covenants that:

                  (a)      Such Guarantor (i) is a duly organized and validly  existing  organization and is in good standing under the laws of the jurisdiction of its organization,  and has all necessary corporate or other  organizational power and authority to own its property and assets and to transact the business in which it is engaged and (ii) is duly  qualified  and is authorized to do business and is in good standing in each  jurisdiction  where the conduct of its business  requires  such  qualification except for failures to be so qualified,  authorized or in good standing  which,  individually  or in the aggregate,  would not reasonably be expected to have a Material Adverse Effect.

                  (b)      Such  Guarantor  has all  necessary  power and authority to execute and deliver this Guaranty and to perform its  obligations  hereunder and has taken all necessary  action to authorize the execution,  delivery and performance by it of this Guaranty.  Such Guarantor has duly executed and delivered this Guaranty and this Guaranty  constitutes  the legal,  valid and  binding  obligation  of such  Guarantor  enforceable  in  accordance  with  its  terms,  except  to the  extent  that the enforceability hereof may be limited by applicable bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws affecting  creditors' rights generally and by equitable  principles  (regardless of whether enforcement is sought in equity or at law).

                  (c)      The  execution  and delivery by such  Guarantor of this  Guaranty and the  performance  of such  Guarantor's obligations  hereunder do not (i) contravene any applicable  provision of any Requirement of Law applicable to such Guarantor,
         (ii) conflict with or result in any breach of, or constitute a default  under,  or result in the creation or imposition of (or the  obligation  to create or impose) any Lien (other than  pursuant to the  Security  Documents)  upon any of the property or assets of such Guarantor  pursuant to the terms of any  Contractual  Obligation,  except for such  contraventions,  conflicts, breaches or defaults that could not reasonably be expected to have a Material  Adverse Effect,  (iii) violate any provision of any  Organizational  Document of such  Guarantor  or (iv)  require any approval of  stockholders  or any material  approval or consent of any Person  (other than a  Governmental  Authority)  except  filings,  consents,  or notices  which have been made, obtained or given and except as set forth on Schedule 6.3 of the Credit Agreement.
                                                      ------------

                  (d)      Except for filings necessary to create or perfect security  interests in the Collateral,  no material order, consent,  approval,  license,  authorization or validation of, or filing,  recording or registration with (except as have been obtained  or made  prior  to the date on  which  such  Guarantor  becomes  party  to this  Guaranty),  or  exemption  by,  any
         Governmental  Authority is required to authorize,  or is required in connection  with,  (i) the execution and delivery of this
         Guaranty or the performance of the obligations hereunder or (ii) the legality,  validity,  binding effect or enforceability of this Guaranty.

                  (e)      There are no actions,  suits or proceedings  pending or, to the knowledge of such Guarantor,  threatened (i)
         against such Guarantor  challenging the validity of any material  provision of this Guaranty or (ii) that would  reasonably be expected to have a Material Adverse Effect.

                  13.      Each  Guarantor  covenants  and agrees  that on and after the date hereof and until the  termination  of the
Total Commitment and when no Loan, Note or Letter of Credit remains  outstanding (other than Letters of Credit,  together with all fees that have accrued and will accrue thereon through the stated  termination date of such Letters of Credit,  which have been supported in a manner satisfactory to the issuer of the Letter of Credit in its sole and absolute  discretion) and all Guaranteed  Obligations owing to the Bank  Creditors  have been  irrevocably  paid in full in cash (other than  indemnities  described  in Section 12.4 of the Credit
                                                                                                             ------------
Agreement and analogous  provisions in the Security  Documents  which are not then due and payable and which survive the termination of the Credit  Agreement and for which no claim has been made),  such Guarantor  shall take, or will refrain from taking,  as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision,  covenant or agreement  contained in
Articles VII or VIII of the Credit Agreement  relating to such Guarantor or any of its  Subsidiaries,  and so that no Event of Default,
------------    ----
is caused by the actions of such Guarantor or any of its Subsidiaries.

                  14.      The Guarantors hereby jointly and severally agree to pay all reasonable  out-of-pocket costs and expenses of each  Guaranteed  Creditor in connection  with the  enforcement of this Guaranty and any amendment,  waiver or consent  relating hereto
(including,  without  limitation,  the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the
Guaranteed Creditors).

                  15.      This Guaranty  shall be binding upon each  Guarantor and its  successors  and assigns and shall inure to the benefit of the Guaranteed Creditors and their successors and assigns.

                  16.      Neither this Guaranty nor any provision hereof may be changed, waived,  discharged or terminated except with the written  consent of each Guarantor  directly  affected  thereby and either (i) the Required  Lenders (or to the extent  required by
Section  12.1 of the  Credit  Agreement,  with the  written  consent of each  Lender) at all times  prior to the time on which all Loan
-------------
Document  Obligations have been  irrevocably  paid in full in cash or (ii) the holders of at least a majority of the outstanding  Other
Obligations at all times after the time on which all Loan Document  Obligations have been  irrevocably paid in full in cash;  provided,
                                                                                                                              --------
however,  that any change,  waiver,  modification or variance affecting the rights and benefits of a single Class (as defined below) of
-------
Guaranteed  Creditors  (and not all  Guaranteed  Creditors  in a like or similar  manner)  shall  require  the  written  consent of the
Requisite  Guaranteed  Creditors (as defined  below) of such Class of Guaranteed  Creditors (it being  understood  that the addition or release of any Guarantor hereunder shall not constitute a change,  waiver,  discharge or termination affecting any Guarantor other than the  Guarantor  so added or  released).  For the  purpose  of this  Guaranty  the term  "Class"  shall  mean each  class of  Guaranteed
                                                                                         -----
Creditors,  i.e.,  whether (A) the Guaranteed  Creditors as holders of the Loan Document  Obligations or (B) the Other Creditors as the
            ----
holders of the Other  Obligations.  For the purpose of this  Guaranty,  the term  "Requisite  Guaranteed  Creditors" of any Class shall
                                                                                   --------------------------------
mean each of (i) with respect to the Loan Document  Obligations,  the Required Lenders and (ii) with respect to the Other  Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Hedging Agreements.

                  17.      Each Guarantor  acknowledges  that an executed (or conformed) copy of each of the Loan Documents and Hedging
Agreements  in  existence as of the date hereof has been made  available  to its  principal  executive  officers and such  officers are familiar with the contents thereof.

                  18.      In addition to any rights now or hereafter  granted under  applicable law  (including,  without  limitation,
Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights,  upon the  occurrence  and during the  continuance  of an Event of Default  (such term to mean any "Event of Default" as defined in the Credit  Agreement  or any payment default under any Hedging  Agreement  continuing after any applicable grace period),  each Guaranteed  Creditor is hereby authorized at any time or from time to time,  without notice to any Guarantor or to any other Person,  any such notice being expressly waived, to set off and to  appropriate  and apply any and all deposits  (general or special) and any other  indebtedness  at any time held or owing by such  Guaranteed  Creditor  to or for the credit or the  account of such  Guarantor,  against  and on  account of the  obligations  and liabilities  of such  Guarantor  to such  Guaranteed  Creditor  under this  Guaranty,  irrespective  of whether or not such  Guaranteed
Creditor shall have made any demand hereunder.

                  19.      All notices,  requests,  demands or other communications  pursuant hereto shall be deemed to have been given or made when  delivered  to the Person to which such  notice,  request,  demand or other  communication  is required or permitted to be given or made  under  this  Guaranty,  addressed  to such  party at (i) in the case of any Bank  Creditor,  as  provided  in the Credit
Agreement,  (ii) in the case of any Guarantor,  c/o United States Can Company as provided in the Credit Agreement and (iii) in the case of any other Guaranteed  Creditor,  at such address as such other Guaranteed Creditor shall have specified in writing to the Guarantor;
or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  20.      If claim is ever made upon any  Guaranteed  Creditor  for  repayment  or  recovery  of any amount or amounts received in payment or on account of any of the  Guaranteed  Obligations  and any of the  aforesaid  payees  repays all or part of said amount by reason of (i) any judgment,  decree or order of any court or administrative  body having  jurisdiction over such payee or any of its property or (ii) any  settlement or compromise of any such claim  effected by such payee with any such claimant  (including  the
Credit Parties),  then and in such event each Guarantor agrees that any such judgment,  decree,  order,  settlement or compromise shall be binding upon such  Guarantor,  notwithstanding  any  revocation  hereof or other  instrument  evidencing any liability of any Credit
Party,  and such Guarantor  shall be and remain liable to the aforesaid  payees  hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  21.      (a)      ANY LEGAL  ACTION OR  PROCEEDING  WITH RESPECT TO THIS  GUARANTY OR ANY OTHER LOAN  DOCUMENT MAY BE
BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK,  NEW YORK OR COURTS OF THE UNITED STATES FOR THE SOUTHERN  DISTRICT
OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY,  EACH PARTY HERETO HEREBY  IRREVOCABLY  ACCEPTS FOR ITSELF AND IN RESPECT
OF ITS PROPERTY,  GENERALLY AND  UNCONDITIONALLY,  THE NON-EXCLUSIVE  JURISDICTION OF THE AFORESAID  COURTS.  EACH PARTY HERETO FURTHER
IRREVOCABLY  CONSENTS  TO THE  SERVICE OF PROCESS  OUT OF ANY OF THE  AFOREMENTIONED  COURTS IN ANY SUCH  ACTION OR  PROCEEDING  BY THE
MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL,  POSTAGE  PREPAID,  TO SUCH PARTY,  AT THE ADDRESS  PROVIDED FOR IN SECTION
                                                                                                                               --------
12.3 OF THE CREDIT  AGREEMENT,  SUCH SERVICE TO BECOME EFFECTIVE  THIRTY (30) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE
RIGHT OF  ADMINISTRATIVE  AGENT  UNDER  THIS  GUARANTY,  ANY  LENDER OR THE  HOLDER OF ANY NOTE TO SERVE  PROCESS  IN ANY OTHER  MANNER
PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION.

                  (b)      EACH PARTY HERETO HEREBY  IRREVOCABLY  WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING
OF VENUE OF ANY OF THE AFORESAID  ACTIONS OR PROCEEDINGS  ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT
BROUGHT IN THE COURTS  REFERRED OF IN CLAUSE (A) ABOVE AND HEREBY  FURTHER  IRREVOCABLY  WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY
SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c)      EACH OF THE PARTIES TO THIS  GUARANTY  HEREBY  IRREVOCABLY  WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN
ANY COURT OR  JURISDICTION,  INCLUDING  WITHOUT  LIMITATION THOSE REFERRED TO IN CLAUSE (A) ABOVE, IN RESPECT TO ANY MATTER ARISING OUT
OF OR RELATING TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  (d)      THIS  GUARANTY  SHALL BE DEEMED TO BE A  CONTRACT  MADE  UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL
PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE,  INCLUDING  SECTIONS S-1401 AND S-1402 OF
THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

                  22.      In the event that all of the capital  stock of one or more  Guarantors  is sold,  transferred  or  otherwise disposed of or liquidated in compliance with the  requirements of clause (e) of Section 8.3 or Section 8.4 of the Credit  Agreement (or
                                                                                -----------    -----------
such sale or other  disposition  or  liquidation  has been  approved in writing by the Required  Lenders (or all Lenders if required by
Section 12.1 of the Credit  Agreement))  and the proceeds of such sale,  disposition or liquidation  are applied in accordance with the
------------
provisions of the Credit  Agreement,  to the extent  applicable,  such  Guarantor  shall  automatically  and without  further action be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors,  terminate,  and have no further force or effect (it being  understood  and agreed that the sale of one or more  Persons  that own,  directly or  indirectly,  all of the capital stock or partnership interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 22).
                                                                                                                        ----------

                  23.      This Guaranty may be executed in any number of counterparts and by the different  parties hereto on separate counterparts,  each of which when so executed and delivered  shall be an original,  but all of which shall together  constitute one and the same  instrument.  A set of  counterparts  executed  by all the  parties  hereto  shall be lodged  with the Credit  Parties and the
Administrative Agent.

                  24.      All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

                  25.      It is  understood  and agreed  that any  Subsidiary  of Company  that is  required to become a party to this
Guaranty after the Closing Date pursuant to Sections 7.11 of the Credit  Agreement  shall  automatically  become a Guarantor  hereunder
                                            -------------
upon the  execution  and delivery by such  Subsidiary  of an instrument in the form of Exhibit A hereto and the delivery of same to the
                                                                                       ---------
Administrative  Agent,  with the same force and effect as if  originally  named as a party  herein.  The  execution and delivery of any instrument  adding an  additional  party to this  Guaranty  shall not require the consent of any party  hereunder or of any  Guaranteed
Creditor.  The rights and  obligations of each party hereunder  shall remain in full force and effect  notwithstanding  the addition of any new party hereto.

                  26.      On the Termination  Date,  this Guaranty shall  automatically  terminate  (provided that all indemnities set forth herein shall survive such  termination)  and the Collateral  Agent,  at the request and expense of the relevant  Guarantor,  will promptly  execute and deliver to such Guarantor a proper  instrument or instruments  acknowledging  the satisfaction and termination of this Guaranty.  As used in this Guaranty,  "Termination  Date" shall mean the date upon which the  Collateral  Agent receives  evidence
                                            -----------------
satisfactory to it that all Guaranteed  Obligations  owing to the Bank Creditors have  terminated,  that there remain no obligations of any kind  whatsoever of Company or any other Credit Party with respect thereto (other than  contingent  indemnification  obligations as to which no claims shall have accrued or be pending) and that all  obligations  and  commitments of all Bank Creditors under the Credit
Agreement and other Loan Documents have been terminated.

                                                       [signature page follows]

                                                   Signature page to
                                                  Subsidiary Guaranty

CHI:1354223.12

                  IN WITNESS  WHEREOF,  each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                                  USC MAY VERPACKUNGEN HOLDING INC.

                                                  By:
                                                        --------------------------------------------------
                                                  Name: _________________________________
                                                  Title: __________________________________

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent and Collateral Agent

By:
   --------------------------------------------------
Name:
         --------------------------------------------
Title:
      -----------------------------------------------

                                                               EXHIBIT A
                                                        TO SUBSIDIARY GUARANTY
                                                        ----------------------

         ADDITION OF NEW GUARANTOR TO SUBSIDIARY  GUARANTY  (this  "Instrument"),  dated as of ___________  __,  ______,  amending that
                                                                    ----------
certain  Subsidiary  Guaranty,  dated as of June ___, 2004 (as the same may be amended,  restated,  supplemented or otherwise  modified from time to time, the "Agreement"), by the Guarantors (the "Guarantors") party thereto in favor of the Guaranteed Creditors.
                        ---------                            ----------

         Reference is made to the credit  agreement,  dated as of June ___, 2004,  among U.S. Can Corporation,  a Delaware  corporation
("Holdings"),  United  States Can Company,  a Delaware  corporation  ("Company"),  the financial  institutions  from time to time party
----------                                                             -------
thereto and Deutsche Bank Trust Company Americas, as administrative agent ("Administrative  Agent") for the Lenders,  providing for the
                                                                            ---------------------
making of Loans and the  issuance  of, and  participation  in,  Letters of Credit as  contemplated  therein (as used  herein,  the term
"Credit  Agreement"  means the Credit  Agreement  described above in this paragraph,  as the same may be amended,  modified,  extended,
------------------
renewed,  replaced,  restated  or  supplemented  from  time to time,  and  including  any  agreement  extending  the  maturity  of,  or restructuring all or any portion of the Indebtedness under such agreement or any successor agreements).

         Capitalized  terms  used  herein and not  otherwise  defined  herein  shall have the  meanings  assigned  to such terms in the
Agreement or, if not therein defined, in the Credit Agreement.

         The  Guarantors  have  entered  into the  Agreement  in order to induce the  Lenders to extend  credit  pursuant to the Credit
Agreement and to induce the Other  Creditors to extend  Interest Rate  Agreements or other Hedging  Agreements.  Pursuant to Section 25
                                                                                                                             ----------
of the Agreement,  the  undersigned is required to enter into the Agreement as a Guarantor.  Section 25 of the Agreement  provides that
                                                                                             ----------
additional  parties  may become  Guarantors  under the  Agreement  by  execution  and  delivery  of an  instrument  in the form of this
Instrument.  The  undersigned  (the "New Party") is  executing  this  Instrument  in  accordance  with the  requirements  of the Credit
                                     ---------
Agreement to become a Guarantor  under the  Agreement  in order to induce the Lenders to extend and  continue  the  extension of credit pursuant to the Credit Agreement.

         Accordingly, the New Party agrees as follows:

         SECTION 1.        In accordance  with the Agreement,  the New Party by its signature below becomes a party to the Agreement as of the date  hereof with the same force and effect as if  originally  named  therein as a party and the New Party  hereby (a) agrees to all the terms  applicable to it and warrants that the  representations  and  warranties  made by it as a party  thereunder are true and correct in all material  respects on and as of the date hereof.  Each  reference to a "Guarantor"  in the Agreement  shall be deemed to include the New Party.  The Agreement is hereby incorporated herein by reference.

         SECTION 2.        The New Party  represents and warrants to the  Administrative  Agent and the Guaranteed  Creditors that this
Instrument  has been  duly  authorized,  executed  and  delivered  by it and  constitutes  its  legal,  valid and  binding  obligation, enforceable  against  it in  accordance  with its  terms,  except to the  extent  that the  enforceability  thereof  may be  limited by applicable bankruptcy,  insolvency,  reorganization,  moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         SECTION 3.        This  Instrument may be executed in  counterparts,  each of which shall  constitute an original,  but all of which when taken together shall constitute a single contract.  This Instrument  shall become  effective when the  Administrative  Agent shall have received a counterpart of this Instrument that bears the signature of the New Party.

         SECTION 4.        Except as expressly supplemented hereby, the Agreement shall remain in full force and effect.

         SECTION 5.        THIS  INSTRUMENT  SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL
PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE,  INCLUDING  SECTIONS 5-1401 AND 5-1402 OF
THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES.

         SECTION 6.        All  communications  and notices  hereunder shall be in writing and given as provided in the Agreement.  All communications and notices hereunder to the New Party shall be given to it at the address set forth in Section 19 of the Agreement.
                                                                                                       ----------

         IN WITNESS  WHEREOF,  the New Party has duly executed this Addition of New Guarantor to Subsidiary  Guaranty as of the day and
year first above written.

                                                              [NAME OF NEW PARTY],

By:___________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                              -----------------------------------

 >

                                                          Exhibit 5.1(a)(iii)

                                                          SECURITY AGREEMENT

                                                                 among

                                                         U.S. CAN CORPORATION,

                                                      UNITED STATES CAN COMPANY,

                                          CERTAIN SUBSIDIARIES OF UNITED STATES CAN COMPANY,

                                                                  and

                                                 DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                          as Collateral Agent

                                                       Dated as of June __, 2004

iii

                                                                                                                                   Page
                                                                                                                                   ----

ARTICLE IV.............................................  SPECIAL PROVISIONS CONCERNING ACCOUNTS;  CONTRACT RIGHTS;

ARTICLE VI   PROVISIONS CONCERNING PLEDGED SECURITIES AND

ARTICLE X    TERMINATION; REINSTATEMENT; RELEASES OF COLLATERAL

Schedule A            Pledged Intercompany Notes
Schedule B            Pledged Stock
Schedule 2.4          Chief Executive Offices
Schedule 2.5          Inventory and Equipment Locations
Schedule 2.6          Trade, Fictitious and Other Names; Jurisdiction of Formation
Schedule 2.7          Transportation Assets
Schedule 2.8          Commercial Tort Claims
Schedule 5.1          Intellectual Property

ANNEX A               Definitions
ANNEX B               Assignment of Security Interest in U.S.
                         Trademarks and Patents
ANNEX C               Assignment of Security Interest in U.S. Copyrights
ANNEX D               Form of Supplement Regarding Addition of New Assignor

Exhibit A             Form of Intercompany Note

29

CHI:1354223.12

                                                          SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (the "Agreement"),  dated as of June __, 2004, is by and among each of the undersigned (each,
                                                ---------
an  "Assignor"  and,  together  with any other entity that becomes a party hereto  pursuant to Section 14.2 hereof,  collectively,  the
     --------                                                                                  ------------
"Assignors") and DEUTSCHE BANK TRUST COMPANY AMERICAS,  as Collateral Agent (the "Collateral Agent") for the benefit of (i) the Lenders
----------                                                                        ----------------
and the  Administrative  Agent under the Credit  Agreement  hereinafter  referred to; and (ii) if one or more Lenders (or any Affiliate thereof) has heretofore entered into or hereafter enters into one or more (A) interest rate protection agreements  (including,  without limitation,  interest rate swaps, caps, floors,  collars and similar agreements) and/or (B) foreign  exchange contracts,  currency swap agreements or other similar agreements or arrangements  designed to protect against the fluctuations in currency values  (collectively, the "Hedging  Agreements"),  in each case,  with,  or guaranteed  by, an Assignor,  any such Lender or Lenders or any Affiliate of such
     -------------------
Lender or Lenders  (even if the  respective  Lender  subsequently  ceases to be a Lender under the Credit  Agreement for any reason) so long as any such Lender or Affiliate  participates in the extension of such Hedging  Agreements and their  subsequent  assigns,  if any
(collectively  the "Secured  Parties" or the "Secured  Party").  Except as otherwise  defined herein,  terms used herein and defined in
                    ----------------          --------------
the Credit Agreement shall be used herein as so defined.

                                                         W I T N E S S E T H :
                                                         - - - - - - - - - -

                  WHEREAS,  U.S.  Can  Corporation,  a  Delaware  corporation  ("Holdings"),  United  States  Can  Company,  a Delaware
                                                                                 --------
corporation  ("Company"),  the financial  institutions  (the "Lenders") from time to time party thereto and Deutsche Bank Trust Company
               -------                                        -------
Americas,  as  administrative  agent  (together with any successor  agent,  "Administrative  Agent"),  are  contemporaneously  herewith
                                                                             ---------------------
entering  into a Credit  Agreement,  dated as of the date  hereof  (the  "Credit  Agreement",  as the same may  hereafter  be  amended,
                                                                          -----------------
modified,  extended,  renewed, replaced,  restated, waived or supplemented from time to time, and including any agreement extending the maturity of or restructuring of all or any portion of the Indebtedness under such agreement or any successor agreements);

                  WHEREAS,  the  Assignors  may at any time  and from  time to time  enter  into,  or  guarantee,  one or more  Hedging
Agreements;

                  WHEREAS,  pursuant to the  Subsidiary  Guaranty,  each  Assignor  (other than Company and  Holdings)  has jointly and severally  guaranteed  to the Secured  Parties the payment  when due of all  obligations  of Company  under or with respect to the Loan
Documents and the Hedging Agreements;

                  WHEREAS,  Holdings has guaranteed to the Secured  Parties the payment when due of all obligations of Company under or with respect to the Loan Documents and the Hedging Agreements; and

                  WHEREAS,  each  Assignor  desires to execute  this  Agreement  in order to satisfy  the  conditions  under the Credit
Agreement.

                  NOW, THEREFORE,  in consideration of the extensions of credit to be made to each Assignor and other benefits accruing to each  Assignor,  the  receipt  and  sufficiency  of which  are  hereby  acknowledged,  each  Assignor  hereby  makes  the  following representations  and  warranties  to  Collateral  Agent for the benefit of the Secured  Parties  and hereby  covenants  and agrees with
Collateral Agent for the benefit of the Secured Parties as follows:

14.
         SECURITY INTERESTS

1.122    Grant of Security  Interests.  (a) As  collateral  security for the prompt and complete  payment and  performance  when due by
         ----------------------------
each  Assignor of all of such  Assignor's  Obligations,  each such  Assignor does hereby  pledge,  assign and transfer unto  Collateral
Agent,  and does hereby grant to Collateral  Agent for the benefit of the Secured Parties,  a continuing  security  interest in, all of the right,  title and interest of such Assignor in, to and under all of the  following,  whether now existing or hereafter from time to time acquired: (i) all Accounts,  Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper), Documents,  Equipment,
Fixtures, General Intangibles,  Health Care Insurance Receivables, Farm Products, Goods, Instruments,  Inventory,  Investment Property,
Leases,  Letter-of-Credit  Rights and Supporting  Obligations,  (ii) all Money, Deposit Accounts,  securities accounts, cash collateral accounts and insurance  policies in the  possession or under the control of such Assignor or its  respective  bailees and any deposits, securities or other interests contained therein,  (iii) all Contracts and all Contract Rights arising  thereunder,  (iv) all Commercial
Tort Claims,  from time to time set forth on Schedule  2.11 hereto,  (v) all Marks,  together with the  registrations  and right to all
                                             --------------
renewals thereof,  and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights,  and all
reissues,  renewals or extensions  thereof,  (vii) all computer  programs and all  intellectual  property  rights therein and all other proprietary  information,  including,  but not limited to, Trade Secrets, (viii) all vehicles,  aircraft,  vessels,  barges,  railcars, rolling stock and  fixtures,  together  with  accessions  thereto and  replacement  parts  therefor,  (ix) (A) all  Intercompany  Notes described in Schedule A (as it may, from time to time, be  supplemented in accordance  with the terms hereof),  all other  Intercompany
             ----------
Notes and all other  promissory  notes which are pledged to  Collateral  Agent or otherwise  become a part of the  Collateral;  (B) all shares of Capital Stock  described in Schedule B (as it may, from time to time, be  supplemented  in accordance  with the terms hereof)
                                      ----------
and all other shares of Capital  Stock;  and (C) all Stock Rights,  (x) all books and records,  customer  lists,  ledger cards,  credit files,  print-outs,  and other materials and records pertaining to any of the foregoing,  whether now owned or hereafter acquired, (xi)
all other  personal  property of such Assignor,  whether now owned or hereafter  acquired,  (xii) all documents of title  evidencing or issued with respect to any of the foregoing,  and (xiii) all Proceeds and products of any and all of the foregoing (including,  without limitation,  all insurance and claims for insurance  effected or held for the benefit of such Assignor in respect  thereof) (all of the above, as limited below, collectively,  the "Collateral");  provided,  however, that the security interests granted hereunder shall not
                                             ----------     ---------  -------
cover any Assignor's  right,  title and interest in any (1) Contract,  permit license or franchise that validly  prohibits the creation by such Assignor of a security interest therein (or in any rights or property  obtained by Assignor  thereunder) the existence of which does not constitute an Unmatured Event of Default or Event of Default under the Credit Agreement  ("Excluded  Intangibles"),  but shall
                                                                                                    ---------------------
cover the proceeds of such Excluded  Intangibles or the monetary  value of the goodwill and other General  Intangibles of such Assignor relating thereto unless the Excluded Intangible in question so prohibits,  provided,  that (a) such Excluded Intangible was not entered into or obtained by such  Assignor  with the intent of avoiding the  requirement  that a security  interest be granted  therein and (b)
such  prohibition is not rendered  ineffective by Section 9-408 or in any other section of the Uniform  Commercial  Code, (2) rights or property to the extent that any valid,  effective and  enforceable  law or regulation  applicable  thereto  prohibits the creation of a security  interest  therein,  but shall cover the proceeds of such rights or property or the  monetary  value of the goodwill and other
General  Intangibles of such Assignor relating thereto unless the law or regulation in question so prohibits;  and (3) Capital Stock of
Foreign Subsidiaries not required pursuant to Section 7.11 of the Credit Agreement to be pledged hereunder.
                                              ------------

(b)      The assignments and security  interests under this Agreement  granted to Collateral  Agent shall not relieve any Assignor from the performance of any term,  covenant,  condition or agreement on such Assignor's part to be performed or observed under or in respect of any of the Collateral  pledged by it hereunder or from any liability to any Person under or in respect of any of such  Collateral or impose any  obligation on Collateral  Agent to perform or observe any such term,  covenant,  condition or agreement on such  Assignor's part to be so performed or observed or impose any  liability on  Collateral  Agent for any act or omission on the part of such Assignor relative thereto or for any breach of any  representation  or warranty on the part of such Assignor  contained in this Agreement or any other Loan  Document,  or in respect of the  Collateral  pledged by it  hereunder  or made in  connection  herewith or  therewith.  The obligations  of each Assignor  contained in this  paragraph  shall survive the  termination of this Agreement and the discharge of such
Assignor's other obligations hereunder.

(c)      The security  interests of Collateral  Agent under this Agreement extend to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

1.123    Power of Attorney.  To the extent  permitted by applicable  law,  each Assignor  hereby  constitutes  and appoints  Collateral
         -----------------
Agent its true and lawful  attorney,  irrevocably,  with full power after the  occurrence of and during the  continuance of an Event of
Default  (in the name of such  Assignor  or  otherwise),  in  Collateral  Agent's  discretion,  to take any action  and to execute  any instrument  which  Collateral  Agent may reasonably  deem necessary or advisable to accomplish  the purposes of this  Agreement,  which appointment as attorney is coupled with an interest.

15.
         GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each Assignor  represents,  warrants and covenants,  which  representations,  warranties and covenants  shall survive execution and delivery of this Agreement, as follows:

1.124    Security Interest;  Necessary Filings.  (a) This Agreement  (together,  with respect to the shares of capital stock of Foreign
         -------------------------------------
Subsidiaries,  such other  necessary or advisable  pledge  agreements or other security  agreements or instruments  properly  executed, delivered,  recorded and registered by the holder of such shares under all applicable  foreign laws) creates  security  interests which are  enforceable  against such Assignor in all Collateral now owned and hereafter  acquired by such Assignor and which are, upon filing of all appropriate  financing statements,  intellectual property filings and railcar filings,  perfected security interests (other than in the Excluded Transportation Assets).

(b)      All documents and instruments  for all filings,  registrations  and recordings  necessary or appropriate to create and perfect the security  interests  granted by the Assignors to Collateral  Agent hereby in respect of the  Collateral  have been delivered by the
Assignors to Collateral  Agent,  and, upon Collateral  Agent's  accomplishing of all such filings,  registrations  and recordings,  the security  interests  granted to Collateral  Agent pursuant to this Agreement in and to the  Collateral  constitute or shall  constitute perfected  security  interests  therein  prior to the rights of all other  Persons  therein and  subject to no other  Liens  except for
Permitted  Liens and is or shall be entitled to all the rights,  priorities  and benefits  afforded by the Uniform  Commercial  Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests;  provided,  however, that the parties agree that no Assignor shall have any  obligation  hereunder to take any actions to perfect the security  interests  granted by such Assignor to  Collateral  Agent  hereunder  in any Excluded  Transportation  Assets  except as provided in Section 2.6. The Pledged  Intercompany
                                                                                                 -----------
Notes listed on Schedule A and the  certificates  representing the Pledged Stock listed on Schedule B (other than the shares of capital
                ----------                                                                 ----------
stock of Foreign  Subsidiaries  which are not certificated)  have been delivered to Collateral Agent together with appropriate  undated note powers and stock  powers  duly  executed  in blank on or before the date  hereof.  The  pledge,  assignment  and  delivery of such
Pledged Stock to or on behalf of Collateral  Agent  pursuant to this  Agreement  creates valid,  continuing,  first priority  perfected
Liens on such Pledged Stock in favor of Collateral  Agent, for the benefit of Collateral  Agent and the Secured Parties.  Each Assignor
indicated on Schedule B as owning shares in a Foreign  Subsidiary  has executed and delivered and will use its best efforts to promptly
             ----------
following  the date  hereof  record and  register,  any and all  pledges,  charges and other  instruments  necessary  to create  valid, continuing,  perfected  Liens (or the  equivalent  rights under the  applicable  laws of the relevant  foreign  jurisdictions)  on such
Pledged Stock under applicable foreign law in favor of Collateral Agent, for the benefit of Collateral Agent and the Secured Parties.

1.125    Title;  No Liens.  (a) Each  Assignor is, and as to  Collateral  acquired by it from time to time after the date hereof,  will
         ----------------
be, the owner of or otherwise has the right to use all  Collateral  free from any Lien or other right,  title or interest of any Person
(other than Liens created hereby and Permitted  Liens),  and such Assignor  shall defend the Collateral  against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Collateral Agent.

(b)      such  Assignor  is the direct and sole legal and  equitable  owner of any and all  Pledged  Intercompany  Notes  indicated  on
Schedule  A as being  owned by it.  Such  Assignor  has good and  marketable  title  to such  Pledged  Intercompany  Notes  and has all
-----------
requisite  rights,  power,  and authority to pledge and deliver such Pledged  Intercompany  Notes to Collateral  Agent pursuant hereto.
Such Assignor has not amended any term of or waived any rights under the Pledged Intercompany Notes held by it; and

(c)      such Assignor is the record and  beneficial  owner of each share of the Pledged  Stock  indicated on Schedule B as being owned
                                                                                                              ----------
by it. With respect to Pledged Stock issued by Holdings or any of its  Subsidiaries,  (i) such Pledged Sock  represents  the percentage
(on a fully  diluted  basis) of the issued and  oustanding  Capital Stock of its issuer as set forth on Schedule B and (ii) such shares
                                                                                                        ----------
of Pledged Stock are duly authorized,  validly issued, fully paid and non-assessable (or, with respect to Foreign Subsidiaries,  to the extent such  concepts are  applicable  under the laws under which such  Subsidiaries  are  organized).  With  respect to Pledged  Stock issued by a Person other than Holdings or any of its Subsidiaries,  (i) to the knowledge of Company and its Subsidiaries,  such Pledged
Stock  represents the  percentage  (on a fully diluted basis) of the issued and oustanding  Capital Stock of its issuer as set forth on
Schedule B and (ii) such shares of Pledged Stock are, to the knowledge of Company and its  Subsidiaries,  duly  authorized  and validly
----------
issued and are fully paid and  non-assessable  (or, with respect to Foreign  Subsidiaries,  to the extent such concepts are  applicable under the laws under which such  Subsidiaries  are  organized).  Such Assignor has good and marketable  title to such Pledged Stock and has all requisite  rights,  power, and authority to pledge and deliver such Pledged Stock to Collateral Agent pursuant hereto (or, with respect  to the shares of capital  stock of any  Foreign  Subsidiaries  that are not  certificated,  to  execute,  deliver,  record and register any and all pledges or charges on such shares which are  reasonably  necessary to create a first priority  perfected  security interest in such shares under  applicable  foreign law). Such Pledged Stock is free and clear of all Liens,  options,  warrants,  puts, calls, or other rights of third persons, other than Permitted Liens.

1.126    Other Financing  Statements.  There is no financing  statement (or similar  statement or instrument of registration  under the
         ---------------------------
law of any  jurisdiction)  on file or of record in any relevant  jurisdiction  covering or purporting to cover any interest of any kind in the  Collateral,  except  for (i) those  evidencing  Permitted  Liens and (ii)  financing  statements  for which  valid  termination statements  have been  previously  filed or  delivered  to  Collateral  Agent on the date  hereof  and,  so long as any of the  Secured
Obligations are in effect,  no Assignor will execute or authorize to be filed in any public office any financing  statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements  relating to the Collateral,  except financing statements  filed or to be filed in respect of and  covering  the  security  interests  granted  hereby by such  Assignor  or for those evidencing Permitted Liens.

1.127    Chief  Executive  Office;  Records.  The chief  executive  office of each  Assignor  is located at the  address  indicated  on
         ----------------------------------
Schedule 2.4 hereto for such Assignor.  No Assignor will move its chief  executive  office except to such new location as such Assignor
------------
may establish in accordance with Section 3.2.
                                 -----------

1.128    Location of Inventory and  Equipment.  All Inventory and Equipment  held on the date hereof by each Assignor with an aggregate
         ------------------------------------
value in excess of $500,000 is located at one of the locations  shown on Schedule 2.5 hereto.  Each Assignor  agrees that all Inventory
                                                                         ------------
and Equipment  (other than Inventory in transit in the ordinary  course of business) with an aggregate  value in excess of $500,000 now held or  subsequently  acquired by it shall be kept at (or shall be in  transport  to) any one of the  locations  shown on Schedule 2.5
                                                                                                                           ------------
hereto or such new  location as such  Assignor  may  establish  in  accordance  with  Section  3.2.  Each  Assignor  agrees that if any
                                                                                      ------------
warehouse  receipt or receipt in the nature of a  warehouse  receipt is issued with  respect to any of its  Inventory,  such  warehouse receipt or receipt in the nature  thereof shall either  (a) not be  "negotiable"  (as such term is used in Section 7-104 of the Code as in effect in any relevant  jurisdiction or under other relevant law), or (b) if negotiable,  the security interests of Collateral Agent in such warehouse  receipt shall be perfected to the reasonable  satisfaction  of Collateral  Agent.  Where any Collateral  with a fair market value of greater  than  $500,000 is in the  possession  of a third  party,  each  Assignor  will join with  Collateral  Agent in notifying the third party of Collateral  Agent's  security  interests as described in Section 9-313 of the Uniform  Commercial Code and
will use its commercially  reasonable efforts to obtain an  acknowledgement  from the third party that it is holding the Collateral for the benefit of Collateral Agent.

1.129    Organizational  Names;  Jurisdictions  of  Organization.  No Assignor  has or operates in any  jurisdiction  under,  or in the
         -------------------------------------------------------
preceding 12 months has had or has operated in any  jurisdiction  under, any trade names,  fictitious names or other names  (including, without  limitation,  any names of divisions or  operations)  except its legal name and such other trade,  fictitious or other names as are listed on Schedule 2.6 hereto.  The corporation  identification  number or other applicable  formation  identification  number, the
              ------------
exact  legal name as it  appears in  official  filings  in the state of its  incorporation  or  organization  and the  jurisdiction  of incorporation  or  organization  of each Assignor is set forth on Schedule 2.6 hereto.  No Assignor  shall change its legal name except
                                                                  ------------
as provided in Section 3.2.  Without limiting the prohibitions on mergers  involving the Assignors  contained in the Credit  Agreement,
               -----------
no Assignor shall  reincorporate  or reorganize  itself under the laws of any  jurisdiction  other than the jurisdiction in which it is incorporated or organized as of the date hereof except as provided in Section 3.2.
                                                                      -----------

1.130    Transportation  Assets. All Transportation Assets owned by each Assignor (other than the Excluded  Transportation  Assets) are
         ----------------------
identified  under such  Assignor's  name on Schedule 2.7. Each Assignor  agrees that in the event it acquires or otherwise  holds title
                                            ------------
to any Transportation  Assets (other than the Excluded  Transportation  Assets) not otherwise identified on Schedule 2.7, such Assignor
                                                                                                            ------------
shall (A) give Collateral Agent prompt written notice thereof,  clearly  describing such new  Transportation  Assets, and shall provide such other  information  in connection  therewith as  Collateral  Agent may  reasonably  request,  and (B) take all actions  reasonably satisfactory  to Collateral  Agent to cause the security  interests in the  Collateral  granted by it hereby to be, and continue at all times to be, fully  perfected and in full force and effect.  Collateral  Agent hereby agrees,  on behalf of the Secured  Parties,  that the Assignors shall not be obligated to perfect  Collateral  Agent's security interests in Excluded  Transportation  Assets;  provided, however,  that each Assignor agrees,  within ten (10) Business Days of its receipt of a written request from Collateral Agent after the occurrence  and during the  continuance  of an Event of Default,  to take any and all actions  necessary  or  reasonably  requested  by
Collateral Agent,  including the execution and delivery of all documents,  certificates of title and instruments  reasonably  requested by Collateral  Agent, to perfect  Collateral  Agent's  security  interests in any or all Excluded  Transportation  Assets owned by such
Assignor.

1.131    Commercial  Tort  Claims.  Except for matters  disclosed on Schedule  2.8 hereto,  as of the date hereof no Assignor  owns any
         ------------------------                                    -------------
Material  Commercial  Tort Claims.  To the extent any Material  Commercial  Tort Claim has been  instituted and has not previously been disclosed on Schedule 2.8 hereto,  the Assignors shall promptly  deliver to Collateral  Agent an amended  Schedule 2.8 which contains a
             ------------                                                                                 ------------
written  description of the nature of the case, the parties and the case number if one has been assigned by the applicable  court,  and such amended  Schedule 2.8 shall be deemed to be a part hereof from and after such delivery  without any action required on the part of
              ------------
Collateral Agent.

1.132    Farm Products,  Health Care  Insurance  Receivables.  No Assignor owns any Farm Products or Health Care Insurance  Receivables
         ---------------------------------------------------
and none of the Collateral constitutes Proceeds of the foregoing.

1.133    Bringdown of  Representations  and  Warranties.  Each Assignor hereby  acknowledges  and agrees that it has received a copy of
         ----------------------------------------------
the Credit Agreement and hereby (x) reaffirms all representations  and warranties  contained therein to the extent applicable to it and
(y) agrees to comply  with all  covenants  and  agreements  contained  therein to the  extent  applicable  to it and as the same may be amended or modified from time to time in accordance with the terms of the Credit Agreement.

1.134    Recourse.  This  Agreement  is made  with  full  recourse  to each  Assignor  and  pursuant  to and upon  all the  warranties,
         --------
representations,  covenants  and  agreements  on the part of such  Assignor  contained  herein,  in the other Loan  Documents  and,  as applicable the Hedging Agreements and otherwise in connection herewith or therewith.

16.
         PROVISIONS CONCERNING ALL COLLATERAL

                  From the date hereof and  continuing  thereafter  until this Agreement is terminated  pursuant to Section 10.2,  each
                                                                                                                    ------------
Assignor covenants and agrees with Collateral Agent and the Secured Parties as follows:

1.135    Protection  of  Collateral  Agent's  Security.  Each  Assignor  covenants  that it will do  nothing  to impair  the  rights of
         ---------------------------------------------
Collateral  Agent  in the  Collateral.  If any  Assignor  shall  fail to  insure  any  material  portion  of  Inventory  and  Equipment constituting  Collateral in accordance  with the terms of Section 7.8 of the Credit  Agreement,  Collateral  Agent shall have the right
                                                          -----------
(but shall be under no obligation) to procure such commercially  reasonable  insurance and such Assignor agrees to reimburse Collateral
Agent for all reasonable costs and expenses of procuring such  commercially  reasonable  insurance,  and Collateral Agent may apply any proceeds of such insurance in accordance with Section 8.4. Each Assignor  assumes all liability and  responsibility  in connection with
                                              -----------
the  Collateral  acquired by it and the  liability of such Assignor to satisfy its Secured  Obligations  shall in no way be affected or diminished  by  reason  of the fact  that  such  Collateral  may be lost,  destroyed,  stolen,  damaged  or for any  reason  whatsoever unavailable to such Assignor, except due to the gross negligence or willful misconduct of Collateral Agent.

1.136    Changes in  Locations,  Names,  Reincorporations.  No Assignor  shall (a)  establish a new  location  for its chief  executive
         ------------------------------------------------
office,  (b) change  its legal  name or (c)  reincorporate  or  reorganize  itself  under the laws of any  jurisdiction  other than the jurisdiction in which it is incorporated  or organized on the date hereof,  in each case,  unless (i) it shall have given to Collateral
Agent not less than 10 Business  Days' prior written  notice of its intention so to do, (ii) it shall have taken all action to maintain the security  interests of Collateral  Agent in the Collateral  intended to be granted hereby at all times fully  perfected and in full force and effect,  (iii) at the request of Collateral  Agent,  it shall have furnished an opinion of counsel  reasonably  acceptable to
Collateral Agent to the effect that all financing or continuation  statements and amendments or supplements  thereto have been filed in the  appropriate  filing  office or offices,  and (iv)  Collateral  Agent shall have  received  such other  information  in  connection therewith as Collateral Agent may reasonably request.

1.137    Right to Initiate  Judicial  Proceedings,  etc. Upon the occurrence and continuation of an Event of Default,  Collateral Agent
         -----------------------------------------------
shall have the right and power to  institute  and maintain  such suits and  proceedings  as it may  reasonably  determine  necessary or appropriate to protect and enforce the rights vested in it by this Agreement for the benefit of the Secured Parties.

1.138    Appointment of a Receiver.  After the occurrence and during the  continuance of an Event of Default,  Collateral  Agent may be
         -------------------------
appointed as a receiver of any or all of the  Collateral  in a judicial  proceeding.  Notwithstanding  the  appointment  of a receiver,
Collateral  Agent  shall be  entitled  to retain  possession  and  control  of all cash held by or  deposited  with it or its agents or co-agents  pursuant to any provision of this Agreement or any Mortgage  after the occurrence and during the  continuance of an Event of
Default.

1.139    Further  Actions.  Subject to the last  sentence of Section  2.6,  each  Assignor  will,  at its own expense,  make,  execute,
         ----------------                                    ------------
endorse,  acknowledge,  file and/or deliver to Collateral  Agent from time to time such lists,  descriptions  and  designations  of its
Collateral,  warehouse  receipts,  receipts  in the nature of  warehouse  receipts,  bills of  lading,  documents  of title,  vouchers, invoices,  schedules,  confirmatory  assignments,  conveyances,  financing  statements,  transfer  endorsements,  powers  of  attorney, certificates,  reports and other  assurances or  instruments  and take such further steps relating to the Collateral and other property or rights covered by the security  interests hereby granted by such Assignor,  which  Collateral Agent deems reasonably  appropriate or advisable  to perfect,  preserve or protect its  security  interests in the  Collateral  within ten Business  Days after any request by
Collateral  Agent or such earlier  date as may be required by law or  necessary  to preserve or protect the  security  interests in the
Collateral  granted  by  such  Assignor  pursuant  to this  Agreement.  Each  Assignor  (a)  agrees  to  update  all  Schedules  hereto simultaneously with the delivery of the quarterly  financial  statements under the Credit Agreement to reflect any new information that would be  disclosed  thereon if a existence on the date hereof and will deliver  such  updated  Schedules to  Collateral  Agent and (b)
within 30 days following the institution of any action,  claim or proceeding that could  reasonably be expected to result in a Material
Commercial  Tort Claim,  will  deliver an amended  Schedule  2.11 (which  Schedule  shall be deemed to be amended  upon such  delivery)
                                                   --------------
setting  forth a brief  description  of the  nature of the case,  the  parties  and the case  number  if one has been  assigned  by the applicable court.

1.140    Financing  Statements.  Each Assignor agrees to authorize and deliver to Collateral Agent such financing  statements,  in form
         ---------------------
reasonably  acceptable to  Collateral  Agent,  as  Collateral  Agent may from time to time request as are necessary or desirable in the reasonable opinion of Collateral Agent to establish and maintain valid,  enforceable,  perfected security interests,  in its Collateral
(except that no Assignor  shall be required to perfect the security  interests  granted by it hereunder in any Excluded  Transportation
Assets  except as  required  under  Section  2.6) as  provided  herein and the other  rights and  security  contemplated  hereby all in
                                    ------------
accordance  with  the  Uniform  Commercial  Code  as  enacted  in any and all  relevant  jurisdictions  or any  other  relevant  law or regulation.  Each Assignor will pay any applicable  filing fees,  recordation  taxes and reasonable  out-of-pocket  expenses related to its Collateral.  Each Assignor authorizes  Collateral Agent to file and deliver any such financing  statements without the signature of such Assignor  where  permitted by law. The  Assignors  authorize the filing of any financing  statement  that  Collateral  Agent deems reasonably necessary or advisable and such financing  statements may include descriptions of collateral as "all assets",  "all personal property" or any other similar generic description.

17.
         SPECIAL PROVISIONS CONCERNING ACCOUNTS;
         CONTRACT RIGHTS; INSTRUMENTS

                  From the date hereof and  continuing  thereafter  until this Agreement is terminated  pursuant to Section 10.2,  each
                                                                                                                    ------------
Assignor covenants and agrees with Collateral Agent and the Secured Parties as follows:

1.141    Additional  Representations  and Warranties.  The Assignors hereby agree with respect to the Accounts that as of the time when
         -------------------------------------------
each Account arises,  each Assignor shall be deemed to have  represented and warranted that such Account,  and all records,  papers and documents  relating  thereto (if any) are, to their knowledge,  genuine and in all material  respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the best of such Assignor's  knowledge,  represent the genuine,  legal, valid and binding  obligation of the account debtor evidencing  indebtedness  unpaid and owed by the respective  account debtor arising out of the  performance of labor or services or the sale or lease and delivery of the  merchandise  listed  therein,  or both; and (ii)
will, to the best of such Assignor's  knowledge,  evidence true and valid obligations,  enforceable in accordance with their respective terms.

1.142    Maintenance of Records.  Each Assignor will keep and maintain at its own cost and expense  satisfactory  and complete  records
         ----------------------
of its Accounts and Contracts in a manner consistent with its existing practices,  including,  but not limited to, the originals (where available) of all documentation  (including each Contract) with respect thereto,  records of all payments received, all credits granted thereon,  all merchandise  returned and all other dealings therewith.  Upon Collateral Agent's reasonable request,  each Assignor shall legend, in form and manner reasonably  satisfactory to Collateral Agent, the books,  records and documents of such Assignor  evidencing or pertaining to Accounts and Contracts with an  appropriate  reference to the fact that such Accounts and Contracts have been assigned to Collateral Agent and that Collateral Agent has security interests therein.

1.143    Disposition or Collection of Accounts.  No Assignor shall sell any material Account or Contract,  or interest  therein,  owned
         -------------------------------------
by it without the prior written  consent of Collateral  Agent,  except as permitted by Section 8.4 of the Credit  Agreement.  Except as
                                                                                       -----------
it shall  otherwise  determine in its sound  business  judgment,  each  Assignor  will duly fulfill all  obligations  on its part to be fulfilled  under or in  connection  with its Accounts and Contracts and no Assignor will do anything to impair the rights of Collateral
Agent in the Accounts or Contracts in any material respect.

18.
         SPECIAL PROVISIONS CONCERNING INTELLECTUAL PROPERTY

                  From the date hereof and  continuing  thereafter  until this Agreement is terminated  pursuant to Section 10.2,  each
                                                                                                                    ------------
Assignor covenants and agrees with Collateral Agent and the Secured Parties as follows:

1.144    Additional  Representations  and Warranties.  Each Assignor  represents and warrants as of the date hereof (or, in the case of
         -------------------------------------------
an Assignor made party hereto pursuant to its execution of a supplement  hereto in accordance with Section  14.2(d),  as of the date of
                                                                                                   ----------------
such  supplement)  that the  Copyrights,  Marks and Patents  listed  under its name in Schedule  5.1 include all the  registrations  or
                                                                                       -------------
pending  applications in the United States  Copyright  Office and the United States Patent and Trademark  Office that such Assignor now owns in connection  with its business.  Each Assignor  represents and warrants  that, to its  knowledge,  it owns or is licensed to use all Significant  Intellectual  Property that it uses. Each Assignor further  warrants that,  except as indicated on Schedule 5.1, it is
                                                                                                                    ------------
aware of no third  party  claim that any aspect of such  Assignor's  present or  contemplated  business  operations  infringes  or will infringe any Copyright,  Mark or Patent or has  misappropriated  any Trade Secrets or proprietary  information in any manner that could reasonably be expected to cause a Material  Adverse  Effect.  Each Assignor  represents and warrants that upon the  recordation of each
Grant of Security  Interest in United  States  Trademarks  and  Patents in the form of Annex B hereto in the United  States  Patent and
                                                                                       -------
Trademark Office and the recordation of a Grant of Security  Interest in United States  Copyrights in the form of Annex C hereto in the
                                                                                                                  -------
United States  Copyright  Office,  together  with filings of  appropriate  UCC financing  statements  pursuant to this  Agreement,  all filings,  registrations  and recordings  necessary or appropriate to perfect the security  interests granted to Collateral Agent in the
United States  Trademarks,  the United States Patents and United States  Copyrights  covered by this  Agreement  under federal law will have been  accomplished  to the extent such  perfection may be obtained under federal law. Each Assignor agrees to execute such a Grant of Security  Interest in United States  Trademarks and Patents  covering all right,  title and interest in each United States Patent of such  Assignor  and to record the same,  and to execute  such a Grant of Security  Interest in United  States  Copyrights  covering all right,  title and interest in each United  States  Copyright of such Assignor and to record the same.  Each  Assignor  hereby grants to
Collateral  Agent an absolute power of attorney to sign,  upon the occurrence  and during the  continuance of an Event of Default,  any document which may be required by the United States Patent and Trademark  Office or United States  Copyright  Office in order to effect an absolute  assignment of all right,  title and interest in each Copyright,  Mark and Patent and associated  goodwill,  and record the same.

1.145    Divestitures.  Each  Assignor  hereby  agrees not to divest itself of any material  right under any  Significant  Intellectual
         ------------
Property absent prior written approval of Collateral Agent, except in accordance with Section 8.6 of the Credit Agreement.
                                                                                      -----------

1.146    Infringements.  Each Assignor agrees,  promptly upon learning  thereof,  to notify Collateral Agent in writing of the name and
         -------------
address of, and to furnish such  pertinent  information  that may be  available  with  respect to, any party who may be  infringing  or otherwise  violating  any of such  Assignor's  rights in and to any  Significant  Intellectual  Property,  or with respect to any party claiming that such Assignor's use of any Significant  Intellectual  Property violates any property right of that party, or with respect to any  misappropriation  of any Trade  Secret or any claim that such  Assignor's  practice of any Trade  Secret  violates any property rights of a third party, in each case to the extent that such Assignor  reasonably  believes that, with respect to such infringement or violation,  if determined  adversely to such Assignor,  could reasonably be expected to have a Material  Adverse Effect.  Each Assignor further agrees,  consistent with good business  practice,  to diligently  prosecute any Person infringing any Significant  Intellectual
Property or any Person  misappropriating  any of such  Assignor's  Trade Secrets to the extent that such Assignor  reasonably  believes that such infringement or misappropriation is material to its business.

1.147    Preservation of Significant  Intellectual  Property.  Each Assignor shall have the duty to: (a) prosecute diligently any Mark,
         ---------------------------------------------------
Patent or Copyright  application  pending as of the date hereof or hereafter  which would be or is Significant  Intellectual  Property;
(b) make  application  for  Marks,  Patents  and  Copyrights  which  are or would be  Significant  Intellectual  Property;  and (c) use commercially  reasonable efforts to maintain in full force and effect all Significant  Intellectual  Property. At its own expense, each
Assignor  shall make timely payment of all  post-issuance  fees required  pursuant to 35 U.S.C.ss. 41 to maintain in force rights under each Significant Patent.

1.148    Future Intellectual  Property.  Each Assignor shall,  simultaneously  with the delivery of the quarterly financial  statements
         -----------------------------
under the Credit  Agreement,  deliver to Collateral  Agent if applicable (a) a copy of each  Significant  Intellectual  Property issued after the date hereof to such Assignor,  and (b) a grant of security in such  Significant  Intellectual  Property to Collateral  Agent,
confirming the grant thereof hereunder, the form of such grant to be substantially the same as the form hereof.

1.149    Remedies.  If an Event of Default  shall occur and be  continuing,  Collateral  Agent may, by written  notice to the  relevant
         --------
Assignor,  take any or all of the following  actions,  in each case, to the extent  permitted by applicable  law and to the extent such actions do not affect the validity of the Copyrights,  Marks and Patents in question:  (i) declare the entire right, title and interest of such Assignor in and to each of its Copyrights,  Marks and Patents together with the goodwill of the business associated  therewith, vested in Collateral Agent for the benefit of the Secured  Parties,  in which event such rights,  title and interest shall  immediately vest, in Collateral  Agent for the benefit of the Secured  Parties,  in which case  Collateral  Agent shall be entitled to exercise the power of attorney  referred to in Section 4.1 to execute,  cause to be acknowledged  and notarized and record said absolute  assignment
                                  -----------
with the applicable agency;  (ii) take,  practice and use or sell the Copyrights,  Marks and Patents together with the goodwill of such
Assignor's business  symbolized by the Copyrights,  Marks and Patents and the right to carry on the business and use the assets of such
Assignor in connection  with which the  Copyrights,  Marks and Patents have been used; and  (iii) direct  such Assignor to refrain,  in which event such  Assignor  shall  refrain,  from using or  practicing  the  Copyrights,  Marks and  Patents in any manner  whatsoever, directly or indirectly,  and execute such other and further  documents that Collateral Agent may request to further confirm this and to transfer ownership of the Copyrights,  Marks and Patents and registrations and any pending  applications in the United States Copyright
Office or the United States Patent and Trademark Office or any equivalent  government  agency or office in any foreign  jurisdiction to
Collateral Agent.
19.
         PROVISIONS CONCERNING PLEDGED SECURITIES
         AND OTHER " CONTROL" COLLATERAL

         From the date hereof and  continuing  thereafter  until this Agreement is terminated  pursuant to Section 10.2,  each Assignor
                                                                                                           ------------
covenants and agrees with Collateral Agent and the Secured Parties as follows:

1.150    Pledge of Notes.  If any  Assignor  shall  acquire  in any manner any  additional  Intercompany  Notes,  such  Assignor  shall
         ---------------
forthwith  (and without the necessity for any request or demand by Collateral  Agent or any Secured  Party)  deliver such  Intercompany
Notes to or for the benefit of  Collateral  Agent in the same manner as  described in Section  2.3(b),  together  with a supplement  to
                                                                                      ---------------
Schedule A reflecting the addition of such  additional  Intercompany  Notes,  whereupon  such  additional  Intercompany  Notes shall be
----------
deemed to be Pledged Intercompany Notes for all purposes hereunder.

1.151    Pledged Stock.
         -------------

(a)      Pledge of Additional  Stock.  To the extent  required by Section 7.11 of the Credit  Agreement,  if any Assignor  shall at any
         ---------------------------
time acquire any additional  shares of the capital stock of any class of Pledged Stock,  whether such acquisition shall be by purchase, exchange,  reclassification,  dividend,  or  otherwise,  or acquire  any new shares of capital  stock of any newly  formed or  acquired
Subsidiary  (as defined under and to the extent  permitted by the Credit  Agreement),  such Assignor  shall  forthwith (and without the necessity  for any request or demand by  Collateral  Agent or any Secured  Party) (a) unless  such  shares are  uncertificated  shares, deliver such shares (or, with respect to any Foreign  Subsidiary,  such  percentage of the shares as may be required by Section 7.11 of the Credit  Agreement)  to or for the benefit of  Collateral  Agent in the same manner as described in Section  2.3(c),  or (b) if such
                                                                                                       ---------------
shares are  uncertificated  shares of capital stock,  take all actions  necessary under applicable law to grant to Collateral  Agent, a perfected  security  interest in such shares  (including the execution,  delivery,  recording and  registering of a pledge or charge on shares with any and all  appropriate  company or  governmental  offices),  together  with,  in either case a  supplement  to Schedule B
                                                                                                                             ----------
reflecting the addition of such additional  shares of stock,  whereupon such  additional  shares of stock shall be deemed to be Pledged
Stock for all purposes hereunder.

(b)      Changes in Capital  Structure of Issuers.  Subject to mandatory  requirements  of applicable  law then in effect,  no Assignor
         ----------------------------------------
will (i) to the extent  such  Assignor  has control or veto rights  with  respect  thereto,  permit or suffer any issuer of its Pledged
Stock to  dissolve,  liquidate  or merge or  consolidate  with any other  entity,  except as  permitted  by  Section  8.3 of the Credit
                                                                                                             ------------
Agreement, or (ii) vote any of the Pledged Stock in favor of any of the foregoing.

(c)      Issuance of Additional Stock.  Except as permitted by Section 8.6 of the Credit  Agreement,  no Assignor will cause or, to the
         ----------------------------                          -----------
extent  controlled by it, permit the issuer of any of its Pledged Stock to issue any stock,  any right to receive stock or any right to receive earnings, except to an Assignor or in a manner that does not dilute Assignor's ownership interest or rights in such issuer.

(d)      Instructions  to Issuers.  Each Assignor  hereby  authorizes  and instructs  each issuer of any  Investment  Property  pledged
         ------------------------
hereunder  to comply  with any  written  instruction  from  Collateral  Agent  stating  that an Event of Default  has  occurred  and is continuing without further instructions from such Assignor.

1.152    Instruments;  Tangible  Chattel Paper.  If any Assignor owns or acquires any Instrument or Tangible  Chattel Paper with a face
         -------------------------------------
amount of $250,000 or more constituting  Collateral,  such Assignor will within ten (10) days notify Collateral Agent thereof, and upon request by Collateral Agent will promptly deliver such Instrument or Chattel Paper to the Collateral  Agent  appropriately  endorsed to the order of Collateral Agent.

1.153    Control Over Certain  Collateral.  Upon request of Collateral  Agent,  each Assignor will cooperate with  Collateral  Agent in
         --------------------------------
obtaining  control with respect to Collateral  consisting of: (i) Investment  Property (to the extent  "control"  within the meaning of
Sections  8-106 and 9-106 of the UCC can be obtained with respect to such  Investment  Property);  (ii)  Letter-of-Credit  Rights;  and
(iii)  Electronic  Chattel  Paper.  In the  event any  Assignor  is the  beneficiary  of any  individual  letter of credit in excess of
$100,000 (or letters of credit in excess of $250,000 in the  aggregate),  such  Assignor  shall obtain from the issuer or  confirmation bank for such letter of credit with respect to a written  consent to the  assignment of proceeds of such letter of credit to Collateral
Agent under Section 5-114(c) of the Uniform  Commercial Code or otherwise  applicable law or practice  pursuant to which such issuer or confirmation  bank agrees to direct all payments  thereunder to the  Collateral  Account.  Upon request of  Collateral  Agent after the occurrence and during the continuance of an Event of Default,  each Assignor will cooperate with Collateral Agent in obtaining  control with respect to all Deposit  Accounts of each Assignor and thereafter  shall not establish any new Deposit  Account  unless  Collateral
Agent has control of such Deposit Account.

1.154    Dividends;  Payments on  Investment  Property.  Unless and until an Event of Default  shall have  occurred and be  continuing,
         ---------------------------------------------
each  Assignor  shall be entitled to receive all cash  dividends or other  distributions  on all  Investment  Property and all Proceeds therefrom  except (i)  distributions  made in Capital  Stock on the Pledged Stock  resulting  from stock  dividends on or  subdivision, combination or  reclassification  of the  outstanding  Capital Stock of any  corporation  or as a result of any merger,  consolidation, acquisition or other  exchange of assets of any  corporation;  (ii) all sums paid on any Pledged Stock upon  liquidation or dissolution or  reduction  of  capital,  repurchase,  retirement  or  redemption  and (iii)  Proceeds  from the sale or other  disposition  of such
Investment  Property to the extent such sale or other  disposition of such  Investment  Property was not permitted by the terms of this
Agreement  or the Credit  Agreement.  All such sums,  dividends,  distributions,  proceeds or  property  described  in the  immediately preceding  clauses (i), (ii) and (iii) shall,  if received by any Person other than  Collateral  Agent,  be held for the benefit of the
Secured  Parties and shall  forthwith be delivered to Collateral  Agent for the benefit of the Secured  Parties  (accompanied by proper instruments of assignment  and/or stock powers  executed by each Assignor to the extent  applicable) to be held subject to the terms of this Agreement.

20.
         REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

1.155    Remedies;  Obtaining the Collateral  Upon Default.  Each Assignor agrees that, if any Event of Default shall have occurred and
         -------------------------------------------------
be continuing,  then and in every such case, subject to any mandatory requirements of applicable law then in effect,  Collateral Agent, shall have,  in addition to any rights now or hereafter  existing  under  applicable  law, all rights as a secured  creditor  under the
Uniform Commercial Code in all relevant jurisdictions and may:

(a)      personally,  or by agents or attorneys,  immediately take or retake,  as the case may be,  possession of the Collateral or any part thereof,  from such Assignor or any other person who then has  possession of any part thereof with or without notice or process of law,  and for that purpose may, to the extent  permitted  by  applicable  law,  enter upon such  Assignor's  premises  where any of the
Collateral  is located and remove the same and use in  connection  with such  removal any and all  services,  supplies,  aids and other facilities of such Assignor; and

(b)      instruct  the obligor or obligors on any  agreement,  instrument  or other  obligation  (including,  without  limitation,  the
Accounts and the Contracts)  constituting  the Collateral to make any payment  required by the terms of such  agreement,  instrument or other  obligation  directly to Collateral  Agent and may exercise any and all remedies of such Assignor in respect of such  Collateral;
and

(c)      withdraw all monies,  securities and instruments in any cash collateral account for application to the Secured  Obligations in accordance with Section 8.4 hereof; and
                -----------

(d)      sell,  assign or  otherwise  liquidate,  or direct such  Assignor to sell,  assign or otherwise  liquidate,  any or all of the
Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

(e)      take  possession of the Collateral or any part thereof,  by directing the relevant  Assignor in writing to deliver the same to
Collateral Agent at any place or places designated by Collateral Agent, in which event such Assignor shall at its own expense:

                  (i)      forthwith  cause the same to be moved to the place or places so  designated  by  Collateral  Agent and there delivered to Collateral Agent, and

                  (ii)     store and keep any  Collateral  so delivered to  Collateral  Agent at such place or places  pending  further action by Collateral Agent as provided in Section 8.2 hereof, and
                                                            -----------

                  (iii)    while the Collateral shall be so stored and kept, provide such guards and maintenance  services (in a manner consistent with the Assignor's  existing practices) in order to protect the same and to preserve and maintain them in the same or similar condition as when delivered; and

(f)      license or sublicense  (to the extent not in violation of the license),  whether on an exclusive or  nonexclusive  basis,  any
Marks (together with associated  goodwill),  Patents or Copyrights  included in the Collateral for such term and on such conditions and in such manner as Collateral Agent shall in its reasonable judgment determine; and

(g)      receive any and all dividends,  distributions and other payments or other Proceeds paid in respect of any Investment  Property and register any or all of the Pledged Stock in the name of  Collateral  Agent or its nominee and  Collateral  Agent or its nominee may thereafter,  upon notice to the  applicable  Assignor,  exercise (i) all voting and other rights  pertaining  to such Pledged Stock and
(ii) any and all rights of conversion,  exchange,  subscription  and other rights and privileges or options  pertaining to such Pledged
Stock and associated Stock Rights, all without liability except as provided in Section 8.1;
                                                                               ------------

it being  understood  that each  Assignor's  obligation  so to deliver the  Collateral  is of the essence of this  Agreement  and that, accordingly,  upon  application  to a court of equity having  jurisdiction,  Collateral  Agent shall be entitled to a decree  requiring specific performance by such Assignor of said obligation.

1.156    Remedies;  Disposition  of the  Collateral.  Any Collateral  repossessed by Collateral  Agent under or pursuant to Section 8.1
         ------------------------------------------                                                                         -----------
hereof and any other  Collateral  whether or not so  repossessed  by Collateral  Agent,  may,  without  demand or  performance or other demand,  presentment,  protest,  advertisement or notice of any kind (except as required by applicable law), be sold, assigned,  leased or  otherwise  disposed of under one or more  contracts or as an  entirety,  in a public or private  sale and without the  necessity of gathering at the place of sale the property to be sold, and in general in such manner,  at such time or times,  at such place or places and on such terms as  Collateral  Agent may,  in  compliance  with any  mandatory  requirements  of  applicable  law,  determine  to be commercially  reasonable.  Any of the  Collateral  may be sold,  leased or otherwise  disposed  of, in the  condition in which the same existed  when taken by  Collateral  Agent or after any repair at the expense of the  relevant  Assignor  which  Collateral  Agent shall determine to be  commercially  reasonable.  If any notice of a proposed sale or other  disposition  of Collateral  shall be required by law,  such  notice  shall be deemed  reasonable  and proper if given at least 10 days  before  such sale or other  disposition.  To the extent not  prohibited  by any  applicable  law,  Collateral  Agent or any Secured  Party may bid for and become the  purchaser  of the
Collateral  or any item  thereof,  offered  for sale in  accordance  with this  Section  8.2  without  accountability  to the  relevant
                                                                                ------------
Assignor.  Each Assignor  agrees to do or cause to be done all such other acts and things as may be  reasonably  necessary to make such sale or sales of all or any  portion  of the  Collateral  valid  and  binding  and in  compliance  with  any and all  applicable  laws, regulations,  orders,  writs,  injunctions,  decrees or awards of any and all courts,  arbitrators or  governmental  instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

1.157    Waiver of Claims.  Except as otherwise  provided in this Agreement,  EACH ASSIGNOR HEREBY WAIVES,  TO THE EXTENT  PERMITTED BY
         ----------------
APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH COLLATERAL AGENT'S TAKING POSSESSION OR COLLATERAL  AGENT'S  DISPOSITION
OF ANY OF THE COLLATERAL,  INCLUDING,  WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES,
and each Assignor hereby further waives, to the extent permitted by law:

(a)      all damages  occasioned  by such taking of  possession  except any damages  which are the result of  Collateral  Agent's gross negligence or willful misconduct;

(b)      all other  requirements  as to the time,  place and terms of sale or other  requirements  with respect to the  enforcement  of
Collateral Agent's rights hereunder; and

(c)      all rights of  redemption,  appraisement,  valuation,  stay,  extension  or  moratorium  now or  hereafter  in force under any applicable  law in order to prevent or delay the  enforcement  of this  Agreement or the absolute sale of the Collateral or any portion thereof,  and each  Assignor,  for itself and all who may claim under it, insofar as it or they now or hereafter  lawfully may,  hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase,  or any other  realization  upon, any  Collateral  shall operate to divest all right, title,  interest,  claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity  against such Assignor and against any and all Persons  claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

1.158    Application of Proceeds.
         -----------------------

(a)      All moneys  collected by Collateral  Agent (or, to the extent this  Agreement or any Mortgage to which any Assignor is a party requires  proceeds of Collateral  under such agreement to be applied in accordance with the provisions of this Agreement,  or Mortgagee under  such other  agreement)  upon any sale or other  disposition  of the  Collateral,  together  with all other  moneys  received  by
Collateral Agent hereunder, shall be applied as follows:

(i)      first, to the payment of all amounts owing to Collateral Agent or  Administrative  Agent of the type described in clauses (iv)
and (v) of the definition of "Secured Obligations" set forth in Annex A hereto;
                                                                -------

(ii)     second,  to the extent  proceeds  remain after the  application  pursuant to the preceding  clause (i), an amount equal to the outstanding  Primary  Obligations  shall be paid to the Secured  Parties as provided in Section 7.4(d) hereof,  with each Secured Party
                                                                                        --------------
receiving  an amount equal to such  outstanding  Primary  Obligations  or, if the  proceeds  are  insufficient  to pay in full all such
Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

(iii)    third, to the extent proceeds  remain after the  application  pursuant to the preceding  clauses (i) and (ii), an amount equal to the outstanding  Secondary  Obligations shall be paid to the Secured Parties as provided in Section 7.4(d),  with each Secured Party
                                                                                               ---------------
receiving an amount equal to its  outstanding  Secondary  Obligations  or, if the  proceeds  are  insufficient  to pay in full all such
Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(iv)     fourth, to the extent proceeds remain after the application  pursuant to the preceding  clauses (i) through (iii),  inclusive, and following  the  termination  of this  Agreement  pursuant to Section 10.2, to the relevant  Assignor or to whomever may be lawfully
                                                                 ------------
entitled to receive such surplus.

(b)      For  purposes  of this  Agreement  (i) "Pro Rata  Share"  shall  mean,  when  calculating  a Secured  Party's  portion  of any
                                                 ---------------
distribution or amount,  that amount  (expressed as a percentage)  equal to a fraction the numerator of which is the then unpaid amount of such Secured  Party's  Primary  Obligations or Secondary  Obligations,  as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary  Obligations,  as the case may be, (ii) "Primary Obligations" shall mean (A)
                                                                                                    -------------------
in the case of the Credit  Agreement  Obligations,  all principal of, and interest on, all Loans  (together  with all interest  accrued thereon)  under the Credit  Agreement,  and all fees,  (B) in the case of the Other  Obligations,  all  amounts  due under the  Hedging
Agreements (other than indemnities,  fees (including,  without  limitation,  attorneys' fees) and similar  obligations and liabilities)
and (iii) "Secondary Obligations" shall mean all Secured Obligations other than Primary Obligations.
           ---------------------

(c)      If any payment to any Secured  Party of any  distribution  would  result in  overpayment  to such Secured  Party,  such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary  Obligations,  as the case may be, of the other Secured Parties,  with each Secured Party whose Primary Obligations or Secondary  Obligations,  as the case may be, have not been paid in full to receive an amount equal to such excess amount  multiplied  by a fraction the  numerator of which is the unpaid  Primary
Obligations  or Secondary  Obligations,  as the case may be, of such Secured Party and the  denominator  of which is the unpaid Primary
Obligations or Secondary Obligations, as the case may be, of all Secured Parties entitled to such distribution.
(d)      All  payments  required  to be made  hereunder  shall  be made  (i) if to the  Lenders  or the  Administrative  Agent,  to the
Administrative  Agent under the Credit  Agreement for the account of the Lenders or the  Administrative  Agent, as the case may be, and
(ii) if to any other Secured Party, to such applicable Secured Party.

(e)      For purposes of applying  payments  received in accordance with this Section 7.4,  Collateral  Agent shall be entitled to rely
                                                                              -----------
upon (i) the  Administrative  Agent under the Credit  Agreement,  and (ii) the other  applicable  Secured  Parties for a  determination
(which the  Administrative  Agent, and the other Secured Parties agree (or shall agree) to provide upon request of Collateral Agent) of the outstanding  Primary  Obligations and Secondary  Obligations  owed to the  Administrative  Agent,  Lenders or the other  applicable
Secured  Parties,  as the case may be. Unless it has actual  knowledge  (including by way of written notice from a Secured Party to the contrary),  the  Administrative  Agent and each other  applicable  Secured Party, in furnishing  information  pursuant to the preceding sentence, and Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding.

(f)      It is understood and agreed that the Assignors  shall remain liable to the extent of any deficiency  between the amount of the proceeds of the  Collateral  hereunder and the aggregate  amount of the sums referred to in clauses (i) through  (iii),  inclusive,  of
Section 7.4(a).
--------------

1.159    Remedies  Cumulative.  Each and every  right,  power and remedy  hereby  specifically  given to  Collateral  Agent shall be in
         --------------------
addition to every other  right,  power and remedy  specifically  given under this  Agreement,  the Hedging  Agreements,  the other Loan
Documents,  or now or  hereafter  existing  at law or in  equity,  or by statute  and each and every  right,  power and remedy  whether specifically  herein given or otherwise  existing may be exercised from time to time or  simultaneously  and as often and in such order as may be deemed  expedient by Collateral  Agent.  All such rights,  powers and remedies  shall be  cumulative  and the exercise or the beginning  of the  exercise of one shall not be deemed a waiver of the right to exercise  any other or others.  No delay or omission of
Collateral Agent in the exercise of any such right,  power or remedy and no renewal or extension of any of the Secured  Obligations and no course of dealing between the relevant  Assignor and Collateral Agent or any holder of any of the Secured  Obligations  shall impair any such right,  power or remedy or shall be construed  to be a waiver of any Event of Default or an  acquiescence  therein.  No notice to or demand on any Assignor in any case shall  entitle it to any other or further  notice or demand in similar or other  circumstances or constitute a waiver of any of the rights of Collateral Agent to any other or further action in any  circumstances  without notice or demand.  In the event that  Collateral  Agent  shall  bring any suit to enforce  any of its rights  hereunder  and shall be entitled to judgment,  then in such suit Collateral  Agent may recover  expenses,  including  reasonable  attorneys'  fees, and the amounts thereof shall be included in such judgment.

1.160    Discontinuance  of Proceedings.  In case Collateral Agent shall have instituted any proceeding to enforce any right,  power or
         ------------------------------
remedy under this Agreement by foreclosure,  sale, entry or otherwise,  and such proceeding  shall have been  discontinued or abandoned for any reason or shall have been  determined  adversely  to  Collateral  Agent,  then and in every  such case the  relevant  Assignor,
Collateral  Agent and each holder of any of the Secured  Obligations  shall be restored to their former  positions and rights hereunder with respect to the Collateral subject to the security interests created under this Agreement,  and all rights,  remedies and powers of
Collateral Agent shall continue as if no such proceeding had been instituted.

21.
         INDEMNITY AND EXPENSES

1.161    Indemnity.  (a) Each Assignor jointly and severally  agrees to indemnify,  reimburse and hold Collateral  Agent,  each Secured
         ---------
Party and each  Secured  Party's  respective  successors,  assigns,  employees,  agents and servants  (hereinafter  in this Section 9.1
                                                                                                                            -----------
referred to individually as  "Indemnitee,"  and  collectively as  "Indemnitees")  harmless from any and all  liabilities,  obligations,
                              ----------                           -----------
damages,  injuries,  penalties,  claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable  attorneys' fees and expenses) (for the purposes of this Section 9.1 the foregoing are  collectively  called  "expenses") of
                                                                    -----------                                           --------
whatsoever  kind and nature imposed on,  asserted  against or incurred by any of the  Indemnitees in any way relating to or arising out of this  Agreement,  any other Loan Document,  or any other document  executed in connection  herewith or therewith or in any other way connected with the  administration  of the  transactions  contemplated  hereby or thereby or the enforcement of any of the terms of, or the  preservation of any rights under any thereof,  or in any way relating to or arising out of the manufacture,  ownership,  ordering, purchase,  delivery, control, acceptance,  lease, financing,  possession,  operation,  condition, sale, return or other disposition, or use of the Collateral (including,  without limitation,  latent or other defects,  whether or not discoverable),  any contract claim or, to the maximum extent permitted under  applicable law, the violation of the laws of any country,  state or other  governmental  body or unit, or any tort  (including,  without  limitation,  claims  arising or imposed under the doctrine of strict  liability,  or for or on account of injury to or the death of any Person (including any Indemnitee),  or property damage);  provided that no Indemnitee shall be indemnified  pursuant to this Section  8.1(a) for expenses to the extent it arises or results from the bad faith,  gross  negligence or
                              ---------------
willful  misconduct  of such  Indemnitee as determined  by a court of competent  jurisdiction.  Each Assignor  agrees that upon written notice by any Indemnitee of the assertion of such a liability,  obligation,  damage,  injury,  penalty,  claim, demand, action, suit or judgment,  the relevant  Assignor shall assume full  responsibility  for the defense  thereof.  Each Indemnitee  agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b)      Without limiting the application of Section 8.1(a) hereof, each Assignor agrees,  jointly and severally,  to pay, or reimburse
                                             -------------
Collateral  Agent for any and all  reasonable  fees,  costs and expenses of whatever  kind or nature  incurred in  connection  with the creation,  preservation or protection of Collateral  Agent's Liens on, and security  interests in, the Collateral,  including,  without limitation,  all reasonable  fees and taxes in connection  with the recording or filing of instruments and documents in public offices, payment  or  discharge  of any taxes or Liens  upon or in  respect  of the  Collateral,  premiums  for  insurance  with  respect to the
Collateral and all other reasonable  fees,  costs and expenses in connection with protecting,  maintaining or preserving the Collateral and Collateral  Agent's  interests  therein,  whether  through  judicial  proceedings or otherwise,  or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c)      Without  limiting the  application  of Section 8.1(a) or (b) hereof,  each Assignor  agrees,  jointly and  severally,  to pay,
                                                --------------    ---
indemnify and hold each Indemnitee  harmless from and against any loss,  costs,  damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any  misrepresentation by any Assignor in this Agreement,  any other Loan Document, any Hedging  Agreement or in any writing  contemplated by or made or delivered  pursuant to or in connection  with this Agreement,  any other Loan Document, or any Hedging Agreement.

(d)      If and to the extent that the  obligations  of any Assignor  under this  Section 8.1 are  unenforceable  for any reason,  such
                                                                                  -----------
Assignor  hereby agrees to make the maximum  contribution  to the payment and  satisfaction  of such  obligations  which is permissible under applicable law.

1.162    Compensation and Expenses.
         -------------------------

(a)      The Assignors,  jointly and severally,  hereby agree to pay to Collateral  Agent,  upon acceptance by Collateral  Agent of the obligations  created by this Agreement and thereafter  until all Proceeds are distributed  and this Agreement is terminated,  from time to time, upon demand,  all of the reasonable costs and expenses of Collateral  Agent  (including the reasonable fees and  disbursements of its  counsel  and such  special  counsel as  Collateral  Agent  reasonably  elects to retain)  (i)  arising in  connection  with the preparation,  execution,  delivery,  modification,  restatement,  amendment or  termination of this  Agreement,  each Mortgage and each
Security  Document  or the  enforcement  (whether  in the  context of a civil  action,  adversary  proceeding,  bankruptcy,  workout or otherwise)  of any of the  provisions  hereof  or  thereof  or (ii)  incurred  or  required  to be  advanced  in  connection  with  the preservation,  protection or defense of the  Collateral,  the Mortgaged  Property and all  collateral  under any and all other Security
Documents  (collectively,  the "Collateral Agent Costs").  Collateral Agent's  compensation shall not be limited by any law relating to
                                ----------------------
compensation of a collateral agent.

(b)      When Collateral  Agent incurs  expenses or renders  services after an order for relief with respect to any Assignor shall have been entered  under any  applicable  bankruptcy,  insolvency  or other  similar law, the expense and any  compensation  agreed upon for
Collateral Agent's services are intended to constitute expenses of administration under any bankruptcy law.

1.163    Stamp and Other Taxes.  Each Assignor agrees to indemnify and hold harmless  Collateral  Agent and each Secured Party from and
         ---------------------
against any present or future  claim for  liability  for any stamp or other  similar tax and any  penalties  or interest  with  respect thereto which may be assessed,  levied or collected by any jurisdiction in connection with this Agreement,  the Mortgages and all other
Security  Documents,  or the  attachment or perfection of the security  interests  granted to Collateral  Agent by such Assignor in the
Collateral,  the Mortgaged  Property and all collateral  under any and all other Security  Documents.  The obligations of the Assignors under this Section 10.3 shall survive the termination of the other  provisions of this Agreement,  the Mortgages and the other Security
           ------------
Documents.

1.164    Filing Fees,  Excise Taxes,  Etc. Each Assignor agrees to pay or to reimburse  Collateral Agent and each Secured Party for any
         ---------------------------------
and all amounts in respect of all search,  filing,  recording and registration  fees, taxes (other than Excluded Taxes),  excise taxes, sales  taxes and other  similar  imposts  which may be  payable or  reasonably  determined  to be payable in respect of the  execution, delivery,  performance and enforcement of this Agreement,  each Mortgage and the other Security Documents and agrees to save Collateral
Agent and each Secured Person harmless from and against any and all  liabilities  with respect to or resulting from any delay in paying or omission to pay such taxes and fees.  The  obligations  of the Assignors  under this Section 10.4 shall survive the  termination  of
                                                                                        ------------
the other provisions of this Agreement, the Mortgages and the other Security Documents.

1.165    Indemnity and Expense  Obligations Secured by Collateral;  Survival.  The indemnity and expense  reimbursement  obligations of
         -------------------------------------------------------------------
each Assignor contained in this Article VIII shall continue in full force and effect  notwithstanding  the full payment of all the Term
                                ------------
Notes issued under the Credit  Agreement,  the termination of all Hedging  Agreements and the payment of all other Secured  Obligations and notwithstanding the discharge thereof or any other termination of this Agreement, including pursuant to Section 12.2.
                                                                                                            ------------

22.
         COLLATERAL AGENT

1.166    Exculpatory Provisions.
         ----------------------

(a)      Collateral  Agent  shall not be  responsible  in any  manner  whatsoever  for the  correctness  of any  recitals,  statements, representations  or  warranties  contained  herein,  in the  Mortgages or in any other  Security  Document.  Collateral  Agent makes no representations  as to the value or condition of the  Collateral or any part thereof,  or as to the title of the  respective  Assignors thereto  or as to the  security  afforded  by the  Mortgages  or this  Agreement,  or as to the  validity,  execution  (except  its own execution),  enforceability,  legality or sufficiency of this  Agreement,  any Mortgage or of the Secured  Obligations,  and Collateral
Agent shall incur no  liability  or  responsibility  in respect of any such  matters.  Collateral  Agent shall not be  responsible  for insuring  the  Collateral  or for the payment of taxes,  charges,  assessments  or liens upon the  Collateral  or  otherwise  as to the maintenance  of the  Collateral,  except  that  (i) in the  event  Collateral  Agent  enters  into  possession  of a part or all of the
Collateral,  Collateral  Agent shall  preserve the part in its  possession  and (ii)  Collateral  Agent will  promptly,  and at its own expense,  take such action as may be  necessary  to duly remove and  discharge  (by bonding or  otherwise)  any lien on any part of the
Collateral  resulting from claims against it (whether  individually or as Collateral  Agent) not related to the  administration  of the
Collateral or (if so related)  resulting from  negligence or willful  misconduct on its part.  Collateral  Agent shall not be obligated to  preserve  or protect  any rights with  respect to the  Pledged  Intercompany  Notes or the Pledged  Stock or to receive or give any notice with respect thereto whether or not Collateral Agent is deemed to have knowledge of such matters.

(b)      Collateral  Agent shall not be required to ascertain or inquire as to the  performance by any Assignor of any of the covenants or agreements  contained  herein,  in any Mortgage or in any Loan Document.  Whenever it is necessary,  or in the opinion of Collateral
Agent  advisable,  for  Collateral  Agent to  ascertain  the  amount of, or whether  the term  "Fully  Paid"  applies  to, any  Secured
Obligations,  Collateral  Agent may rely on a certificate  of the  respective  Secured Party with respect  thereto.  Each Secured Party agrees to promptly  provide any such  certificate so requested by Collateral  Agent, to the extent such information is contained on the books and records of the party requested to deliver such  certificate,  and to notify  Collateral Agent when those Secured  Obligations owed to it are Fully Paid.

(c)      Beyond its duties set forth in this  Agreement  and as may be  required  by law as to the  custody of the  Collateral  and the accounting to each Assignor and the Secured  Parties for moneys received by it hereunder,  Collateral  Agent shall not have any duty to any Assignor or to the Secured  Parties as to any of the  Collateral in its  possession  or control or in the  possession or control of any agent or  nominee of it or any income  thereof  or as to the  preservation  of rights  against  prior  parties or any other  rights pertaining  thereto,  except as required by Requirements of Law. To the extent,  however,  that Collateral Agent or an agent or nominee of Collateral Agent maintains  possession or control of any of the Collateral at any office of any Assignor,  Collateral Agent shall or shall  instruct such agent or nominee to, grant such Assignor  access to (but not  possession  of) such  Collateral  that such Assignor requires  for the normal  conduct of its  business,  which right of access may be revoked by  Collateral  Agent at any time an Event of
Default has occurred and is continuing.

1.167    Delegation of Duties.  Collateral  Agent may execute any of the powers hereof and perform any duty hereunder  either  directly
         --------------------
or by or through  agents,  nominees or  attorneys-in-fact.  Collateral  Agent shall be  entitled  to advice of counsel  concerning  all matters  pertaining  to such powers and duties.  Collateral  Agent shall not be  responsible  for the  negligence  or misconduct of any agents, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

1.168    Reliance by Collateral Agent.
         ----------------------------

(a)      Whenever in the  administration  of this  Agreement  Collateral  Agent shall deem it necessary  or desirable  that a matter be proved or  established  with respect to any Assignor in connection  with the taking,  suffering or omitting of any action  hereunder by
Collateral  Agent,  such matter  (unless  other  evidence in respect  thereof be herein  specifically  prescribed)  may be deemed to be conclusively provided or established by a certificate of a Responsible Officer of such Assignor.

(b)      Collateral Agent may rely, and shall be fully protected in acting, upon any resolution,  statement,  certificate,  instrument, opinion,  report, notice,  request,  consent,  order, bond or other paper or document which it believes in good faith to be genuine and to have been signed or presented by the proper  party or parties or, in the case of  telecopies,  to have been sent by the proper party or parties.  In the absence of its gross negligence or willful  misconduct,  Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed  therein,  upon any certificates or opinions furnished to Collateral Agent and conforming to the  requirements of this Agreement,  any Mortgage or any other Security  Document,  or as set forth on such Person's books and records.

(c)      If Collateral  Agent has been  requested to take any action  pursuant to this  Agreement,  any Mortgage or any other  Security
Document,  Collateral  Agent shall not be under any  obligation to exercise any of the rights or powers  vested in Collateral  Agent by this Agreement or any Mortgage unless  Collateral Agent shall have been provided,  by the party making such request,  adequate security against the costs,  expenses and liabilities  which may be incurred by it in compliance with such request or direction,  including such reasonable advances as may be requested by Collateral Agent.

1.169    Limitations on Duties of Collateral Agent.
         -----------------------------------------

(a)      Collateral  Agent  shall be  obliged  to  perform  such  duties  and only such  duties as are  specifically  set forth in this
Agreement, in any Mortgage or any other Security Document.

(b)      Collateral  Agent shall furnish to the Secured Parties  promptly upon receipt  thereof a copy of each material  certificate or other paper furnished to Collateral  Agent by any Assignor  under, in respect of or pursuant to this Agreement,  any Mortgage or any of the  Collateral,  unless by the terms  hereof or of any  Mortgage  or other  Security  Document,  a copy of the same is  required to be furnished by some other Person  directly to the Secured  Parties or Collateral  Agent shall have  determined  that the same has already been so furnished.

1.170    Collateral to Be Held for Benefit of Secured  Parties.  All Collateral  received by Collateral  Agent under or pursuant to any
         -----------------------------------------------------
provision of this Agreement or any Mortgage  shall be held for the benefit of the Secured  Parties for the purposes for which they were paid or are held, but Collateral,  including  Proceeds,  need not be segregated from other property held by Collateral  Agent except to the extent  required by law or as  necessary  to preserve  the Liens with  respect to the  Collateral.  Collateral  Agent shall have no liability for interest on any money received by Collateral  Agent hereunder  except to the extent actually  received by it from time to time from investments made in accordance with the provisions hereof, the Mortgages or any other Security Document.

1.171    Resignation and Removal of Collateral Agent.
         -------------------------------------------

(a)      Collateral Agent may at any time, by giving thirty (30) days' prior written notice to the Lenders,  the  Administrative  Agent and the Assignors,  resign and be discharged of the  responsibilities  hereby created,  such  resignation to become  effective upon the appointment of a successor agent or agents and the acceptance of such  appointment by such successor  agent or agents.  The appointment of a successor  agent or agents shall be within the discretion of  Administrative  Agent.  Collateral  Agent may be removed at any time and a successor agent appointed by Administrative  Agent;  provided that Collateral Agent shall be entitled to its fees and expenses to
                                                           --------
the date of removal.  If no agent or agents shall be  appointed  and  approved  within  thirty (30) days from the date of the giving of the aforesaid notice of resignation or within (30) days from the date of such removal,  Collateral  Agent shall, or the  Administrative
Agent may,  apply to any court of competent  jurisdiction  to appoint a successor  agent or agents to act until such time, if any, as a successor  agent or agents  shall have been  appointed  as above  provided.  Any  successor  agent or agents so appointed by such court shall  immediately  and without  further act be superseded by any successor agent or agents  appointed by the  Administrative  Agent as above provided.

(b)      If at any time  Collateral  Agent shall become  incapable of acting,  or if at any time a vacancy shall occur in the office of
Collateral  Agent for any other  cause,  a successor  agent or agents may be  appointed by the  Administrative  Agent,  and the powers, duties,  authority and title of the  predecessor  agent or agents  terminated and canceled  without  procuring the  resignation of such predecessor  agent or agents,  and without any formality  (except as may be required by applicable  law) other than the appointment and designation of a successor agent or agents in writing,  duly acknowledged,  delivered to the predecessor agent or agents, and filed for record in each public  office,  if any, in which this  Agreement is required to be filed.  If no agent or agents shall be appointed and approved within thirty (30) days from the date Collateral  Agent becomes  incapable of acting or a vacancy shall occur in the office of
Collateral  Agent,  any Assignor or any Secured Party may apply to any court of competent  jurisdiction to appoint a successor agent or agents to act until such time,  if any, as a successor  agent or agents shall have been  appointed  as above  provided.  Any  successor agent or agents so appointed by such court shall  immediately  and without  further act be superseded by any successor  agent or agents approved by the Administrative Agent as above provided.

(c)      The appointment and designation  referred to in Section 10.6(a) or 10.6(b) shall,  after any required filing, be full evidence
                                                         ---------------    -------
of the right and authority to make the same and of all the facts  therein  recited,  and this  Agreement  shall vest in such  successor agent or agents,  without any further act, deed or conveyance,  all of the estate and title of its  predecessor or their  predecessors, and upon such filing for record the  successor  agent or agents shall become  fully  vested with all the estates,  properties,  rights, powers,  trusts,  duties,  authority and title of its predecessor or their  predecessors;  but such predecessor or predecessors  shall, nevertheless,  on the written request of the  Administrative  Agent, or its or their successor agent or agents,  execute and deliver an instrument  transferring to such successor or successors all the estates,  properties,  rights, powers,  trusts, duties,  authority and title of such  predecessor or  predecessors  hereunder and shall deliver all securities and moneys held by it or them to such successor agent or agents.  Should any deed,  conveyance  or other  instrument  in writing  from any  Assignor  or from the Secured  Parties,  as applicable,  be required by any successor  agent or agents for more fully and certainly  vesting in such successor  agent or agents the estates,  properties,  rights, powers, trusts, duties,  authority and title vested or intended to be vested in the predecessor agent or agents,  any and all such deeds,  conveyances and other  instruments in writing shall, on request of such successor agent or agents, be executed, acknowledged and delivered by such Assignor and the Secured Parties, as applicable.

(d)      Any required filing for record of the instrument  appointing a successor  agent or agents as hereinabove  provided shall be at the joint and several  expense of the Assignors.  The  resignation  of any agent or agents and the  instrument or instruments  removing any agent or agents,  together with all other instruments,  deeds and conveyances provided for in this Article IX shall, if required by
                                                                                                       ----------
law, be forthwith recorded,  registered and filed by and at the joint and several expense of the Assignors,  wherever this Agreement is recorded, registered and filed.

(e)      Collateral Agent's obligations hereunder are limited to the extent set forth in Section 12.16(c) of the Credit Agreement.
                                                                                                 --------

1.172    Merger of  Collateral  Agent.  Any  corporation  into  which  Collateral  Agent  shall be  merged,  or with  which it shall be
         ----------------------------
consolidated,  or any corporation  resulting from any merger or  consolidation  to which  Collateral  Agent shall be a party,  shall be
Collateral  Agent  under this  Agreement  without  the  execution  or filing of any paper or any further act on the part of the parties hereto.

1.173    Additional Co-Agents; Separate Agents.
         -------------------------------------

(a)      If at any time or times it shall be necessary in order to conform to any  applicable law of any  jurisdiction  in which any of the Collateral shall be located,  or Collateral  Agent shall be advised by counsel,  satisfactory to it, that it is so necessary in the interest of the Secured Parties,  or the Administrative  Agent shall in writing so request, or Collateral Agent shall deem it desirable for its own  protection in the  performance  of its duties  hereunder,  each Assignor  shall  execute and deliver all  instruments  and agreements  reasonably  necessary or proper to constitute another bank or trust company,  or one or more Persons approved by Collateral
Agent and the  Administrative  Agent either to act as co-agent or co-agents of all or any of the  Collateral,  jointly with  Collateral
Agent originally named herein or any successor or successors, or to act as separate agent or agents of any such property.

(b)      Every  separate  agent and every  co-agent,  other than any agent which may be appointed as  successor  to  Collateral  Agent, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

(i)      all rights,  powers, duties and obligations conferred upon Collateral Agent in respect of the custody,  control and management of moneys, papers or securities shall be exercised solely by Collateral Agent, or its successors as Collateral Agent hereunder;

(ii)     all rights,  powers,  duties and  obligations  conferred  or imposed upon  Collateral  Agent  hereunder  shall be conferred or imposed and exercised or performed by Collateral  Agent and such separate agent or separate agents or co-agent or co-agents,  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed  Collateral  Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and obligations shall be exercised and performed by such separate agent or separate agents or co-agent or co-agents;

(iii)    notwithstanding  anything  to the  contrary  contained  herein,  no power  given or  provided  hereby to any such  co-agent or co-agents or separate agents may be exercised by it or them, except jointly with, or with the consent in writing of, Collateral Agent;

(iv)     no agent hereunder shall be personally liable by reason of any act or omission of any other agent hereunder; and

(v)      Collateral  Agent, at any time by an instrument in writing,  executed by Collateral Agent, may accept for itself and on behalf of the Secured  Parties the  resignation  of or remove any such  separate  agent or co-agent,  and in that case,  by an  instrument  in writing executed by Collateral  Agent, may appoint a successor to such separate agent or co-agent,  as the case may be, anything herein contained to the contrary  notwithstanding.  The Secured Parties hereby irrevocably  appoint Collateral Agent, their agent and attorney to act for them in respect of such separate agent or co-agent or separate agents or co-agents as above provided.

23.
         TERMINATION; REINSTATEMENT;
         RELEASES OF COLLATERAL UPON SATISFACTION

1.174    Release of Certain Security.  Subject to the provisions of Section 12.16 of the Credit  Agreement,  upon receipt by Collateral
         ---------------------------                                -------------
Agent from time to time of a request  from an Assignor for the release of any specific  portion of the  Collateral  or the Liens in any
Collateral  granted by such Assignor pursuant to any of the documents included in or pertaining to the Collateral  (including,  without limitation,  Liens on Collateral being sold in accordance with Section 8.6 of the Credit  Agreement),  together with a certificate of a
                                                               -----------
Responsible Officer of such Assignor certifying,  with appropriate  calculations where necessary,  compliance with Section 12.16 of the
                                                                                                                   -------------
Credit  Agreement,  all right,  title and interest of  Collateral  Agent in, to and under such  Collateral  and the Liens of Collateral
Agent therein shall  automatically  terminate and shall revert to the  applicable  Assignor.  Following  such  termination  or release,
Collateral Agent shall,  upon the written request of such Assignor,  or upon the written request or instructions of the  Administrative
Agent,  promptly  execute such  instruments  and take such other  actions as are  necessary  or  desirable to terminate  such Liens and otherwise effectuate and evidence the release of the specified portions of the Collateral  (including,  without limitation,  delivering to the respective  Assignor all Collateral in the possession of Collateral  Agent).  Any such delivery shall be without warranty of, or recourse to,  Collateral  Agent,  other than a  representation  that there are no Liens on such  property  attributable  to  Collateral
Agent.  Such  termination and release shall be without  prejudice to the rights of Collateral Agent to charge and be reimbursed for any reasonable expenditure which it may incur in connection with the foregoing.

1.175    Termination  Upon  Satisfaction.  Upon receipt by Collateral  Agent of evidence  satisfactory to it that all Credit  Agreement
         -------------------------------
Obligations  are Fully Paid,  this Agreement shall (except with respect to any provisions  which  expressly  survive such  termination)
terminate  and all right,  title and interest of Collateral  Agent in, to and under the  Collateral  and the Liens of Collateral  Agent therein shall  automatically  be released and terminated and shall revert to the respective  Assignors and Collateral  Agent shall have no further  obligations  hereunder.  In such event,  Collateral  Agent,  at the request and  expense of the  Assignors,  will  promptly execute and deliver to the Assignors,  a proper  instrument or  instruments  acknowledging  the  satisfaction  and  termination of this
Agreement,  and will duly assign,  transfer and deliver to the  respective  Assignors all of the  Collateral  held by Collateral  Agent hereunder.  Such  termination and release shall be without  prejudice to the right of Collateral  Agent to charge and be reimbursed for any reasonable  expenditure  which it might incur in connection  therewith.  As used in this  Agreement,  the term  "Termination  Date"
                                                                                                                     -----------------
shall mean the date upon which this Agreement shall have terminated in accordance with the first sentence of this Section 10.2.
                                                                                                                  ------------

24.
         MISCELLANEOUS

1.176    Notices,  Etc. All notices,  requests,  demands or other communications  pursuant hereto shall be deemed to have been given or
         -------------
made when delivered to the Person to which such notice,  request,  demand or other  communication  is required or permitted to be given or made  under  this  Agreement,  addressed  to such  party at (i) in the case of the  Collateral  Agent,  as  provided  in the  Credit
Agreement,  (ii) in the case of any Assignor,  c/o United States Can Company as provided in the Credit  Agreement and (iii) in the case of any other  Secured  Party,  at such address as such Secured Party shall have  specified in writing to the  Assignors and  Collateral
Agent; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

1.177    Waiver; Amendment.
         -----------------

(a)      Subject to Section 11.2(c), none of the terms and conditions of this Agreement may be changed,  waived,  modified or varied in
                    ---------------
any manner  whatsoever  unless in writing duly signed by each Assignor directly affected thereby and Collateral Agent (with the written consent  of  the  Required  Lenders,  or to  the  extent  required  by  Section  12.1  of  the  Credit  Agreement,  all  the  Lenders).
                                                                        -------------
Notwithstanding the foregoing,  any change, waiver,  modification or variance materially adversely affecting the rights and benefits of a class of Secured Party (and not all classes of Secured  Parties in a like or similar  manner)  shall  require the written  consent of all holders of obligations in such class of Secured Party.

(b)      The Assignors and Collateral  Agent,  at any time and from time to time, may enter into additional  security  documents or one or more  agreements  supplemental  hereto or to any Mortgage for the purpose of  subjecting  additional  property to a lien in favor of
Collateral Agent for the benefit of any or all of the Secured Parties.

(c)      Notwithstanding  the provisions of Section 11.2(a)  hereof,  and without the consent of any Person,  Collateral  Agent and the
                                            ---------------
Assignors  may,  from time to time,  enter into  written  agreements  supplemental  hereto or to the  Mortgages  for the purpose of (w)
supplementing  the  information  set forth in any Schedule  hereto,  (x) making any  ministerial  or  clarifying  modification  to this
Agreement or any Mortgage,  including,  but not limited to, clarifying or correcting clerical or typographical errors in this Agreement or any Mortgage;  (y) permitting the release of Collateral  Agent's Liens in or on any Asset  ("Release  (Correction)")  that was never
                                                                                                ---------------------
owned by the applicable  Assignor or that was never  intended by the parties hereto to have been pledged or given as security  pursuant hereto or the Mortgages or (z) releasing  Collateral  from the security  interests of this Agreement  pursuant to the terms hereof.  At least ten (10) Business Days (or such shorter  period as may be  acceptable  to Collateral  Agent) prior to executing any  supplemental agreement  pursuant  to the terms of this  Section  11.2(c),  the  effect  of which  agreement  is to  permit a  Release  (Correction),
                                           ----------------
Collateral  Agent and the Secured  Parties shall be entitled to receive a certificate  (upon which  Collateral  Agent may  conclusively rely) from a  Responsible  Officer of the  respective  Assignor  certifying  (i) that such property was never owned by such Assignor or
(ii) that such  property  was never  intended to have been  pledged or given as security  pursuant  hereto or the  Mortgages.  Any such supplemental agreement shall be binding upon each Assignor,  the Secured Parties,  Collateral Agent and their respective successors and assigns.

(d)      Notwithstanding  the foregoing,  any Person who hereafter  becomes a Domestic  Subsidiary of the Company shall,  in accordance with Section 7.11 of the Credit  Agreement  become a party to this Agreement by execution of a supplement to this Agreement in the form
     ------------
of Annex D (with only such changes  thereto as are agreed to by Collateral  Agent),  whereupon  such Person shall be deemed an Assignor
   -------
for all purposes hereunder.

(e)      Assignors  may amend and  supplement  the  Schedules  hereto to reflect  changes  resulting  from  transactions  to the extent permitted by the Credit  Agreement  (and the other Loan  Documents)  and as provided in Section 3.2 provided  that notice and copies of
                                                                                        -----------
any such amendments and supplements are provided to Collateral Agent and the Administrative Agent.

1.178    Obligations  Absolute.  To the extent  permitted by applicable  laws, the obligations of each Assignor  hereunder shall remain
         ---------------------
in full  force  and  effect  without  regard  to,  and  shall not be  impaired  by,  (a) any  bankruptcy,  insolvency,  reorganization, arrangement,  readjustment,  composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right,  remedy,  power or privilege under or in respect of this Agreement,  any other Loan Document or any Hedging Agreement except as  specifically  set forth in a waiver granted  pursuant to Section 14.2  hereof;  or (c) any amendment to or modification of any Loan
                                                             ------------
Document or any Hedging  Agreement or any security for any of the Secured  Obligations,  whether or not any Assignor  shall have notice or knowledge of any of the foregoing.

1.179    Successors and Assigns.  This Agreement shall be binding upon the parties hereto and their  respective  successors and assigns
         ----------------------
and shall inure to the benefit of Collateral Agent,  each Secured Party and each Assignor and their respective  successors and assigns, provided that no Assignor may transfer or assign any or all of its rights or obligations  hereunder  without the written consent of the
Required  Lenders.  All agreements,  statements,  representations  and warranties made by each Assignor herein or in any certificate or other  instrument  delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the
Secured  Parties and shall survive the execution and delivery of this  Agreement,  the other Loan Documents and the Hedging  Agreements regardless of any investigation made by the Secured Parties or on their behalf.

1.180    Headings  Descriptive.  The headings of the several  sections of this  Agreement are inserted for  convenience  only and shall
         ---------------------
not in any way affect the meaning or construction of any provision of this Agreement.

1.181    Severability.  Any provision of this Agreement  which is prohibited or  unenforceable  in any  jurisdiction  shall, as to such
         ------------
jurisdiction,  be ineffective to the extent of such  prohibition or  unenforceability  without  invalidating  the remaining  provisions hereof, and any such prohibition or  unenforceability  in any jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.

1.182    GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE DEEMED TO BE A CONTRACT  MADE UNDER THE LAWS OF THE STATE OF NEW YORK,  AND FOR ALL
         --------------
PURPOSES  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE  INTERNAL  LAWS AND  DECISIONS OF SAID STATE,  WITHOUT  REGARD TO  PRINCIPLES  OF
CONFLICTS OF LAW (EXCEPT SECTION 5-1401 OF THE GENERAL SECURED OBLIGATIONS LAW).

1.183    Assignor's  Duties.  It is expressly  agreed,  anything herein contained to the contrary  notwithstanding,  that each Assignor
         ------------------
shall remain liable to perform all of the  obligations,  if any,  assumed by it with respect to the  Collateral  and  Collateral  Agent shall not have any obligations or liabilities  with respect to any Collateral by reason of or arising out of this Agreement,  nor shall
Collateral  Agent be required or obligated  in any manner to perform or fulfill any of the  obligations  of any Assignor  under or with respect to any Collateral in each case except to the extent expressly provided in this Agreement.

1.184    No Action by Secured  Parties.  The Secured  Parties agree not to take any action  whatsoever to enforce any term or provision
         -----------------------------
hereof,  of any  Mortgage  or of any other  Security  Document or to enforce any rights in respect of the  Collateral,  except  through
Collateral Agent and in accordance with this Agreement.
1.185    Counterparts.  This Agreement may be executed in any number of  counterparts  and by the different  parties hereto on separate
         ------------
counterparts,  each of which when so executed and delivered  shall be an original,  but all of which shall together  constitute one and the same instrument.

1.186    Definitions; Interpretation.
         ---------------------------

(a)      Unless otherwise defined herein,  capitalized terms used herein shall have the respective  meanings ascribed thereto in Annex
                                                                                                                                 ------
A or, if not defined herein or in Annex A, as defined in the Credit Agreement.
                                  -------

(b)      The  definitions  set forth in Annex A shall be  equally  applicable  to both the  singular  and plural  forms of the  defined
                                        -------
terms.  The words "herein",  "hereof",  "hereto" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular  provision in this  Agreement.  References to "Articles",  "Sections",  "Subsections",  "paragraphs",
"Exhibits",  "Schedules"  and  "Annexes"  in this  Agreement  shall refer to Articles,  Sections,  Subsections,  paragraphs,  Exhibits,
Schedules and Annexes of this Agreement unless otherwise expressly provided;  references to Persons include their respective  permitted successors and assigns or, in the case of governmental  Persons,  Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

                                                       [signature page follows]

                                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                                     U.S. CAN CORPORATION,
                                                     as an Assignor

                                                     By:
                                                        --------------------------------------------------
                                                     Name:
                                                          ------------------------------------------------
                                                     Title:
                                                           -----------------------------------------------

                                                     UNITED STATES CAN COMPANY,
                                                     as an Assignor

                                                     By:
                                                        --------------------------------------------------
                                                     Name:
                                                          ------------------------------------------------
                                                     Title:
                                                           -----------------------------------------------

                                                     USC MAY VERPACKUNGEN HOLDING INC.,
                                                     as an Assignor

                                                     By:
                                                        --------------------------------------------------
                                                     Name:
                                                          ------------------------------------------------
                                                     Title:
                                                           -----------------------------------------------

                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

                                                     By:
                                                        --------------------------------------------------
                                                     Name:
                                                          ------------------------------------------------
                                                     Title:
                                                            ----------------------------------------------

                                                                                                                             Schedule A
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                      PLEDGED INTERCOMPANY NOTES
                                                      --------------------------

                                                                                                                             Schedule B
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                             PLEDGED STOCK
                                                             -------------

                                                                                                                           Schedule 2.4
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                        CHIEF EXECUTIVE OFFICES
                                                        -----------------------

                                                                                                                           Schedule 2.5
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                   INVENTORY AND EQUIPMENT LOCATIONS
                                                   ---------------------------------

                                                                                                                           Schedule 2.6
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                         SCHEDULE OF NAME, TRADE, FICTITIOUS AND OTHER NAMES;
                                         -----------------------------------------------------
                                                   CORPORATE IDENTIFICATION NUMBERS
                                                   --------------------------------

Exact Legal Name of Each Assignor            Jurisdiction of                 FEIN             Delaware Organization
---------------------------------            ----------------                ----             ---------------------
                                              Incorporation                                           Number
                                              -------------                                           ------

                                                                                                                           Schedule 2.7
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                         TRANSPORTATION ASSETS
                                                         ---------------------

                                                                                                                           Schedule 2.8
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                        COMMERCIAL TORT CLAIMS
                                                        ----------------------

                                                                                                                           Schedule 5.1
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                         SCHEDULE OF THIRD PARTY INTELLECTUAL PROPERTY CLAIMS

                                              I. SCHEDULE OF U.S. TRADEMARK REGISTRATIONS
                                                 ----------------------------------------

                      Registered Mark                             Registration No.                Filing Date
                      ---------------                             ----------------                -----------

                                        II. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK
                                            ---------------------------------------------------
                                              REGISTRATION ON THE BASIS OF INTENT TO USE THE
                                              ----------------------------------------------
                                                  MARK IN COMMERCE UNDER 17 USCss.1051(b)
                                                  ---------------------------------------

                  Mark                                   Serial                               Filing Date
                  ----                                   ------                               -----------

                                                                                                                           Schedule 5.1
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                               III. SCHEDULE OF PATENTS AND APPLICATIONS
                                                    ------------------------------------

                                                                                                                           Schedule 5.1
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                               IV. SCHEDULE OF UNITED STATES COPYRIGHTS
                                                   ------------------------------------

                                                                                                            Annex A
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                              DEFINITIONS
                                                              -----------

                  The following terms shall have the meanings herein  specified.  Such definitions  shall be equally  applicable to the singular and plural forms of the terms defined.

                  "Accounts"  shall mean any  "account"  as such term is defined in Article 9 of the Uniform  Commercial  Code,  now or
                   --------
hereafter  owned by any  Assignor  and, in any event,  shall  include,  but shall not be limited to, all of such  Assignor's  rights to payment of a monetary  obligation,  whether or not  earned by  performance,  including,  without  limitation,  rights  evidenced  by an account,  note,  contract,  security  agreement,  chattel paper, or other evidence of  indebtedness or security,  together with (i) all security pledged,  assigned,  hypothecated or granted to or held by such Assignor to secure the foregoing,  (ii) all of such Assignor's right,  title  and  interest  in and to any  goods,  the sale of which  gave  rise  thereto,  (iii) all  guarantees,  endorsements  and indemnifications  on, or of, any of the  foregoing,  (iv) all powers of attorney for the execution of any evidence of  indebtedness  or security or other writing in connection  therewith,  (v) all books,  records,  ledger cards, and invoices  relating  thereto,  (vi) all evidences  of the filing of  financing  statements  and other  statements  and the  registration  of other  instruments  in  connection therewith and amendments  thereto,  notices to other creditors or secured parties,  and certificates from filing or other  registration officers,  (vii) all credit  information,  reports and memoranda relating thereto,  and (viii) all other writings related in any way to the foregoing.

                  "Administrative Agent" shall have the meaning provided in the recitals to this Agreement.
                   --------------------

                  "Agreement"  shall mean this  Security  Agreement,  as the same may be  modified,  supplemented,  extended,  renewed,
                   ---------
replaced, restated or amended from time to time in accordance with its terms.

                  "Assignor" shall have the meaning provided in the first paragraph of this Agreement.
                   --------

                  "Bankruptcy  Code" means Title II of the United States Bankruptcy Code, 11 U.S.C.ss.et. seq., as amended from time to
                   ----------------                                                                   --------
time.

                  "Capital  Stock"  means,  any and all shares,  interests,  participations,  rights in or other  equivalents  (however
                   --------------
designated) of capital stock,  partnership  interests,  membership  interests or other equivalent  interests and any rights (other than debt securities  convertible  into or exchangeable  for capital stock),  warrants or options  exchangeable for or convertible into such capital stock or other equity interests.

                  "Chattel Paper" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   -------------

                  "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.
                   ----------                                     --------------

                  "Collateral  Agent"  means  Deutsche  Bank Trust  Company  Americas,  in its capacity as  collateral  agent under the
                   -----------------
Agreement for each of the Secured  Parties,  until one or more  successors  are  appointed  pursuant to Article XI of the Agreement and thereafter shall mean such successor or successors and all successors thereto.

                  "Collateral Agent Costs" shall have the meaning provided in Section 8.2 of this Agreement.
                   ----------------------                                     -----------

                  "Commercial  Tort Claim"  shall have the meaning  provided in Article 9 of the  Uniform  Commercial  Code,  and shall
                   ----------------------
include any such claim that is listed on Schedule 2.8 (as such  Schedule may be amended from time to time in  accordance  with Section
                                         ------------                                                                          --------
2.8 or otherwise).
---

                  "Company" shall have the meaning provided in the recitals to this Agreement.
                   -------

                  "Contract Rights" shall mean all rights of any Assignor (including,  without limitation, all rights to payment) under
                   ---------------
each Contract.

                  "Contracts"  shall mean all contracts  between any Assignor and one or more additional  parties  (including,  without
                   ---------
limitation, (i) each partnership agreement to which such Assignor is a party and (ii) any Hedging Agreements.

                  "Control" shall have the meaning provided in Articles 8 and 9 of the Uniform Commercial Code.
                   -------

                  "Copyrights"  shall mean any registrations of any Copyrights in the United States Copyright Office which any Assignor
                   ----------
now owns or hereafter  acquires,  as well as any application for a United States copyright  registration now or hereafter made with the
United States Copyright Office by any Assignor.

                  "Credit Agreement" shall have the meaning provided in the recitals to this Agreement.
                   ----------------

                  "Credit  Agreement  Obligations"  shall have the meaning provided in the definition of "Secured  Obligations" in this
                   ------------------------------
Annex A.
-------

                  "Deposit  Accounts"  shall have the meaning  provided in Article 9 of the Uniform  Commercial Code and, in any event,
                   -----------------
shall include any demand,  time, savings,  passbook or like account maintained with a bank, savings and loan association,  credit union or like organization.

                  "Documents" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   ---------

                  "Electronic Chattel Paper" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   ------------------------

                  "Equipment"  shall have the meaning  provided in Article 9 of the Uniform  Commercial  Code and, in any event,  shall
                   ---------
include,  but shall not be limited to, all machinery,  equipment,  furnishings  and fixtures,  including  movable trade fixtures now or hereafter owned by any Assignor and any and all additions,  substitutions  and replacements of any of the foregoing,  wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement.
                   ----------------

                  "Excluded  Transportation Assets" means, titled vehicles,  vessels and other assets and properties owned by Assignors
                   -------------------------------
in which a  security  interest  may not be  perfected  through  the  filing of  financing  statements  under the UCC and which  have an aggregate fair market value from time to time of less than $2,500,000 for all Assignors together.

                  "Farm Products" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   -------------

                  "Fixtures" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   --------

                  "Fully Paid" means with respect to any Secured  Obligations,  that the respective  obligee of such Obligation  (which
                   ----------
obligee shall be, in the case of the Credit  Agreement  Obligations,  the  Administrative  Agent),  shall have  certified to Collateral
Agent that such  Obligation  has  terminated,  that there remain no  obligations  of any kind  whatsoever  of any Assignor with respect thereto  (other than  contingent  indemnification  obligations  as to which no claims  shall have  accrued or be pending)  and that all obligations and commitments of all Secured Parties under the documents evidencing such Secured Obligations have been terminated.

                  "General  Intangibles"  shall have the meaning provided in Article 9 of the Uniform  Commercial Code and shall in any
                   --------------------
event  include all Payment  Intangibles  of any Assignor and all of any  Assignor's  claims,  rights,  powers,  privileges,  authority, options,  security interests,  liens and remedies under any partnership  agreement to which such Assignor is a party or with respect to any partnership of which such Assignor is a partner.

                  "Goods" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   -----

                  "Health Care Insurance Receivables" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   ---------------------------------

                  "Hedging Agreements" shall have the meaning provided in the first paragraph of this Agreement.
                   ------------------

                  "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.
                   ----------                                     -----------

                  "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   ----------

                  "Intercompany  Notes" means a promissory  note  evidencing  indebtedness of a Subsidiary to Holdings or Company or an
                   -------------------
unsecured  promissory  note of Company  evidencing  indebtedness  to Holdings or a  Subsidiary,  in any case,  in the form of Exhibit A
                                                                                                                              ---------
hereto (with only changes thereto as are reasonably agreed to by Collateral Agent).

                  "Inventory"  shall have the meaning  provided in Article 9 of the Uniform  Commercial  Code and, in any event,  shall
                   ---------
include,  but shall not be limited  to, all  merchandise,  inventory  and goods,  and all  additions,  substitutions  and  replacements thereof, wherever located, together with all goods, supplies,  incidentals,  packaging materials, labels, materials and any other items used or usable in  manufacturing,  processing,  packaging or shipping  same; in all stages of production -- from raw materials  through work-in-process  to finished  goods -- and all  products and proceeds of whatever  sort and  wherever  located and any portion  thereof which may be returned, rejected, reclaimed or repossessed by Collateral Agent from any Assignor's customers.

                  "Investment  Property" shall have the meaning provided in Article 9 of the Uniform Commercial Code and shall include,
                   --------------------                                     ---------
without  limitation  (i) all  Capital  Stock  and  other  securities,  whether  certificated  or  uncertificated;  (ii) all  securities entitlements of any Assignor,  including  without  limitation,  the rights of any Assignor to any securities  account and the financial assets  held by a  securities  intermediary  in such  securities  account  and any free  credit  balance  or other  money  owing by any securities  intermediary  with  respect to that  account;  (iii) all  securities  accounts  held by any  Assignor;  (iv) all  commodity contracts held by any Assignor; and (v) all commodity accounts held by any Assignor.'

                  "Leases" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   ------

                  "Lenders" shall have the meaning provided in the recitals to this Agreement.
                   -------

                  "Letter-of-Credit Rights" shall have the meaning as provided in Article 9 of the Uniform Commercial Code.
                   -----------------------

                  "Marks" shall mean all right,  title and interest in and to any trademarks and service marks and trade names now held
                   -----
or hereafter  acquired by any Assignor,  which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any political  subdivision  thereof and any  application for such trademarks and service marks, as well as any unregistered  marks used by any Assignor in the United States and trade dress including  logos,  designs, trade names,  company names,  business names,  fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States.

                  "Material Commercial Tort Claim" shall mean all claims for an amount in excess of $1,000,000.
                   ------------------------------

                  "Other Obligations" shall have the meaning provided in the definition of "Secured Obligations" in this Annex A.
                   -----------------                                                                                     -------

                  "Patents" shall mean any United States patent now or hereafter owned by any Assignor,  as well as any application for
                   -------
a United States patent now or hereafter owned by any Assignor.

                  "Payment Intangibles" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   -------------------

                  "Permitted Liens" shall have the meaning provided in the Credit Agreement.
                   ---------------

                  "Pledged  Intercompany  Notes" means the Intercompany  Notes described on Schedule B hereto,  as it may, from time to
                   ----------------------------                                             ----------
time, be supplemented in accordance with the terms of  this Agreement.

                  "Pledged  Securities"  means,  collectively,  the  Pledged  Stock,  any  pledged  promissory  notes  and the  Pledged
                   -------------------
Intercompany Notes, if any.

                  "Pledged Stock" means Capital Stock described in Schedule C hereto,  as it may, from time to time, be supplemented in
                   -------------                                   ----------
accordance  with the terms of the  Agreement,  and any other shares of capital  stock pledged to  Collateral  Agent  hereunder or which otherwise become a part of the Collateral.

                  "Post-Petition  Interest" shall mean interest  accruing in respect of Secured  Obligations  after the commencement of
                   -----------------------
any  bankruptcy,  insolvency,  receivership  or similar  proceedings by or against the Company,  at the rate applicable to such Secured
Obligations  pursuant to the applicable  Loan  Documents,  whether or not such interest is allowed as a claim  enforceable  against the
Company in a bankruptcy  case under the Bankruptcy  Code, and any other  interest that would have accrued but for the  commencement  of such proceedings.

                  "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.
                   -------------------                                     --------------

                  "Proceeds"  shall have the meaning  provided in Article 9 of the Uniform  Commercial Code or under other relevant law
                   --------
and, in any event, shall include,  but not be limited to, (i) any and all proceeds of any insurance,  indemnity,  warranty or guarantee payable to  Collateral  Agent or any Assignor  from time to time with respect to any of the  Collateral,  (ii) any and all payments (in any form  whatsoever)  made or due and payable to any Assignor  from time to time in  connection  with any  requisition,  confiscation, condemnation,  seizure or forfeiture of all or any part of the  Collateral  by any  governmental  authority (or any person acting under color of  governmental  authority)  and (iii) any and all other amounts from time to time paid or payable  under or in connection  with any of the Collateral.

                  "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.
                   --------------                                     --------------

                  "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.
                   ---------------------                                     --------------

                  "Secured  Obligations"  shall mean (i) the full and prompt  payment  when due  (whether  at the stated  maturity,  by
                   --------------------
acceleration or otherwise) of all obligations (including,  without limitation,  all "Obligations" as such term is defined in the Credit
Agreement and all  obligations  which,  but for the automatic stay under Section 362(a) of the Bankruptcy  Code,  would become due) and liabilities of each Assignor now existing or hereafter  incurred under,  arising out of or in connection  with the Credit  Agreement or any other Loan  Document to which such  Assignor is a party and the due  performance  and  compliance  by each Assignor with all of the terms,  conditions and agreements  contained in each such Loan Document (all such obligations and liabilities being herein collectively called  the  "Credit  Agreement  Obligations");  (ii) the  full and  prompt  payment  when due  (whether  at the  stated  maturity,  by
              ------------------------------
acceleration  or otherwise) of all obligations  (including  obligations  which,  but for the automatic stay under Section 362(a) of the
Bankruptcy  Code,  would become due) and liabilities of each Assignor now existing or hereafter  incurred  under,  arising out of or in connection with any Hedging  Agreement  (including,  in the case of Assignors other than the Company,  all obligations of such Assignor under its Guarantee in respect of Hedging  Agreements),  and the due performance and compliance by each Assignor with all of the terms, conditions  and  agreements  contained  therein  (all such  obligations  and  liabilities  described  in this clause (ii) being  herein collectively called the "Other  Obligations");  (iii) any and all sums advanced by Collateral Agent in order to preserve the Collateral
                         ------------------
or preserve its security  interests in the  Collateral;  (iv) in the event of any  proceeding  for the collection or enforcement of any indebtedness,  obligations,  or liabilities of any Assignor referred to in clauses (i), (ii) and (iii), after an Event of Default shall have  occurred and be  continuing,  the  reasonable  expenses of taking,  holding,  preparing  for sale or lease,  selling or otherwise disposing of or realizing on the Collateral,  or of any exercise by Collateral Agent of its rights hereunder,  together with reasonable attorneys'  fees  and  court  costs;  and (v) all  amounts  paid by any  Indemnitee  as to  which  such  Indemnitee  has the  right  to reimbursement  under  Section 8.1 of this  Agreement.  It is  acknowledged  and agreed that the  "Secured  Obligations"  shall  include
                      -----------
extensions of credit of the types  described  above,  whether  outstanding  on the date of this Agreement or extended from time to time after the date of this Agreement.

                  "Secured Party" shall have the meaning provided in the first paragraph of this Agreement.
                   -------------

                  "Significant  Copyrights"  shall mean, at any time,  those  Copyrights  which the relevant  Assignor  believes in its
                   -----------------------
reasonable judgment to be material to its business at such time.

                  "Significant Intellectual Property" shall mean the Significant Copyrights, Significant Marks and Significant Patents.
                   ---------------------------------

                  "Significant  Marks" shall mean,  at any time,  those Marks which the relevant  Assignor  believes in its  reasonable
                   ------------------
judgment to be material to its business at such time.

                  "Significant  Patents" shall mean, at any time, those Patents which the relevant Assignor believes in its judgment to
                   --------------------
be material to its business at such time.

                  "Software" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   --------

                  "Stock Rights" means any stock, any dividend or other  distribution and any other right or property which an Assignor
                   ------------
shall receive or shall become entitled to receive for any reason  whatsoever  with respect to, in  substitution  for or in exchange for any shares of Pledged Stock and any stock, any right to receive stock and any right to receive  earnings,  in which an Assignor now has or hereafter acquires any right, issued by an issuer of the Pledged Stock.

                  "Supporting Obligations" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   ----------------------

                  "Tangible Chattel Paper" shall have the meaning provided in Article 9 of the Uniform Commercial Code.
                   ----------------------

                  "Termination Date" shall have the meaning provided in Section 10.2 of this Agreement.
                   ----------------                                     ------------

                  "Trade Secrets" shall mean any know-how, technology,  product formulations,  procedures and product and manufacturing
                   -------------
specifications or standards now or hereafter utilized in the relevant Assignor's business.

                  "Transportation  Assets" shall mean any aircraft,  vehicles,  vessels,  barges,  railcars or rolling stock or similar
                   ----------------------
assets.

                  "Uniform  Commercial Code" or "UCC" shall mean the Uniform Commercial Code as now or hereafter in effect from time to
                   ------------------------      ---
time in the State of New York;  provided,  however,  that if by reason of mandatory  provisions  of law, any or all of the  attachment,
                                --------   -------
perfection or priority of, or remedies with respect to,  Collateral  Agent's  security  interests in any  Collateral is governed by the
Uniform  Commercial Code as enacted and in effect in any other  jurisdiction,  the term "Uniform  Commercial  Code" or "UCC" shall mean the  Uniform  Commercial  Code as enacted  and in effect in such other  jurisdiction  solely for  purposes  of the  provisions  thereof relating to such attachment, perfection, priority or remedies.

                  "Unmatured Event of Default" shall have the meaning set forth in the Credit Agreement.
                   --------------------------

                  The foregoing  definitions  shall be equally  applicable to both the singular and plural forms of the defined  terms.
In the  computation of periods of time from a specified date to a later  specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but  excluding."  The words  "herein,"  "hereof"  and words of similar  import as used in this
Agreement  shall refer to this Agreement as a whole and not to any particular  provision in this  Agreement.  References to "Articles",
"Sections",  "paragraphs",  "Exhibits" and "Schedules" in this Agreement shall refer to Articles,  Sections,  paragraphs,  Exhibits and
Schedules of this Agreement unless otherwise expressly provided;  references to Persons include their respective  permitted  successors and assigns or, in the case of governmental  Persons,  Persons succeeding to the relevant functions of such persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

                                                                                                                                Annex B
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                     GRANT OF SECURITY INTEREST IN
                                                 UNITED STATES TRADEMARKS AND PATENTS
                                                 ------------------------------------

         FOR GOOD AND  VALUABLE  CONSIDERATION,  receipt  and  sufficiency  of which are  hereby  acknowledged,  [NAME OF  GRANTOR],  a
__________  corporation (the "Grantor") with principal  offices at  ____________________________,  hereby grants to Deutsche Bank Trust
                              -------
Company  Americas,  as Collateral  Agent, with principal  offices at  [__________________________________________]  (the "Grantee"),  a
                                                                                                                          -------
security  interest  in (i)  all of the  Grantor's  right,  title  and  interest  in and  to the  United  States  trademarks,  trademark registrations  and trademark  applications  (the  "Marks") set forth on Schedule B attached  hereto,  (ii) all of the Grantor's  right,
                                                   -----                ----------
title and interest in and to the United States patents (the "Patents") set forth on Schedule C attached  hereto,  in each case together
                                                             -------                ----------
with (iii) all  Proceeds  (as such term is defined in the  Security  Agreement  referred to below) of the Marks and  Patents,  (iv) the goodwill  of the  businesses  symbolized  by the Marks  and (v) all  causes of action  arising  prior to or after the date  hereof  for infringement of any of the Marks and Patents or unfair competition regarding the same.

         THIS GRANT is made to secure the full and prompt  performance  and payment of all the Secured  Obligations of the Grantor,  as such term is defined in the Security  Agreement  between the Grantor,  the other assignors  party thereto and the Grantee,  dated as of
_______ __, 2003 (as amended,  restated,  supplemented  or otherwise  modified from time to time, the "Security  Agreement").  Upon the
                                                                                                       -------------------
occurrence  of the  Termination  Date (as defined in the Security  Agreement),  the Grantee  shall,  promptly  upon such  satisfaction, execute,  acknowledge,  and deliver to the Grantor an instrument in writing  releasing the security  interest in and  re-assigning  the
Marks and Patents acquired under this Grant to the Grantor.

         This Grant has been granted in conjunction  with the security  interest  granted to the Grantee under the Security  Agreement.
The rights and remedies of the Grantee with respect to the security  interest  granted  herein are more fully set forth in the Security
Agreement,  all terms and  provisions of which are  incorporated  herein by reference.  In the event that any  provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                       [signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest as of the __th day of ________________, 2004.

                                                     [NAME OF GRANTOR],
                                                     as Grantor

                                                     By:
                                                        ------------------------------------------------
                                                     Name:
                                                          ----------------------------------------------
                                                     Title:
                                                           ---------------------------------------------

                                                     DEUTSCHE BANK TRUST COMPANY
                                                     AMERICAS, as Grantee

                                                     By:
                                                        ------------------------------------------------
                                                     Name:
                                                          ----------------------------------------------
                                                     Title:
                                                            --------------------------------------------

STATE OF ____________               )
) ss.:
COUNTY OF ___________               )
On this __th day of  _____________,  2004 before me personally came  _______________,  who being duly sworn, did depose and say that he is  ___________________  of [Name of Grantor],  that he is authorized to execute the foregoing Grant of Security  Interest on behalf of said corporation and that he did so by authority of the Board of Directors of said Corporation.

Notary Public

STATE OF ___________       )
)  ss.:
COUNTY OF __________       )
On this )__ day of _____________,  2004 before me personally came  _________________ who, being by me duly sworn, did state as follows:
that s/he is  ________________  of Deutsche Bank Trust  Company  Americas,  that s/he is  authorized to execute the foregoing  Grant of
Security Interest on behalf of said corporation and that s/he did so by authority of the Board of Directors of said corporation.

Notary Public

CHI:1354223.12

                                                                                                                             Schedule B
                                                                                                                             ----------

                                                      U.S. Trademark Registration
                                                      ---------------------------

                 Registered Mark                          Registration No.                  Registration Date
                 ---------------                          ----------------                  -----------------

                                                                                                                             Schedule C
                                                                                                                             ----------

All patents are encumbered with security interests.

Patent Number                               Date Issued                               Title
-------------                               -----------                               -----

2

                                                                                                                                Annex C
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                      GRANT OF SECURITY INTEREST
                                                      IN UNITED STATES COPYRIGHTS
                                                      ---------------------------

                  WHEREAS,  [NAME OF  GRANTOR],  a  _________  corporation  (the  "Grantor"),  having  its  chief  executive  office at
                                                                                   -------
_________________________,  is the owner of all right,  title and interest in and to the United States copyrights and associated United
States copyright registrations and applications for registration set forth in Schedule B attached hereto;
                                                                              ----------
                  WHEREAS,   DEUTSCHE  BANK  TRUST  COMPANY   AMERICAS,   as  Collateral   Agent,   having  its  principal  offices  at
[____________________________________]  (the  "Grantee"),  desires  to acquire a security  interest  in, and lien on, all of  Grantor's
                                               -------
right, title and interest in and to Grantor's copyrights and copyright registrations and applications therefor described above; and
                  WHEREAS,  the Grantor is willing to assign to the  Grantee,  and to grant to the  Grantee a security  interest in and lien upon the copyrights and copyright registrations and applications therefor described above;
                  NOW, THEREFORE, for good and valuable consideration,  the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement,  dated as of ___________,  2003, between the Grantor,  the other assignors from time to time party  thereto and the Grantee (as  amended,  restated,  supplemented  or otherwise  modified  from time to time,  the  "Security
                                                                                                                              ---------
Agreement"),  the Grantor  hereby  assigns to the  Grantee,  and grants to the Grantee a security  interest in and a lien upon,  all of
---------
Grantor's right, title and interest in and to Grantor's  copyrights and copyright  registrations and applications more particularly set forth on Schedule B attached  hereto,  (the  "Copyrights")  together  with (i) all  Proceeds  (as such term is defined in the  Security
         ----------                           ----------
Agreement  referred  to  below)  of the  Copyrights,  and (ii) all  causes of action  arising  prior to or after  the date  hereof  for infringement of any Copyright.
                  This GRANT OF  SECURITY  INTEREST  is made to secure the  satisfactory  performance  and  payment of all the  Secured
Obligations  (as such term is defined in the Security  Agreement)  of the Grantor and shall be effective as of the date of the Security
Agreement.  Upon the  occurrence  of the  Termination  Date (as  defined in the  Security  Agreement),  the  Grantee  shall,  upon such satisfaction,  promptly  execute,  acknowledge,  and deliver to Grantor an instrument in writing releasing the security interest in the
Copyrights acquired under this Grant of Security Interest.
                  This Grant of Security  Interest has been granted in conjunction with the security  interest granted to Grantee under the Security  Agreement.  The rights and remedies of the Grantee with respect to the security  interest  granted  herein are more fully set forth in the Security  Agreement,  all terms and provisions of which are  incorporated  herein by reference.  In the event that any provisions  of this Grant of Security  Interest are deemed to conflict  with the Security  Agreement,  the  provisions  of the Security
Agreement shall govern.
                                                       [Signature Page Follows]

                  IN WITNESS WHEREOF, the undersigned have executed this Grant as of the __th day of _____________, 2004.
                                                     [NAME OF GRANTOR],
                                                     as Grantor

                                                     By:
                                                        ------------------------------------------------
                                                     Name:
                                                          ----------------------------------------------
                                                     Title:
                                                           ---------------------------------------------

                                                     DEUTSCHE BANK TRUST COMPANY
                                                     AMERICAS, as Collateral Agent Grantee

                                                     By:
                                                        ------------------------------------------------
                                                     Name:
                                                          ----------------------------------------------
                                                     Title:
                                                            --------------------------------------------

STATE OF ___________       )
                                    )  ss.:
COUNTY OF ___________      )

                  On this __th day of ______________,  2004, before me personally came  _________________  who, being by me duly sworn, did state as follows:  that he is  _______________  of [Name of  Grantor],  that he is  authorized  to execute the  foregoing  Grant of
Security Interest on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.
                                                     -----------------------------------
                                                               Notary Public

STATE OF ___________       )
                                    )  ss.:
COUNTY OF ___________      )

                  On this __th day of _____________,  2004, before me personally came ____________________ who, being by me duly sworn, did state as follows:  that s/he is  ______________  of Deutsche  Bank Trust Company  Americas,  that s/he is authorized to execute the foregoing  Grant of Security  Interest on behalf of said  corporation and that he did so by authority of the Board of Directors of said corporation.
                                                     ------------------------------------
                                                                 Notary Public

                                                                                                                             Schedule B
                                                                                                                             ----------

                                                       UNITED STATES COPYRIGHTS
                                                       ------------------------

                                                        - 11 -

                                                                                                                                Annex D
                                                                                                                                     to
                                                                                                                              Agreement
                                                                                                                              ---------

                                                       ADDITION OF NEW ASSIGNOR
                                                         TO SECURITY AGREEMENT
                                                         ---------------------

         ADDITION OF NEW  ASSIGNOR  TO SECURITY  AGREEMENT  (this  "Instrument"),  dated as of _______,  2004,  amending  that  certain
                                                                    ----------
Security Agreement, dated as of ________, 2004 (as the same may be amended,  restated,  supplemented or otherwise modified from time to time,  the  "Agreement")  by and among the Assignors  (the  "Assignors")  party thereto and Deutsche  Bank Trust Company  Americas,  as
             ---------                                       ---------
Collateral Agent (the "Collateral Agent") for the Secured Parties.
                       ----------------

         Reference  is made to the Credit  Agreement  dated as of  ____________,  2004 (as may be amended,  restated,  supplemented  or otherwise  modified from time to time,  the "Credit  Agreement"),  among U.S. Can  Corporation,  a Delaware  corporation  ("Holdings"),
                                             -----------------                                                              --------
United States Can Company,  a Delaware  corporation  ("Company"),  the financial  institutions  (the "Lenders") from time to time party
                                                       -------                                        -------
thereto and Deutsche Bank Trust Company Americas, as administrative agent (together with any successor agent, "Administrative Agent").
                                                                                                               --------------------

         Capitalized  terms  used  herein and not  otherwise  defined  herein  shall have the  meanings  assigned  to such terms in the
Agreement and the Credit Agreement.

         The  Assignors  have  entered  into the  Agreement  in order to induce the  Lenders to extend  credit  pursuant  to the Credit
Agreement and to induce the other Secured  Parties to extend Hedging  Agreements,  as the case may be.  Pursuant to Section 7.11 of the
                                                                                                                    ------------
Credit  Agreement,  the undersigned is required to enter into the Agreement as an Assignor.  Section 14.2(d) of the Agreement  provides
                                                                                             ---------------
that  additional  parties may become an Assignor  under the  Agreement by execution  and delivery of an  instrument in the form of this
Instrument.  The  undersigned  (the "New Party") is  executing  this  Instrument  in  accordance  with the  requirements  of the Credit
                                     ---------
Agreement to become an Assignor  under the  Agreement  in order to induce the Lenders to extend and  continue  the  extension of credit pursuant to the Credit Agreement.

         Accordingly, the New Party agrees as follows:

         SECTION 1.        In accordance  with the  Agreement,  the New Party by its  signature  below becomes a party to the Agreement with the same  force and  effect as if  originally  named  therein  as a party and the New  Party  hereby  (a)  agrees to all the terms applicable to it and warrants that the  representations  and  warranties  made by it as a party  thereunder are true and correct in all material  respects on and as of the date hereof after giving effect to the  disclosures  attached  hereto as Annex I. Each reference to
                                                                                                             -------
an "Assignor" in the Agreement shall be deemed to include the New Party.  The Agreement is hereby incorporated herein by reference.

         SECTION 2.        The New Party  represents and warrants to Collateral  Agent and the Secured Parties that this Instrument has been duly authorized,  executed and delivered by it and constitutes its legal, valid and binding obligation,  enforceable against it in accordance with its terms, except to the extent that the enforceability  thereof may be limited by applicable  bankruptcy,  insolvency, reorganization,  moratorium or similar laws generally affecting  creditors' rights and by equitable  principles  (regardless of whether enforcement is sought in equity or at law).

         SECTION 3.        This  Instrument may be executed in  counterparts,  each of which shall  constitute an original,  but all of which when taken together shall  constitute a single  contract.  This Instrument  shall become  effective when  Collateral  Agent shall have received a counterpart of this Instrument that bears the signatures of the New Party.

         SECTION 4.        Except as expressly supplemented hereby, the Agreement shall remain in full force and effect.

         SECTION 5.        THIS  INSTRUMENT  SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL
PURPOSES  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE  INTERNAL  LAWS AND  DECISIONS OF SAID STATE,  WITHOUT  REGARD TO  PRINCIPLES  OF
CONFLICT OF LAW.

         SECTION 6.        All  communications  and notices  hereunder shall be in writing and given as provided in the Agreement.  All communications and notices hereunder to the New Party shall be given to it at the address set forth under its signature below.

         IN WITNESS  WHEREOF,  the New Party has duly executed  this  Addition of New Assignor to the Security  Agreement as of the day
and year first above written.

                                                              [NAME OF NEW PARTY],

By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________
                                                              Address:____________________________
                                                              ===================================

                                                           Exhibit 5.1(b)(i)

                                                                FORM OF
                                                        PERFECTION CERTIFICATE

         The undersigned, the ___________________ of  ________________________________,  a ___________  [corporation/limited  liability company/limited partnership] (the "Company"), hereby certifies as follows on behalf of the Company:
                                   -------

         1.       Names.  (a) The exact name of the Company as that name appears on its  Certificate of  Incorporation,  Certificate of
                  -----
Limited Partnership or Limited Liability Company Certificate, as applicable is as follows:

                  --------------------------------------

         Source:  UCCss.503(a)(i)

         (b)      The following is a list of all other names (including trade names or similar  appellations)  used by the Company,  or any other business or organization  to which the Company became the successor by merger,  consolidation,  acquisition,  change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

                  --------------------------------------

         Source:  UCCss.9-507

         (c)      The following is the Company's federal employer identification number:

                           ------------------

         (d)      The  following is the  Company's  corporation  identification  number or other  applicable  formation  identification number.

                  ---------------------------

                  -------------------------------------

         Source: UCCss.9-516(b)(5)

         2.       Current Locations.  (a) The chief executive office and principal mailing address of the Company is:
                  -----------------

                  ======================================
                  --------------------------------------

         Source:  UCCss.ss.9-516(b)(5), 9-301

         (b)      The  following are all other  locations in the United  States of America in which the Company  maintains any books or records  relating to any of the  Collateral  with a fair market  value of $250,000 or more  consisting  of accounts,  contract  rights, chattel paper, general intangibles or mobile goods:

                  --------------------------------------

                  --------------------------------------

         Source:  UCCss.ss.9-516(b)(5), 9-301

         (c)      The following are all other places of business of the Company in the United States of America:

                  --------------------------------------

                  --------------------------------------

         Source:  UCCss.9-301, 9-501

         (d)      The following  are all other  locations in the United  States of America  where any of the  Collateral  consisting of inventory or equipment with a fair market value of $250,000 or more  is located:

                  --------------------------------------

                  --------------------------------------

         Source:  UCCss.9-301, 9-501

         (e)      The following is a list of all owned and leased real property held by the Company:

                  Owned Property
                  --------------

                  --------------------------------------

                  --------------------------------------

                  Leased Property
                  ---------------

                  --------------------------------------

                  --------------------------------------

         (f)      The  following  are the names and  addresses  of all persons or  entities  other than the  Company,  such as lessees, consignees,  warehousemen  or  purchasers of chattel  paper,  which have  possession  or are intended to have  possession of any of the
Collateral consisting of chattel paper, inventory or equipment:

                  --------------------------------------

                  --------------------------------------

         Source:           UCCss.ss.9-301 and 9-312; see also UCCss.ss.2-326(3), 9-306, 9-330 and 9-505

         3.       Prior  Locations.  (a)  Set forth below is the information  required by  subparagraphs  (a)-(e) ofss.2 with respect to
                  ----------------
each location at which,  or other person or entity with which,  any of the Collateral has been previously held or any place of business previously maintained by the Company, in each case, at any time during the past twelve months:

                  --------------------------------------

                  --------------------------------------

         Source:  UCCss.ss.9-316

         4.       Fixtures.  Set  forth below is the information  required by UCCss.9-502(b)(3) and (b)(4) of each state in which any of
                  --------
the  Collateral  consisting  of  fixtures  with a fair  market  value in excess of  $250,000  are or are to be located and the name and address of each real  estate  recording  office  where a mortgage on the real  estate on which such  fixtures  are or are to be located would be recorded:

                  --------------------------------------

                  --------------------------------------

         Source:  UCCss.ss.9-501(a) and 9-502

         5.       Intellectual  Property.  The following is a complete  list of all patents,  copyrights,  trademarks,  trade names and
                  ----------------------
service marks registered or for which applications are pending in the name of the Company:
                  UNITED STATES:

         a.       Patents                                     Registration Number
                  -------                                     -------------------

                  ------------------------------------------------

         b.       Copyrights                                  Registration Number
                  ----------                                  -------------------

                  ------------------------------------------------

         c.       Trademarks, Trade Name and
                  Service Marks                               Registration Number
                  --------------------------------------      -------------------

                  ------------------------------------------------

         FOREIGN:

         a.       Patents                                     Registration Number
                  -------                                     -------------------

                  ------------------------------------------------

         b.       Copyrights                                  Registration Number
                  ----------                                  -------------------

                  ------------------------------------------------

         c.       Trademarks, Trade Name
                  and Service Marks                  Registration Number
                  -----------------                  -------------------

                  ------------------------------------------------

                  6.       Investment  Property:  Instruments.  The  following  is a  complete  list of all stock,  bonds,  debentures,
                           ----------------------------------
notes,  commodity  contracts and other  securities  owned by the Company  (provide name of issuer, a description of security and value)
and all securities accounts and commodity accounts owned by the Company (provide name of intermediary and value):

                  ------------------------------------------------

                  7.       Motor  Vehicles.  The following is a complete list of all motor vehicles with an aggregate fair market value
                           ---------------
of at least $100,000  individually or $2,500,000 in the aggregate owned by the Company  (describe each vehicle by make, model, and year and indicate for each the state in which registered and the state in which based):

                  ------------------------------------------------

                  8.       Vessels.  The  following  is a  complete  list of all  vessels  of the  Company  which  are  subject  to any
                           -------
certificate of title or other registration statute of the United States, any state or any other jurisdiction:

                  ------------------------------------------------

                  9.       Other  Titled  Collateral.  The  following  is a  complete  list of all  aircraft  and all other  inventory,
                           -------------------------
equipment  and other goods of the Company which are subject to any  certificate  of title or other  registration  statute of the United
States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

                  ------------------------------------------------

                  10.      Deposit  Accounts.  The  following  is a complete  list of all Deposit  accounts  maintained  by the Company
                           -----------------
(provide name and address of depository bank, type of account and account number):

                  ------------------------------------------------

                  11.      Commercial  Tort Claims.  The  following  is a complete  list of claims for $250,000 or more arising in tort
                           -----------------------
with  respect to which the  Company is  claimant  and which  arose in the course of the  Company's  business;  together  with case file numbers or other identification of such claim:

                  ------------------------------------------------

          Source:          UCCss.ss.9-102(a)(13), 9-108, 9-504

                  12.      Timber.  The  following  are all of the  locations  in the United  States of  America  in which the  Company
                           ------
possesses any timber to be cut:

                  --------------------------------------

                  --------------------------------------

         Source:  UCCss.9-301(3)(B) and Official Comment 5(c) to 9-301.

                  13.      Extracted  Collateral.  The  following are all of the locations in the United States of America in which the
                           ---------------------
Company possesses any wellhead or minehead used in the extraction of minerals:

                  --------------------------------------

                  --------------------------------------

         Source:  UCCss.9-301(4) and Official Comment 5(d) to 9-301.

                  14.      Farm  Products.  The following are all of the locations in the United States of America in which the Company
                           --------------
possesses any farm products as defined in UCCss.9-102(34):

                  --------------------------------------

                  --------------------------------------

         Source:  UCCss.9-302.

                                                       [signature page follows]

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of
                                    , 2004.
------------------------------------

                                                              [COMPANY]

                                                              By:
                                                                       --------------------------------------------
                                                                       Name:
                                                                       Title:

                                                            Exhibit 5.1(d)

                                                                                                     June 21, 2004
To Deutsche Bank Trust Company Americas,
as Administrative Agent, the other Agents
and each Lender from time to time party to the
Credit Agreement referred to below

Ladies and Gentlemen:

         This opinion is being furnished to you pursuant to the Credit Agreement, dated as of the date hereof (the "Credit
                                                                                                                    -------
Agreement"), by and among United States Can Company, a Delaware corporation (the "Company"), U.S. Can Corporation, a Delaware
                                                                                  -------
corporation ("Holdings"), the Lenders party thereto from time to time and Deutsche Bank Trust Company Americas, as Administrative
              --------
Agent.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

                  We have acted as counsel to Holdings, the Company and USC May Verpackungen Holding Inc., a Delaware corporation
("USC May") in connection with the (1) Credit Agreement, (2) the Security Agreement, (3) the Subsidiary Guaranty, (4) the Grant of
---------
Security Interest in United States Trademarks and Patents dated as of June 21, 2004 made by the Company in favor of the
Administrative Agent for the benefit of Lenders (the "Trademark and Patent Grant"), (5) the Grant of Security Interest in United
                                                      --------------------------
States Copyrights dated as of June 21, 2004 made by the Company in favor of the Administrative Agent for the benefit of Lenders (the
"Copyright Grant"), (6) the Notes being executed and delivered today, and (7) the Intercreditor Agreement (which Agreements and
----------------
instruments are collectively referred to herein as the "Credit Documents") and in connection with the mortgages set forth on Schedule
                                                        ----------------                                                     ---------
1 attached hereto (the "Mortgages") being delivered by the Company contemporaneously herewith and the agreements set forth on
-                       ---------
Schedule 2 attached hereto (the "Foreign Security Documents").
----------                       --------------------------

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents and records and have made such investigation of fact and such examination of law as we have deemed appropriate in order to enable us to render the opinions set forth herein.  In conducting such investigation, we have relied, without independent verification, upon certificates of officers of Holdings, the Company and USC May, public officials and other appropriate persons, and on the representations and warranties as to matters of fact and on the covenants as to the application of proceeds contained in the Credit
Documents.

                  The opinions expressed herein are limited to matters governed by the laws of the State of New York, the General
Corporation Law of the State of Delaware and the federal laws of the United States of America and, in the case of paragraph 10 below,
Article 9 of the Delaware Uniform Commercial Code ("Delaware Article 9").
                                                    ------------------

                  Based upon and subject to the foregoing and subject to the additional qualifications set forth below, we are of the opinion that:

     1.  Each of Holdings, the Company and USC May (a) is a corporation validly existing in good standing under the laws of the State of Delaware and (b) has the corporate power and authority under the General Corporation Law of the State of Delaware to own its
     property, to conduct the business in which it is engaged, to execute and deliver each of the Credit Documents and the Mortgages to which it is a party and to perform its obligations thereunder.  The exact legal name of each of the Credit Parties is as follows:  U.S. Can Corporation, United States Can Company and USC May Verpackungen Holding Inc.

     2.  Each of Holdings, the Company, and USC May has duly authorized, executed and delivered each of the Credit Documents to which it is party and (subject to the qualifications set forth in the unnumbered paragraphs at the end hereof) each such Credit
     Document constitutes the legal, valid and binding obligation of such of the foregoing persons as is party thereto and is enforceable against each such person in accordance with its terms.

     3.  Each of the Mortgages and the Foreign Security Documents has been duly authorized, executed and delivered by the Company and
     USC May, as applicable.

     4.  The execution and delivery by Holdings, the Company, and USC May of the Credit Documents, the Mortgages and the Foreign
     Security Documents to which each such person is party and the performance by each such person of its obligations thereunder, including, without limitation, the granting of Liens pursuant to the Security Agreement, (a) will not violate any provision of any New York or federal law, statute, rule or regulation or of the General Corporation Law of the State of Delaware (b) will not result in a breach or violation of, or constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default), result in the creation of a Lien or require the repurchase of securities under, any of the agreements, instruments, court orders, judgments or decrees, if any, listed on Exhibit A hereto or the acceleration of any indebtedness of
                                                                        ---------
     Holdings, the Company or USC May and (c) will not violate or require the repurchase of securities under the governing documents of Holdings, the Company and USC May.

     5.  Except as may be required in order to perfect the Liens contemplated by the Security Agreement or the Mortgages, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority under New York or federal law or the General Corporation Law of the State of Delaware is required to be obtained by
     Holdings, the Company or USC May in connection with the execution and delivery of the Credit Documents or the Mortgages to which such person is party or the performance by each such person of its obligations thereunder.

     6.  To our knowledge, after having made inquiry of officers of Holdings, the Company and USC May but without having made any other investigation, none of Holdings, the Company or USC May is a party to any action, suit or proceeding which places in question the validity or enforceability of, or seeks to enjoin the performance of, the Credit Documents or the Mortgages.

     7.  None of Holdings, the Company, nor USC May is an "investment company" within the meaning of the Investment Company Act of
     1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of
     1935, as amended.

      8. Neither the making of the loans under the Credit Agreement, nor the application of the proceeds thereof as provided in the
     Credit Agreement, will violate Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     9.  The Security Agreement creates a valid security interest in favor of the Administrative Agent for the benefit of the Secured
     Creditors in the Collateral described therein to the extent that such security interest can be created under Article 9 of the New
     York Uniform Commercial Code ("New York Article 9") to secure the Secured Obligations (as defined in the Security Agreement).
                                    ------------------

     10. Each of the financing statements attached as Exhibit B (collectively, the "Delaware Financing Statements") is in appropriate
                                                      ---------                     -----------------------------
     form for filing in the Office of the Secretary of State of the State of Delaware (the "Delaware Filing Office").  The description
                                                                                            ----------------------
     of the Collateral set forth in the Delaware Financing Statements is sufficient to perfect a security interest in the items and types of Collateral in which a security interest may be perfected by the filing of a financing statement under Delaware Article
     9.  Upon the proper filing of the Delaware Financing Statements in the Delaware Filing Office, the security interest in favor of the Administrative Agent for the benefit of the Secured Creditors in the Collateral described in the Delaware Financing
     Statements will be perfected to the extent a security interest in such Collateral can be perfected under Delaware Article 9 by the filing of a financing statement in the Delaware Filing Office.

     11. After giving effect to the delivery in the State of New York to the Administrative Agent of the Pledged Stock (as defined in the Security Agreement) listed on Exhibit C hereto and the related stock powers pursuant to the Security Agreement, and assuming
                                       ---------
     that neither the Lenders nor the Administrative Agent had "notice of an adverse claim" (as such term is used in the New York
     Uniform Commercial Code) with respect to the Pledged Stock at the time the Pledged Stock is delivered to the Administrative
     Agent, the respective security interests in such Pledged Stock created in favor of the Administrative Agent for the benefit of the Secured Creditors under the Security Agreement constitute perfected security interests in such Pledged Stock, free of any
     "adverse claim" (as so defined).

     12. After giving effect to the delivery in the State of New York to the Administrative Agent of any pledged promissory notes and any Pledged Intercompany Notes (as defined in the Security Agreement) (the "Pledged Debt") listed on Exhibit D hereto and the
                                                                                 ------------             ---------
     related assignments pursuant to the Security Agreement, the security interests in such Pledged Debt created in favor of the
     Administrative Agent for the benefit of the Secured Creditors under the Security Agreement constitute perfected security interests.

     13. Subject to the qualifications set forth in the unnumbered paragraphs at the end hereof, the subordination provisions contained in the Indenture dated as of October 4, 2000 among the Company, Holdings, USC May and Bank One Trust Company, as
     Trustee are enforceable against the Company and Holdings in accordance with their terms, and the Obligations are within the definition of "Designated Senior Indebtedness" and "Designated Senior Indebtedness of Guarantors" included in such subordination provisions.

     14. The Obligations are First Lien Indebtedness as defined in the Lien Intercreditor Agreement dated as of July 22, 2003 among
     Wells Fargo Bank, National Association, as trustee and collateral agent, Bank of America, N.A. in its capacity as agent, the
     Company and certain of its Subsidiaries.

                  Our opinion set forth in paragraph 13 above and our opinion that the Credit Documents to which Holdings, the Company or USC May are party constitute the legal, valid and binding obligation of such of the foregoing persons as are party thereto, enforceable against each such person party thereto in accordance with its terms, is subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting the rights and remedies of creditors and secured parties, (ii) general principles of equity, and (iii) the right of a court of competent jurisdiction to make other equitable provisions to effectuate the subordination provisions set forth in the Subordinated Note Indenture.

                  The opinions expressed herein do not purport to cover, and we express no opinion with respect to, the applicability of Section 548 of the federal Bankruptcy Code or any comparable provision of state law.

                  The opinions expressed herein are subject to the qualification that the enforceability of provisions in the Credit
Documents providing for indemnification or contribution may be limited by public policy considerations.  In addition, we express no opinion as to (i) the extent to which broadly worded waivers may be enforced, (ii) the enforceability of any provision of the Credit
Documents which purports to grant the right of setoff to an affiliate of a lender or a purchaser of a participation in the loans outstanding thereunder, which permits the exercise of a right of setoff against amounts not then due or which provides for interest on interest or automatic compounding of interest, or (iii) the extent to which provisions providing for conclusive presumptions or determinations, non-effectiveness of oral modifications, arbitration, submission to jurisdiction, waiver of or consent to service of process and venue or waiver of offset or defenses will be enforced.

                  In addition, certain provisions contained in the Subsidiary Guaranty and the Security Agreement, including the grant of powers of attorney thereunder, may be unenforceable in whole or in part but the inclusion of such provisions in the Subsidiary
Guaranty and the Security Agreement does not affect the validity of any of the other provisions thereof, and the remaining provisions of the Subsidiary Guaranty and the Security Agreement are sufficient for the practical realization of the benefits intended to be provided thereby.

                  We further express no opinion as to the existence of, or as to the title of any person who has granted a security interest in any Collateral to, any item of Collateral or (except to the extent set forth in paragraph 11 above) as to the priority or
(except to the extent set forth in paragraphs 10, 11 and 12 above) the perfection of any security interest in the Collateral.  For purposes of paragraphs 9 and 10 above, we express no opinion with respect to (a) security interests in any commercial tort claims or
(b) security interests in goods which are in accession to, or commingled or processed with other goods to the extent that a security interest is limited by New York Article 9 (including without limitation Section 9-336 thereof).  We call your attention to the fact that your security interest in certain Collateral described in the Security Agreement may not be able to be perfected by the filing of financing statements under Delaware Article 9 and that under certain circumstances set forth in Delaware Article 9 the filings referred to in paragraph 10 become ineffective as a result of changes occurring after the date hereof and will terminate after five years after the original filing date unless appropriate continuation statements are duly filed.  In addition, Section 552 of the
Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a lien resulting from any security agreement entered into by the debtor before the commencement of the case.

                  This opinion is being furnished only to the addressees and is solely for their benefit and the benefit of their participants and assignees permitted by the Credit Agreement.  This opinion may not be relied upon for any other purpose or by any other person, without our prior written consent.

                                                     Very truly yours,

                                                     Ropes & Gray LLP

                                                                                                                              Exhibit A

                                                              Agreements
                                                              ----------

1.       Indenture, dated October 17, 1996 relating to Holdings' 10 1/8% Senior Subordinated Notes Due 2006.

2.       Holdings' 10 1/8% Senior Subordinated Notes Due 2006.

3.       Indenture dated as of October 4, 2000 among the Company, Holdings, USC May and Bank One Trust Company, N.A. as trustee.

4.       The Company's 12 3/8 Senior Subordinated Notes Due 2010.

5.       Indenture dated as of July 22, 2003 among the Company, Holdings and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Minnesota, National Association), as trustee.

6.       The Company's 10 7/8% Senior Secured Notes Due 2010.

7.       Lien Intercreditor Agreement dated as of July 23, 2003 among Wells Fargo Bank, National Association, as trustee and collateral agent, Bank of America, N.A., in its capacity as agent, the Company and certain of its Subsidiaries.

8.       Stockholders Agreement dated as of October 4, 2000 by and among U.S. Can Corporation and its stockholders.

9.       Lease by the Company of premises at Peter-May-Strasse 45, Erfstadt, Germany, expires January 1, 2020.

                                                                                                                              Exhibit B

                                                     Delaware Financing Statements
                                                     -----------------------------

                                                                                                                              Exhibit C

                                                             Pledged Stock
                                                             -------------

Pledgor:  U.S. CAN CORPORATION

Name of
Subsidiary                                         Number of Shares                      Certificate Number
----------                                         ----------------                      ------------------

United States Can Company                                1000                                     7

Pledgor:  UNITED STATES CAN COMPANY

Name of
Subsidiary                                         Number of Shares                      Certificate Number
----------                                         ----------------                      ------------------

USC May
Verpackungen Holding Inc.                                 100                                     1

                                                                                                                              Exhibit D

                                                             Pledged Debt
                                                             ------------

1.       Intercompany Note dated June 21, 2004 among the Company, Holdings and their
2.       Subsidiaries.

3.       Intercompany Note dated June 21, 2004 between the Company and UK Can Ltd.

                                                                                                                             Schedule 1

                                                                 Mortgages
                                                                 ---------

1.       Deed to Secure Debt and Security Agreement dated as of the 21st day of June, 2004, by and between United States Can Company, as "Grantor", and Deutsche Bank Trust Company Americas, as "Administrative Agent", with respect to certain real property located in Haralson County, Georgia.

2.       Mortgage, Assignment of Rents and Leases and Security Agreement dated as of the 21st day of June, 2004, by and between
         United States Can Company, as "Borrower", and Deutsche Bank Trust Company Americas, as "Administrative Agent", with respect to certain real property located in Vermilion County, Illinois.

3.       Mortgage, Assignment of Rents and Leases and Security Agreement dated as of the 21st day of June, 2004, by and between
         United States Can Company, as "Borrower", and Deutsche Bank Trust Company Americas, as "Administrative Agent", with respect to certain real property located in Cook County, Illinois.

4.       Deed of Trust and Security Agreement dated as of the 21st day of June, 2004, by and between United States Can Company, as
         "Borrower", and Deutsche Bank Trust Company Americas, as "Administrative Agent", with respect to certain real property located in Baltimore County, Maryland.

5.       Open-End Mortgage and Security Agreement dated as of the 21st day of June, 2004, by and between United States Can Company, as "Borrower", and Deutsche Bank Trust Company Americas, as "Administrative Agent", with respect to certain real property located in Trumbull County, Ohio.

6.       Open-End Mortgage and Security Agreement dated as of the 21st day of June, 2004, by and between United States Can Company, as "Borrower", and Deutsche Bank Trust Company Americas, as "Administrative Agent", with respect to certain real property located in Montgomery County, Pennsylvania.

7.       Open-End Mortgage and Security Agreement dated as of the 21st day of June, 2004, by and between United States Can Company, as "Borrower", and Deutsche Bank Trust Company Americas, as "Administrative Agent", with respect to certain real property located in Lawrence County, Pennsylvania.

                                                                                                                             Schedule 2

                                                         Foreign Security Documents
                                                         --------------------------

1.       Pledge of Partnership Interests of May Verpackungen GmbH & Co. KG, between USC May Verpackungen Holding Inc., as pledgor, and Deutsche Bank Trust Company Americas, as pledgee, dated as of June 21, 2004.

2.       Pledge Agreement on Shares of USC Europe N.V. between United States Can Company, as pledgor, and Deutsche Bank Trust Company
         Americas, as pledgee, dated as of June 21, 2004.

                                                           Exhibit 5.1(e)(i)

                                                                FORM OF
                                                         OFFICER'S CERTIFICATE

                  The undersigned does hereby certify on behalf of United States Can Company, a Delaware corporation ("Company"), that:
                                                                                                                       -------

                  1.       This Officer's  Certificate is furnished  pursuant to Section  5.1(e) of the credit  agreement,  dated as of
                                                                                 ---------------
June ___, 2004,  among U.S. Can  Corporation,  a Delaware  corporation,  Company,  the financial  institutions  from time to time party thereto and Deutsche Bank Trust Company  Americas,  as administrative  agent (such credit  agreement,  as in effect on the date of this
Officer's  Certificate,  being herein called the "Credit Agreement").  Unless otherwise defined herein,  capitalized terms used in this
                                                  ----------------
Officer's Certificate shall have the meanings set forth in the Credit Agreement.

                  2.       The  representations  and  warranties of the Company set forth in Article VI of the Credit  Agreement and in
                                                                                             ----------
the other Loan  Documents  are true and correct as of the date hereof  except to the extent such  representations  and  warranties  are expressly made as of a specified  date in which event such  representations  and warranties  were true and correct as of such specified date.

                  3.       No Event of Default or Unmatured Event of Default has occurred and is continuing.

                  4.       The conditions of Section 5.1 of the Credit  Agreement  have been fully  satisfied or waived (except that no
                                             -----------
opinion is expressed as to Administrative Agent's or Required Lenders' satisfaction with any document, instrument or other matter).

                  5.       To the knowledge of the  undersigned,  no Liens (except for  Permitted  Liens) have been placed  against the
Collateral  or the  Mortgaged  Property  since the  respective  dates of the searches of financing  statements  filed under the UCC and delivered pursuant to Section 5.1.
                      -----------

                                                       [signature page follows]

                  IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of June, 2004.

                                                              UNITED STATES CAN COMPANY

                                                              By:__________________________

                                                              Name:________________________

                                                              Title:_________________________

CHI:1354223.12
                                                          Exhibit 5.1(e)(ii)

                                                                FORM OF
                                                        SECRETARY'S CERTIFICATE

                                                       [APPLICABLE CREDIT PARTY]
                                                       -------------------------
                                                        Secretary's Certificate

                  I,  ____________________,  hereby certify that I am the duly elected,  qualified and acting  Secretary of [APPLICABLE
CREDIT PARTY], a ___________  corporation  (the "Company"),  and that, as such, I am authorized to execute and deliver this Secretary's
                                                 -------
Certificate,  dated as of June ___, 2004 (this  "Certificate"),  on behalf of the Company. This Certificate is being delivered pursuant
                                                 -----------
to Section  5.1(e)(ii)  of that  certain  credit  agreement,  dated as of June ___,  2004 (the  "Credit  Agreement"),  by and among the
   -------------------                                                                           ------------------
Company,  certain  subsidiaries  of the Company,  various  institutions  from time to time parties thereto (the "Lenders") and Deutsche
                                                                                                                 -------
Bank Trust  Company  Americas,  as  Administrative  Agent.  Capitalized  terms  used  herein and not  defined  herein  shall have their respective meanings set forth in the Credit Agreement.

                  I hereby further certify, as of the date hereof, that:

         1.       Attached hereto as Exhibit A is a true and correct copy of the Articles of  Incorporation  of the Company,  certified
                                     ---------
                  by the  Secretary  of State of the State of Delaware  as of the date listed  thereon,  together  with all  amendments thereto through the date hereof;

         2.       Attached  hereto as Exhibit B is a true and correct copy of the by-laws of the Company,  together with all amendments
                                      ---------
                  thereto through the date hereof, and said by-laws are in full force and effect on and as of the date hereof;

         3.       Attached hereto as Exhibit C is a true and correct copy of the resolutions  duly adopted by the board of directors of
                                     ---------
                  the Company on  _____________,  2004 and said  resolutions  have not been amended or repealed,  are in full force and effect on and as of the date hereof and  constitute  the only action  taken by the board of  directors of the Company with respect to the subject matter thereof;

         4.       Each of the persons  named on Exhibit D is a duly  elected  and  qualified  officer of the  Company  with such person
                                                ---------
                  holding the  respective  office or offices set forth opposite such person's name and the signature set forth opposite the name of each such person is his or her genuine signature.  Each such person is authorized to execute and deliver, on

                  behalf  of the  Company,  the Loan  Documents  to which it is a party and any  certificate  or other  document  to be executed and delivered by the Company pursuant to the Loan Documents; and

         5.       Prior to receipt by the Administrative  Agent of a new certificate of the corporate secretary of the Company amending this  Certificate  to add or delete the name or names of authorized  officers and  submitting  the  signatures of the officers named in such new  certificate,  the  Administrative  Agent and the Lenders may rely on this  Certificate in connection with the execution and delivery,  on behalf of the Company,  of the Loan Documents and other  certificates or documents to be executed and delivered by the Company pursuant to the Loan Documents.

                                                       [signature page follows]

                  IN WITNESS WHEREOF, I have hereunto set my hand to this Certificate as of the date first written above.

                                                     [--------------------]

                                                     By:  _____________________________
                                                     Name:
                                                     Title:   Secretary

                  I, _______________, the undersigned, [Applicable Officer] of the Company, do hereby certify that _______________ is the duly elected and qualified Secretary of the Company and the signature above is her genuine signature.

                                                     By:  _____________________________
                                                     Name:
                                                     Title:    [Applicable Officer]

                                                               Exhibit D
                                                               ---------
                                                      to Secretary's Certificate

                  Incumbency and Specimen Signatures for the Company

Name                              Title                                        Specimen Signature
----                              -----                                        ------------------

                                  [Applicable Officer]
------------------                                                             ------------------------
                                  [Applicable Officer]
------------------                                                             ------------------------
                                  [Applicable Officer]
------------------                                                             ------------------------

                                                             Exhibit 7.2(a)

                                                                FORM OF
                                           COMPLIANCE CERTIFICATE PURSUANT TO SECTION 7.2(a)
                                                                              --------------

                  The undersigned,  [Name] the [Responsible  Financial  Officer] of United States Can Company,  a Delaware  corporation
("Company"), does hereby certify on behalf of Company that:
---------

                  1.       This Certificate is furnished pursuant to Section 7.2(a) of that certain credit agreement,  dated as of June
                                                                     --------------
___,  2004 (as amended,  restated,  supplemented  or otherwise  modified  from time to time,  the "Credit  Agreement"),  among U.S. Can
                                                                                                   -----------------
Corporation,  a Delaware corporation,  United States Can Company, a Delaware corporation,  the financial institutions from time to time party thereto and Deutsche Bank Trust Company Americas,  as administrative  agent.  Unless otherwise defined herein,  capitalized terms used in this Certificate have the meanings set forth in the Credit Agreement.

                  2.       (A) I have  reviewed the  financial  statements  delivered  pursuant to Section  [7.1[(b)]]  [7.1[(c)]]  and
                                                                                                   --------- --------    --------
attached  hereto as Exhibit A and to the best of my knowledge,  the financial  statements  present fairly in all material  aspects,  in
                    ---------
accordance  with GAAP,  the  financial  condition  and results of  operations  of Company and its  Subsidiaries  for the period of such financial  statements  (subject,  in the case of the financial  statements  delivered  pursuant to Section 7.1(b),  to normal recurring
                                                                                                   --------------
adjustments and the absence of footnotes).

                  3.       No Event of Default or  Unmatured  Event of Default  has  occurred  [,  except for  _________,  and  Company proposes to take the following action with respect thereto:]

                  4.       Set forth below are detailed  computations which establish Company's compliance with the covenants set forth in Article IX of the Credit  Agreement,  as of ________ ___, ____ (the  "Computation  Date") and for the period  consisting of the four
   ----------                                                            -----------------
consecutive  Fiscal  Quarters  commencing on __________ ___, ____ and ending on the Computation  Date (such period,  the  "Computation
                                                                                                                           ------------
Period"):
------

As of the Computation Date:

         A.       The Interest Coverage Ratio was ____:1.00,  as computed on Attachment 1  hereto.  The minimum Interest Coverage Ratio permitted pursuant to Section 9.2 of the Credit Agreement on the Computation Date was ____:1.00.
                                        -----------

         B.       The Total  Leverage  Ratio was  ____:1.00,  as computed on  Attachment 2 hereto.  The minimum  Total  Leverage  Ratio permitted pursuant to Section 9.3 of the Credit Agreement on the Computation Date was ____:1.00.
                                        -----------

         C.       The First Lien Leverage  Ratio was ____:1.00,  as computed on  Attachment 3  hereto.  The minimum First Lien Leverage
                  Ratio permitted pursuant to Section 9.4 of the Credit Agreement on the Computation Date was _____:1.00.
                                              -----------

         IN WITNESS WHEREOF,  Company has caused this Compliance  Certificate to be executed and delivered,  and the  certification and warranties contained herein to be made, by its [Responsible Financial Officer] on this ____ day of ____________, _____.

                                                              UNITED STATES CAN COMPANY
                                                              -------------------------

                                                              By:
                                                                 -----------------------------------------
                                                              Name:
                                                                   ---------------------------------------
                                                              Title:
                                                                    --------------------------------------

                                                                                                                           Attachment 1
                                                                                                   (to __/__/__ Compliance Certificate)

                                                        INTEREST COVERAGE RATIO
                                                        -----------------------
                                                      on ____________ ___, _____
                                                       (the "Computation Date")
                                                             ----------------

         Interest Coverage Ratio

1.   Consolidated EBITDA for the Computation Period, on a consolidated basis for Company and its Subsidiaries, the sum of the amounts for the Computation Period, without duplication, of:
     (a) Consolidated Net Income:
          (i)      the aggregate of the net income (loss) of Company and its Subsidiaries determined in accordance with GAAP on a consolidated basis for the
                   Computation Period...............................................        $___________
          (ii)     the net income (loss) of any other Person in which such Person or any of the Subsidiaries has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of such person and its Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Wholly-Owned Subsidiaries by such Person during such period...................................

                                                                                            $-----------
          (iii)    Consolidated Net Income: Item 1(a)(i) minus Item 1(a)(ii)........
                                            ------------       -------------
                                                                                            $-----------
     (b) To the extent deducted in computing Consolidated Net Income, Consolidated
          Interest Expense..........................................................        $___________
     (c)  To the extent deducted in computing Consolidated Net Income, charges against income for foreign, federal, state and local taxes based on income and for
          franchise taxes...........................................................        $___________
     (d) To the extent deducted in computing Consolidated Net Income, depreciation expense
                                                                                            $-----------
     (e)  To the extent deducted in computing Consolidated Net Income, amortization expense, including, without limitation, amortization of good will and other intangible assets, fees, costs and expenses in connection with the execution, delivery and performance of any of the Transaction Documents and other fees, costs and expenses in connection with Permitted Acquisitions..............
                                                                                            $-----------
     (f)  To the extent deducted in computing Consolidated Net Income, write-off of deferred financing costs originally incurred in connection with Indebtedness
          being repaid under the Refinancing                                                $___________
     (g)  To the extent deducted in computing Consolidated Net Income, any non-cash
          charges resulting from any write-down of assets                                   $___________
     (h)  To the extent deducted in computing Consolidated Net Income, any non-cash
          charges not payable in cash in such period                                        $___________
     (i)  To the extent deducted in computing Consolidated Net Income, cash charges incurred (1) on or prior to June 30, 2006 not to exceed (i) $1,200,000 for termination payments due to Mr. John Workman and (ii) $4,000,000 for restructuring costs and expenses to the extent incurred in connection with plant closings or other rationalization of business assets and (2) prior to the
          Initial Borrowing Date not to exceed $1,500,000 for payments associated with planned headcount reductions in France and Germany, of which $522,000 was incurred in the first Fiscal Quarter of the 2004 Fiscal Year and $976,000 was
          incurred in the second Fiscal Quarter of the 2004 Fiscal Year

                                                                                            $-----------
     (j)  To the extent deducted in computing Consolidated Net Income, Management Fees paid to Berkshire Partners to the extent permitted to be paid pursuant to
          Section 8.5(e)............................................................        $___________
     (k)  The sum of Items 1(b) through 1(j)........................................        $___________
                     ----------          ---
     (l)  To the extent added (deducted) in computing Consolidated Net Income, the gain
          (or plus the loss) (net of any tax effect) resulting from the sale of any
              ----
          capital assets other than in the ordinary course of business..............
                                                                                            $-----------
     (m)  To the extent added (deducted) in computing Consolidated Net Income, extraordinary or non-cash nonrecurring after-tax gains (or minus extraordinary
                                                                     -----
          or non-cash nonrecurring after-tax losses)                                        $___________
     (n)  To the extent added (deducted) in computing Consolidated Net Income, any gain resulting from any write-up of assets (other than with respect to any company
          owned life insurance program).............................................        $___________
     (o)  The sum of Items 1(l) through 1(n)........................................        $___________
                     ----------          ---
     (p)  Cash expenditures during the period in respect of reserves or accruals due to any non-cash charges or losses added back in determining Consolidated EBITDA in
          prior periods                                                                     $___________
     (q)  Consolidated EBITDA:  the sum of Item 1(a)(iii) and Item 1(k) minus Item 1(o)
                                           --------------     ---------       ---------
          minus Item 1(p)...........................................................        $___________
                ---------
2.   Consolidated Interest Expense of Company and its Subsidiaries accrued during such period............................................................................
      (a) Consolidated Interest Expense:
          (i)      total interest expense (including that attributable to Capitalized
                   Leases in accordance with GAAP) of such Person and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of such Person and its Subsidiaries, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers'
                   acceptance financing.............................................
                                                                                            $------------
          (ii)     amortization of deferred financing costs, all as determined on a consolidated basis for such Person and its Subsidiaries in accordance
                   with GAAP........................................................        $____________
          (iii)    interest component of any lease payments under Attributable Debt transactions of such Person and its Subsidiaries.................
                                                                                            $------------
          (iv)     interest income of such Person and its Subsidiaries on a consolidated
                   basis in accordance with GAAP....................................        $____________
          (v)      Consolidated Interest Expense: Item 2(a)(i) minus Item 2(a)(ii) plus
                                                  -----------        -------------
                   Item 2(a)(iii) minus Item 2(a)(iv)...............................        $____________
                   --------------       --------------------------------------------
3.   INTEREST COVERAGE RATIO:  ratio of Item 1(q) to Item 2(a)(v)......................            ____:1.00
                                        ---------    ------------

                                                                                                                           Attachment 2
                                                                                                   (to __/__/__ Compliance Certificate)

                                                         TOTAL LEVERAGE RATIO
                                                         --------------------
                                                      on ____________ ___, _____
                                                       (the "Computation Date")

 Total Leverage Ratio:
 --------------------

1.   Consolidated Debt for the Computation Period of Company ..........................
     (a)   all Indebtedness of such Person and its Subsidiaries determined on a
           consolidated basis in accordance with GAAP                                       $____________
     (b)   Indebtedness related to Permitted Preferred Stock and Common Stock to the extent such amount is characterized as debt due to SFAS 150..............
                                                                                            $------------
     (c)   all Attributable Debt of such Person and its Subsidiaries determined on a
           consolidated basis.......................................................        $____________
     (d)   Consolidated Debt: Item 1(a) minus Item 1(b) plus Item 1(c)..............        $____________
                              ---------       ---------      ---------
2.   Consolidated EBITDA : (see Item 1(q) of Attachment 1)..........................        $____________
                                ---------
3.   Total Leverage Ratio:  ratio of  Item 1(d) to Item 2..............................            ____:1.00
                                      ---------    ------

                                                                                                                           Attachment 3
                                                                                                   (to __/__/__ Compliance Certificate)

                                                       FIRST LIEN LEVERAGE RATIO
                                                       -------------------------
                                                      on ____________ ___, _____
                                                       (the "Computation Date")

 First Lien Leverage Ratio:
 -------------------------

1.   Consolidated First Lien Debt......................................................
     (a)   all Consolidated Debt of such Person that is secured by Liens senior to or pari passu with the Liens granted under the Security Documents...........
                                                                                            $------------
     (b)   all Obligations under the Credit Agreement...............................        $____________
     (c)   Consolidated First Lien Debt: Item 1(a) plus Item 1(b)...................        $____________
                                         ---------      ---------
2.   Consolidated EBITDA (see Item 1(q) of Attachment 1)............................        $____________
                              ---------
3.   First Lien Leverage Ratio:  ratio of Item 1(c) to Item 2..........................            ____:1.00
                                          ---------    ------

                                                                                                                           Attachment 4
                                                                                                   (to __/__/__ Compliance Certificate)

                                                         CAPITAL EXPENDITURES
                                                         --------------------
                                                   for the ____________ Fiscal Year

         Capital Expenditures during the Fiscal Year14 were  $___________.  The  maximum  permitted  Capital  Expenditures  during such
         Fiscal Year was $______________.15

           --------------------------------------------------------------------------------- -----------------------
           (1)      Permitted Annual Capital Expenditures                                    $25,000,00016
           --------------------------------------------------------------------------------- -----------------------
           --------------------------------------------------------------------------------- -----------------------
           (2)      Rollover amount from prior Annual Compliance Certificate delivered in               $__________
                    connection with the last financial statements delivered pursuant to
                    Section 7.1(c)
                    --------------
           --------------------------------------------------------------------------------- -----------------------
           --------------------------------------------------------------------------------- -----------------------
           (3)      Maximum permitted Capital Expenditures17 ((1) plus  (2))                            $__________
                                                                  ----
           --------------------------------------------------------------------------------- -----------------------
           --------------------------------------------------------------------------------- -----------------------
           (4)      Gross Capital Expenditures                                                          $__________
           --------------------------------------------------------------------------------- -----------------------
           --------------------------------------------------------------------------------- -----------------------
           (5)      Capital Expenditures with Net Sale Proceeds or with  proceeds        of
           Recovery Events                                                                              $__________
           --------------------------------------------------------------------------------- -----------------------
           --------------------------------------------------------------------------------- -----------------------
           (6)      Net Capital Expenditures ((4) minus (5))                                            $__________
                                                  -----
           --------------------------------------------------------------------------------- -----------------------
           --------------------------------------------------------------------------------- -----------------------
           (7)      (1) minus (6)                                                                       $__________
                        -----
           --------------------------------------------------------------------------------- -----------------------
           --------------------------------------------------------------------------------- -----------------------
           (8)      50% times (7)                                                                       $__________
                        -----
           --------------------------------------------------------------------------------- -----------------------
           --------------------------------------------------------------------------------- -----------------------
           (9)      25% times (1)                                                                       $__________
                        -----
           --------------------------------------------------------------------------------- -----------------------
           --------------------------------------------------------------------------------- -----------------------
           (10)     Rollover Amount to next year (lesser of (8) or (9))                                 $__________

           --------------------------------------------------------------------------------- -----------------------

                                                            Exhibit 7.2(g)

                                                                FORM OF
                                          NEGATIVE COVENANT REPORT PURSUANT TO SECTION 7.2(g)
                                                                               --------------

                  The undersigned,  [Name] the [Responsible  Financial  Officer] of United States Can Company,  a Delaware  corporation
("Company"), does hereby report on behalf of Company that:
---------

                  1........This report is furnished pursuant to Section 7.2(g) of that certain credit agreement,  dated as of June ___,
                                                                --------------
2004 (as  amended,  restated,  supplemented  or  otherwise  modified  from  time to time,  the  "Credit  Agreement"),  among  U.S.  Can
                                                                                                 -----------------
Corporation,  a Delaware corporation,  United States Can Company, a Delaware corporation,  the financial institutions from time to time party thereto and Deutsche Bank Trust Company Americas,  as administrative  agent.  Unless otherwise defined herein,  capitalized terms used in this report have the meanings set forth in the Credit Agreement.

                  2........Set forth below are detailed  computations  which  establish  Company's  position  regarding  certain of the covenants  set forth in Article VIII of the Credit  Agreement,  as of ________ ___,  ____ (the  "Computation  Date") and for the Fiscal
                        ------------                                                             -----------------
Year ended December 31, 200__ (such period, the "Computation Period")18:
                                                 ------------------

         Section 8.1 - Liens

                  Liens securing Indebtedness of Foreign Subsidiaries permitted pursuant to
                  Section 8.1(g)                                                                $15,000,000

         .........Actual amount of such Indebtedness secured by such Liens                      $_________

         Section 8.2 - Indebtedness
                  (a)  Actual indebtedness permitted pursuant to Section 8.2(d)                 $_________
                  (b)  Actual indebtedness permitted pursuant to Section 8.2(e)                 $_________
                  (c)  Actual indebtedness permitted pursuant to Section 8.2(f)                 $_________
                  (d)  Actual indebtedness permitted pursuant to Section 8.2(m) must be less
                  than $15,000,000                                                              $_________
                  (e)  Actual indebtedness permitted pursuant to Section 8.2(o) must be less
                  than $15,000,000                                                              $_________
                  (f)  (a) plus (c) - Must be less than $15,000,00019                           $_________
                  (g)  (a) plus (b) plus (c) plus (o) - Must be less than $40,000,000           $_________

         Section 8.4 - Asset Dispositions
                  Net Sales of Accounts Receivable and Receivables Assets permitted pursuant
                  to Section 8.4(b)(ii)                                                         $20,000,000
                  Actual sale of Accounts Receivable and Receivables Assets permitted
                  pursuant to Section 8.4(b)(ii)                                                $__________

                  Asset Dispositions (other than Asset Dispositions of Accounts Receivable)
                  during the Fiscal Year                                                        $10,000,000
                  Actual Asset Dispositions (other than Asset Dispositions of Accounts
                  Receivable) permitted in any Fiscal Year                                      $_________

                  Asset Dispositions (other than Asset Dispositions of Accounts Receivable)
                  permitted since Initial Borrowing Date                                        $40,000,000
                  Actual Asset Dispositions (other than Asset Dispositions of Accounts
                  Receivable) since Initial Borrowing Date                                      $_________

         Section 8.5 - Restricted Payments
                  Restricted Payments upon termination of employment, death, disability, etc.
                  permitted pursuant to Section 8.5(a) since Initial Borrowing Date excluding amounts paid using proceeds of "keyman" policies or in the form of
                  forgiveness of indebtedness                                                   $2,500,000
                  Actual amount of such Restricted Payments since Initial Borrowing Date        $_________

                  Purchases or redemption of Subordinated Notes (or any notes issued in any
                  Permitted Refinancing thereof) permitted pursuant to Section 8.5(c)20 (plus
                  accrued interest on such debt so purchased or redeemed)                       $30,000,000
                  Actual amount of such purchases or redemptions (net of accrued interest on
                  such debt so purchased or redeemed)                                           $_________
(ii)
                  Dividends to Holdings for corporate and overhead expenses permitted
                  pursuant to Section 8.5(d) in any Fiscal Year                                 $200,000
                  Actual amount of such Dividends to Holdings during Fiscal Year                $_________

                  Payments by Holdings and its Subsidiaries of management or other fees
                  permitted pursuant to Section 8.5(e) in any Fiscal Year                       $750,000
                  Actual amount of such payments to Holdings during Fiscal Year                 $_________

         Section 8.7 - Loans, Investments and Acquisitions
                  Advances by Company or its Subsidiaries made to employees in the ordinary     $3,000,000 in the
                  course of business permitted pursuant to Section 8.7(c)21                     aggregate
                  Actual amount of such advances by Company                                     $_________

                  Investments by Company and its Subsidiaries in the Capital Stock of a
                  Person who is a Subsidiary that is not a Credit Party or in the form of loans, contributions to capital, Guarantee Obligations or advanced
                  permitted pursuant to Sections 8.7(g) and (h)                                 $10,000,000
                  Actual amount of such Investments by Company                                  $_________

                  Foreign Investments permitted pursuant to Section 8.7(j)                      $15,000,000
                  Actual amount of such Foreign Investments                                     $_________

                  Other Investments permitted pursuant to Section 8.7(l)                        $10,000,000
                  Actual amount of such other Investments                                       $_________

         Permitted Acquisitions
                  Aggregate Investment (including Consolidated Debt) for all Acquisitions
                  after the Closing Date (excluding the Formametal Acquisition)                 $[10,000,000]22
                  Actual Investments in Acquisitions since the Closing Date                     $_________

                                                       [signature page follows]

                  IN WITNESS  WHEREOF,  the Company has caused this report to be executed and delivered by its  [Responsible  Financial
Officer] on this ____ day of _____________, ______.

(A)      UNITED STATES CAN COMPANY

                                                     By: ______________________________________
                                                     Name: ____________________________________
                                                     Title: _____________________________________

                                                            Exhibit 12.8(c)

                                                                FORM OF
ASSIGNMENT AND ASSUMPTION AGREEMENT23

                                                                                                                  Date __________, ____

                  This Assignment and Assumption Agreement (this  "Assignment"),  is dated as of the Effective Date set forth below and
                                                                   ----------
is entered  into by and between  [the]  [each]  Assignor  identified  in item 1 below  ([the]  [each an]  "Assignor")  and [the] [each]
                                                                                                           --------
Assignee  identified  in [item 2] [item 3] below  ([the]  [each an]  "Assignee").  [It is  understood  and  agreed  that the rights and
                                                                      --------
obligations  of such Assignee  [Assignor]  hereunder are several and not joint.]  Capitalized  terms used herein but not defined herein shall have the meanings given to them in the Credit  Agreement  identified below (as amended,  supplemented or otherwise  modified from time to time,  the "Credit  Agreement"),  receipt of a copy of which is hereby  acknowledged  by [the]  [each]  Assignee.  The Standard
                    ----------------
Terms and Conditions set forth in Annex 1 hereto (the "Standard Terms and  Conditions")  are hereby agreed to and  incorporated  herein
                                  -------              ------------------------------
by reference and made a part of this Assignment as if set forth herein in full.

                  For an agreed  consideration,  the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee,  and [the]
[each]  Assignee  hereby  irrevocably  purchases and assumes from [the] [each such]  Assignor,  subject to and in  accordance  with the
Standard Terms and Conditions and the Credit Agreement,  as of the Effective Date inserted by the Administrative  Agent as contemplated below,  the interest in and to all of the  Assignor's  rights and  obligations  under the Credit  Agreement and any other  documents or instruments  delivered  pursuant thereto that represents the amount and percentage  interest  identified below of all of the Assignor's outstanding  rights and obligations under the respective  facilities  identified below  (including,  to the extent included in any such facilities,  Letters of Credit and Swing Line Loans) (the "Assigned  Interest").  [Each] [Such] sale and assignment is without recourse
                                                           ------------------
to [the] [each such] Assignor and, except as expressly provided in this Assignment,  without  representation or warranty by [the] [each such] Assignor.

1.       Assignor:..................
                                    -----------------------------------

[2.      Assignee:..................                                   ]24
                                    ------------------------------------

[2][3].  Credit Agreement:          Credit  Agreement dated as of June ___, 2004 among U.S. Can  Corporation,  a Delaware  corporation,
                                    United States Can Company,  a Delaware  corporation,  the financial  institutions from time to time party thereto and Deutsche Bank Trust Company Americas, as administrative agent.

[3.      Assigned Interest:25

---------------------- --------------- --------------------------------- ----------------------------------
                                              Aggregate Amount of           Amount of Commitment/Loans
                                                                                      ----------------
                         Facility      Commitment/Loans for all Lenders              Assigned
                         ---------     --------------------------------              --------
      Assignee            assigned
      --------            --------
---------------------- --------------- --------------------------------- ----------------------------------
---------------------- --------------- --------------------------------- ----------------------------------
 [Name of Assignee]

                                                  ----------                         ----------
---------------------- --------------- --------------------------------- ----------------------------------
---------------------- --------------- --------------------------------- ----------------------------------
 [Name of Assignee]

                                                  ----------                         ----------
---------------------- --------------- --------------------------------- ----------------------------------

[4.      Assigned Interest:26

------------------------------ ---------------------------------------- -----------------------------------
                                Aggregate Amount of Commitment/Loans        Amount of Commitment/Loans
                                           for all Lenders                           Assigned
                                                   -------                           --------
      Facility assigned
      -----------------
------------------------------ ---------------------------------------- -----------------------------------
------------------------------ ---------------------------------------- -----------------------------------
Revolving Commitments

                               $--------------                          $--------------
------------------------------ ---------------------------------------- -----------------------------------
------------------------------ ---------------------------------------- -----------------------------------
Term B Loans

                               $--------------                          $--------------
------------------------------ ---------------------------------------- -----------------------------------
------------------------------ ---------------------------------------- -----------------------------------
Swing Line Loans

                               $--------------                          $--------------
------------------------------ ---------------------------------------- -----------------------------------
------------------------------ ---------------------------------------- -----------------------------------
Letters of Credit

                               $--------------                          $--------------
------------------------------ ---------------------------------------- -----------------------------------

Effective Date ___________ ____, 200__

ASSIGNOR INFORMATION

Payment Instructions:                                _____________________
                                                     =====================
                                                     ---------------------
                                                     Reference:

Notice Instructions:
                                                     =====================
                                                     ---------------------
                                                     Reference:

ASSIGNEE INFORMATION

Payment Instructions:                                _____________________
                                                     =====================
                                                     ---------------------
                                                     Reference:

Notice Instructions:
                                                     =====================
                                                     ---------------------
                                                     Reference:

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR                                    ASSIGNEE
[NAME OF ASSIGNOR]                          [NAME OF ASSIGNEE]27

By:                                                  By:
   -----------------------------------------              ---------------------------------------
     Name:                                                Name:
     Title:                                               Title:

[Additional Signature lines as necessary]   [Additional Signature lines as necessary]

By:                                                  By:
   -----------------------------------------              ---------------------------------------
     Name:                                                Name:
     Title:                                               Title:

 [Consented to and]28 Accepted:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
     as Administrative Agent

By:  DB Services New Jersey, Inc.

By:
    ----------------------------------------
     Name:
     Title:

UNITED STATES CAN COMPANY29

By:
    ----------------------------------------
     Name:
     Title:

                                             ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                                ANNEX I

                                                       UNITED STATES CAN COMPANY

                                                           CREDIT AGREEMENT

                                             STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                                                       AND ASSUMPTION AGREEMENT

                  1.       Representations and Warranties.
                           ------------------------------

                           1.1.     Assignor.  [Each]  [The]  Assignor  (a)  represents  and  warrants  that  (i) it is the  legal  and
                                    --------
beneficial  owner of the Assigned  Interest,  (ii) the Assigned  Interest is free and clear of any lien,  encumbrance  or other adverse claim and (iii) it has full power and  authority,  and has taken all action  necessary,  to execute and deliver this  Assignment and to consummate the transactions  contemplated  hereby; and (b) assumes no responsibility with respect to (i) any statements,  warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity,  enforceability,  genuineness, sufficiency or value of the Credit Agreement,  any other Loan Document or any other instrument or document  delivered pursuant thereto, other than this Assignment,  or any collateral  thereunder,  (iii) the financial condition of the Company or any of its Subsidiaries or
Affiliates or any other Person  obligated in respect of any Loan Document or (iv) the  performance  or observance by the Company or any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Documents.

                           1.2.     Assignee.  [Each]  [The]  Assignee  (a)  represents  and  warrants  that (i) it has full  power and
                                    --------
authority,  and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions  contemplated hereby and to become a Lender under the Credit  Agreement,  (ii) it meets all  requirements  of an Eligible  Assignee  under the Credit
Agreement,  (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit  Agreement and, to the extent of the  Assigned  Interest,  shall have the  obligations  of a Lender  thereunder,  (iv) it has  received a copy of the Credit  Agreement, together with copies of the most recent financial statements  delivered pursuant to Section 7.1 thereof, as applicable,  and such other
                                                                                    -----------
documents and  information as it has deemed  appropriate to make its own credit analysis and decision to enter into this Assignment and to  purchase  the  Assigned  Interest  on the basis of which it has made such  analysis  and  decision  and (v) has sent to  Company if required  to be  delivered  to Company or  attached  to this  Assignment  if  required  to be  delivered  to  Administrative  Agent any documentation  required to be delivered by it to Company and/or  Administrative  Agent  pursuant to the terms of the Credit  Agreement, duly completed and executed by [the] [each such] Assignee;  and (b) agrees that (i) it will,  independently and without reliance on the
Administrative  Agent,  [the] [each such] Assignor or any other Lender,  and based on such  documents and  information as it shall deem appropriate  at the time,  continue to make its own credit  decisions  in taking or not taking  action under the Loan  Documents,  (ii)
appoints and authorizes  each of the  Administrative  Agent and the Collateral  Agent to take such action as agent on its behalf and to exercise  such powers under the Loan  Agreement  and the other Loan  Documents as are  delegated  to or  otherwise  conferred  upon the
Administrative  Agent or the Collateral  Agent,  as the case may be, by the terms thereof,  together with such powers as are reasonably incidental  thereto;  and (iii) it will perform in accordance  with their terms all of the  obligations  which by the terms of the Loan
Documents are required to be performed by it as a Lender.

                  2.       Payment.  Subject  to  the  terms  of  the  Credit  Agreement,  from  and  after  the  Effective  Date,  the
                           -------
Administrative  Agent shall make all payment in respect to the Assigned Interest (including payments of principal,  interest,  fees and other  amounts) to [the] [each such]  Assignor for amounts which have accrued to but  excluding the Effective  Date and to [the] [each]
Assignee for amounts which have accrued from and after the Effective Date.

                  3.       General  Provisions.  This Assignment shall be binding upon, and inure to the benefit of, the parties hereto
                           -------------------
and their  respective  successors  and assigns.  This  Assignment may be executed in any number of  counterparts,  which together shall constitute one  instrument.  Delivery of an executed  counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually  executed  counterpart of the  Assignment.  THIS  ASSIGNMENT  SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE
LAWS OF THE STATE OF NEW YORK,  AND FOR ALL PURPOSES  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE INTERNAL  LAWS AND  DECISIONS OF SAID
STATE,  INCLUDING  SECTIONS  5-1401  AND 5-1402 OF THE NEW YORK  GENERAL  OBLIGATIONS  LAW BUT  EXCLUDING  ALL OTHER  CHOICE OF LAW AND
CONFLICTS OF LAWS RULES.

--------
1    Such written notice (or telephonic notice promptly confirmed in writing) must be given to [Administrative Agent][Swing Line
     Lender] (i) prior to 1:00 P.M., New York City time, three Business Days prior to the requested borrowing date, if all or any part of the requested Loans are to be Eurocurrency Loans, (ii) prior to 1:00 P.M., New York City time, one Business Day prior to the requested borrowing date, with respect to Base Rate Loans (provided, however, that a Notice of Borrowing with respect to
                                                                --------  -------
     Borrowings of Base Rate Loans to be made on the Initial Borrowing Date may, at the discretion of Administrative Agent, be delivered later than the time specified above) and (iii) prior to 12:00 noon, New York City time, on the requested borrowing date, with respect to Swing Line Loans.

2    Each Borrowing shall be in an amount equal to (i) with respect to Base Rate Loans, at least Five Hundred Thousand Dollars
     ($500,000) and, if greater, shall be in integral multiples of $100,000 above such minimum, (ii) with respect to Eurocurrency
     Loans, at least One Million Dollars ($1,000,000) and, if greater, shall be in integral multiples of $100,000 above such minimum and (iii) with respect to Swing Line Loans, Five Hundred Thousand Dollars ($500,000) or greater.

3    Specify whether Loans are to be Eurocurrency Loans, Base Rate Loans or Swing Line Loans.

4    Which shall be subject to the definition of "Interest Period" set forth in the Credit Agreement and shall end on or before the applicable Term Maturity Date for any Term Loan and the Revolver Termination Date for any Revolving Loan.

5    This written notice must be given to Administrative Agent not later than 1:00 P.M. (New York City time) at least three Business
     Days' (or one Business Day in the case of a conversion into Base Rate Loans) in advance of the date of conversion or continuation.

6    The aggregate principal amount of the Eurocurrency Loans for each Interest Period must be equal to at least One Million Dollars
     ($1,000,000) and, if greater, shall be in integral multiples of One Hundred Thousand  Dollars ($100,000) above such minimum.
7    Which shall be subject to the definition of "Interest Period" set forth in the Credit Agreement and shall end on or before the applicable Term Maturity Date for any Term Loan and the Revolver Termination Date for any Revolving Loan.
8    At least three Business Days' prior written notice is required and such notice must be given prior to 1:00 P.M. (New York City time) or such shorter period as agreed to by the Facing Agent.
9    Insert name of Facing Agent - If a Standby Letter of Credit is to be issued by the Administrative Agent, insert "Deutsche Bank
     Trust Company Americas."  If a Commercial Letter of Credit is to be issued by the Administrative Agent, insert "Deutsche Bank AG,
     New York Branch."  If any Letter of Credit is to be issued by a Lender other than the Administrative Agent, insert the name of applicable Facing Agent.
10   Insert U.S. Dollar Stated Amount of Letter of Credit.

11   Insert name and address of beneficiary.

12   Expiration date for Standby Letters of Credit must not be later than one year or less after date of issuance or ten (10) days prior to the Revolver Termination Date and the expiration date for Commercial Letters of Credit must not be later than180 days after the issuance or thirty (30) days prior to the Revolver Termination Date.

13   In the case of Standby Letters of Credit, insert a brief description of the LC Supportable Indebtedness.  In the case of
     Commercial Letters of Credit, insert a brief description of supported trade obligation.

14   Excluding Capital Expenditures with Net Sale Proceeds or with proceeds of Recovery Events to the extent set forth in Section
                                                                                                                          --------
     9.1(e).
     ------

15   Required only for Compliance Certificate delivered in connection with the financial statements delivered pursuant to Section
                                                                                                                          --------
     7.1(c).
     ------

                                                                                             16   If Total Leverage Ratio equals 5.0:1.0 or less, such annual amount shall increase to $30,000,000.

                                                                                             5    Excluding Capital Expenditures with Net Sale Proceeds or with proceeds of Recovery Events to the extent set forth in Section
                                                                                                                                                                                                                       --------
                                                                                                  9.1(e).
                                                                                                  ------

18   This report is required if the Total Leverage Ratio for the most recently completed Fiscal Year of Holdings, as set forth on the
     Compliance Certificate, equals 5.0:1.0 or more and will be delivered concurrently with the delivery of the financial statements referred to in Section 7.2(g).
                    --------------
19   If the First Lien Leverage Ratio for any Test Period after the Closing Date equals 2.5:1.0 or less, such aggregate amount shall increase to $20,000,000.

20   Also must have pro forma Senior Secured Leverage Ratio of 4.5:1.0 or less and Total Available Revolving Commitments of
     $35,000,000 or more after giving effect to such repurchases.

21   No more than $1,000,000 may be advanced to any one Person.

                                                                                                22   If First Lien Leverage Ratio equals 2.5:1.0 or less, such aggregate amount shall increase to $30,000,000.

23   This Form of Assignment and Assumption Agreement should be used by for an assignment to one or more Eligible Assignees including an Affiliate thereof.
24 Item 1 and Item 2 should be filled in as appropriate.

25   Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignment to or from funds managed  by the same or related investment managers.  The amount of an assignment of such Lender's Credit Exposure shall be not less than
      $1,000,000 (or less the entire amount of Lender's Credit Exposure with respect to such Facility, provided, that if such Lender and its Affiliates (or in the case of a Funds and its Related Funds) collectively hold Credit Exposure at least equal to such minimum amounts, such Affiliates and/or Related Funds must simultaneously assign Credit Exposure such that the aggregate Credit
      Exposure assigned satisfies such minimum amount).

26   Insert this chart if this Form of Assignment and Assumption Agreement is being used by a Lender for an assignment to a single
      Assignee.  The amount of an assignment of such Lender's Credit Exposure shall be not less than $1,000,000 (or less the entire amount of Lender's Credit Exposure with respect to such Facility, provided, that if such Lender and its Affiliates collectively hold Credit Exposure at least equal to such minimum amounts, such Affiliates must simultaneously assign Credit Exposure such that the aggregate Credit Exposure assigned satisfies such minimum amount).

27   Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

28   Insert only if assignment is being made to an Assignee other than an Affiliate or another Lender, or, in the case of a Lender that is a Fund, any Related Fund of any Lender.

29   Do not insert if assignment is being made when an Event of Default is continuing, if assignment is being made to an Assignee that is an Affiliate or another Lender, or, in the case of a Lender that is a Fund, any Related Fund of any Lender or if the assignment is being made by Administrative Agent prior to Syndication Date.